METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS




Letter from the President.............................................     A-1

Economic and Capital Market Review....................................     A-2

Lehman Brothers Aggregate Bond Index(R) Portfolio.....................   MSF-1

State Street Research Diversified Portfolio...........................  MSF-12

Harris Oakmark Large Cap Value Portfolio..............................  MSF-23

Janus Growth Portfolio................................................  MSF-29

MetLife Stock Index Portfolio.........................................  MSF-35

Putnam Large Cap Growth Portfolio.....................................  MSF-46

State Street Research Investment Trust Portfolio......................  MSF-52

State Street Research Large Cap Value Portfolio.......................  MSF-58

T. Rowe Price Large Cap Growth Portfolio..............................  MSF-64

Janus Mid Cap Portfolio...............................................  MSF-71

MetLife Mid Cap Stock Index Portfolio.................................  MSF-77

Neuberger Berman Partners Mid Cap Value Portfolio.....................  MSF-87

State Street Research Aggressive Growth Portfolio.....................  MSF-93

Russell 2000 Index(R) Portfolio.......................................  MSF-99

State Street Research Aurora Portfolio................................ MSF-122

Franklin Templeton Small Cap Growth Portfolio......................... MSF-130

T. Rowe Price Small Cap Growth Portfolio.............................. MSF-137

Morgan Stanley EAFE Index(R) Portfolio................................ MSF-146

Putnam International Stock Portfolio.................................. MSF-160

Scudder Global Equity Portfolio....................................... MSF-167

Notes to Financial Statements......................................... MSF-174

Footnotes to Portfolio Manager Commentary............................. MSF-183

Not all funds are available under every product. Refer to your prospectus for information on the funds that are available.

Morgan Stanley sponsors the MSCI EAFE Index(R), Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index(R), Standard & Poor's sponsors the S&P 500 Index(R) and the S&P 400 MidCap Index(R), and Frank Russell Company sponsors the Russell 2000 Index(R) (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Portfolios or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

 LETTER FROM THE PRESIDENT


AUGUST 2002

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2002 Semiannual Report for the Metropolitan Series Fund, Inc. This report includes performance histories, portfolio allocations and financial reports as of June 30, 2002, as well as portfolio outlooks and strategies. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

It is important to keep in mind that all securities markets are subject to volatility. Therefore, we encourage you to focus on your long-term retirement and investment goals.

As an added service, electronic delivery of fund reports, prospectuses and other informational documents is now available. With eDelivery, you can view and save your documents on-line, rather than receive them in the mail. If you're interested in going "paperless," see the inside front cover for instructions on how to enroll today!

We appreciate the confidence you have placed in us by choosing the Metropolitan Series Fund, Inc. and look forward to serving your future investment needs.

Sincerely,
/s/ Anne M. Goggin
Anne Goggin
President, Metropolitan Series Fund, Inc.

 ECONOMIC AND CAPITAL MARKET REVIEW: SIX MONTHS ENDING JUNE 30, 2002


ECONOMY
The economy continued to rebound from last year's recession and the horrors of September 11/th/. The first quarter's surprisingly strong 5.0% real rate of growth in the Gross Domestic Product moderated to a more subdued growth rate of about 1.1% during the second quarter. This was less than pundits had expected as consumers pulled their spending back from the strong pace of the past few years. The GDP is expected to continue in the 2% to 3% range for the remainder of the 2002 year before picking up in 2003 to about a 3.5% rate. The six-month change of +0.9% in the Leading Economic Indicators Index, and the corresponding 2.2% decline in the Lagging Economic Indicators Index, point to a steady, but modest economic recovery. However, in more recent months, the Leading Indicators Index has been flat, raising concerns that the recovery has slowed. Overall though, the positive signs are hard to ignore. The Purchasing Managers Index rose 16.8% during the first six months of 2002, nearly recovering the 16% drop in that index during the 2000 and 2001 years. Industrial Production and Capacity Utilization also continued to show improvement. The residential housing market remained strong with New Home Sales growing at a record pace.

But, there are also areas of concern that the recovery may not be as strong and certain as first thought. Although the June Consumer Confidence Index is higher than it was at year-end, it has been drifting lower over the past few months and could move even lower as the sharp losses in the equity market (and in 401(k) balances) may impact the consumer's psyche, buying habits, and retirement plans. This is especially important because the resilience of the consumer had kept the economy afloat over the past several years when the corporate sector was retrenching. In addition, while the rise in the unemployment rate (currently 5.9% vs. 5.8% at the start of the year) and the rate of job contraction have slowed, the employment picture has not improved as quickly as it normally does during a recovery, because corporations are reluctant to add to their payrolls in this uncertain environment. Inflation remained modest during the first half of 2002, allowing the Fed to keep its target interest rate (1.75%) at its lowest levels in a generation in order to keep the tenuous economic recovery on track.

FIXED INCOME MARKET
After moving higher during the first quarter in response to an improving economy, interest rates moved lower during the second quarter as expectations became more muted, and rates ended the half-year close to where they began. At the shortest end of the curve, the yield on the Three-Month Treasury Bill remained at 1.7%, while at the long end, the Thirty Year Treasury Bond yield stayed at 5.5%. However, there was some movement in the intermediate maturity range as seen by the decline in the yield of the Five Year Treasury Note from 4.3% to 4.0%. As would be expected in a stable interest rate environment, bond returns were only modestly higher with most of the total return coming from the coupon income. Although bond returns were flat during the first quarter, the Lehman Brothers Aggregate Bond Index recovered during the second quarter to return +3.8% for the first six months of 2002.

For the first three months of the year, lower credit quality bonds had the best performance of all fixed income sectors, as the outlook for the economy and the credit markets was bright. However, that environment changed dramatically during the second quarter leading to a sharp decline in the high-yield sector and a flight to higher quality issues. There were several major factors that caused this change. First, the outlook for the economy became more cautious, leading investors to reassess the ability of companies with lower quality debt to meet their obligations. More importantly, the growing scandals regarding accounting practices and financial reporting called into question the creditworthiness of all companies, especially those with complex structures. The collapse of telephone giant

                                    [CHART]

                         STOCK AND BOND RETURNS
           AS MEASURED BY THE FOLLOWING INDICES ENDING JUNE 30, 2002

                                                     3 YEARS       5 YEARS       10 YEARS
                            YTD        1 YEAR       Annualized    Annualized    Annualized
                       Total Return  Total Return    *Return       *Return       *Return
                       ------------  ------------  ------------  ------------  -------------

U.S. STOCKS               (13.2)%      (18.0)%        (9.2)%         3.7%         11.4%
Standard & Poor's
500 Composite Stock
Price (S&P 500)
Index

U.S. MID CAP STOCKS        (3.2)%       (4.7)%         6.7%          12.6%        15.1%
Standard & Poor's
Mid Cap 400
(S&P 400) Index

U.S. SMALL CAP STOCKS      (4.7)%       (8.6)%         1.7%           4.4%        11.0%
Russell 2000(R) Index

INTERNATIONAL STOCKS       (1.6)%       (9.5)%        (6.8)%         (1.6)%        5.4%
MSCI EAFE(R) Index

U.S. BONDS                   3.8%         8.6%         8.1%           7.6%         7.4%
Lehman Brothers
Aggregate Bond Index

 ECONOMIC AND CAPITAL MARKET REVIEW: SIX MONTHS ENDING JUNE 30,
 2002--(CONTINUED)


WorldCom only increased the angst of investors. Within the investment grade domestic market, Mortgages and Treasuries were the best performing sectors for the first six months of the year, while Industrial bonds and lower credit investment grade issues lagged, although their returns were still positive for the six-month period.

DOMESTIC EQUITIES
After a strong recovery in the fourth quarter immediately following last year's terrorist attacks and growing evidence of an improving economy and higher corporate profits, many investors were hoping for a rebound in the equity markets during 2002 and an end to the two year old bear market. The major indices were generally flat during the first quarter, but they moved sharply lower in the second quarter. This trend continued into the third quarter, which brought indices to their lowest levels in four to five years. There was no single event that precipitated this sharp drop, but it was instead an accumulation of several factors. First, there were concerns that the economy and corporate profits would not improve as strongly as projected. Second, some analysts feel the market is still overvalued relative to historical Price-to-Earnings ratios. Third, there were concerns about the instability in the Middle East and the War on Terrorism. The fourth and the single largest factor was the fallout from the accounting, corporate governance, and executive malfeasance scandals that seemed to grow daily throughout the first six months of the year. What began with Enron, and continued with WorldCom, Tyco, Global Crossing, and Adelphia, undermined the confidence of investors in the integrity of the investment process. Wall Street firms also came under fire from those citing a conflict of interest between their analysts and their investment bankers. Even good news on profits from otherwise respected companies was met with skepticism and doubt. It will be beneficial over the long-term if the result of this crisis in confidence is improved information from companies to their investors and more reliable and unbiased advice from Wall Street's analysts.

For the six months ending June 30, 2002, common stocks, as measured by the Standard & Poor's 500 Index, declined 13.2%. The NASDAQ, with its heavy exposure to younger technology companies, was down nearly 25%. As was the case during 2001, small cap stocks held up much better than larger stocks. Value stocks, especially those with mid or small capitalizations, did better than growth style stocks. Even over a three-year period, the major indices are negative and the five-year returns are no better than the returns on treasury bills. However, it is interesting to note that over the past ten years ending June 30/th/, the S&P 500 has returned 11.4%, which is close to its long-term return since 1926. Among the major economic sectors, Basic Materials, Energy, and Consumer Staples all produced positive, albeit modest, returns and were the best performers over the first six months of the year. Information Technology and Telecommunication were by far the worst performing sectors, each down over 30%.

INTERNATIONAL EQUITIES
Foreign stocks were also down during the first six months, but not nearly as much as domestic stocks, as seen by the MSCI EAFE International Index (US Dollar) return of -1.6%. However, the weakness of the dollar relative to other currencies helped US based investors' returns in foreign equities. The local currency return of the EAFE was in fact -9.5%. Among the developed countries, Japan was the best performer (+8.2%), while the United Kingdom was down 5.7%. The emerging markets were mixed with Asia up strongly (+10%), while Latin America was down nearly 14%. Growth stocks were down a bit more than value stocks, but the difference was not nearly as great as in the US.

Prepared by MetLife Advisers, LLC

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE LEHMAN
 BROTHERS
 AGGREGATE BOND
 INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 U.S. BONDS

  NET ASSETS
$ 322.1 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
  INVESTMENT
  DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 3.5%, while its benchmark, the Lehman Brothers Aggregate Bond Index/1/, returned 3.8% over the same time period. The corporate sector of the bond market was plagued by an unusually high number of downgrades in the first half of the year. For the index, on an absolute return basis, collateralized mortgage backed securities were up 6.34%, followed by mortgage backed securities, up 4.41%, asset backed securities up 4.22%, U.S. government securities up 3.78%, and finally corporate debt up 2.63%.

PORTFOLIO ACTIVITY
With the exception of the 30-year Treasury, interest rates fell during the first half of the year. The yield curve steepened with the two-year yield falling approximately 20 basis points to 2.81, while the thirty-year increased 4 basis points to 5.51%. A broad theme in the markets for the first half of the year was a flight to quality as investors moved monies from equities to bonds.

The markets were impacted by the erosion of investor confidence in corporate America due to allegations concerning the accounting and management practices of Enron, Tyco, WorldCom and Merck.

PORTFOLIO OUTLOOK
In addition to Federal Reserve policy and U.S. fiscal policy, this new era of corporate malfeasance undermining the confidence of investors could add more volatility and uncertainty in the bond markets going forward.


                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    22.3%
              FEDERAL HOME LOAN MORTGAGE..............    17.0
              UNITED STATES TREASURY NOTES............    16.8
              UNITED STATES TREASURY BONDS............     6.5
              FEDERAL HOME LOAN BANK..................     5.2
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     4.5
              GENERAL MOTORS ACCEPTANCE CORP..........     1.7
              FEDERAL FARM CREDIT BANK................     0.5
              CITIGROUP, INC..........................     0.5
              FORD MOTOR CREDIT CO....................     0.5

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX SINCE
                                    11/9/98


                                    [CHART]

                   Lehman Brothers        Lehman Brothers
                   Aggregate Bond         Aggregate Bond
                   Index Portfolio            Index
                   ---------------        ---------------
  11/1998              $10,000               $10,000
   6/1999                9,949                 9,949
   6/2000               10,390                10,403
   6/2001               11,498                11,571
   6/2002               12,387                12,569


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                                           LEHMAN
                              LEHMAN BROTHERS AGGREGATE   BROTHERS
                                BOND INDEX PORTFOLIO      AGGREGATE
                            CLASS A CLASS B    CLASS E      INDEX
            6 Months          3.5%    3.5%       3.5%        3.8%
            1 year            7.7     7.5        7.7         8.6
            3 Years           7.6      --         --         8.1
            Since Inception   6.1     6.5/(a)/   7.3/(b)/    6.4

--------------------------------------------------------------------------------

 /(a)/ Inception date was January 2, 2001.
 /(b)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                     MSF-1

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--97.9% OF TOTAL NET ASSETS


          FACE                                                   VALUE
         AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.3%
      $    460,000 Boeing Co. 7.250%, 06/15/25............... $    491,119
           233,000 Raytheon Co. 6.750%, 08/15/07.............      246,253
           200,000 United Technologies Corp. 7.500%, 09/15/29      224,790
                                                              ------------
                                                                   962,162
                                                              ------------

                   AIR TRAVEL--0.2%
           750,000 Southwest Airlines Co. 6.500%, 03/01/12...      764,724
                                                              ------------

                   ALUMINUM--0.2%
           300,000 Alcoa, Inc. 6.500%, 06/01/11..............      318,189
           400,000 Alcoa, Inc. 6.000%, 01/15/12..............      410,936
                                                              ------------
                                                                   729,125
                                                              ------------

                   ASSET BACKED--0.7%
           115,000 Chase Credit Card Owner Trust
                    6.660%, 01/15/07.........................      122,807
           125,000 Chemical Master Credit Card Trust I
                    5.980%, 09/15/08.........................      132,366
           190,000 Citibank Credit Card Issuance Trust
                    7.450%, 09/15/07.........................      204,244
           228,000 Citibank Credit Card Master Trust I
                    5.300%, 01/09/06.........................      236,256
           600,000 Citibank Credit Card Master Trust I
                    6.100%, 05/15/08.........................      636,906
           435,000 Detroit Edison Co. 6.190%, 03/01/13.......      458,534
           175,000 First USA Credit Card Master Trust
                    5.280%, 09/18/06.........................      181,388
           200,000 Standard Credit Card Master Trust I
                    7.250%, 04/07/08.........................      219,688
                                                              ------------
                                                                 2,192,189
                                                              ------------

                   AUTO PARTS--0.1%
           300,000 Delphi Automotive Systems Corp.
                    7.125%, 05/01/29.........................      294,862
                                                              ------------

                   AUTOMOBILES--0.6%
           600,000 DaimlerChrysler North America
                    6.400%, 05/15/06.........................      621,509
           350,000 DaimlerChrysler North America
                    8.000%, 06/15/10.........................      383,216
           400,000 Ford Motor Co. 7.250%, 10/01/08...........      412,044
           250,000 Ford Motor Co. 6.500%, 08/01/18...........      218,011
           500,000 Ford Motor Co. 6.375%, 02/01/29...........      406,383
                                                              ------------
                                                                 2,041,163
                                                              ------------

                   BANKS--0.3%
         1,000,000 European Investment Bank 4.000%, 08/30/05.    1,006,898
                                                              ------------

                   BROADCASTING--0.3%
           600,000 Clear Channel Communications, Inc.
                    6.000%, 11/01/06.........................      563,035
           250,000 Time Warner Entertainment Co., L.P.
                    7.250%, 09/01/08.........................      246,675
                                                              ------------
                                                                   809,710
                                                              ------------

       FACE                                                        VALUE
      AMOUNT                                                     (NOTE 1A)
   -------------------------------------------------------------------------

                CHEMICALS--0.4%
   $    300,000 E. I. du Pont de Nemours 6.875%, 10/15/09..... $     327,754
        500,000 Praxair, Inc. 6.625%, 10/15/07................       540,674
        300,000 Rohm & Haas Co. 7.400%, 07/15/09..............       326,954
                                                               -------------
                                                                   1,195,382
                                                               -------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
        285,511 Asset Backed Securities Corp.
                 7.570%, 03/21/24.............................       288,589
        800,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 06/15/09........................       874,787
        200,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.780%, 02/15/32........................       226,439
        250,000 Chase Commercial Mortgage Securities Corp.
                 6.390%, 11/18/30.............................       264,677
        450,000 First Union Lehman Brothers Bank of America
                 Commercial Mortgage Trust
                 6.560%, 11/18/35.............................       481,260
        250,000 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.210%, 10/15/35.......................       262,812
        100,000 Residential Asset Security Mortgage Pass Thru
                 5.751%, 03/25/27.............................       103,072
        500,000 Saxon Asset Securities Trust 6.190%, 08/25/22.       519,935
        400,000 Structured Asset Securities Corp.
                 6.950%, 03/12/07.............................       428,344
      1,000,000 Trizechahn Office Properties Trust (144A)
                 6.211%, 03/15/13.............................     1,039,219
                                                               -------------
                                                                   4,489,134
                                                               -------------

                COMMUNICATION SERVICES--0.3%
        300,000 AOL Time Warner, Inc.
                 7.625%, 04/15/31.............................       255,867
        250,000 Comcast Cable Communications
                 8.375%, 05/01/07.............................       250,587
        418,000 Time Warner, Inc. 9.125%, 01/15/13............       436,660
                                                               -------------
                                                                     943,114
                                                               -------------

                COMMUNICATIONS--0.3%
        300,000 SBC Communications, Inc. 5.750%, 05/02/06.....       310,810
        500,000 SBC Communications, Inc.
                 5.875%, 02/01/12 (c).........................       498,158
                                                               -------------
                                                                     808,968
                                                               -------------

                COMPUTERS & BUSINESS EQUIPMENT--0.2%
        425,000 International Business Machines Corp.
                 8.375%, 11/01/19.............................       491,542
                                                               -------------

                CONGLOMERATES--0.1%
        300,000 Honeywell International, Inc. 7.500%, 03/01/10       332,636
                                                               -------------

                CONSTRUCTION MATERIALS--0.1%
        250,000 Caterpillar, Inc. 7.250%, 09/15/09............       273,764
                                                               -------------

                COSMETICS & TOILETRIES--0.2%
        400,000 Procter & Gamble Co. 6.600%, 12/15/04.........       429,635

                See accompanying notes to financial statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


          FACE                                                   VALUE
         AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                   COSMETICS & TOILETRIES--(CONTINUED)
      $    200,000 Procter & Gamble Co. 6.450%, 01/15/26.... $     200,721
                                                             -------------
                                                                   630,356
                                                             -------------

                   DOMESTIC OIL--0.1%
           300,000 Tosco Corp. 7.625%, 05/15/06.............       327,989
                                                             -------------

                   DRUGS & HEALTH CARE--0.5%
           145,000 Abbott Laboratories 5.600%, 10/01/03.....       150,062
           300,000 Abbott Laboratories 5.625%, 07/01/06.....       313,397
           250,000 Johnson & Johnson 6.950%, 09/01/29.......       270,301
           300,000 Merck & Co., Inc. 5.950%, 12/01/28.......       283,982
           400,000 Tenet Healthcare Corp. 6.500%, 06/01/12..       406,540
                                                             -------------
                                                                 1,424,282
                                                             -------------

                   ELECTRIC UTILITIES--1.7%
           200,000 Coastal Corp. 7.750%, 10/15/35...........       176,110
           235,000 Commonwealth Edison Co.
                    6.400%, 10/15/05........................       246,574
           150,000 Consolidated Edison Co. 6.450%, 12/01/07.       158,889
           300,000 Dominion Resources, Inc. 8.125%, 06/15/10       335,323
           300,000 Exelon Generation Co., L.L.C.
                    6.950%, 06/15/11........................       310,580
           500,000 FirstEnergy Corp. 5.500%, 11/15/06.......       486,545
         1,081,000 K N Energy, Inc. 6.650%, 03/01/05........     1,134,402
           226,829 Niagara Mohawk Power Corp.
                    7.625%, 10/01/05........................       244,380
           500,000 Progress Energy, Inc. 7.000%, 10/30/31...       489,590
           600,000 Puget Sound Energy, Inc. 7.960%, 02/22/10       629,078
           400,000 Sonat, Inc. 7.625%, 07/15/11.............       391,079
           300,000 TXU Corp. 6.375%, 06/15/06...............       307,652
           400,000 Virginia Electric & Power Co.
                    5.375%, 02/01/07........................       405,076
                                                             -------------
                                                                 5,315,278
                                                             -------------

                   FEDERAL AGENCIES--46.1%
         1,650,000 Federal Farm Credit Bank 6.380%, 11/27/06     1,786,620
           400,000 Federal Home Loan Bank 6.340%, 06/13/05..       430,800
         5,000,000 Federal Home Loan Bank 6.500%, 11/15/05..     5,414,500
         2,400,000 Federal Home Loan Mortgage
                    5.000%, 01/15/04........................     2,482,728
         2,875,000 Federal Home Loan Mortgage
                    7.000%, 03/15/10........................     3,213,330
           302,322 Federal Home Loan Mortgage
                    7.000%, 06/01/11........................       319,043
           558,373 Federal Home Loan Mortgage
                    7.000%, 12/01/15........................       586,646
           712,322 Federal Home Loan Mortgage
                    7.500%, 03/01/16........................       751,309
         1,406,010 Federal Home Loan Mortgage
                    6.000%, 04/01/16........................     1,436,832
           389,839 Federal Home Loan Mortgage
                    7.500%, 08/01/24........................       412,005
           154,876 Federal Home Loan Mortgage
                    7.500%, 11/01/24........................       163,682
           202,134 Federal Home Loan Mortgage
                    7.500%, 10/01/26........................       213,882

                FACE                                       VALUE
               AMOUNT                                    (NOTE 1A)
            --------------------------------------------------------

                         FEDERAL AGENCIES--(CONTINUED)
            $    134,280 Federal Home Loan Mortgage
                          8.000%, 02/01/27............ $     142,966
                 605,984 Federal Home Loan Mortgage
                          7.500%, 10/01/27............       638,749
                 144,684 Federal Home Loan Mortgage
                          7.000%, 12/01/27............       150,063
                 276,293 Federal Home Loan Mortgage
                          8.000%, 10/01/28............       294,166
               1,509,721 Federal Home Loan Mortgage
                          6.000%, 11/01/28............     1,519,461
                 300,665 Federal Home Loan Mortgage
                          7.000%, 11/01/28............       311,994
                 527,865 Federal Home Loan Mortgage
                          6.000%, 12/01/28............       531,271
                 819,137 Federal Home Loan Mortgage
                          6.000%, 02/01/29............       823,670
                 837,934 Federal Home Loan Mortgage
                          6.000%, 04/01/29............       842,570
                 249,261 Federal Home Loan Mortgage
                          7.000%, 04/01/29............       258,410
                 386,754 Federal Home Loan Mortgage
                          6.000%, 05/01/29............       388,894
                 219,791 Federal Home Loan Mortgage
                          7.000%, 05/01/29............       227,758
                 585,132 Federal Home Loan Mortgage
                          7.000%, 06/01/29............       606,343
                 676,767 Federal Home Loan Mortgage
                          7.000%, 07/01/29............       701,300
                 552,593 Federal Home Loan Mortgage
                          6.500%, 10/01/29............       566,230
               1,237,137 Federal Home Loan Mortgage
                          7.500%, 10/01/29............     1,299,265
                 659,565 Federal Home Loan Mortgage
                          6.500%, 02/01/30............       675,842
               1,028,676 Federal Home Loan Mortgage
                          7.500%, 05/01/30............     1,081,169
               2,638,168 Federal Home Loan Mortgage
                          7.000%, 01/01/31............     2,732,140
                 965,000 Federal Home Loan Mortgage
                          6.750%, 03/15/31............     1,035,676
                 733,338 Federal Home Loan Mortgage
                          6.000%, 06/01/31............       731,732
                 115,754 Federal Home Loan Mortgage
                          6.000%, 07/01/31............       115,717
               4,943,268 Federal Home Loan Mortgage
                          6.000%, 08/01/31............     4,941,713
               1,998,476 Federal Home Loan Mortgage
                          6.500%, 08/01/31............     2,043,252
               1,999,282 Federal Home Loan Mortgage
                          6.000%, 09/01/31............     1,998,378
                 410,676 Federal Home Loan Mortgage
                          6.500%, 10/01/31............       419,017
               3,314,413 Federal Home Loan Mortgage
                          6.500%, 11/01/31............     3,388,671
               2,318,279 Federal Home Loan Mortgage
                          7.000%, 12/01/31............     2,400,856
               8,990,378 Federal Home Loan Mortgage
                          6.500%, 03/01/32............     9,193,332

                See accompanying notes to financial statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

            FACE                                               VALUE
           AMOUNT                                            (NOTE 1A)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  5,000,000 Federal Home Loan Mortgage
                      6.000%, 04/01/32.................... $   4,989,050
           3,850,000 Federal National Mortgage Association
                      7.000%, 07/15/05....................     4,209,936
             550,000 Federal National Mortgage Association
                      5.875%, 02/02/06....................       582,978
           5,500,000 Federal National Mortgage Association
                      4.750%, 01/02/07....................     5,535,365
           1,800,000 Federal National Mortgage Association
                      5.000%, 03/12/07....................     1,811,592
             370,000 Federal National Mortgage Association
                      5.250%, 01/15/09....................       377,470
           4,500,000 Federal National Mortgage Association
                      5.375%, 11/15/11 (c)................     4,503,600
             363,011 Federal National Mortgage Association
                      7.000%, 04/01/12....................       382,949
             391,470 Federal National Mortgage Association
                      6.500%, 01/01/13....................       407,696
              16,698 Federal National Mortgage Association
                      6.500%, 04/01/13....................        17,419
             856,032 Federal National Mortgage Association
                      6.500%, 06/01/13....................       890,804
              30,190 Federal National Mortgage Association
                      6.500%, 07/01/13....................        31,416
           4,849,282 Federal National Mortgage Association
                      6.000%, 10/01/13....................     5,009,473
             348,554 Federal National Mortgage Association
                      7.000%, 02/01/14....................       363,291
             735,675 Federal National Mortgage Association
                      6.000%, 03/01/14....................       758,458
             152,703 Federal National Mortgage Association
                      6.000%, 06/01/14....................       157,432
             287,892 Federal National Mortgage Association
                      6.500%, 06/01/14....................       299,497
             945,894 Federal National Mortgage Association
                      6.000%, 07/01/14....................       971,857
             237,887 Federal National Mortgage Association
                      6.000%, 09/01/14....................       244,205
             414,633 Federal National Mortgage Association
                      7.500%, 08/01/15....................       438,342
          10,564,350 Federal National Mortgage Association
                      6.500%, 04/01/17....................    10,962,669
           1,132,481 Federal National Mortgage Association
                      7.000%, 10/01/21....................     1,178,482
             316,152 Federal National Mortgage Association
                      7.500%, 09/01/25....................       334,224
              28,929 Federal National Mortgage Association
                      7.000%, 06/01/26....................        30,092
             292,480 Federal National Mortgage Association
                      7.500%, 06/01/26....................       308,747
               9,540 Federal National Mortgage Association
                      8.000%, 10/01/26....................        10,157
              19,224 Federal National Mortgage Association
                      7.500%, 09/01/27....................        20,293
              17,766 Federal National Mortgage Association
                      7.500%, 11/01/27....................        18,754

            FACE                                               VALUE
           AMOUNT                                            (NOTE 1A)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $      7,421 Federal National Mortgage Association
                      7.500%, 12/01/27.................... $       7,834
             403,965 Federal National Mortgage Association
                      7.500%, 03/01/28....................       424,163
           1,070,756 Federal National Mortgage Association
                      7.000%, 06/01/28....................     1,109,571
              12,220 Federal National Mortgage Association
                      7.500%, 08/01/28....................        12,831
             241,385 Federal National Mortgage Association
                      6.000%, 11/01/28....................       242,866
             102,355 Federal National Mortgage Association
                      6.000%, 12/01/28....................       102,982
           9,490,176 Federal National Mortgage Association
                      6.500%, 12/01/28....................     9,694,785
             626,692 Federal National Mortgage Association
                      6.500%, 03/01/29....................       641,388
           2,701,134 Federal National Mortgage Association
                      6.500%, 04/01/29....................     2,759,140
             233,799 Federal National Mortgage Association
                      6.500%, 05/01/29....................       238,768
             900,000 Federal National Mortgage Association
                      6.250%, 05/15/29 (c)................       904,617
             727,643 Federal National Mortgage Association
                      7.500%, 07/01/29....................       766,497
             178,776 Federal National Mortgage Association
                      6.500%, 08/01/29....................       182,968
             609,774 Federal National Mortgage Association
                      7.000%, 09/01/29....................       631,495
           1,213,265 Federal National Mortgage Association
                      7.000%, 10/01/29....................     1,258,111
             425,055 Federal National Mortgage Association
                      7.500%, 10/01/29....................       446,146
              12,023 Federal National Mortgage Association
                      8.000%, 11/01/29....................        12,756
              44,880 Federal National Mortgage Association
                      7.000%, 12/01/29....................        46,478
              83,737 Federal National Mortgage Association
                      8.000%, 04/01/30....................        88,944
           4,818,752 Federal National Mortgage Association
                      6.500%, 05/01/30....................     4,931,752
             142,844 Federal National Mortgage Association
                      8.000%, 05/01/30....................       151,726
           1,475,000 Federal National Mortgage Association
                      7.250%, 05/15/30....................     1,676,986
             274,142 Federal National Mortgage Association
                      7.500%, 07/01/30....................       287,583
             419,520 Federal National Mortgage Association
                      8.000%, 11/01/30....................       444,846
             312,745 Federal National Mortgage Association
                      8.000%, 01/01/31....................       332,192
             646,933 Federal National Mortgage Association
                      8.000%, 02/01/31....................       685,987
           1,900,996 Federal National Mortgage Association
                      6.500%, 09/01/31....................     1,941,088
             634,937 Federal National Mortgage Association
                      6.500%, 02/01/32....................       648,542

                See accompanying notes to financial statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $  1,086,592 Federal National Mortgage Association
                    7.000%, 04/01/32....................... $   1,126,920
           300,000 Federal National Mortgage Association
                    6.210%, 08/06/38.......................       296,367
            27,168 Government National Mortgage Association
                    8.000%, 09/15/16.......................        29,410
            68,354 Government National Mortgage Association
                    6.500%, 05/15/23.......................        70,478
           306,961 Government National Mortgage Association
                    9.000%, 11/15/24.......................       338,136
           111,963 Government National Mortgage Association
                    8.000%, 08/15/26.......................       120,061
           122,276 Government National Mortgage Association
                    8.000%, 09/15/26.......................       130,835
         1,534,010 Government National Mortgage Association
                    6.500%, 02/15/27.......................     1,571,394
             8,714 Government National Mortgage Association
                    7.000%, 04/15/27.......................         9,066
           105,533 Government National Mortgage Association
                    8.000%, 04/15/27.......................       112,590
           118,619 Government National Mortgage Association
                    8.000%, 05/15/27.......................       126,551
           561,251 Government National Mortgage Association
                    7.000%, 01/15/28.......................       583,800
           205,996 Government National Mortgage Association
                    7.500%, 02/20/28.......................       216,991
           347,782 Government National Mortgage Association
                    7.000%, 04/15/28.......................       361,475
           416,424 Government National Mortgage Association
                    7.000%, 05/15/28.......................       432,891
           443,629 Government National Mortgage Association
                    7.000%, 06/15/28.......................       461,388
           530,842 Government National Mortgage Association
                    6.500%, 07/15/28.......................       544,676
           740,877 Government National Mortgage Association
                    6.500%, 08/15/28.......................       760,185
           315,201 Government National Mortgage Association
                    7.000%, 10/15/28.......................       327,753
           558,965 Government National Mortgage Association
                    6.500%, 11/15/28.......................       573,533
           139,865 Government National Mortgage Association
                    6.500%, 12/15/28.......................       143,187
           286,431 Government National Mortgage Association
                    6.000%, 01/15/29.......................       286,431
           284,618 Government National Mortgage Association
                    7.000%, 06/15/29.......................       295,468
           504,921 Government National Mortgage Association
                    8.000%, 06/15/29.......................       538,528
           270,516 Government National Mortgage Association
                    6.500%, 07/15/29.......................       277,397
           318,520 Government National Mortgage Association
                    7.500%, 08/15/29.......................       336,014
           562,174 Government National Mortgage Association
                    7.500%, 04/15/30.......................       592,565
         4,980,965 Government National Mortgage Association
                    7.000%, 08/15/31.......................     5,178,679
                                                            -------------
                                                              148,634,041
                                                            -------------

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--9.5%
    $    150,000 Allstate Corp. 6.900%, 05/15/38............. $     148,610
         250,000 American General Corp. 8.500%, 07/01/30.....       298,592
         600,000 Associates Corp. North America
                  6.250%, 11/01/08...........................       631,248
         200,000 Associates Corp. North America
                  6.950%, 11/01/18...........................       205,500
         500,000 Axa Financial, Inc. 7.750%, 08/01/10........       560,286
         500,000 Bank America Corp. 5.250%, 02/01/07.........       508,928
         250,000 Bank One Corp. 7.625%, 08/01/05.............       273,987
         800,000 Bank One Texas N.A. 6.250%, 02/15/08........       843,221
         150,000 Bank of America Corp. 7.800%, 02/15/10......       167,619
         300,000 Bank of America Corp. 7.400%, 01/15/11......       328,256
         250,000 Bear Stearns Co., Inc. 7.800%, 08/15/07.....       276,518
         550,000 Boeing Capital Corp. 5.650%, 05/15/06.......       567,377
         200,000 Capital One Bank 6.700%, 05/15/08...........       191,528
         151,000 Chase Manhattan Corp. 7.125%, 02/01/07......       163,283
         350,000 Chubb Corp. 6.000%, 11/15/11 (c)............       355,607
         500,000 Citigroup, Inc. 5.750%, 05/10/06............       518,115
         750,000 Citigroup, Inc. 6.200%, 03/15/09 (c)........       778,818
         250,000 Citigroup, Inc. 7.250%, 10/01/10............       269,983
         800,000 Diageo Capital Plc. 6.625%, 06/24/04........       847,785
         200,000 EOP Operating 6.375%, 02/15/03..............       203,804
         250,000 Equitable Cos., Inc. 6.500%, 04/01/08.......       263,345
         200,000 First Industrial, L.P. 6.875%, 04/15/12.....       204,819
         250,000 First Union Corp. 7.550%, 08/18/05..........       273,782
         500,000 Fleet National Bank 5.750%, 01/15/09........       491,326
         250,000 FleetBoston Financial Corp. 7.250%, 09/15/05       268,597
         500,000 FleetBoston Financial Corp. 4.875%, 12/01/06       493,442
         500,000 Ford Motor Credit Co. 7.500%, 06/15/03......       514,730
         700,000 Ford Motor Credit Co. 6.500%, 01/25/07 (c)..       701,046
         300,000 Ford Motor Credit Co. 7.375%, 02/01/11......       303,193
         550,000 General Electric Capital Corp.
                  6.750%, 09/11/03...........................       574,607
         400,000 General Electric Capital Corp.
                  5.375%, 03/15/07 (c).......................       410,220
         200,000 General Electric Capital Corp.
                  6.750%, 03/15/32...........................       200,748
         100,000 General Electric Capital Corp.
                  7.500%, 08/21/35...........................       109,371
         600,000 General Motor Acceptance Corp.
                  6.125%, 02/01/07 (c).......................       607,338
         250,000 General Motors Acceptance Corp.
                  5.850%, 01/14/09...........................       240,362
         600,000 General Motors Acceptance Corp.
                  7.750%, 01/19/10...........................       634,182
         300,000 General Motors Acceptance Corp.
                  7.250%, 03/02/11...........................       306,828
         509,488 General Motors Acceptance Corp.
                  7.000%, 09/15/29...........................       528,909
         149,183 General Motors Acceptance Corp.
                  7.000%, 01/15/31...........................       155,105
         985,139 General Motors Acceptance Corp.
                  7.000%, 03/15/31...........................     1,022,387
       2,652,121 General Motors Acceptance Corp.
                  6.500%, 06/20/31...........................     2,707,121

                See accompanying notes to financial statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $    350,000 Heller Financial, Inc. 7.375%, 11/01/09..... $     381,962
         350,000 Household Finance Corp. 8.000%, 05/09/05....       374,868
         300,000 Household Finance Corp. 8.000%, 07/15/10....       321,519
         100,000 Household Finance Corp. 7.000%, 05/15/12....       100,167
         800,000 International Lease Finance Corp.
                  5.700%, 07/03/06...........................       817,314
         350,000 J.P. Morgan Chase & Co. 5.350%, 03/01/07....       354,146
       1,000,000 KFW International Finance, Inc.
                  8.000%, 02/15/10...........................     1,179,431
         500,000 Korea Development Bank 7.125%, 04/22/04.....       529,405
         500,000 Lehman Brothers Holdings, Inc.
                  6.250%, 05/15/06...........................       524,491
         500,000 Mellon Financial Co. 5.750%, 11/15/03.......       520,535
         250,000 Mellon Funding Corp. 6.400%, 05/14/11.......       259,824
         300,000 Morgan Stanley Dean Witter & Co.
                  8.000%, 06/15/10...........................       332,998
         300,000 National Rural Utilities Cooperative Finance
                  8.000%, 03/01/32...........................       326,468
         300,000 PNC Funding Corp. 6.950%, 09/01/02..........       302,271
         170,000 PP&L Transition Bond, L.L.C.
                  6.830%, 03/25/07...........................       181,604
         340,000 Paine Webber Group, Inc. 6.550%, 04/15/08...       350,245
         300,000 Simon Debartlol 6.875%, 10/27/05............       315,653
         500,000 Southern Co. Capital Funding
                  5.300%, 02/01/07...........................       506,868
         350,000 Speiker Properties, L.P. 7.350%, 12/01/17...       367,322
         500,000 SunTrust Bank--Atlanta 7.250%, 09/15/06.....       549,185
         350,000 Vanderbilt Mortgage & Finance, Inc.
                  6.120%, 02/07/15...........................       361,718
          55,000 Vanderbilt Mortgage & Finance, Inc.
                  6.080%, 12/07/15...........................        57,564
         500,000 Wachovia Corp. 4.950%, 11/01/06.............       506,864
         500,000 Washington Mutual, Inc. 5.625%, 01/15/07....       510,298
         300,000 Wells Fargo & Co. 5.900%, 05/21/06..........       315,411
         500,000 Wells Fargo & Co. 5.125%, 02/15/07..........       506,837
         250,000 Wells Fargo Financial, Inc.
                  7.000%, 11/01/05...........................       270,642
         375,000 Western National Corp. 7.125%, 02/15/04.....       395,958
                                                              -------------
                                                                 30,672,091
                                                              -------------

                 FINANCIAL SERVICES--1.3%
         300,000 Bell Atlantic Financial Services, Inc.
                  7.600%, 03/15/07...........................       325,078
         190,000 California Infrastructure & Economic
                  Development 6.480%, 12/26/09...............       203,689
         300,000 Chase Funding Mortgage Loan
                  6.550%, 03/25/13...........................       312,970
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.550%, 03/15/30...........................     1,067,369
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.540%, 07/15/30...........................     1,068,255
         700,000 Morgan Stanley Dean Witter Capital I Trust
                  7.200%, 10/15/33...........................       769,608
         395,833 Pemex Finance, Ltd. 8.450%, 02/15/07........       431,358
                                                              -------------
                                                                  4,178,327
                                                              -------------

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                FOOD & BEVERAGES--1.0%
    $   200,000 Archer-Daniels-Midland Co.
                 8.875%, 04/15/11............................ $     241,926
        400,000 Campbell Soup Co. 5.500%, 03/15/07...........       411,468
        300,000 Coca-Cola Enterprises, Inc. 6.950%, 11/15/26.       311,872
        300,000 Fred Meye, Inc. 7.450%, 03/01/08.............       329,187
        400,000 General Mills, Inc. 5.125%, 02/15/07.........       399,912
        500,000 General Mills, Inc. 6.000%, 02/15/12.........       496,220
        300,000 Pepsi Bottling Group, Inc. 7.000%, 03/01/29..       318,856
        250,000 Pepsi Bottling Holdings, Inc. (144A)
                 5.625%, 02/17/09............................       253,453
        250,000 Unilever Capital Corp. 6.750%, 11/01/03......       262,708
        300,000 Unilever Capital Corp. 7.125%, 11/01/10......       330,626
                                                              -------------
                                                                  3,356,228
                                                              -------------

                GAS & OIL EXPLORATION--0.6%
        600,000 Anadarko Petroleum Corp. 5.375%, 03/01/07....       605,234
        600,000 Burlington Resources Finance Co.
                 5.700%, 03/01/07............................       611,984
        600,000 Kerr-McGee Corp. 6.625%, 10/15/07............       638,743
                                                              -------------
                                                                  1,855,961
                                                              -------------

                INDUSTRIAL MACHINERY--0.1%
        300,000 Deere & Co. 7.850%, 05/15/10.................       334,883
                                                              -------------

                INTERNATIONAL OIL--0.2%
        300,000 Atlantic Richfield Co. 5.900%, 04/15/09......       310,867
        300,000 Transocean Sedco Forex, Inc. 7.500%, 04/15/31       313,079
                                                              -------------
                                                                    623,946
                                                              -------------

                INVESTMENT BROKERAGE--0.6%
        300,000 Donaldson Lufkin & Jenrette 6.500%, 06/01/08.       304,009
        250,000 Goldman Sachs Group, Inc. 6.650%, 05/15/09...       256,835
        250,000 J.P. Morgan Chase & Co. 6.750%, 02/01/11.....       259,447
        250,000 Merrill Lynch & Co. 6.375%, 10/15/08.........       262,549
        200,000 Merrill Lynch & Co. 6.500%, 07/15/18.........       194,762
        500,000 Morgan Stanley Dean Witter & Co.
                 6.100%, 04/15/06............................       520,556
                                                              -------------
                                                                  1,798,158
                                                              -------------

                LEISURE--0.3%
        500,000 Carnival Corp. 6.150%, 04/15/08..............       504,654
        250,000 The Walt Disney Co. 7.300%, 02/08/05 (c).....       268,552
        200,000 The Walt Disney Co. 6.375%, 03/01/12.........       200,978
                                                              -------------
                                                                    974,184
                                                              -------------

                PAPER & FOREST--0.7%
        500,000 International Paper Co. 8.125%, 07/08/05 (c).       547,401
        250,000 International Paper Co. 6.875%, 04/15/29.....       245,619
      1,000,000 MeadWestvaco Corp. 6.850%, 04/01/12..........     1,039,849
        500,000 Weyerhaeuser Co. (144A) 7.375%, 03/15/32.....       506,284
                                                              -------------
                                                                  2,339,153
                                                              -------------

                PETROLEUM SERVICES--0.6%
        400,000 Conoco, Inc. 5.900%, 04/15/04................       416,720
        300,000 Conoco, Inc. 6.950%, 04/15/29................       307,353

                See accompanying notes to financial statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
      --------------------------------------------------------------------

               PETROLEUM SERVICES--(CONTINUED)
      $350,000 Kinder Morgan Energy Partners, L.P.
                6.750%, 03/15/11............................ $     359,794
       300,000 Occidental Petroleum Corp. 7.375%, 11/15/08..       328,679
       300,000 Phillips Petroleum Co. 6.375%, 03/30/09......       314,478
       250,000 Texaco Capital, Inc. 6.000%, 06/15/05........       263,213
                                                             -------------
                                                                 1,990,237
                                                             -------------

               RAILROADS & EQUIPMENT--0.2%
       200,000 CSX Corp. 6.750%, 03/15/11...................       208,997
       300,000 Union Pacific Corp. 7.600%, 05/01/05.........       325,429
                                                             -------------
                                                                   534,426
                                                             -------------

               RETAIL--1.0%
       225,000 Albertsons, Inc. 6.625%, 06/01/28............       208,161
       400,000 Costco Wholesale Corp. New 5.500%, 03/15/07..       410,625
       447,000 Dayton Hudson Corp. 6.400%, 02/15/03.........       454,831
       225,000 Federated Department Stores, Inc.
                6.300%, 04/01/09............................       232,363
       197,000 McDonald's Corp. 5.950%, 01/15/08............       206,630
       500,000 Safeway, Inc. 7.000%, 09/15/02...............       502,495
       300,000 Safeway, Inc. 6.150%, 03/01/06...............       313,034
       250,000 Sears Roebuck Acceptance Corp.
                7.000%, 02/01/11............................       260,689
       150,000 Target Corp. 7.000%, 07/15/31................       155,331
       500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09.......       548,113
                                                             -------------
                                                                 3,292,272
                                                             -------------

               TECHNOLOGY--0.1%
       300,000 News America Holdings, Inc. 7.375%, 10/17/08.       313,021
                                                             -------------

               TELEPHONE--0.9%
       500,000 AT&T Corp. 6.000%, 03/15/09..................       385,000
       500,000 AT&T Corp. 6.500%, 03/15/29..................       345,000
       300,000 AT&T Wireless Services, Inc. 8.750%, 03/01/31       225,846
       250,000 BellSouth Capital Funding Corp.
                7.875%, 02/15/30............................       277,544
       100,000 Cingular Wireless, L.L.C. (144A)
                7.125%, 12/15/31............................        85,025
       250,000 Cox Communications, Inc. 7.750%, 11/01/10....       235,728
       100,000 New York Telephone Co. 5.875%, 09/01/03......       102,934
       400,000 Sprint Capital Corp. 7.625%, 01/30/11........       325,704
       400,000 Verizon New England, Inc. 6.500%, 09/15/11...       385,881
       500,000 Verizon New York, Inc. 7.375%, 04/01/32......       458,336
       150,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10.....       161,346
                                                             -------------
                                                                 2,988,344
                                                             -------------

               TRANSPORTATION--0.3%
       300,000 CSX Corp. 7.450%, 05/01/07...................       329,026
       350,000 Norfolk Southern Corp. 6.200%, 04/15/09......       357,233
       300,000 Norfolk Southern Corp. 7.250%, 02/15/31......       308,438
        99,194 Premier Auto Trust 5.820%, 10/08/03..........       100,062
                                                             -------------
                                                                 1,094,759
                                                             -------------

           FACE                                                 VALUE
          AMOUNT                                              (NOTE 1A)
       ------------------------------------------------------------------

                    TRUCKING & FREIGHT FORWARDING--0.1%
       $    250,000 Fedex Corp. 6.625%, 02/12/04........... $     261,159
            100,000 Fedex Corp. 6.875%, 02/15/06...........       105,930
                                                            -------------
                                                                  367,089
                                                            -------------

                    U.S. TREASURY--23.2%
            270,000 United States Treasury Bonds
                     13.875%, 05/15/11 (c).................       366,671
            385,000 United States Treasury Bonds
                     10.375%, 11/15/12 (c).................       494,798
            570,000 United States Treasury Bonds
                     8.875%, 08/15/17 (c)..................       768,976
          2,625,000 United States Treasury Bonds
                     8.875%, 02/15/19 (c)..................     3,570,735
            595,000 United States Treasury Bonds
                     8.125%, 08/15/19 (c)..................       762,076
            315,000 United States Treasury Bonds
                     8.750%, 08/15/20 (c)..................       427,805
          1,200,000 United States Treasury Bonds
                     7.875%, 02/15/21 (c)..................     1,510,428
          7,100,000 United States Treasury Bonds
                     8.125%, 08/15/21 (c)..................     9,165,815
            500,000 United States Treasury Bonds
                     6.750%, 08/15/26 (c)..................       569,270
            165,000 United States Treasury Bonds
                     6.625%, 02/15/27 (c)..................       185,303
            200,000 United States Treasury Bonds
                     6.375%, 08/15/27 (c)..................       218,172
          1,050,000 United States Treasury Bonds
                     6.125%, 11/15/27 (c)..................     1,110,511
          1,470,000 United States Treasury Bonds
                     5.500%, 08/15/28 (c)..................     1,431,398
            250,000 United States Treasury Bonds
                     5.250%, 02/15/29 (c)..................       235,275
         19,000,000 United States Treasury Notes
                     4.000%, 04/30/03 (c)..................    19,335,350
          1,450,000 United States Treasury Notes
                     7.250%, 08/15/04 (c)..................     1,577,339
          6,830,000 United States Treasury Notes
                     7.875%, 11/15/04 (c)..................     7,569,621
          6,700,000 United States Treasury Notes
                     6.500%, 08/15/05 (c)..................     7,296,099
          7,580,000 United States Treasury Notes
                     5.625%, 05/15/08 (c)..................     8,093,773
          6,500,000 United States Treasury Notes
                     5.000%, 02/15/11 (c)..................     6,609,785
          3,500,000 United States Treasury Notes
                     5.000%, 08/15/11 (c)..................     3,548,545
                                                            -------------
                                                               74,847,745
                                                            -------------

                    YANKEE--3.1%
            230,000 ABN-AMRO Bank NV--New York Branch
                     7.750%, 05/15/23......................       254,152
            300,000 Apache Finance Canada Corp.
                     7.750%, 12/15/29......................       338,485
             45,000 Asian Development Bank 5.750%, 05/19/03        46,382

                See accompanying notes to financial statements.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               SHORT TERM INVESTMENT--3.3%

    FACE                                                     VALUE
   AMOUNT                                                  (NOTE 1A)
----------------------------------------------------------------------

             YANKEE--(CONTINUED)
$    300,000 British Telecommunications, Plc.
              7.875%, 12/15/05.......................... $     321,549
   1,000,000 Deutsche Telekom International Finance B.V.
              1.000%, 06/15/05..........................     1,007,437
     500,000 Government of Canada 6.750%, 08/28/06......       550,548
     250,000 Hydro Quebec 7.500%, 04/01/16..............       289,209
     400,000 Intermediate American Development Bank
              8.875%, 06/01/09..........................       497,345
     200,000 Intermediate American Development Bank
              7.000%, 06/15/25..........................       220,233
     500,000 Intermediate American Development Bank
              6.800%, 10/15/25..........................       534,735
     535,000 International Bank for Reconstruction &
              Development 8.875%, 03/01/26..............       720,448
     350,000 National Australia Bank, Ltd.
              6.600%, 12/10/07..........................       374,486
     300,000 Norsk Hydro 6.700%, 01/15/18...............       299,421
     250,000 Province of Nova Scotia 9.250%, 03/01/20...       328,865
     300,000 Province of Ontario 5.500%, 10/01/08.......       311,033
     415,000 Province of Quebec 8.800%, 04/15/03........       436,298
     350,000 Province of Quebec 7.500%, 07/15/23........       397,694
     350,000 Republic of Finland 7.875%, 07/28/04.......       383,121
     500,000 Republic of Italy 5.250%, 04/05/06.........       519,818
     300,000 Republic of Italy 6.000%, 05/29/08.........       319,455
     200,000 Republic of Korea 8.875%, 04/15/08.........       236,199
     200,000 Transcanada Pipelines, Ltd.
              9.125%, 04/20/06..........................       222,047
     500,000 United Mexican States 9.875%, 01/15/07 (c).       561,250
     500,000 United Mexican States 9.875%, 02/01/10.....       560,000
     250,000 United Mexican States 8.375%, 01/14/11.....       258,438
                                                         -------------
                                                             9,988,648
                                                         -------------
             Total Bonds & Notes
              (Identified Cost $307,894,803)............   315,216,791
                                                         -------------

   FACE                                                 VALUE
  AMOUNT                                              (NOTE 1A)
-----------------------------------------------------------------

            DISCOUNT NOTES--3.3%
$10,800,000 Federal Home Loan Bank 1.800%, 07/01/02 $ 10,800,000
                                                    ------------
            Total Short Term Investment
             (Identified Cost $10,800,000).........   10,800,000
                                                    ------------
            Total Investments--101.2%
             (Identified Cost $318,694,803) (a)....  326,016,791
            Other assets less liabilities..........   (3,883,259)
                                                    ------------

            TOTAL NET ASSETS--100%................. $322,133,532
                                                    ============

(a) Federal Tax Information
    At June 30, 2002 the net unrealized appreciation on investments based on cost of $318,694,803 for federal income tax purposes was as follows:

           Aggregate gross unrealized appreciation for
            all investments in which there is an excess
            of value over tax cost...................... $ 8,401,022
           Aggregate gross unrealized depreciation for
            all investments in which there is an excess
            of tax cost over value......................  (1,079,034)
                                                         -----------
                                                         -----------
           Net unrealized appreciation.................. $ 7,321,988
                                                         ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $42,056,966 with cash collateral backing valued at $42,893,194.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $1,883,981 or 0.60% of net assets.

                See accompanying notes to financial statements.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value.....................             $326,016,791
  Cash.....................................                  284,057
  Receivable for:
   Securities sold.........................                8,032,142
   Fund shares sold........................                  541,476
   Dividends and interest..................                3,662,726
   Collateral for securities loaned........               42,893,194
                                                        ------------
    Total Assets...........................              381,430,386
LIABILITIES
  Payable for:
   Fund shares redeemed.................... $ 9,437,182
   Securities purchased....................   6,774,924
   Return of collateral for securities
    loaned.................................  42,893,194
  Accrued expenses:
   Management fees.........................      66,962
   Other expenses..........................     124,592
                                            -----------
    Total Liabilities......................               59,296,854
                                                        ------------
NET ASSETS.................................             $322,133,532
                                                        ============
  Net assets consist of:
   Capital paid in.........................             $310,589,220
   Undistributed net investment income.....                6,583,350
   Accumulated net realized
    gains (losses).........................               (2,361,026)
   Unrealized appreciation (depreciation)
    on investments.........................                7,321,988
                                                        ------------
NET ASSETS.................................             $322,133,532
                                                        ============
Computation of offering price:
CLASS A
Net asset value and redemption price per
 share ($289,017,212 divided by
 27,547,000 shares of beneficial
 interest).................................             $      10.49
                                                        ============
CLASS B
Net asset value and redemption price per
 share ($23,972,742 divided by
 2,308,024 shares of beneficial interest)..             $      10.39
                                                        ============
CLASS E
Net asset value and redemption price per
 share ($9,143,578 divided by
 872,857 shares of beneficial interest)....             $      10.48
                                                        ============
Identified cost of investments.............             $318,694,803
                                                        ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Interest...................................          $8,493,185 (a)
                                                       -----------
EXPENSES
  Management fees............................ $371,295
  Service and distribution fees--Class B.....   24,745
  Service and distribution fees--Class E.....    2,272
  Directors' fees and expenses...............    5,677
  Custodian..................................   74,307
  Audit and tax services.....................    9,163
  Legal......................................      810
  Printing...................................   86,992
  Insurance..................................    1,124
  Miscellaneous..............................    2,119
                                              --------
  Total expenses.............................              578,504
                                                       -----------
NET INVESTMENT INCOME........................            7,914,681
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
   Investments--net..........................              218,861
  Unrealized appreciation (depreciation) on:
   Investments--net..........................            2,519,543
                                                       -----------
Net gain (loss)..............................            2,738,404
                                                       -----------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS.............................          $10,653,085
                                                       ===========

(a) Income on securities loaned $52,158

                See accompanying notes to financial statements.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  7,914,681  $ 11,780,931
  Net realized gain (loss)..........................................      218,861      (338,303)
  Unrealized appreciation (depreciation)............................    2,519,543     2,736,590
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   10,653,085    14,179,218
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (8,838,430)   (3,032,285)
    Class B.........................................................     (634,202)      (56,328)
    Class E.........................................................     (116,595)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (9,589,227)   (3,088,613)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   50,349,753   113,792,100
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   51,413,611   124,882,705

NET ASSETS
  Beginning of the period...........................................  270,719,921   145,837,216
                                                                     ------------  ------------
  End of the period................................................. $322,133,532  $270,719,921
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  6,583,350  $  8,257,896
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,017,524  $ 42,087,026  12,865,313  $131,876,290
  Reinvestments...............................................    861,445     8,838,430     304,446     3,032,285
  Redemptions................................................. (1,642,515)  (17,215,353) (3,590,669)  (37,203,649)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,236,454  $ 33,710,103   9,579,090  $ 97,704,926
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    910,076  $  9,430,582   1,993,280  $ 20,324,171
  Reinvestments...............................................     62,421       634,202       5,690        56,328
  Redemptions.................................................   (234,751)   (2,421,865)   (428,692)   (4,379,873)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    737,746  $  7,642,919   1,570,278  $ 16,000,626
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    990,296  $ 10,314,840       8,344  $     86,653
  Reinvestments...............................................     11,375       116,595           0             0
  Redemptions.................................................   (137,148)   (1,434,704)        (10)         (105)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    864,523  $  8,996,731       8,334  $     86,548
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  4,838,723  $ 50,349,753  11,157,702  $113,792,100
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX(R) PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                         CLASS A
                                                             -----------------------------------------------------------
                                                              SIX MONTHS                                 NOVEMBER 9, 1998(A)
                                                                ENDED         YEAR ENDED DECEMBER 31,          THROUGH
                                                               JUNE 30,    ----------------------------     DECEMBER 31,
                                                                 2002        2001      2000      1999           1998
                                                             ----------    --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  10.46     $   9.90  $   9.45  $  10.06        $ 10.00
                                                              --------     --------  --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.24         0.54      0.63      0.48           0.07
 Net realized and unrealized gain (loss) on investments.....      0.12         0.19      0.45     (0.62)          0.07
                                                              --------     --------  --------  --------        -------
 Total from investment operations...........................      0.36         0.73      1.08     (0.14)          0.14
                                                              --------     --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.33)       (0.17)    (0.63)    (0.47)         (0.08)
                                                              --------     --------  --------  --------        -------
 Total distributions........................................     (0.33)       (0.17)    (0.63)    (0.47)         (0.08)
                                                              --------     --------  --------  --------        -------
NET ASSET VALUE, END OF PERIOD..............................  $  10.49     $  10.46  $   9.90  $   9.45        $ 10.06
                                                              ========     ========  ========  ========        =======
TOTAL RETURN (%)............................................       3.5 (b)      7.4      11.4      (1.4)           1.4 (b)
Ratio of operating expenses to average net assets (%).......      0.37 (c)     0.38      0.37      0.40           0.42 (c)
Ratio of net investment income to average net assets (%)....      5.35 (c)     5.66      6.54      6.06           5.28 (c)
Portfolio turnover rate (%).................................        73 (c)       18        15        96             11 (c)
Net assets, end of period (000).............................  $289,017     $254,357  $145,837  $129,339        $58,810
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................        --           --        --        --           0.59 (c)

                                                                              CLASS B                       CLASS E
                                                                  ---------------------------     -----------------------
                                                                  SIX MONTHS   JANUARY 2, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                                    ENDED           THROUGH         ENDED         THROUGH
                                                                   JUNE 30,       DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                     2002             2001           2002           2001
                                                                  ----------   ------------------ ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................  $ 10.37          $  9.93         $10.45         $ 9.97
                                                                   -------          -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........................................     0.21             0.38           0.27           0.02
 Net realized and unrealized gain (loss) on investments..........     0.13             0.23           0.09           0.46
                                                                   -------          -------         ------         ------
 Total from investment operations................................     0.34             0.61           0.36           0.48
                                                                   -------          -------         ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income........................    (0.32)           (0.17)         (0.33)          0.00
                                                                   -------          -------         ------         ------
 Total distributions.............................................    (0.32)           (0.17)         (0.33)          0.00
                                                                   -------          -------         ------         ------
NET ASSET VALUE, END OF PERIOD...................................  $ 10.39          $ 10.37         $10.48         $10.45
                                                                   =======          =======         ======         ======
TOTAL RETURN (%).................................................      3.5 (b)          6.1 (b)        3.5 (b)        4.8 (b)
Ratio of operating expenses to average net assets (%)............     0.62 (c)         0.63 (c)       0.52 (c)       0.53 (c)
Ratio of net investment income to average net assets (%).........     5.10 (c)         5.33 (c)       5.22 (c)       5.74 (c)
Portfolio turnover rate (%)......................................       73 (c)           18 (c)         73 (c)         18 (c)
Net assets, end of period (000)..................................  $23,973          $16,276         $9,144         $   87

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE HIGH
 TOTAL RETURN WHILE
 ATTEMPTING TO
 LIMIT INVESTMENT
 RISK AND PRESERVE
 CAPITAL.

 INCEPTION
 DATE  7/25/86

 ASSET CLASS
 U.S. BONDS/
 LARGE CAP
 STOCKS

    NET ASSETS
   $2.0 BILLION

     PORTFOLIO
      MANAGER
 STATE STREET
RESEARCH FIXED
  INCOME TEAM
JOHN T. WILSON,
      CFA
   (EQUITY)

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A Shares of the State Street Research Diversified Portfolio returned -9.8%. The Portfolio's benchmarks, the Standard & Poor's 500 Composite Stock Index/3/ and the Lehman Brothers Aggregate Bond Index,/1/ returned -13.2% and +3.8% for the same time period, respectively. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Balanced Funds/15/, returned -6.2% for the period. The Portfolio's performance can be attributed to a severely declining stock market, particularly within the growth sector, which more than offset any gains from bonds in the Portfolio.

PORTFOLIO ACTIVITY
On the stock side of the Portfolio, our investments in both technology and telecommunications were a significant detractor to performance. The Portfolio was overweight in semiconductors based on an expectation of a pick-up in demand, which so far has not yet materialized. These losses were offset, in part, by positive performance from our investments in selected energy stocks, such as Ocean Energy, a leading independent exploration and production company; producer durables; and consumer-related stocks such as McDonald's and Kraft.

On the bond side of the Portfolio, positive returns were posted by our investments in U.S. Treasury, agency and mortgage bond positions. Although the Portfolio's high-grade corporate, high yield, and emerging market bonds did well in the first quarter, they lost ground in the second quarter. High grade bonds were plagued by the same issues of corporate governance and management practices that hurt the stock market. We managed to sell the small positions we had in the most troubled bonds before they suffered their worst declines. We continue to maintain our position in all three losing sectors on the belief that they offer attractive long-term potential. We also shortened the Portfolio's duration, a measure of interest rate sensitivity. Shorter duration hurt the Portfolio in the second quarter as interest rates fell, but we believe it should help going forward because we believe the next move in interest rates is likely to be up.

PORTFOLIO OUTLOOK
The Federal Reserve Board has decided to keep interest rates low, which should help support the economic recovery. However, we do not expect growth of more than about 2.25% for the second half of 2002. We also believe that investors are likely to remain cautious until they see positive confirmation of profit growth and they regain confidence in corporate management and reporting. In the context of that environment, we continue to emphasize consumer and materials and processing companies in our stock market investments as well as certain segments of energy, all of which we believe have the potential to benefit from an improving economic and profit environment. Our bond market investments are focused on sectors that should offer higher yield and return potential in a recovering economy and an atmosphere of stable interest rates. We ended the period with an 8.5% position in high-yield bonds and a 2.25% position in emerging market bonds.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                               % OF TOTAL
       SECURITY                                                NET ASSETS
       ------------------------------------------------------------------
       UNITED STATES TREASURY BONDS...........................    4.9%
       WELLS FARGO & CO.......................................    2.5
       FEDERAL NATIONAL MORTGAGE ASSOCIATION..................    2.3
       MICROSOFT CORP.........................................    2.2
       CITIGROUP, INC.........................................    2.1
       GENERAL ELECTRIC CO....................................    1.9
       PHARMACIA CORP.........................................    1.9
       ACE, LTD...............................................    1.8
       PFIZER, INC............................................    1.6
       EXXONMOBIL CORP........................................    1.5

                     A $10,000 INVESTMENT COMPARED TO S&P
                         500 INDEX AND LEHMAN BROTHERS
                     AGGREGATE BOND INDEX SINCE 6/30/1992
                                    [CHART]

         State Street
           Research                    Lehman Brothers
         Diversified    S&P 500 Index  Aggregate Index
         ------------   -------------  ---------------
6/92       $10,000         $10,000        $10,000
6/93        11,696          11,361         11,178
6/94        11,877          11,520         11,033
6/95        13,854          14,518         12,417
6/96        16,131          18,290         13,040
6/97        19,578          24,634         14,103
6/98        23,714          32,060         15,590
6/99        26,284          39,357         16,080
6/00        28,410          42,213         16,814
6/01        26,409          35,956         18,702
6/02        23,372          29,493         20,316


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                                           LEHMAN
                            STATE STREET RESEARCH         BROTHERS
                            DIVERSIFIED PORTFOLIO S&P 500 AGGREGATE
                            CLASS A    CLASS E     INDEX    INDEX
                   6 Months  - 9.8%     - 9.8%     -13.2%    3.8%
                   1 Year    -11.5      -11.6      -18.0     8.6
                   3 Years   - 3.8         --      - 9.2     8.1
                   5 Years     3.6         --        3.7     7.6
                   10 Years    8.9         --       11.4     7.4

--------------------------------------------------------------------------------

 The average annual return of the Class E shares from their May 1, 2001 inception date to the end of the period was -11.8%.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--56.2% OF TOTAL NET ASSETS


                                                             VALUE
          SHARES                                           (NOTE 1A)
        ---------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.4%
           110,100 Lockheed Martin Corp................. $    7,651,950
           292,200 United Technologies Corp.............     19,840,380
                                                         --------------
                                                             27,492,330
                                                         --------------

                   APPAREL & TEXTILES--1.0%
           194,100 Jones Apparel Group, Inc. (b)........      7,278,750
           238,700 NIKE, Inc. (Class B).................     12,806,255
                                                         --------------
                                                             20,085,005
                                                         --------------

                   AUTO PARTS--0.7%
         1,103,900 Delphi Automotive Systems Corp.......     14,571,480
                                                         --------------

                   BANKS--4.9%
           562,900 Bank One Corp........................     21,660,392
           249,100 Bank of America Corp.................     17,526,676
           114,900 Bank of New York Co., Inc............      3,877,875
           855,530 Citigroup, Inc.......................     33,151,787
           428,600 Wells Fargo & Co.....................     21,455,716
                                                         --------------
                                                             97,672,446
                                                         --------------

                   BROADCASTING--1.2%
         1,046,100 USA Networks, Inc. (b) (c)...........     24,531,045
                                                         --------------

                   BUSINESS SERVICES--1.6%
         1,124,500 Cendant Corp. (b)....................     17,857,060
           566,200 Waste Management, Inc................     14,749,510
                                                         --------------
                                                             32,606,570
                                                         --------------

                   CHEMICALS--1.5%
           147,800 Air Products & Chemicals, Inc........      7,459,466
           202,900 Dow Chemical Co......................      6,975,702
           138,500 E. I. du Pont de Nemours.............      6,149,400
           179,400 Praxair, Inc.........................     10,220,418
                                                         --------------
                                                             30,804,986
                                                         --------------

                   COMMUNICATION SERVICES--2.6%
           587,900 AOL Time Warner, Inc.................      8,648,009
           500,600 SBC Communications, Inc..............     15,268,300
           191,600 The News Corp., Ltd. (ADR) (c).......      4,393,388
           521,380 Viacom, Inc. (Class B) (b)...........     23,133,631
                                                         --------------
                                                             51,443,328
                                                         --------------

                   COMMUNICATIONS--0.8%
         1,173,300 Cisco Systems, Inc. (b)..............     16,367,535
                                                         --------------

                   COMPUTERS & BUSINESS EQUIPMENT--4.2%
               316 Anacomp, Inc.........................              3
           446,600 Dell Computer Corp. (b)..............     11,674,124
           524,600 First Data Corp......................     19,515,120
           617,693 Hewlett-Packard Co...................      9,438,349
           172,800 International Business Machines Corp.     12,441,600
           301,400 Micron Technology, Inc...............      6,094,308
           216,600 QLogic Corp. (c).....................      8,252,460

                                                             VALUE
          SHARES                                           (NOTE 1A)
        ---------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
           650,700 Sun Microsystems, Inc................ $    3,260,007
           544,400 Texas Instruments, Inc...............     12,902,280
                                                         --------------
                                                             83,578,251
                                                         --------------

                   CONGLOMERATES--1.9%
         1,311,900 General Electric Co..................     38,110,695
                                                         --------------

                   DOMESTIC OIL--4.0%
           141,800 Anadarko Petroleum Corp..............      6,990,740
           165,800 Burlington Resources, Inc............      6,300,400
           749,200 ExxonMobil Corp......................     30,657,264
           947,200 Ocean Energy, Inc. (b)...............     20,525,824
           291,400 Royal Dutch Petroleum Co. (ADR)......     16,105,678
                                                         --------------
                                                             80,579,906
                                                         --------------

                   DRUGS & HEALTH CARE--5.4%
           453,900 Amgen, Inc. (b)......................     19,009,332
            64,000 Andrx Corp. (b)......................      1,726,080
           116,900 Baxter International, Inc............      5,196,205
           120,800 Biogen, Inc..........................      5,004,744
           470,000 Caremark Rx, Inc. (b) (c)............      7,755,000
           919,375 Pfizer, Inc..........................     32,178,125
         1,004,300 Pharmacia Corp.......................     37,611,035
                                                         --------------
                                                            108,480,521
                                                         --------------

                   ELECTRONICS--1.6%
         1,415,500 Intel Corp...........................     25,861,185
           178,300 Millipore Corp. (c)..................      5,702,034
                                                         --------------
                                                             31,563,219
                                                         --------------

                   FEDERAL AGENCIES--0.7%
           177,600 Federal National Mortgage Association     13,098,000
                                                         --------------

                   FINANCIAL SERVICES--1.3%
           272,200 American Express Co..................      9,886,304
           179,500 Capital One Financial Corp...........     10,958,475
           266,700 U.S. Bancorp.........................      6,227,445
                                                         --------------
                                                             27,072,224
                                                         --------------

                   FOOD & BEVERAGE--2.2%
           117,100 Coca-Cola Co.........................      6,557,600
           333,000 Kraft Foods, Inc.....................     13,636,350
           502,100 PepsiCo, Inc.........................     24,201,220
                                                         --------------
                                                             44,395,170
                                                         --------------

                   GAS & OIL EXPLORATION--0.4%
           226,500 Noble Corp...........................      8,742,900
                                                         --------------

                   HEALTH CARE--PRODUCTS--2.1%
           223,200 Johnson & Johnson....................     11,664,432
           213,100 Procter & Gamble Co..................     19,029,830
           227,200 Wyeth................................     11,632,640
                                                         --------------
                                                             42,326,902
                                                         --------------

                See accompanying notes to financial statements.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
        ---------------------------------------------------------------

                   HOTELS & RESTAURANTS--1.3%
           952,300 McDonald's Corp...................... $   27,092,935
                                                         --------------

                   INSURANCE--3.0%
         1,135,800 ACE, Ltd.............................     35,891,280
           186,900 MGIC Investment Corp.................     12,671,820
           295,700 The St. Paul Cos., Inc...............     11,508,644
                                                         --------------
                                                             60,071,744
                                                         --------------

                   INVESTMENT BROKERAGE--1.5%
           476,450 J.P. Morgan Chase & Co...............     16,161,184
           305,800 Morgan Stanley Dean Witter & Co......     13,173,864
                                                         --------------
                                                             29,335,048
                                                         --------------

                   PAPER & FOREST--1.4%
               500 Crown Packaging Holdings, Ltd. (144A)              5
           577,600 International Paper Co...............     25,171,808
            58,300 Weyerhaeuser Co......................      3,722,455
                                                         --------------
                                                             28,894,268
                                                         --------------

                   RAILROADS & EQUIPMENT--0.6%
           320,500 CSX Corp.............................     11,233,525
                                                         --------------

                   RETAIL--5.4%
           483,300 CVS Corp.............................     14,788,980
           799,300 Home Depot, Inc......................     29,358,289
           155,800 Kohl's Corp..........................     10,918,464
           658,000 Target Corp..........................     25,069,800
           519,700 Wal-Mart Stores, Inc.................     28,588,697
                                                         --------------
                                                            108,724,230
                                                         --------------

                   SOFTWARE--2.3%
           797,200 Microsoft Corp. (b)..................     43,606,840
           160,900 Siebel Systems, Inc. (b) (c).........      2,287,998
                                                         --------------
                                                             45,894,838
                                                         --------------

                   TECHNOLOGY--0.7%
           417,900 Honeywell International, Inc.........     14,722,617
                                                         --------------

                   TOBACCO--0.5%
           239,200 Philip Morris Cos., Inc..............     10,448,256
                                                         --------------
                   Total Common Stocks
                    (Identified Cost $1,233,939,161)      1,129,939,974
                                                         --------------

BONDS & NOTES--37.3%

                FACE
               AMOUNT
             -----------------------------------------------------

                         AEROSPACE & DEFENSE--0.2%
             $ 2,225,000 BAE Systems Holding (144A)
                          6.400%, 12/15/11.........      2,251,613
               1,750,000 Lockheed Martin Corp.
                          8.500%, 12/01/29.........      2,091,180
                                                    --------------
                                                         4,342,793
                                                    --------------

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    ------------------------------------------------------------------------

                AIR TRAVEL--0.1%
    $ 1,200,000 Delta Airlines, Inc. 7.570%, 11/18/10........ $    1,261,716
      1,625,000 Delta Airlines, Inc. 6.417%, 07/02/12........      1,649,960
                                                              --------------
                                                                   2,911,676
                                                              --------------

                ALUMINUM--0.2%
      4,550,000 Alcoa, Inc. 6.000%, 01/15/12.................      4,641,182
                                                              --------------

                ASSET BACKED--1.7%
      6,450,000 Citibank Credit Card Issuance Trust
                 7.450%, 09/15/07............................      6,814,812
        625,000 Citibank Credit Card Issuance Trust
                 6.650%, 05/15/08............................        646,288
      4,700,000 Connecticut RRB Special Purpose Trust
                 5.360%, 03/30/07............................      4,883,851
      4,300,000 Distribution Financial Services Trust
                 5.670%, 01/17/17............................      4,393,359
      4,720,000 Ford Credit Auto Owner Trust 4.790%, 11/15/06      4,779,000
      1,175,000 Healthcare Finance Group, Inc. (144A)
                 2.944%, 07/05/02 (d)........................      1,175,000
        550,000 Healthcare Finance Group, Inc. (144A)
                 3.144%, 07/05/02 (d)........................        550,000
      4,825,000 MBNA Credit Card Master Note Trust
                 6.550%, 12/15/08............................      4,944,081
      6,800,000 Residential Asset Securities Corp.
                 4.988%, 02/25/27............................      6,919,496
                                                              --------------
                                                                  35,105,887
                                                              --------------

                AUTO PARTS--0.3%
      3,775,000 Dana Corp. 9.000%, 08/15/11..................      3,718,375
      2,125,000 Lear Corp. 7.960%, 05/15/05..................      2,169,115
                                                              --------------
                                                                   5,887,490
                                                              --------------

                AUTOMOBILES--0.6%
        725,000 AutoNation, Inc. 9.000%, 08/01/08............        743,125
        850,000 DaimlerChrysler Auto Trust 5.320%, 09/06/06..        877,353
      6,350,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31............................      7,056,310
      4,225,000 Ford Motor Co. 7.450%, 07/16/31..............      3,926,166
                                                              --------------
                                                                  12,602,954
                                                              --------------

                BANKS--0.1%
      1,325,000 Union Planters Bank 5.125%, 06/15/07.........      1,330,446
                                                              --------------

                BROADCASTING--0.2%
      2,400,000 Charter Communication Holdings, L.L.C.
                 9.625%, 11/15/09............................      1,596,000
      2,200,000 News America, Inc. 6.625%, 01/09/08..........      2,200,264
                                                              --------------
                                                                   3,796,264
                                                              --------------

                BUILDING & CONSTRUCTION--0.2%
      1,650,000 Beazer Homes USA, Inc. (144A)
                 8.375%, 04/15/12............................      1,666,500
      2,175,000 D.R. Horton, Inc. (144A) 8.500%, 04/15/12....      2,183,156
                                                              --------------
                                                                   3,849,656
                                                              --------------

                See accompanying notes to financial statements.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    ------------------------------------------------------------------------

                CHEMICALS--0.2%
    $   950,000 Airgas, Inc. 9.125%, 10/01/11................ $    1,002,250
      2,000,000 Lyondell Chemical Co. 9.625%, 05/01/07.......      1,900,000
        850,000 Lyondell Chemical Co. 9.875%, 05/01/07.......        811,750
                                                              --------------
                                                                   3,714,000
                                                              --------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--4.6%
      3,012,851 Bear Stearns Commercial Mortgage Securities,
                 Inc. 6.080%, 02/15/35.......................      3,146,994
      3,464,414 Chase Commercial Mortgage Securities Corp.
                 6.025%, 11/18/30............................      3,621,975
      6,475,000 Commercial Mortgage Acceptance Corp.
                 (144A) 5.440%, 09/15/30 (d).................      4,843,687
      4,375,000 Commercial Mortgage Acceptance Corp.
                 (144A) 6.230%, 07/15/31.....................      3,397,150
      3,000,000 Connecticut RRB Special Purpose Trust
                 5.730%, 03/30/09............................      3,147,397
      5,200,000 DLJ Commercial Mortgage Corp.
                 7.366%, 07/01/02 (d)........................      4,275,375
      6,300,000 First Union Lehman Brothers Commercial
                 Mortgage Trust II (144A)
                 7.500%, 11/18/29 (d)........................      5,213,250
      3,034,379 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.180%, 10/15/35......................      3,184,354
      5,155,000 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.507%, 10/15/35......................      5,477,820
      6,544,000 J.P. Morgan Project Commercial Mortgage
                 Finance Corp. 7.238%, 09/15/29 (d)..........      7,114,250
      4,810,813 Lehman Brothers-UBS Commercial Mortgage
                 Trust (144A) 6.155%, 07/14/16...............      4,979,191
        999,007 Morgan Stanley Capital I, Inc.
                 6.190%, 03/15/30............................      1,047,780
      5,150,839 NationsLink Funding Corp.
                 6.001%, 08/20/30 (d)........................      5,375,521
      6,950,000 NationsLink Funding Corp. (Class E)
                 7.105%, 08/20/30 (d)........................      7,246,878
      6,325,000 PECO Energy Transition Trust
                 7.650%, 03/01/10............................      7,187,011
      8,800,000 Principal Residential Mortgage Capital (144A)
                 4.550%, 12/20/04 (d)........................      8,954,000
      4,600,000 Salomon Brothers Commercial Mortgage Trust
                 6.226%, 12/18/35 (d)........................      4,828,830
      1,925,000 Structured Asset Securities Corp.
                 2.940%, 07/25/02............................      1,925,000
      2,707,880 Structured Asset Securities Corp.
                 6.790%, 10/12/34............................      2,849,168
      4,275,000 Washington Mutual, Inc. 5.600%, 07/01/02.....      4,335,051
                                                              --------------
                                                                  92,150,682
                                                              --------------

                COMMUNICATION SERVICES--0.4%
      4,300,000 AOL Time Warner, Inc. 6.875%, 05/01/12.......      3,965,671
      1,650,000 Koninklijke KPN NV 7.500%, 10/01/05..........      1,694,236
      2,200,000 PanAmSat Corp. (144A)
                 8.500%, 02/01/12............................      2,024,000
                                                              --------------
                                                                   7,683,907
                                                              --------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                  COMMUNICATIONS--0.5%
      $ 3,400,000 Clear Channel Communications, Inc.
                   7.250%, 09/15/03........................ $    3,430,192
        4,275,000 Comcast Cable Communications
                   6.750%, 01/30/11........................      3,788,932
          950,000 Deutsche Telekom International Finance BV
                   9.250%, 06/01/32........................        946,495
        1,725,000 TCI Communications, Inc. 7.875%, 02/15/26      1,471,839
                                                            --------------
                                                                 9,637,458
                                                            --------------

                  COMPUTERS & BUSINESS EQUIPMENT--0.3%
        1,075,000 First Data Corp. 4.700%, 11/01/06........      1,066,679
        2,150,000 Hewlett-Packard Co. 5.500%, 07/01/07.....      2,137,743
        1,975,000 Seagate Technologies HDD Holdings (144A)
                   8.000%, 05/15/09........................      1,975,000
                                                            --------------
                                                                 5,179,422
                                                            --------------

                  DRUGS & HEALTH CARE--0.1%
        2,875,000 HealthSouth Corp. 7.000%, 06/15/08.......      2,803,125
                                                            --------------

                  ELECTRIC UTILITIES--1.7%
        5,250,000 AEP Resources, Inc. (144A)
                   6.500%, 12/01/03........................      5,410,702
        1,250,000 Calpine Corp. 7.750%, 04/15/09...........        787,500
        5,050,000 DTE Energy Co. 6.000%, 06/01/04..........      5,218,215
        4,025,000 Dominion Resources, Inc. 7.625%, 07/15/05      4,347,523
        2,100,000 Duke Energy Co. 7.125%, 09/03/02.........      2,113,965
        2,050,000 Duke Energy Co. 7.375%, 03/01/10.........      2,221,647
        3,550,000 Exelon Corp. 6.750%, 05/01/11............      3,679,824
        4,025,000 KeySpan Corp. 7.625%, 11/15/10...........      4,482,401
        2,250,000 Oncor Electric Delivery Co. (144A)
                   6.375%, 05/01/12........................      2,311,767
        3,450,000 Progress Energy, Inc. 7.100%, 03/01/11...      3,637,784
                                                            --------------
                                                                34,211,328
                                                            --------------

                  ELECTRICAL EQUIPMENT--0.2%
        3,775,000 Ametek, Inc. 7.200%, 07/15/08............      3,759,145
                                                            --------------

                  ELECTRONICS--0.1%
        2,125,000 L-3 Communications Corp. (144A)
                   7.625%, 06/15/12........................      2,125,000
                                                            --------------

                  FEDERAL AGENCIES--2.6%
        7,750,000 Federal National Mortgage Association
                   6.500%, TBA.............................      8,026,132
        4,650,000 Federal National Mortgage Association
                   7.500%, TBA.............................      4,879,617
          167,319 Federal National Mortgage Association
                   7.250%, 09/01/07........................        176,008
          811,780 Federal National Mortgage Association
                   7.000%, 12/01/07........................        852,084
          352,066 Federal National Mortgage Association
                   8.000%, 06/01/08........................        374,479
          427,823 Federal National Mortgage Association
                   8.500%, 02/01/09........................        458,703

                See accompanying notes to financial statements.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $ 8,500,000 Federal National Mortgage Association
                   6.250%, 02/01/11........................ $    8,934,860
           14,638 Federal National Mortgage Association
                   9.000%, 04/01/16........................         15,825
        7,275,000 Federal National Mortgage Association
                   7.125%, 01/15/30 (c)....................      8,146,618
        1,700,000 Federal National Mortgage Association
                   7.250%, 05/15/30........................      1,935,824
          730,338 Government National Mortgage Association
                   6.000%, 02/15/09........................        750,394
        4,681,942 Government National Mortgage Association
                   7.500%, 12/15/14........................      4,978,917
       11,333,721 Government National Mortgage Association
                   7.000%, 09/15/31........................     11,762,249
                                                            --------------
                                                                51,291,710
                                                            --------------

                  FINANCE & BANKING--7.2%
        4,575,000 AIG SunAmerica Global Financing IX (144A)
                   6.900%, 03/15/32........................      4,769,300
        4,350,000 AIG SunAmerica Global Financing VI (144A)
                   6.300%, 05/10/11........................      4,544,967
        2,675,000 Bank One N.A. 5.500%, 03/26/07...........      2,744,202
        2,425,000 Bank of America Corp. 7.400%, 01/15/11...      2,651,786
        3,125,000 Bombardier Capital, Inc. (144A)
                   7.300%, 12/15/02........................      3,188,656
        5,100,000 Caterpillar Financial Asset Trust
                   4.850%, 04/25/07........................      5,231,626
        1,575,000 Chase Capital I 7.670%, 12/01/26.........      1,598,420
        7,725,000 Citigroup, Inc. 7.250%, 10/01/10.........      8,384,560
        2,325,000 Conoco Funding Co. 5.450%, 10/15/06......      2,384,706
        4,250,000 Countrywide Funding Corp.
                   5.250%, 05/22/03........................      4,342,353
        2,075,000 Credit Suisse First Boston (USA), Inc.
                   5.750%, 04/15/07........................      2,122,816
        3,550,000 EOP Operating, L.P. 7.000%, 07/15/11.....      3,668,748
        2,175,000 ERP, L.P. 6.625%, 03/15/12 (c)...........      2,232,746
        6,000,000 Florida Windstorm Underwriting (144A)
                   7.125%, 02/25/19........................      6,363,420
       11,200,000 Ford Motor Credit Co. 6.875%, 02/01/06...     11,438,896
        5,125,000 General Electric Capital Corp.
                   5.875%, 02/15/12........................      5,128,280
          925,000 General Electric Capital Corp.
                   6.750%, 03/15/32........................        931,771
       12,425,000 General Motors Acceptance Corp.
                   8.000%, 11/01/31........................     12,740,843
        6,975,000 Household Finance Corp.
                   5.750%, 01/30/07........................      6,926,594
        2,225,000 International Lease Finance Corp.
                   5.750%, 02/15/07 (c)....................      2,279,784
       10,090,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10........................     11,427,127
        3,000,000 Lehman Brothers Holdings, Inc.
                   7.375%, 05/15/04........................      3,188,430
        2,175,000 MBNA Corp. 7.500%, 03/15/12..............      2,316,097
        2,100,000 Merry Land & Investments, Inc.
                   7.250%, 06/15/05........................      2,214,366

       FACE                                                      VALUE
      AMOUNT                                                   (NOTE 1A)
    -----------------------------------------------------------------------

                FINANCE & BANKING--(CONTINUED)
    $ 3,900,000 Simon Property Group, L.P.
                 7.375%, 01/20/06........................... $    4,113,486
      2,200,000 Southern Co. Capital Funding
                 5.300%, 02/01/07...........................      2,208,844
      5,150,000 U.S. Bank National Association-Minneapolis
                 6.375%, 08/01/11...........................      5,340,241
      5,050,000 Union Pacific Corp. 5.840%, 05/25/04........      5,246,950
      3,800,000 Washington Mutual, Inc. 5.625%, 01/15/07....      3,881,358
     10,300,000 Wells Fargo & Co. 5.125%, 02/15/07..........     10,415,669
                                                             --------------
                                                                144,027,042
                                                             --------------

                FINANCIAL SERVICES--0.7%
      3,000,000 Chase Manhattan Auto Owner Trust
                 4.170%, 09/15/08...........................      3,018,600
      2,500,000 ERAC USA Finance Co. (144A)
                 6.625%, 02/15/05...........................      2,616,250
      1,750,000 ERAC USA Finance Co. (144A)
                 8.250%, 05/01/05...........................      1,901,340
        785,804 Long Beach Asset Holdings Corp. (144A)
                 7.870%, 09/25/31...........................        781,875
      1,083,915 Long Beach Asset Holdings Corp. (144A)
                 8.350%, 03/25/32...........................      1,078,496
      4,500,000 Reed Elsevier Capital, Inc. 6.125%, 08/01/06      4,693,050
                                                             --------------
                                                                 14,089,611
                                                             --------------

                FOOD & BEVERAGE--1.0%
      4,350,000 Coca-Cola Enterprises, Inc.
                 5.250%, 05/15/07...........................      4,446,835
      3,725,000 Conagra, Inc. 7.500%, 09/15/05..............      4,017,487
      2,175,000 Coors Brewing Co. (144A)
                 6.375%, 05/15/12...........................      2,238,073
      1,825,000 Dean Foods Co. 8.150%, 08/01/07.............      1,862,194
      4,250,000 Kellogg Co. 6.000%, 04/01/06................      4,422,678
      3,925,000 Tyson Foods, Inc. 6.625%, 10/01/04..........      4,091,922
                                                             --------------
                                                                 21,079,189
                                                             --------------

                GAS & OIL EXPLORATION--0.1%
        975,000 XTO Energy, Inc. 7.500%, 04/15/12...........        994,500
                                                             --------------

                HEALTH CARE--0.1%
      1,750,000 Tenet Healthcare Corp. 5.000%, 07/01/07.....      1,724,153
                                                             --------------

                HEALTH CARE--PRODUCTS--0.5%
      3,750,000 Procter & Gamble Co. 4.750%, 06/15/07.......      3,769,087
      6,675,000 Unilever Capital Corp. 6.875%, 11/01/05.....      7,220,014
                                                             --------------
                                                                 10,989,101
                                                             --------------

                HOTELS & RESTAURANTS--0.3%
      2,150,000 John Q Hamons Hotels, L.P. (144A)
                 8.875%, 05/15/12...........................      2,107,000
      4,050,000 Starwood Hotels & Resorts (144A)
                 7.875%, 05/01/12...........................      3,969,000
        950,000 Yum! Brands, Inc. 7.700%, 07/01/12..........        944,775
                                                             --------------
                                                                  7,020,775
                                                             --------------

                See accompanying notes to financial statements.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

        FACE                                                    VALUE
       AMOUNT                                                 (NOTE 1A)
     ---------------------------------------------------------------------

                 INDUSTRIAL MACHINERY--0.6%
     $ 4,750,000 Dover Corp. 6.650%, 06/01/28.............. $    4,700,457
       4,700,000 Illinois Tool Works, Inc. 5.750%, 03/01/09      4,711,421
       1,075,000 JLG Industries, Inc. (144A)
                  8.375%, 06/15/12.........................      1,075,000
         625,000 Kennametal, Inc. 7.200%, 06/15/12.........        624,542
                                                            --------------
                                                                11,111,420
                                                            --------------

                 INVESTMENT BROKERAGE--0.9%
       2,375,000 Goldman Sachs Group, Inc.
                  7.625%, 08/17/05.........................      2,584,736
       2,475,000 Goldman Sachs Group, L.P. (144A)
                  6.625%, 12/01/04.........................      2,604,665
       2,100,000 J.P. Morgan Chase & Co.
                  6.750%, 02/01/11.........................      2,173,836
       7,750,000 Merrill Lynch & Co., Inc. 5.350%, 06/15/04      7,963,823
       3,250,000 Morgan Stanley Dean Witter & Co.
                  5.800%, 04/01/07.........................      3,333,093
                                                            --------------
                                                                18,660,153
                                                            --------------

                 LEISURE--0.4%
       2,225,000 Aztar Corp. 9.000%, 08/15/11..............      2,236,125
       3,850,000 Park Place Entertainment Corp. (144A)
                  7.875%, 03/15/10.........................      3,821,125
       2,050,000 The Walt Disney Co. 6.750%, 03/30/06......      2,175,132
                                                            --------------
                                                                 8,232,382
                                                            --------------

                 MUNICIPAL BOND--0.1%
       2,150,000 New Jersey Economic Development
                  Authority 7.425%, 02/15/29...............      2,445,518
                                                            --------------

                 PAPER & FOREST--0.4%
       2,800,000 Potlatch Corp. 10.000%, 07/15/11..........      3,066,000
       4,225,000 Weyerhaeuser Co. 6.000%, 08/01/06.........      4,301,177
                                                            --------------
                                                                 7,367,177
                                                            --------------

                 PETROLEUM SERVICES--0.1%
       1,675,000 Valero Energy Corp. 6.875%, 04/15/12......      1,721,198
                                                            --------------

                 POLLUTION CONTROL--0.2%
       3,700,000 Allied Waste North America, Inc.
                  8.875%, 04/01/08.........................      3,626,000
         525,000 Allied Waste North America, Inc.
                  7.875%, 01/01/09.........................        504,000
                                                            --------------
                                                                 4,130,000
                                                            --------------

                 PUBLISHING--0.1%
       2,225,000 Thomson Corp. 5.750%, 02/01/08............      2,239,309
                                                            --------------

                 REAL ESTATE INVESTMENT TRUST--0.1%
       1,025,000 Senior Housing Properties Trust
                  8.625%, 01/15/12.........................      1,055,750
       1,950,000 Vornado Realty Trust 5.625%, 06/15/07.....      1,939,100
                                                            --------------
                                                                 2,994,850
                                                            --------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                  RETAIL--0.9%
      $ 4,050,000 Norfolk Southern Corp. 7.350%, 05/15/07.. $    4,431,510
        4,225,000 Safeway, Inc. 6.150%, 03/01/06...........      4,372,157
        2,025,000 Sears Roebuck Acceptance Corp.
                   6.250%, 05/01/09........................      2,032,391
        4,375,000 Target Corp. 5.875%, 03/01/12............      4,442,637
        2,575,000 The Kroger Co. 8.000%, 09/15/29..........      2,841,513
                                                            --------------
                                                                18,120,208
                                                            --------------

                  STEEL--0.1%
        2,275,000 Alaska Steel Corp. 7.875%, 02/15/09......      2,275,000
                                                            --------------

                  TELEPHONE--1.2%
        2,475,000 AT&T Corp. 6.500%, 03/15/29..............      1,612,190
          850,000 AT&T Corp. (144A) 8.000%, 11/15/31.......        618,035
        1,700,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31........................      1,312,332
        2,000,000 Alltel Corp. 7.000%, 07/01/12............      1,995,560
        2,400,000 British Telecommunications, Plc.
                   8.375%, 12/15/10 (d)....................      2,583,288
        2,250,000 British Telecommunications, Plc.
                   8.875%, 12/15/30 (d)....................      2,420,145
        1,890,000 Cox Communications, Inc. 7.750%, 08/15/06      1,876,751
        2,100,000 Sprint Capital Corp. 6.000%, 01/15/07....      1,763,223
        1,275,000 Sprint Capital Corp. (144A)
                   7.900%, 03/15/05........................      1,145,728
        5,025,000 Telus Corp. 8.000%, 06/01/11.............      4,218,086
        4,000,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10.      4,185,360
                                                            --------------
                                                                23,730,698
                                                            --------------

                  U.S. TREASURY--5.4%
        7,000,000 United States Treasury Bonds
                   11.250%, 02/15/15 (c)...................     10,875,130
       20,125,000 United States Treasury Bonds
                   10.625%, 08/15/15.......................     30,252,705
       18,925,000 United States Treasury Bonds
                   8.125%, 08/15/21 (c)....................     24,421,577
       16,300,000 United States Treasury Bonds
                   6.750%, 08/15/26 (c)....................     18,553,964
        9,600,000 United States Treasury Bonds
                   5.250%, 11/15/28 (c)....................      9,026,016
        1,625,000 United States Treasury Bonds
                   6.125%, 08/15/29 (c)....................      1,725,831
        3,700,000 United States Treasury Bonds
                   6.250%, 05/15/30 (c)....................      4,007,988
        6,875,000 United States Treasury Notes
                   7.000%, 07/15/06 (c)....................      7,679,306
        1,775,000 United States Treasury Notes
                   5.000%, 02/15/11 (c)....................      1,805,033
                                                            --------------
                                                               108,347,550
                                                            --------------

                  YANKEE--2.6%
        2,255,000 British Sky Broadcasting Group, Plc.
                   6.875%, 02/23/09........................      2,074,307
        2,125,000 Flextronics International, Ltd.
                   9.875%, 07/01/10 (c)....................      2,210,000

                See accompanying notes to financial statements.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               WARRANTS--0.0%


   FACE                                                       VALUE
  AMOUNT                                                    (NOTE 1A)
------------------------------------------------------------------------

            YANKEE--(CONTINUED)
$   800,000 France Telecom S.A. 8.250%, 03/01/11 (d)..... $      707,904
  2,107,000 National Republic of Bulgaria 2.813%,
             07/29/02 (d)................................      1,872,596
  3,000,000 Norsk Hydro ASA 7.150%, 11/15/25.............      3,116,970
    375,000 People's Republic of China 7.300%, 12/15/08..        419,325
  2,000,000 Republic of Chile 5.625%, 07/23/07...........      1,970,186
  1,850,000 Republic of Malaysia 7.500%, 07/15/11........      1,962,850
  3,194,424 Republic of Panama 4.750%, 07/17/02 (d)......      2,635,400
  2,562,000 Republic of Peru 9.125%, 02/21/12............      2,319,891
    525,000 Republic of Peru (144A) 9.125%, 02/21/12.....        475,388
  3,000,000 Republic of Philippines 8.375%, 03/12/09.....      2,988,750
  4,287,500 Republic of Poland 6.000%, 10/27/02 (d)......      4,308,937
  1,650,000 Republic of South Africa 9.125%, 05/19/09....      1,852,125
    700,000 Republic of South Africa 7.375%, 04/25/12....        692,125
    875,000 Republic of Turkey 12.375%, 06/15/09.........        808,938
  1,913,500 Republic of Ukraine 11.000%, 03/15/07........      1,943,159
  3,775,000 Russian Federation 8.250%, 03/31/10..........      3,712,712
  2,175,000 Tembec Industries, Inc. 7.750%, 03/15/12.....      2,131,500
  2,550,000 Tyco International Group S.A. 6.375%,
             02/15/06....................................      2,027,250
  3,375,000 Tyco International Group S.A. 6.375%,
             10/15/11....................................      2,581,875
  1,950,000 United Mexican States 9.750%, 04/06/05 (c)...      2,149,875
  5,400,000 United Mexican States 9.875%, 02/01/10.......      6,075,000
  2,150,000 United Mexican States 8.300%, 08/15/31.......      2,093,025
                                                          --------------
                                                              53,130,088
                                                          --------------
            Total Bonds & Notes (Identified Cost
             $737,523,360)...............................    751,454,047
                                                          --------------

                                                               VALUE
  SHARES                                                     (NOTE 1A)
-------------------------------------------------------------------------

            COMPUTERS & BUSINESS EQUIPMENT--0.0%
          1 Anacomp, Inc. (Class B)...................... $            0
                                                          --------------
            Total Warrants (Identified Cost $33,142).....              0
                                                          --------------

SHORT TERM INVESTMENTS--6.6%

   FACE
  AMOUNT
-------------------------------------------------------------------------

            COMMERCIAL PAPER--6.6%
$25,593,000 American Express Credit Corp. 1.650%,
             07/01/02....................................     25,593,000
  6,027,000 American Express Credit Corp. 1.650%,
             07/02/02....................................      6,026,724
 15,667,000 American Express Credit Corp. 1.750%,
             07/15/02....................................     15,656,337
 11,450,000 American Express Credit Corp. 1.740%,
             07/18/02....................................     11,440,592
  7,195,000 Citicorp 1.780%, 07/02/02....................      7,194,644
 40,000,000 Goldman Sachs Group, L.P. 1.800%, 07/02/02...     39,998,000
  7,112,000 Pitney Bowes, Inc. 1.730%, 07/09/02..........      7,109,266
 19,071,000 Wells Fargo & Co. 1.750%, 07/18/02...........     19,055,240
                                                          --------------
                                                             132,073,803
                                                          --------------
            Total Short Term Investments (Identified
             Cost $132,073,803)..........................    132,073,803
                                                          --------------
            Total Investments--100.1% (Identified Cost
             $2,103,569,466) (a).........................  2,013,467,824
            Other assets less liabilities................     (1,220,646)
                                                          --------------
            TOTAL NET ASSETS--100%....................... $2,012,247,178
                                                          ==============

                See accompanying notes to financial statements.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

FUTURE CONTRACTS


                                                                                                  UNREALIZED
                                                EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                             DATE    CONTRACTS   AMOUNT        6/30/02     DEPRECIATION
----------------------                          ---------- --------- ----------- --------------- -------------
US Treasury Notes 2 Year Futures...............  09/27/02     382    $79,554,174   $80,202,093    $   647,919

FUTURES CONTRACTS SHORT
-----------------------
US Treasury Bonds Futures......................  09/19/02      27      2,790,092     2,775,093         14,999
US Treasury Notes 10 Year Futures..............  09/19/02     726     75,922,373    77,852,156     (1,929,783)
US Treasury Notes 5 Year Futures...............  09/19/02     305     32,355,678    32,763,672       (407,994)
                                                                                                  -----------
Net Unrealized Depreciation on Future Contracts                                                   $(1,674,859)
                                                                                                  ===========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $2,103,569,466 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  58,015,988
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (148,117,630)
                                                                                                               -------------
Net unrealized depreciation................................................................................... $ (90,101,642)
                                                                                                               =============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $77,481,297 with cash collateral backing valued at $79,464,797.
(d)Variable or floating rate security. Rate disclosed is as of 6/30/2002.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $103,785,467 or 5.2% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.....................             $2,013,467,824
      Receivable for:
       Securities sold.........................                 25,364,849
       Fund shares sold........................                    105,412
       Futures variation margin................                     46,359
       Dividends and interest..................                 13,800,772
       Collateral for securities loaned........                 79,464,797
                                                            --------------
        Total Assets...........................              2,132,250,013
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 1,260,497
       Securities purchased....................  37,481,431
       Due to custodian bank...................     665,252
       Return of collateral for securities
        loaned.................................  79,464,797
      Accrued expenses:
       Management fees.........................     741,428
       Other expenses..........................     389,430
                                                -----------
        Total Liabilities......................                120,002,835
                                                            --------------
    NET ASSETS.................................             $2,012,247,178
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,333,951,113
       Undistributed net investment income.....                 26,909,788
       Accumulated net realized gains
        (losses)...............................               (256,837,222)
       Unrealized appreciation (depreciation)
        on investments, foreign currency
        and futures contracts..................                (91,776,501)
                                                            --------------
    NET ASSETS.................................             $2,012,247,178
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($2,007,744,701 divided by
     146,697,879 shares of beneficial
     interest).................................             $        13.69
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($4,502,477 divided by 329,064
     shares of beneficial interest)............             $        13.68
                                                            ==============
    Identified cost of investments.............             $2,103,569,466
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends...............................                $   7,201,890 (a)
    Interest................................                   27,995,830 (b)
                                                            -------------
                                                               35,197,720
  EXPENSES
    Management fees......................... $   4,760,510
    Service and distribution fees--Class E..         1,221
    Directors fees and expenses.............         5,677
    Custodian...............................       191,184
    Audit and tax services..................         9,163
    Legal...................................         6,306
    Printing................................       401,384
    Insurance...............................        14,046
    Miscellaneous...........................        14,913
                                             -------------
    Total expenses before reductions........     5,404,404
    Expense reductions......................      (189,331)     5,215,073
                                             -------------  -------------
  NET INVESTMENT INCOME.....................                   29,982,647
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................  (131,866,135)
    Futures contracts--net..................       446,926
    Foreign currency transactions--net......    (1,318,009)  (132,737,218)
                                             -------------
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (119,762,168)
    Futures contracts--net..................    (2,439,994)
    Foreign currency transactions--net......       101,477   (122,100,685)
                                             -------------  -------------
  Net gain (loss)...........................                 (254,837,903)
                                                            -------------
  NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS...................                $(224,855,256)
                                                            =============

(a)Net of foreign taxes of $37,663
(b)Income on securities loaned $145,421

                See accompanying notes to financial statements.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                          SIX MONTHS
                                                                            ENDED         YEAR ENDED
                                                                           JUNE 30,      DECEMBER 31,
                                                                             2002            2001
                                                                        --------------  --------------
FROM OPERATIONS
 Net investment income................................................. $   29,982,647  $   67,923,579
 Net realized gain (loss)..............................................   (132,737,218)   (116,733,314)
 Unrealized appreciation (depreciation)................................   (122,100,685)   (129,847,768)
                                                                        --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....................   (224,855,256)   (178,657,503)
                                                                        --------------  --------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A............................................................    (48,581,259)   (112,496,059)
    Class E............................................................        (41,450)              0
                                                                        --------------  --------------
                                                                           (48,622,709)   (112,496,059)
                                                                        --------------  --------------
   Net realized gain
    Class A............................................................              0    (139,750,259)
                                                                        --------------  --------------
 TOTAL DISTRIBUTIONS...................................................    (48,622,709)   (252,246,318)
                                                                        --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.....    (59,360,482)     19,067,611
                                                                        --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   (332,838,447)   (411,836,210)

NET ASSETS
 Beginning of the period...............................................  2,345,085,625   2,756,921,835
                                                                        --------------  --------------
 End of the period..................................................... $2,012,247,178  $2,345,085,625
                                                                        ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period..................................................... $   26,909,788  $   45,549,850
                                                                        ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                            SIX MONTHS ENDED              YEAR ENDED
                                                                             JUNE 30, 2002             DECEMBER 31, 2001
                                                                       -------------------------  --------------------------
                                                                         SHARES          $           SHARES          $
                                                                       ----------  -------------  -----------  -------------
CLASS A
 Sales................................................................  1,225,831  $  18,147,994    2,518,950  $  40,353,234
 Reinvestments........................................................  3,289,185     48,581,259   15,944,773    252,246,318
 Redemptions.......................................................... (8,973,273)  (130,870,325) (17,288,874)  (273,553,741)
                                                                       ----------  -------------  -----------  -------------
 Net increase (decrease).............................................. (4,458,257) $ (64,141,072)   1,174,849  $  19,045,811
                                                                       ==========  =============  ===========  =============
CLASS E
 Sales................................................................    403,927  $   5,896,426        1,408  $      21,895
 Reinvestments........................................................      2,806         41,450            0              0
 Redemptions..........................................................    (79,071)    (1,157,286)          (6)           (95)
                                                                       ----------  -------------  -----------  -------------
 Net increase (decrease)..............................................    327,662  $   4,780,590        1,402  $      21,800
                                                                       ==========  =============  ===========  =============
 Increase (decrease) derived from capital share transactions.......... (4,130,595) $ (59,360,482)   1,176,251  $  19,067,611
                                                                       ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                               CLASS A
                                              -------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                        YEAR ENDED DECEMBER 31,
                                                 JUNE 30,    ----------------------------------------------------------
                                                   2002         2001        2000        1999        1998        1997
                                              ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD......... $    15.51     $    18.38  $    18.27  $    18.39  $    16.98  $    16.67
                                              ----------     ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.21           0.49        0.62        0.59        0.60        0.60
 Net realized and unrealized gain (loss) on
   investments...............................      (1.70)         (1.62)      (0.43)       0.96        2.70        2.71
                                              ----------     ----------  ----------  ----------  ----------  ----------
 Total from investment operations............      (1.49)         (1.13)       0.19        1.55        3.30        3.31
                                              ----------     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.33)         (0.78)       0.00       (0.60)      (0.57)      (0.60)
 Distributions from net realized capital
   gains.....................................       0.00          (0.96)      (0.08)      (1.07)      (1.32)      (2.40)
                                              ----------     ----------  ----------  ----------  ----------  ----------
 Total distributions.........................      (0.33)         (1.74)      (0.08)      (1.67)      (1.89)      (3.00)
                                              ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD............... $    13.69     $    15.51  $    18.38  $    18.27  $    18.39  $    16.98
                                              ==========     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).............................       (9.8)(b)       (6.3)        1.0         8.7        19.6        20.6
Ratio of operating expenses to average net
 assets before expense reductions (%)........       0.49 (c)       0.49        0.46        0.45        0.48        0.40
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       0.48 (c)       0.47        0.46          --          --          --
Ratio of net investment income to average
 net assets (%)..............................       2.73 (c)       2.73        3.26        3.08        3.39        3.50
Portfolio turnover rate (%)..................        107 (c)        131         131         124         106         115
Net assets, end of period (000).............. $2,007,745     $2,345,064  $2,756,922  $2,874,412  $2,656,987  $1,982,232

                                                                       CLASS E
                                                             -----------------------
                                                             SIX MONTHS   MAY 1, 2001(A)
                                                               ENDED         THROUGH
                                                              JUNE 30,     DECEMBER 31,
                                                                2002           2001
                                                             ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $15.51         $16.18
                                                               ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.16           0.01
 Net realized and unrealized gain (loss) on investments.....    (1.66)         (0.68)
                                                               ------         ------
 Total from investment operations...........................    (1.50)         (0.67)
                                                               ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.33)          0.00
                                                               ------         ------
 Total distributions........................................    (0.33)          0.00
                                                               ------         ------
NET ASSET VALUE, END OF PERIOD..............................   $13.68         $15.51
                                                               ======         ======
TOTAL RETURN (%)............................................     (9.8)(b)       (4.1)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................     0.64 (c)       0.64 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................     0.63 (c)       0.62 (c)
Ratio of net investment income to average net assets (%)....     2.83 (c)       2.58 (c)
Portfolio turnover rate (%).................................      107 (c)        131 (c)
Net assets, end of period (000).............................   $4,502         $   22

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO SEEK LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 LARGE CAP STOCK

    NET ASSETS
  $272.6 MILLION

    PORTFOLIO
     MANAGERS
WILLIAM C. NYGREN
       CFA
MICHAEL J. MANGAN,
     CFA, CPA
 KEVIN G. GRANT,
       CFA


PERFORMANCE AT-A-GLANCE
For the period ended June 30, 2002, the Class A shares of Harris Oakmark Large Cap Value Portfolio returned -4.6%. Its benchmark, the Russell 1000 Value Index/4/, returned -4.8% for the same period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds universe/15/, was -8.4% for the same period. Although value style stocks generally did better than growth style stocks, all equities were down sharply due in part to concerns about the widening accounting scandals and the strength of the economy.

PORTFOLIO ACTIVITY
Currently, the Portfolio holds 53 securities across a variety of industries. During the period, we initiated positions in Abbot Laboratories, Aflac, Inc., AOL Time Warner, Inc., Boeing Co., Bristol Myers Squibb Co., Duke Energy Corp., Home Depot, Inc., and Schering-Plough Corp. Each of these companies has strong fundamentals, shareholder-oriented management, and trade at a significant discount to underlying business value.

We eliminated our positions in American Express Co., Apogent Technologies, Inc., Brunswick Corp., Clorox Co., Ford Motor Co., BF Goodrich Co., Park Place Entertainment Corp., Rockwell Collins Inc., Starwood Hotels & Resorts, and Teradyne, Inc. These positions were sold because they achieved our valuation targets or more attractive investment opportunities were identified.

Fortune Brands, Black & Decker Corp., and Newell Rubbermaid, Inc. contributed positively to performance during the period--fundamental operating performance is better at each company than many expected. We continue to hold these and other strong brand-driven companies in the Portfolio, viewing them as stronger-than-average businesses at below-average prices.

Weaknesses in Electronic Data Systems, AT&T Corp., and Sprint Corp. offset positive performance. EDS's stock has continued to be priced inexpensively, despite good earnings growth, due to concerns--which we believe are unwarranted--about EDS's accounting, as well as concerns that a Worldcom bankruptcy could slightly reduce EDS's income. We believe the company has significant unrecognized asset value, and continues to trade at a large discount to its intrinsic business value. The market, in our opinion, has over-reacted to EDS's exposure to Worldcom.

The overall weakness in telecom stocks weighed heavily on Sprint and AT&T. Further complicating the weakness experienced by AT&T was the upcoming sale of its cable assets. The failure of Adelphia Communications further weakened cable stock prices, including Comcast's stock price, which AT&T is to receive on the sale of its cable assets. Even with this decline, we believe AT&T assets are worth significantly more than what the current stock price reflects.

In the case of Sprint, even with the decline of voice long distance and heavy broadband investments, we continue to believe in the value of the local access and data businesses. Sprint has strong, well-positioned local telephone assets, which are very attractive to a wide range of potential buyers.

PORTFOLIO OUTLOOK
The stock market has been weak; each day we are intrigued by the better-than-average businesses being tossed aside at the first hint of controversy. U.S. style corporate capitalism is facing a long series of tests, just as the economy faces a unique set of challenging circumstances. We know capitalism will survive; likewise, we would not underestimate the strength of our economy. Our confidence leads us to be buyers of great businesses now selling at depressed prices.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                          % OF TOTAL
            SECURITY                                      NET ASSETS
            --------------------------------------------------------
            WASHINGTON MUTUAL, INC.......................    4.3%
            U.S. BANCORP.................................    3.4
            H&R BLOCK, INC...............................    2.8
            LIBERTY MEDIA CORP...........................    2.5
            AT&T CORP....................................    2.5
            GUIDANT CORP.................................    2.3
            GENERAL MILLS, INC...........................    2.2
            ELECTRONIC DATA SYSTEMS CORP.................    2.2
            THE KROGER CO................................    2.2
            SAFEWAY, INC.................................    2.1

                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 1000 VALUE INDEX SINCE 11/9/98

                                    [CHART]

                Harris Oakmark         Russell 1000
               Large Cap Value            Value
                  Portfoilo               Index
               --------------          ------------
11/1998           $10,000                $10,000
 6/1999            11,044                 12,215
 6/2000             8,572                 11,126
 6/2001            11,890                 12,276
 6/2002            11,507                 11,177


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------
                                HARRIS OAKMARK
                           LARGE CAP VALUE PORTFOLIO

                                                   RUSSELL 1000
                                CLASS A  CLASS E   VALUE INDEX
                6 Months         -4.6%   -4.7%         -4.8%
                1 Year           -3.2    -3.3          -9.0
                3 Years           1.4      --          -2.9
                Since Inception   3.9     0.1/(a)/      3.1

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--94.4% OF TOTAL NET ASSETS


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  ADVERTISING--1.4%
          150,300 Interpublic Group of Cos............. $   3,721,428
                                                        -------------

                  AEROSPACE & DEFENSE--1.1%
           65,700 The Boeing Co........................     2,956,500
                                                        -------------

                  AUTOMOBILES--1.2%
          319,900 General Motors Corp..................     3,326,960
                                                        -------------

                  BUILDING & CONSTRUCTION--1.8%
          181,400 Masco Corp...........................     4,917,754
                                                        -------------

                  BUSINESS SERVICES--8.2%
          217,200 Cendant Corp. (b)....................     3,449,136
          158,700 Electronic Data Systems Corp.........     5,895,705
          162,900 H&R Block, Inc.......................     7,517,835
          210,000 Waste Management, Inc................     5,470,500
                                                        -------------
                                                           22,333,176
                                                        -------------

                  COMMUNICATION SERVICES--4.8%
          341,300 AOL Time Warner, Inc.................     5,020,523
          146,000 Citizens Communications Co...........     1,220,560
          690,600 Liberty Media Corp...................     6,906,000
                                                        -------------
                                                           13,147,083
                                                        -------------

                  COMMUNICATIONS--1.5%
          287,400 Motorola, Inc........................     4,144,308
                                                        -------------

                  COMPUTERS & BUSINESS EQUIPMENT--3.8%
          141,000 First Data Corp......................     5,245,200
          748,900 Xerox Corp. (c)......................     5,219,833
                                                        -------------
                                                           10,465,033
                                                        -------------

                  DOMESTIC OIL--4.6%
          109,100 Burlington Resources, Inc............     4,145,800
          152,600 Conoco, Inc..........................     4,242,280
           72,000 Phillips Petroleum Co................     4,239,360
                                                        -------------
                                                           12,627,440
                                                        -------------

                  DRUGS & HEALTH CARE--11.8%
          138,500 Abbott Laboratories..................     5,214,525
          222,100 Bristol-Myers Squibb Co..............     5,707,970
          113,300 Chiron Corp..........................     4,005,155
          206,300 Guidant Corp. (b)....................     6,236,449
          106,100 Merck & Co., Inc.....................     5,372,904
          231,900 Schering-Plough Corp.................     5,704,740
                                                        -------------
                                                           32,241,743
                                                        -------------

                  ELECTRIC UTILITIES--2.1%
          112,200 TXU Corp.............................     5,783,910
                                                        -------------

                  FEDERAL AGENCIES--2.1%
           75,900 Federal National Mortgage Association     5,597,625
                                                        -------------

                                                          VALUE
              SHARES                                    (NOTE 1A)
              -----------------------------------------------------

                      FINANCIAL SERVICES--7.7%
              391,800 U.S. Bancorp................... $   9,148,530
              315,100 Washington Mutual, Inc.........    11,693,361
                                                      -------------
                                                         20,841,891
                                                      -------------

                      FOOD & BEVERAGES--6.2%
              138,200 General Mills, Inc.............     6,091,856
              128,800 H.J. Heinz Co..................     5,293,680
              136,000 Kraft Foods, Inc...............     5,569,200
                                                      -------------
                                                         16,954,736
                                                      -------------

                      GAS & PIPELINE UTILITIES--1.0%
               88,800 Duke Energy Co.................     2,761,680
                                                      -------------

                      HOTELS & RESTAURANTS--3.6%
              157,700 McDonald's Corp................     4,486,565
              186,000 Yum! Brands, Inc...............     5,440,500
                                                      -------------
                                                          9,927,065
                                                      -------------

                      HOUSEHOLD APPLIANCES & HOME FURNISHINGS--4.1%
              111,900 Black & Decker Corp............     5,393,580
              103,300 Fortune Brands, Inc............     5,784,800
                                                      -------------
                                                         11,178,380
                                                      -------------

                      HOUSEHOLD PRODUCTS--2.0%
              152,300 Newell Rubbermaid, Inc.........     5,339,638
                                                      -------------

                      INDUSTRIAL MACHINERY--0.9%
               36,500 Illinois Tool Works, Inc.......     2,492,950
                                                      -------------

                      INSURANCE--1.9%
               76,600 MGIC Investment Corp...........     5,193,480
                                                      -------------

                      LEISURE--2.7%
               92,200 Carnival Corp..................     2,553,018
              224,800 Mattel, Inc....................     4,738,784
                                                      -------------
                                                          7,291,802
                                                      -------------

                      PUBLISHING--3.3%
               62,900 Gannett, Inc...................     4,774,110
               65,100 Knight Ridder, Inc.............     4,098,045
                                                      -------------
                                                          8,872,155
                                                      -------------

                      RETAIL--11.2%
              116,000 CVS Corp.......................     3,549,600
               68,700 Home Depot, Inc................     2,523,351
              257,800 J.C. Penney Co., Inc...........     5,676,756
              198,400 Safeway, Inc. (b)..............     5,791,296
              258,100 The Gap, Inc...................     3,665,020
              294,500 The Kroger Co. (b).............     5,860,550
              191,000 Toys "R" Us, Inc. (b)..........     3,336,770
                                                      -------------
                                                         30,403,343
                                                      -------------

                See accompanying notes to financial statements.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
 SHARES                                                            (NOTE 1A)
 -----------------------------------------------------------------------------

         SOFTWARE--0.5%
  49,200 Sungard Data Systems, Inc. (b)......................... $   1,302,816
                                                                 -------------

         TECHNOLOGY--1.2%
  95,000 Honeywell International, Inc...........................     3,346,850
                                                                 -------------

         TELEPHONE--3.7%
 631,000 AT&T Corp..............................................     6,751,700
 315,500 Sprint Corp. (FON Group)...............................     3,347,455
                                                                 -------------
                                                                    10,099,155
                                                                 -------------
         Total Common Stocks (Identified Cost $263,089,618).....   257,268,901
                                                                 -------------

SHORT TERM INVESTMENTS--6.3%

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--6.3%
    $17,318,000 State Street Corp. Repurchase Agreement dated
                 06/28/02 at 0.0650% to be repurchased at
                 $17,318,938 on 07/01/02, collateralized
                 by $17,520,000 U.S. Treasury Notes
                 3.000% due 01/31/04 with a value of
                 $17,844,383................................. $ 17,318,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $17,318,000)...............   17,318,000
                                                              ------------
                Total Investments--100.7%
                 (Identified Cost $280,407,618) (a)..........  274,586,901
                Other assets less liabilities................   (2,009,621)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $272,577,280
                                                              ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $280,407,618 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 21,850,750
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (27,671,467)
                                                               ------------
   Net unrealized depreciation................................ $ (5,820,717)
                                                               ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $1,442,790 with collateral backing valued at $1,863,000.

                See accompanying notes to financial statements.

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value.........................            $274,586,901
  Cash.........................................                     681
  Receivable for:
   Fund shares sold............................                 375,718
   Dividends and interest......................                 353,179
   Collateral for securities loaned............               1,863,000
                                                           ------------
    Total Assets...............................             277,179,479
LIABILITIES
  Payable for:
   Fund shares redeemed........................ $   16,574
   Securities purchased........................  2,465,561
   Return of collateral for securities loaned..  1,863,000
  Accrued expenses:
   Management fees.............................    170,531
   Other expenses..............................     86,533
                                                ----------
    Total Liabilities..........................               4,602,199
                                                           ------------
NET ASSETS.....................................            $272,577,280
                                                           ============
  Net assets consist of:
   Capital paid in.............................            $274,128,686
   Undistributed net investment income.........                 681,306
   Accumulated net realized gains (losses).....               3,588,005
   Unrealized appreciation (depreciation) on
    investments................................              (5,820,717)
                                                           ------------
NET ASSETS.....................................            $272,577,280
                                                           ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($263,428,042 divided by 24,238,559
 shares of beneficial interest)................            $      10.87
                                                           ============
CLASS E
Net asset value and redemption price per share
 ($9,149,238 divided by 842,911 shares of
 beneficial interest)..........................            $      10.85
                                                           ============
Identified cost of investments.................            $280,407,618
                                                           ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................             $  1,616,107
  Interest................................                  119,270 (a)
                                                       ------------
                                                          1,735,377
EXPENSES
  Management fees......................... $  942,708
  Service and distribution fees--Class E..      2,379
  Directors' fees and expenses............      5,677
  Custodian...............................     38,154
  Audit and tax services..................      9,163
  Legal...................................        296
  Printing................................     54,266
  Insurance...............................        839
  Miscellaneous...........................        246
                                           ----------
  Total expenses before reductions........  1,053,728
  Expense reductions......................    (19,032)    1,034,696
                                           ----------  ------------
NET INVESTMENT INCOME.....................                  700,681
                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................                4,121,500
Unrealized appreciation (depreciation) on:
  Investments--net........................              (19,352,645)
                                                       ------------
Net gain (loss)...........................              (15,231,145)
                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................             $(14,530,464)
                                                       ============

(a)Income on securities loaned $6,862

                See accompanying notes to financial statements.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    700,681  $  1,403,080
  Net realized gain (loss)..........................................    4,121,500     6,027,126
  Unrealized appreciation (depreciation)............................  (19,352,645)   10,058,187
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (14,530,464)   17,488,393
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS................................
   Net investment income
    Class A.........................................................   (1,151,673)     (301,387)
    Class E.........................................................      (14,953)            0
                                                                     ------------  ------------
                                                                       (1,166,626)     (301,387)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (2,834,888)            0
    Class E.........................................................      (36,807)            0
                                                                     ------------  ------------
                                                                       (2,871,695)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,038,321)     (301,387)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   77,203,147   143,180,975
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   58,634,362   160,367,981

NET ASSETS
  Beginning of the period...........................................  213,942,918    53,574,937
                                                                     ------------  ------------
  End of the period................................................. $272,577,280  $213,942,918
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    681,306  $  1,147,251
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                 SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 2002          DECEMBER 31, 2001
                              ----------------------  ------------------------
                                SHARES        $         SHARES          $
                              ---------  -----------  ----------  ------------
CLASS A
  Sales...................... 6,044,490  $70,832,469  14,629,079  $160,084,971
  Reinvestments..............   333,046    3,986,561      27,958       301,387
  Redemptions................  (628,083)  (7,276,172) (1,637,792)  (17,386,525)
                              ---------  -----------  ----------  ------------
  Net increase (decrease).... 5,749,453  $67,542,858  13,019,245  $142,999,833
                              =========  ===========  ==========  ============
CLASS E
  Sales......................   960,872  $11,217,484      16,000  $    181,244
  Reinvestments..............     4,328       51,760           0             0
  Redemptions................  (138,280)  (1,608,955)         (9)         (102)
                              ---------  -----------  ----------  ------------
  Net increase (decrease)....   826,920  $ 9,660,289      15,991  $    181,142
                              =========  ===========  ==========  ============
  capital share transactions. 6,576,373  $77,203,147  13,035,236  $143,180,975
                              =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                    CLASS A
                                         ---------------------------------------------------------
                                          SIX MONTHS                               NOVEMBER 9, 1998(A)
                                            ENDED        YEAR ENDED DECEMBER 31,         THROUGH
                                           JUNE 30,    --------------------------     DECEMBER 31,
                                             2002        2001      2000     1999          1998
                                         ----------    --------  -------  -------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  11.56     $   9.79  $  8.93  $  9.70        $10.00
                                          --------     --------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.02         0.08     0.13     0.10          0.03
 Net realized and unrealized gain
   (loss) on investments................     (0.53)        1.72     0.97    (0.78)        (0.30)
                                          --------     --------  -------  -------        ------
 Total from investment operations.......     (0.51)        1.80     1.10    (0.68)        (0.27)
                                          --------     --------  -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (0.05)       (0.03)   (0.14)   (0.08)        (0.03)
 Distributions from net realized
   capital gains........................     (0.13)        0.00    (0.10)    0.01          0.00
                                          --------     --------  -------  -------        ------
 Total distributions....................     (0.18)       (0.03)   (0.24)   (0.09)        (0.03)
                                          --------     --------  -------  -------        ------
NET ASSET VALUE, END OF PERIOD..........  $  10.87     $  11.56  $  9.79  $  8.93        $ 9.70
                                          ========     ========  =======  =======        ======
TOTAL RETURN (%)........................      (4.6)(b)     18.4     12.4     (6.9)         (2.7)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................      0.83 (c)     0.86     0.94     0.91          0.70 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................      0.82 (c)     0.84     0.85       --            -- (c)
Ratio of net investment income to
 average net assets (%).................      0.56 (c)     0.98     1.74     1.63          2.47 (c)
Portfolio turnover rate (%).............        32 (c)       33       82       17            16 (c)
Net assets, end of period (000).........  $263,428     $213,758  $53,575  $38,378        $8,658
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --           --       --     1.15          1.79 (c)

                                                         CLASS E
                                               ------------------------
                                               SIX MONTHS   MAY 1, 2001(A)
                                                 ENDED         THROUGH
                                                JUNE 30,     DECEMBER 31,
                                                  2002           2001
                                               ----------   --------------
      NET ASSET VALUE, BEGINNING OF PERIOD....   $11.55         $11.00
                                                 ------         ------
      INCOME FROM INVESTMENT OPERATIONS
       Net investment income..................     0.04           0.00
       Net realized and unrealized gain
         (loss) on investments................    (0.56)          0.55
                                                 ------         ------
       Total from investment operations.......    (0.52)          0.55
                                                 ------         ------
      LESS DISTRIBUTIONS
       Distributions from net investment
         income...............................    (0.05)          0.00
       Distributions from net realized
         capital gains........................    (0.13)          0.00
                                                 ------         ------
       Total distributions....................    (0.18)          0.00
                                                 ------         ------
      NET ASSET VALUE, END OF PERIOD..........   $10.85         $11.55
                                                 ======         ======
      TOTAL RETURN (%)........................     (4.7)(b)        5.0(b)
      Ratio of operating expenses to average
       net assets before expense reductions
       (%)....................................     0.99 (c)        1.0(c)
      Ratio of operating expenses to average
       net assets after expense reductions
       (%) (d)................................     0.98 (c)       0.98(c)
      Ratio of net investment income to
       average net assets (%).................     0.47 (c)       1.28(c)
      Portfolio turnover rate (%).............       32 (c)         33(c)
      Net assets, end of period (000).........   $9,149         $  185

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL

 INCEPTION
 DATE  5/1/01

 ASSET CLASS
 COMMON STOCKS

   NET ASSETS
 $ 17.4 MILLION

    PORTFOLIO
     MANAGER
     METLIFE
     JOHN H.
    SCHREIBER


PERFORMANCE AT-A-GLANCE
During the six months ended June 30, 2002, the Class A shares of the Janus Growth Portfolio returned -22.1%, underperforming the Standard & Poor's 500 Index/3/, which returned -13.2% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Multi-Cap Growth Funds/15/, was -20.7% for same period. The Portfolio's performance can be attributed to unfavorable stock selection broadly across sectors.

PORTFOLIO ACTIVITY
Among our disappointments was Home Depot. Throughout the period, the home improvement retailer executed and over-delivered earnings, yet its stock fell roughly 20%. Another stock victimized by sour psychology was Enzon, a biopharmaceutical developer. Despite being a profitable enterprise with three products on the market, Enzon sagged when the rest of the biotechnology sector was hit by clinical trial setbacks and lowered earnings expectations. Meanwhile, Sprint and Motorola, two players within the struggling wireless industry, were eliminated.

Winners included Capital One Financial, a credit-card issuer that was hit hard in the aftermath of September 11 on consumer credit quality concerns, but it has since rallied. Television broadcast station owner and operator ACME Communications also posted gains following a U.S. Court of Appeals ruling that put aside federal limits on ownership of television stations, broadcasters, and cable systems.

Elsewhere, global soft drink maker Coca-Cola continued to execute well and push its volume growth back into the 5% range for the first time in a number of quarters. Two new holdings that also helped the Portfolio's performance were Smith International, a major oil and gas field services firm, and Baker Hughes, an energy services firm.

PORTFOLIO OUTLOOK
We continue to believe in the "keep working hard and good things will happen" approach, as we employ the discipline to maintain a well-balanced and diversified Portfolio. Ultimately, we do not do anyone a service if we change what we are trying to do, which is why patience is a key attribute of successful growth investors.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                   % OF TOTAL
SECURITY                                           NET ASSETS
-------------------------------------------------------------
LIBERTY MEDIA CORP................................    8.6%
HOME DEPOT, INC...................................    5.4
CAPITAL ONE FINANCIAL CORP........................    5.1
MEDTRONIC, INC....................................    5.0
LABORATORY CORP. OF AMERICA HOLDINGS..............    4.6
REAL NETWORKS, INC................................    3.1
PIER 1 IMPORTS, INC...............................    3.1
COACH, INC........................................    2.9
COCA-COLA CO......................................    2.9
VIACOM, INC.......................................    2.9

        A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX SINCE 5/1/01

                                    [CHART]

           Janus
          Growth       S&P 500
         Portfolio      Index
         ---------     -------
5/01      $10,000      $10,000
6/01        9,570        9,822
6/02        6,089        8,057

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                JANUS GROWTH PORTFOLIO  S&P 500
                CLASS A CLASS B CLASS E  INDEX
Six Months       -22.1%  -22.3%  -22.1%  -13.2%
1 Year           -36.4   -36.5   -36.4   -18.0
Since Inception  -34.6   -34.8   -34.7   -16.9

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--86.8% OF TOTAL NET ASSETS



                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  AEROSPACE & DEFENSE--0.7%
            1,165 General Dynamics Corp................. $    123,898
                                                         ------------

                  APPAREL & TEXTILES--2.9%
            9,165 Coach, Inc............................      503,158
                                                         ------------

                  BANKS--0.5%
            2,265 Bank of New York Co., Inc.............       76,444
                                                         ------------

                  BIOTECHNOLOGY--4.6%
           11,850 Enzon, Inc. (b).......................      297,672
            7,010 Forest Laboratories, Inc. (b).........      496,308
                                                         ------------
                                                              793,980
                                                         ------------

                  BROADCASTING--1.1%
           26,490 Acme Communications, Inc. (b).........      194,701
                                                         ------------

                  BUSINESS SERVICES--0.5%
            2,850 Concord EFS, Inc. (b).................       85,899
                                                         ------------

                  COMMUNICATION SERVICES--11.8%
            4,380 AOL Time Warner, Inc..................       64,430
          148,935 Liberty Media Corp....................    1,489,350
           11,280 Viacom, Inc. (Class B) (b)............      500,493
                                                         ------------
                                                            2,054,273
                                                         ------------

                  COMMUNICATIONS--1.8%
           22,425 Cisco Systems, Inc. (b)...............      312,829
                                                         ------------

                  COMPUTERS & BUSINESS EQUIPMENT--4.2%
            5,695 Integrated Device Technology, Inc. (b)      103,307
            4,790 Lam Research Corp. (b)................       86,124
            6,725 Novellus Systems, Inc.................      228,650
           13,435 Teradyne, Inc.........................      315,723
                                                         ------------
                                                              733,804
                                                         ------------

                  CONTAINERS & GLASS--0.7%
            2,880 Ball Corp.............................      119,462
                                                         ------------

                  DOMESTIC OIL--1.2%
            2,125 Anadarko Petroleum Corp...............      104,762
            1,775 Apache Corp...........................      102,027
                                                         ------------
                                                              206,789
                                                         ------------

                  DRUGS & HEALTH CARE--6.0%
            5,055 Genentech, Inc........................      169,343
           20,410 Medtronic, Inc........................      874,568
                                                         ------------
                                                            1,043,911
                                                         ------------

                  ELECTRONICS--3.1%
          133,105 Real Networks, Inc....................      541,737
                                                         ------------

                  FEDERAL AGENCIES--1.3%
            2,985 Federal National Mortgage Association.      220,144
                                                         ------------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                 FINANCIAL SERVICES--6.7%
          14,505 Capital One Financial Corp.............. $    885,530
           4,510 Lehman Brothers Holdings, Inc...........      281,965
                                                          ------------
                                                             1,167,495
                                                          ------------

                 FOOD & BEVERAGES--2.9%
           8,960 Coca-Cola Co............................      501,760
                                                          ------------

                 FOREIGN CORPORATE--3.4%
          89,928 ARM Holdings, Plc. (b), (GBP)...........      200,179
          31,131 Bank of Ireland, (EUR)..................      386,968
                                                          ------------
                                                               587,147
                                                          ------------

                 GAS & OIL EXPLORATION--0.7%
           3,485 Nabors Industries, Ltd..................      123,021
                                                          ------------

                 HOTELS & RESTAURANTS--1.0%
           5,090 MGM Mirage, Inc.........................      171,788
                                                          ------------

                 HOUSEHOLD PRODUCTS--1.5%
           5,180 Colgate Palmolive Co....................      259,259
                                                          ------------

                 INSURANCE--1.0%
              76 Berkshire Hathaway, Inc. (Class B) (b)..      169,784
                                                          ------------

                 INTERNET--0.7%
           7,250 Checkfree Corp. (b).....................      113,390
                                                          ------------

                 INVESTMENT BROKERAGE--2.3%
           9,930 Merrill Lynch & Co., Inc................      402,165
                                                          ------------

                 LEISURE--0.7%
           2,265 International Game Technology, Inc. (b).      128,426
                                                          ------------

                 MEDICAL LABORATORIES--4.6%
          17,625 Laboratory Corp. of America Holdings (b)      804,581
                                                          ------------

                 PETROLEUM SERVICES--4.1%
          10,660 Baker Hughes, Inc.......................      354,871
           5,340 Smith International, Inc. (b)...........      364,135
                                                          ------------
                                                               719,006
                                                          ------------

                 RETAIL--13.3%
           5,470 Amazon Common, Inc......................       88,888
          25,450 Home Depot, Inc.........................      934,778
          14,240 Insight Enterprises, Inc. (b)...........      358,706
          25,300 Pier 1 Imports, Inc.....................      531,300
           8,960 Staples, Inc............................      176,512
          11,030 TJX Cos., Inc...........................      216,298
                                                          ------------
                                                             2,306,482
                                                          ------------

                See accompanying notes to financial statements.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       SOFTWARE--2.6%
1,470  Electronic Arts, Inc. (b)................................... $     97,094
7,260  Intuit, Inc. (b)............................................      360,967
                                                                    ------------
                                                                         458,061
                                                                    ------------

       TRUCKING & FREIGHT FORWARDING--0.9%
3,045  FedEx Corp..................................................      162,603
                                                                    ------------
       Total Common Stocks (Identified Cost $16,606,932)...........   15,085,997
                                                                    ------------

SHORT TERM INVESTMENT--10.3%

   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
-------------------------------------------------------------------------------

           DISCOUNT NOTES--10.3%
$1,800,000 Federal Home Loan Mortgage Discount Notes
            1.900%, 07/01/02....................................... $ 1,800,000
                                                                    -----------
           Total Short Term Investment (Identified Cost
            $1,800,000) (a)........................................   1,800,000
                                                                    -----------
           Total Investments--97.1% (Identified Cost $18,406,932)
            (a)....................................................  16,885,997
           Other assets less liabilities...........................     500,815
                                                                    -----------
           TOTAL NET ASSETS--100%.................................. $17,386,812
                                                                    ===========

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $18,406,932 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   665,529
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (2,186,464)
                                                                -----------
    Net unrealized depreciation................................ $(1,520,935)
                                                                ===========

(b) Non-Income producing security.

Key to Abbreviations:
EUR--Euro Currency
GBP--Pound Sterling

                See accompanying notes to financial statements.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value.........................         $16,885,997
        Cash.........................................               7,007
        Receivable for:
         Securities sold.............................             400,636
         Fund shares sold............................             183,426
         Dividends and interest......................               9,305
         Due from Investment Adviser.................               8,149
                                                              -----------
          Total Assets...............................          17,494,520
      LIABILITIES
        Payable for:
         Fund shares redeemed........................ $ 4,932
         Securities purchased........................  59,723
         Withholding taxes...........................   1,272
        Accrued expenses:
         Management fees.............................   7,340
         Other expenses..............................  34,441
                                                      -------
          Total Liabilities..........................             107,708
                                                              -----------
      NET ASSETS.....................................         $17,386,812
                                                              ===========
        Net assets consist of:
         Capital paid in.............................         $22,577,381
         Undistributed net investment income (loss)..             (50,146)
         Accumulated net realized gains (losses).....          (3,619,656)
         Unrealized appreciation (depreciation) on
          investments and foreign currency...........          (1,520,767)
                                                              -----------
      NET ASSETS.....................................         $17,386,812
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($12,131,813 divided by 1,990,685 shares of
       beneficial interest)..........................         $      6.09
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($4,530,474 divided by 744,679 shares of
       beneficial interest)..........................         $      6.08
                                                              ===========
      CLASS E
      Net asset value and redemption price per share
       ($724,525 divided by 118,916 shares of
       beneficial interest)..........................         $      6.09
                                                              ===========
      Identified cost of investments.................         $18,406,932
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................              $    24,221 (a)
      Interest................................                    7,724
                                                            -----------
                                                                 31,945
    EXPENSES
      Management fees......................... $    64,733
      Service and distribution fees--Class B..       4,996
      Service and distribution fees--Class E..         224
      Directors' fees and expenses............       5,677
      Custodian...............................      37,924
      Audit and tax services..................       9,163
      Legal...................................          44
      Printing................................       7,181
      Insurance...............................          29
      Miscellaneous...........................       1,278
                                               -----------
      Total expenses before reimbursements....     131,249
      Expense reimbursements..................     (49,158)      82,091
                                               -----------  -----------
    NET INVESTMENT LOSS.......................                  (50,146)
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (2,091,909)
      Foreign currency transactions--net......      (2,213)  (2,094,122)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (2,060,335)
      Foreign currency transactions--net......         135   (2,060,200)
                                               -----------  -----------
    Net gain (loss)...........................               (4,154,322)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(4,204,468)
                                                            ===========

(a)Net of foreign taxes of $1,272

                See accompanying notes to financial statements.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                              SIX MONTHS  MAY 1, 2001(A)
                                                                ENDED        THROUGH
                                                               JUNE 30,    DECEMBER 31,
                                                                 2002          2001
                                                             -----------  --------------
FROM OPERATIONS
 Net investment income (loss)............................... $   (50,146)  $    (8,327)
 Net realized gain (loss)...................................  (2,094,122)   (1,525,145)
 Unrealized appreciation (depreciation).....................  (2,060,200)      539,433
                                                             -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........  (4,204,468)     (994,039)
                                                             -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS.............................................   8,194,824    14,390,495
                                                             -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS....................   3,990,356    13,396,456
NET ASSETS
 Beginning of the period....................................  13,396,456             0
                                                             -----------   -----------
 End of the period.......................................... $17,386,812   $13,396,456
                                                             ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
 End of the period.......................................... $   (50,146)  $         0
                                                             ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                            MAY 1, 2001(A)
                                                   SIX MONTHS ENDED             THROUGH
                                                     JUNE 30, 2002         DECEMBER 31, 2001
                                                ----------------------  ----------------------
                                                  SHARES        $         SHARES        $
                                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................................... 1,087,146  $ 7,778,309  2,035,109  $17,649,453
 Redemptions...................................  (414,907)  (2,914,746)  (716,663)  (6,412,724)
                                                ---------  -----------  ---------  -----------
 Net increase (decrease).......................   672,239  $ 4,863,563  1,318,446  $11,236,729
                                                =========  ===========  =========  ===========
CLASS B
 Sales.........................................   414,780  $ 2,951,594    424,624  $ 3,380,934
 Redemptions...................................   (62,708)    (441,220)   (32,017)    (246,677)
                                                ---------  -----------  ---------  -----------
 Net increase (decrease).......................   352,072  $ 2,510,374    392,607  $ 3,134,257
                                                =========  ===========  =========  ===========
CLASS E
 Sales.........................................   136,941  $   968,471      2,506  $    19,586
 Redemptions...................................   (20,521)    (147,584)       (10)         (77)
                                                ---------  -----------  ---------  -----------
 Net increase (decrease).......................   116,420  $   820,887      2,496  $    19,509
                                                =========  ===========  =========  ===========
 Increase (decrease) derived from capital
   share transactions.......................... 1,140,731  $ 8,194,824  1,713,549  $14,390,495
                                                =========  ===========  =========  ===========

(a)Commencement of Operations

                See accompanying notes to financial statements.

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 JANUS GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                        CLASS A                     CLASS B                     CLASS E
                                              -----------------------     -----------------------     -----------------------
                                              SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                ENDED         THROUGH       ENDED         THROUGH       ENDED         THROUGH
                                               JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,
                                                 2002           2001         2002           2001         2002           2001
                                              ----------   -------------- ----------   -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  7.82        $ 10.00       $ 7.81         $10.00       $ 7.82         $10.00
                                               -------        -------       ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)................    (0.02)          0.00        (0.02)         (0.01)       (0.01)          0.00
 Net realized and unrealized gain (loss) on
   investments...............................    (1.71)         (2.18)       (1.71)         (2.18)       (1.72)         (2.18)
                                               -------        -------       ------         ------       ------         ------
 Total from investment operations............    (1.73)         (2.18)       (1.73)         (2.19)       (1.73)         (2.18)
                                               -------        -------       ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD...............  $  6.09        $  7.82       $ 6.08         $ 7.81       $ 6.09         $ 7.82
                                               =======        =======       ======         ======       ======         ======
TOTAL RETURN (%).............................    (22.1)(b)      (21.8)(b)    (22.3)(b)      (21.8)(b)    (22.1)(b)      (21.8)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.95 (c)       0.95 (c)     1.20 (c)       1.20 (c)      1.1 (c)       1.10 (c)
Ratio of net investment income (loss) to
 average net assets (%)......................    (0.56)(c)      (0.13)(c)    (0.80)(c)      (0.43)(c)    (0.65)(c)      (0.28)(c)
Portfolio turnover rate (%)..................      163 (c)        218 (c)      163 (c)        218 (c)      163 (c)        218 (c)
Net assets, end of period (000)..............  $12,132        $10,309       $4,530         $3,068       $  725         $   20
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have been
 (%).........................................     1.56 (c)       2.26 (c)     1.81 (c)       2.51 (c)     1.71 (c)       2.41 (c)

(a) Commencement of Operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S 500
 COMPOSITE STOCK
 PRICE INDEX.

 INCEPTION
 DATE  5/1/90

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $3.3 BILLION

   PORTFOLIO
    MANAGER
    METLIFE
   INVESTMENT
   DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the MetLife Stock Index Portfolio returned -13.3%. Its benchmark, the Standard & Poor's 500 Composite Stock Index/3/ (S&P 500 Index), returned -13.2% for the same time period, while the average return of the Portfolio's peer group, the Lipper Variable Insurance Product S&P 500 Index Funds/15/, was -13.4%. Dividend income accounted for only 0.6% of the year to date total return of the index. While the S&P 500 Index was virtually unchanged through the first quarter, it quickly reversed course, finishing down 13.4% during the second quarter. In fact, the second quarter of 2002 was the second worst performing quarter for the S&P 500 in the past thirteen years. In May and June the equity markets were negatively impacted by erosion in investor confidence spurred by recent accounting scandals.

There was a noteworthy change in benchmark methodology, when on March 29, Standard & Poor's, in conjunction with Morgan Stanley Capital International, adopted a new industry and sector classifications scheme. The purpose of the new methodology is to provide the financial community with a consistent set of global sector and industry definitions for performing research and analysis. Under this new classification system, the transportation sector is merged into the industrials sector and the total number of sectors is consequently decreased from eleven to ten.

PORTFOLIO ACTIVITY
Three sectors accounted for nearly 80% of the benchmark index's year-to-date negative return. The information technology sector, which had a beginning-of-year weight of 17.6%, decreased 31.4% and accounted for approximately 42% of the negative six-month return. Health care and telecomm services, which at the end of 2001 collectively represented 19.7% of the total capitalization of the index, declined 16.7% and 35.7% respectively. These two sectors accounted for another 33% of the mid-year negative return.

The three largest names to impact performance were General Electric, down 26.7%, Tyco International, down 77.0%, and Intel, down 41.8% for the half year period. There were ten additions to the benchmark and 10 deletions in the first six months of 2002.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include developments in the war on terrorism, the Federal Reserve's interest rate policy, corporate earnings, unemployment trends, and investor confidence.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 MICROSOFT CORP....................    3.2%
                 GENERAL ELECTRIC CO...............    3.1
                 EXXONMOBIL CORP...................    3.0
                 WAL-MART STORES, INC..............    2.6
                 PFIZER, INC.......................    2.3
                 CITIGROUP, INC....................    2.1
                 AMERICAN INTERNATIONAL GROUP, INC.    1.9
                 JOHNSON & JOHNSON.................    1.7
                 COCA-COLA CO......................    1.5
                 IBM CORP..........................    1.3

                       A $10,000 INVESTMENT COMPARED TO
                        THE S&P 500 INDEX SINCE 6/30/92


                                    [CHART]

       Metlife Stock
      Index Portfolio  S&P 500 Index
      ---------------  -------------
6/92      $10,000         $10,000
6/93       11,329          11,361
6/94       11,457          11,520
6/95       14,380          14,518
6/96       18,018          18,290
6/97       24,185          24,634
6/98       31,206          32,060
6/99       38,269          39,357
6/00       40,940          42,213
6/01       34,773          35,956
6/02       28,443          29,493

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                             METLIFE STOCK INDEX PORTFOLIO
                                                           S&P 500
                             CLASS A   CLASS B   CLASS E    INDEX
                    6 Months  -13.3%    -13.4%    -13.3%    -13.2%
                    1 Year    -18.2     -18.4     -18.2     -18.0
                    3 Years   - 9.4        --        --     - 9.2
                    5 Years     3.3        --        --       3.7
                    10 Years   11.0        --        --      11.4

--------------------------------------------------------------------------------

 The average annual return of the Class B shares from their January 2, 2001 inception date through the end of the period was -15.3%.

 The average annual return of the Class E shares from their May 1, 2001 inception through the end of the period was -18.2%.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--97.1% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
         -------------------------------------------------------------

                    ADVERTISING--0.1%
            134,376 Interpublic Group of Cos.......... $     3,327,150
                                                       ---------------

                    AEROSPACE & DEFENSE--1.9%
             19,943 Ball Corp.........................         827,236
             70,823 General Dynamics Corp.............       7,532,026
             35,125 Goodrich Corp.....................         959,615
            158,257 Lockheed Martin Corp..............      10,998,861
             39,609 Northrop Grumman Corp.............       4,951,125
            139,823 Raytheon Co.......................       5,697,787
             63,319 Rockwell Collins, Inc.............       1,736,207
             44,815 TRW, Inc..........................       2,553,559
             49,550 Textron, Inc......................       2,323,895
            294,439 The Boeing Co.....................      13,249,755
            166,094 United Technologies Corp..........      11,277,783
                                                       ---------------
                                                            62,107,849
                                                       ---------------

                    AIR TRAVEL--0.2%
             53,540 AMR Corp. (b).....................         902,684
             43,634 Delta Air Lines, Inc..............         872,680
            269,092 Southwest Airlines Co.............       4,348,527
                                                       ---------------
                                                             6,123,891
                                                       ---------------

                    ALUMINUM--0.4%
            112,982 Alcan Aluminum, Ltd. (ADR)........       4,239,085
            297,280 Alcoa, Inc........................       9,854,832
                                                       ---------------
                                                            14,093,917
                                                       ---------------

                    APPAREL & TEXTILES--0.3%
             45,404 Jones Apparel Group, Inc. (b).....       1,702,650
             36,822 Liz Claiborne, Inc................       1,170,940
             94,439 NIKE, Inc. (Class B)..............       5,066,652
             21,387 Reebok International, Ltd. (b) (c)         630,917
             39,010 VF Corp...........................       1,529,582
                                                       ---------------
                                                            10,100,741
                                                       ---------------

                    AUTO PARTS--0.3%
             25,516 Cooper Tire & Rubber Co. (b)......         524,354
             52,193 Dana Corp.........................         967,136
            195,531 Delphi Automotive Systems Corp....       2,581,009
             57,065 Goodyear Tire & Rubber Co. (c)....       1,067,686
             31,041 Johnson Controls, Inc.............       2,533,256
             20,676 Snap-On, Inc......................         613,871
             45,924 Visteon Corp......................         652,121
                                                       ---------------
                                                             8,939,433
                                                       ---------------

                    AUTOMOBILES--0.8%
            636,506 Ford Motor Co.....................      10,184,096
            196,939 General Motors Corp...............      10,526,389
            106,773 Harley Davidson, Inc..............       5,474,252
             20,725 Navistar International Corp. (b)..         663,200
                                                       ---------------
                                                            26,847,937
                                                       ---------------

                                                           VALUE
            SHARES                                       (NOTE 1A)
          -----------------------------------------------------------

                     BANKS--8.1%
             126,275 AmSouth Bancorporation.......... $     2,826,034
             168,276 BB&T Corp.......................       6,495,454
             412,143 Bank One Corp...................      15,859,263
             540,507 Bank of America Corp............      38,030,073
             255,596 Bank of New York Co., Inc.......       8,626,365
              79,019 Charter One Financial, Inc......       2,716,673
           1,807,403 Citigroup, Inc..................      70,036,866
              61,876 Comerica, Inc...................       3,799,186
             206,778 Fifth Third Bancorp.............      13,781,754
              44,516 First Tennessee National Corp...       1,704,963
             367,404 FleetBoston Financial Corp......      11,885,519
              54,369 Golden West Financial Corp......       3,739,500
              86,279 Huntington Bancshares, Inc......       1,675,538
              74,513 Marshall & Ilsley Corp..........       2,304,687
             155,274 Mellon Financial Corp...........       4,880,262
             214,289 National City Corp..............       7,125,109
              78,088 Northern Trust Corp.............       3,440,557
              81,105 Regions Financial Corp. (c).....       2,850,841
             122,146 SouthTrust Corp.................       3,190,454
             100,505 Sun Trust Banks, Inc............       6,806,199
             102,706 Synovus Financial Corp..........       2,826,469
              71,169 Union Planters Corp.............       2,303,741
             480,569 Wachovia Corp...................      18,348,124
             600,673 Wells Fargo & Co................      30,069,690
              32,449 Zions Bancorp (c)...............       1,690,593
                                                      ---------------
                                                          267,013,914
                                                      ---------------

                     BIOTECHNOLOGY--0.2%
              62,726 Forest Laboratories, Inc. (b)...       4,441,001
              74,998 Genzyme Corp. (b)...............       1,442,961
                                                      ---------------
                                                            5,883,962
                                                      ---------------

                     BUILDING & CONSTRUCTION--0.3%
              25,737 American Standard Cos., Inc. (b)       1,932,849
              21,754 Centex Corp. (c)................       1,257,164
              21,477 Crane Co........................         545,086
              27,927 Fluor Corp......................       1,087,756
             169,913 Masco Corp......................       4,606,341
              21,685 Pulte Corp......................       1,246,454
                                                      ---------------
                                                           10,675,650
                                                      ---------------

                     BUSINESS SERVICES--2.0%
              69,225 Allied Waste Industries, Inc....         664,560
              60,665 Apollo Group, Inc...............       2,391,414
             217,904 Automatic Data Processing, Inc..       9,489,719
              38,605 Avery Dennison Corp.............       2,422,464
             364,161 Cendant Corp. (b)...............       5,782,877
              59,842 Cintas Corp. (c)................       2,957,990
             178,681 Concord EFS, Inc. (b)...........       5,385,445
              60,201 Convergys Corp. (b).............       1,172,715
              22,268 Deluxe Corp.....................         866,003
             168,067 Electronic Data Systems Corp....       6,243,689
              50,168 Equifax, Inc....................       1,354,536
              66,941 Fiserv, Inc. (b)................       2,457,404

                See accompanying notes to financial statements.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
       -----------------------------------------------------------------

                  BUSINESS SERVICES--(CONTINUED)
           64,830 H&R Block, Inc........................ $     2,991,905
          100,449 IMS Health, Inc.......................       1,803,060
          131,450 Paychex, Inc..........................       4,113,070
           84,492 Pitney Bowes, Inc.....................       3,356,022
           39,068 R.R. Donnelley & Sons Co..............       1,076,323
           62,207 Robert Half International, Inc........       1,449,423
           21,332 Ryder System, Inc.....................         577,884
           50,732 Sabre Holdings Corp...................       1,816,206
          217,021 Waste Management, Inc.................       5,653,397
                                                         ---------------
                                                              64,026,106
                                                         ---------------

                  CHEMICALS--1.5%
           79,860 Air Products & Chemicals, Inc.........       4,030,534
           24,705 Ashland, Inc..........................       1,000,552
          318,714 Dow Chemical Co.......................      10,957,387
          348,742 E. I. du Pont de Nemours..............      15,484,145
           27,339 Eastman Chemical Co...................       1,282,199
           45,060 Ecolab, Inc...........................       2,083,124
           44,743 Engelhard Corp........................       1,267,122
           17,872 Great Lakes Chemical Corp. (c)........         473,429
           38,286 Hercules, Inc.........................         444,118
           59,085 PPG Industries, Inc...................       3,657,361
           57,360 Praxair, Inc..........................       3,267,799
           78,128 Rohm & Haas Co........................       3,163,403
           25,791 Sigma Aldrich.........................       1,293,419
           35,920 Vulcan Materials Co...................       1,573,296
                                                         ---------------
                                                              49,977,888
                                                         ---------------

                  COMMUNICATION SERVICES--3.5%
          109,133 ALLTEL Corp...........................       5,129,251
        1,563,486 AOL Time Warner, Inc..................      22,998,879
           97,062 Citizens Communications Co. (c).......         811,438
          215,128 Clear Channel Communications, Inc. (b)       6,888,399
          332,211 Comcast Corp. (b).....................       7,919,910
           17,675 Meredith Corp.........................         677,836
          286,136 Nextel Communications, Inc. (b) (c)...         918,497
           65,668 Omnicom Group, Inc....................       3,007,594
        1,172,839 SBC Communications, Inc...............      35,771,590
           38,870 TMP Worldwide, Inc. (c)...............         835,705
           80,863 Univision Communications, Inc. (b) (c)       2,539,098
          620,638 Viacom, Inc. (Class B) (b)............      27,537,708
                                                         ---------------
                                                             115,035,905
                                                         ---------------

                  COMMUNICATIONS--2.0%
          128,184 Analog Devices, Inc. (b)..............       3,807,065
           54,967 BJ Services Co........................       1,862,282
          113,007 Ciena Corp. (b) (c)...................         473,499
        2,570,811 Cisco Systems, Inc. (b)...............      35,862,813
          777,463 EMC Corp. (b).........................       5,869,846
          797,349 Motorola, Inc.........................      11,497,773
          270,002 Qualcomm, Inc. (b)....................       7,422,355
                                                         ---------------
                                                              66,795,633
                                                         ---------------

                                                              VALUE
          SHARES                                            (NOTE 1A)
        ----------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--4.5%
           271,160 ADC Telecommunications, Inc.......... $       620,956
                 0 Agere Systems, Inc...................               0
            34,439 Andrew Corp..........................         513,830
           123,350 Apple Computer, Inc..................       2,185,762
            38,150 Autodesk, Inc........................         505,488
            94,666 Broadcom Corp. (c)...................       1,660,442
            60,146 Citrix Systems, Inc. (b).............         363,282
           911,438 Dell Computer Corp. (b)..............      23,824,989
           268,256 First Data Corp......................       9,979,123
           111,908 Gateway, Inc. (b)....................         496,872
         1,060,116 Hewlett-Packard Co...................      16,198,573
           601,099 International Business Machines Corp.      43,279,128
           128,986 LSI Logic Corp.......................       1,128,628
            45,756 Lexmark International, Inc. (b)......       2,489,126
           111,301 Linear Technology Corp...............       3,498,190
         1,200,356 Lucent Technologies, Inc. (c)........       1,992,591
           211,065 Micron Technology, Inc...............       4,267,734
            35,173 NCR Corp.............................       1,216,986
           116,424 Network Appliance, Inc. (c)..........       1,448,315
            51,025 Novellus Systems, Inc. (c)...........       1,734,850
            57,935 PMC-Sierra, Inc. (c).................         537,057
           197,915 Palm, Inc............................         348,330
            32,632 QLogic Corp..........................       1,243,279
         1,139,661 Sun Microsystems, Inc................       5,709,702
            77,990 Symbol Technologies, Inc.............         662,915
           143,017 Tellabs, Inc. (b)....................         886,705
            63,586 Teradyne, Inc........................       1,494,271
           608,881 Texas Instruments, Inc...............      14,430,480
            67,007 Vitesse Semiconductor Corp...........         208,392
           248,164 Xerox Corp. (c)......................       1,729,703
           116,877 Xilinx, Inc. (b).....................       2,621,551
                                                         ---------------
                                                             147,277,250
                                                         ---------------

                   CONGLOMERATES--4.0%
           136,713 3M Co................................      16,815,699
         3,488,849 General Electric Co..................     101,351,064
            31,865 ITT Industries, Inc..................       2,249,669
           698,818 Tyco International, Ltd..............       9,441,031
                                                         ---------------
                                                             129,857,463
                                                         ---------------

                   CONTAINERS & GLASS--0.1%
            18,845 Bemis, Inc...........................         895,138
            56,003 Pactiv Corp. (b).....................       1,332,871
            29,679 Sealed Air Corp. (c).................       1,195,173
                                                         ---------------
                                                               3,423,182
                                                         ---------------

                   COSMETICS & TOILETRIES--0.5%
            83,054 Avon Products, Inc...................       4,338,741
           371,026 Gillette Co..........................      12,566,651
                                                         ---------------
                                                              16,905,392
                                                         ---------------

                   DOMESTIC OIL--6.9%
            31,513 Amerada Hess Corp....................       2,599,823
            87,455 Anadarko Petroleum Corp..............       4,311,532

                See accompanying notes to financial statements.

                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
       -----------------------------------------------------------------

                  DOMESTIC OIL--(CONTINUED)
           50,438 Apache Corp........................... $     2,899,176
           70,585 Burlington Resources, Inc.............       2,682,230
          375,055 ChevronTexaco Corp....................      33,192,368
          220,261 Conoco, Inc...........................       6,123,256
           54,636 Devon Energy Corp.....................       2,692,462
           40,542 EOG Resources, Inc....................       1,609,517
        2,381,382 ExxonMobil Corp.......................      97,446,151
          152,965 Halliburton Co........................       2,438,262
           35,222 Kerr-McGee Corp.......................       1,886,138
          109,200 Marathon Oil Corp.....................       2,961,504
           21,154 Mcdermott International, Inc..........         171,347
          131,348 Occidental Petroleum Corp.............       3,939,127
          134,284 Phillips Petroleum Co.................       7,906,642
           33,294 Rowan Companies, Inc..................         714,156
          745,801 Royal Dutch Petroleum Co..............      41,220,421
          203,123 Schlumberger, Ltd.....................       9,445,220
           26,419 Sunoco, Inc...........................         941,309
           86,431 Unocal Corp...........................       3,192,761
                                                         ---------------
                                                             228,373,402
                                                         ---------------

                  DRUGS & HEALTH CARE--9.7%
           45,384 Allergan, Inc.........................       3,029,382
          364,822 Amgen, Inc. (b).......................      15,278,745
           74,510 Applera Corp. (b).....................       1,452,200
           18,919 Bausch & Lomb, Inc....................         640,408
          211,063 Baxter International, Inc.............       9,381,750
           91,079 Becton Dickinson & Co.................       3,137,672
           51,949 Biogen, Inc...........................       2,152,247
           93,682 Biomet, Inc...........................       2,540,656
          142,551 Boston Scientific Corp................       4,179,595
          680,248 Bristol-Myers Squibb Co...............      17,482,374
           18,809 C.R. Bard, Inc........................       1,064,213
          158,599 Cardinal Health, Inc..................       9,739,565
           66,453 Chiron Corp...........................       2,349,114
          395,237 Eli Lilly & Co........................      22,291,367
          107,137 Guidant Corp. (b).....................       3,238,751
          180,277 HCA Healthcare Co.....................       8,563,157
           83,784 Health Management Associates, Inc. (b)       1,688,248
          138,172 HealthSouth Corp......................       1,767,220
           59,420 Humana, Inc. (b)......................         928,735
          193,853 Immunex Corp. (b).....................       4,330,676
           86,365 King Pharmaceuticals, Inc. (b)........       1,921,621
           35,526 Manor Care, Inc. (b)..................         817,098
          100,488 McKesson Corp.........................       3,285,958
           87,103 Medimmune, Inc........................       2,299,519
          426,522 Medtronic, Inc........................      18,276,468
          795,374 Merck & Co., Inc......................      40,277,739
        2,192,716 Pfizer, Inc...........................      76,745,060
          454,055 Pharmacia Corp........................      17,004,360
           41,600 Quintiles Transnational Corp. (b).....         519,584
          514,892 Schering-Plough Corp..................      12,666,343
           31,266 St. Jude Medical, Inc. (b)............       2,308,994
           69,556 Stryker Corp. (b).....................       3,721,942
          114,577 Tenet Healthcare Corp. (b)............       8,197,984
          108,126 UnitedHealth Group, Inc...............       9,898,935

                                                              VALUE
          SHARES                                            (NOTE 1A)
        ----------------------------------------------------------------

                   DRUGS & HEALTH CARE--(CONTINUED)
            37,759 Watson Pharmaceuticals, Inc. (b)..... $       954,170
            51,119 Wellpoint Health Networks, Inc. (b)..       3,977,569
            68,462 Zimmer Holdings, Inc.................       2,441,355
                                                         ---------------
                                                             320,550,774
                                                         ---------------

                   ELECTRIC UTILITIES--2.6%
           186,949 AES Corp. (b)........................       1,013,264
            43,930 Allegheny Energy, Inc................       1,131,197
            50,685 Ameren Corp..........................       2,179,962
           118,992 American Electric Power, Inc.........       4,762,060
            46,469 CMS Energy Corp......................         510,230
           128,422 Calpine Corp. (b) (c)................         902,807
            58,412 Cinergy Corp.........................       2,102,248
            74,471 Consolidated Edison, Inc.............       3,109,164
            57,684 Constellation Energy Group, Inc......       1,692,448
            58,517 DTE Energy Co........................       2,612,199
            97,493 Dominion Resources, Inc..............       6,454,037
           291,942 Duke Energy Co.......................       9,079,396
           123,409 Dynegy, Inc..........................         888,545
           114,403 Edison International, Inc............       1,944,851
            79,197 Entergy Corp.........................       3,361,121
           113,163 Exelon Corp..........................       5,918,425
            61,831 FPL Group, Inc.......................       3,709,242
           104,647 FirstEnergy Corp.....................       3,493,117
           136,798 Mirant Corp..........................         998,625
           136,154 PG&E Corp............................       2,435,795
            51,640 PPL Corp.............................       1,708,251
            30,033 Pinnacle West Capital Corp...........       1,186,303
            77,702 Progress Energy, Inc.................       4,041,281
            72,123 Public Service Enterprise Group, Inc.       3,122,926
           104,746 Reliant Energy, Inc..................       1,770,207
           247,368 Southern Co..........................       6,777,883
            93,985 TXU Corp.............................       4,844,927
            54,043 Teco Energy, Inc. (c)................       1,337,564
           138,410 Xcel Energy, Inc.....................       2,321,136
                                                         ---------------
                                                              85,409,211
                                                         ---------------

                   ELECTRICAL EQUIPMENT--0.5%
            68,808 American Power Conversion Corp. (b)..         869,045
            33,192 Cooper Industries, Ltd...............       1,304,446
            24,877 Eaton Corp...........................       1,809,802
           147,796 Emerson Electric Co..................       7,908,564
            68,225 Molex, Inc. (c)......................       2,287,584
            27,461 Power-One, Inc.......................         170,807
            65,094 Rockwell International Corp..........       1,300,578
            60,038 Thermo Electron Corp.................         990,627
            20,443 Thomas & Betts Corp..................         380,240
                                                         ---------------
                                                              17,021,693
                                                         ---------------

                   ELECTRONICS--2.3%
           163,494 Agilent Technologies, Inc. (b).......       3,866,633
           573,978 Applied Materials, Inc. (b)..........      10,917,062
           103,865 Applied Micro Circuits Corp..........         491,281
           326,190 Corning, Inc. (c)....................       1,157,975

                See accompanying notes to financial statements.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                    VALUE
   SHARES                                                         (NOTE 1A)
 -----------------------------------------------------------------------------

            ELECTRONICS--(CONTINUED)
  2,347,665 Intel Corp........................................ $    42,891,840
    476,843 JDS Uniphase Corp.................................       1,273,171
     68,440 Jabil Circuit, Inc. (b) (c).......................       1,444,768
     66,463 KLA-Tencor Corp. (b) (c)..........................       2,923,707
    113,386 Maxim Integrated Products, Inc. (b)...............       4,346,085
     17,112 Millipore Corp....................................         547,242
     44,144 Perkinelmer, Inc..................................         487,791
    183,056 Sanmina Corp......................................       1,155,083
     54,942 Scientific-Atlanta, Inc. (b) (c)..................         903,796
    283,071 Solectron Corp....................................       1,740,887
     31,886 Tektronix, Inc....................................         596,587
     46,087 Waters Corp. (b)..................................       1,230,523
                                                               ---------------
                                                                    75,974,431
                                                               ---------------

            FEDERAL AGENCIES--1.2%
    243,905 Federal Home Loan Mortgage Corp...................      14,926,986
    350,148 Federal National Mortgage Association.............      25,823,415
                                                               ---------------
                                                                    40,750,401
                                                               ---------------

            FINANCIAL SERVICES--3.5%
    466,979 American Express Co...............................      16,960,677
     77,204 Capital One Financial Corp........................       4,713,304
     43,817 Countrywide Credit Industries, Inc................       2,114,170
     91,692 Franklin Resources, Inc...........................       3,909,747
     86,881 Hartford Financial Services Group, Inc............       5,166,813
    160,110 Household International, Inc......................       7,957,467
    103,397 John Hancock Financial Services, Inc..............       3,639,574
    149,288 Keycorp...........................................       4,075,563
     85,804 Lehman Brothers Holdings, Inc.....................       5,364,466
    299,460 MBNA Corp.........................................       9,903,142
     54,548 Moody's Corp......................................       2,713,763
     99,721 PNC Financial Services Group, Inc.................       5,213,414
     99,861 Providian Financial Corp..........................         587,183
     54,543 SLM Corp..........................................       5,285,217
     28,000 SPDR Trust Series 1 (c)...........................       2,770,880
    114,370 State Street Corp.................................       5,112,339
     77,030 Stilwell Financial, Inc...........................       1,401,946
     42,942 T. Rowe Price Group, Inc..........................       1,411,933
    670,470 U.S. Bancorp......................................      15,655,475
    342,093 Washington Mutual, Inc............................      12,695,071
                                                               ---------------
                                                                   116,652,144
                                                               ---------------

            FOOD & BEVERAGE--4.8%
     13,140 Adolph Coors Co. (Class B) (c)....................         818,622
    307,769 Anheuser Busch Cos., Inc..........................      15,388,450
    226,692 Archer-Daniels-Midland Co.........................       2,899,391
     24,327 Brown Forman Corp. (Class B)......................       1,678,563
    143,844 Campbell Soup Co..................................       3,978,725
    872,112 Coca-Cola Co......................................      48,838,272
    156,363 Coca-Cola Enterprises, Inc........................       3,452,495
    188,037 Conagra, Inc......................................       5,199,223
    129,002 General Mills, Inc................................       5,686,408
    123,577 H.J. Heinz Co.....................................       5,079,015
     48,291 Hershey Foods Corp................................       3,018,188

                                                                    VALUE
   SHARES                                                         (NOTE 1A)
 -----------------------------------------------------------------------------

            FOOD & BEVERAGES--(CONTINUED)
    144,011 Kellogg Co........................................ $     5,164,234
     99,801 Pepsi Bottling Group, Inc.........................       3,073,871
    620,826 PepsiCo, Inc......................................      29,923,813
    275,396 Sara Lee Corp.....................................       5,684,173
    200,948 Unilever NV (ADR).................................      13,021,430
     79,180 William Wringley Jr. Co...........................       4,382,613
                                                               ---------------
                                                                   157,287,486
                                                               ---------------

            GAS & OIL EXPLORATION--0.1%
     50,624 Nabors Industries, Ltd............................       1,787,027
     47,462 Noble Corp........................................       1,832,033
                                                               ---------------
                                                                     3,619,060
                                                               ---------------

            GAS & PIPELINE UTILITIES--0.4%
    187,204 El Paso Corp......................................       3,858,275
     49,999 KeySpan Corp......................................       1,882,462
     43,415 Kinder Morgan, Inc................................       1,650,638
     72,422 NiSource, Inc.....................................       1,580,972
     15,322 Nicor, Inc........................................         700,982
     12,631 Peoples Energy Corp. (c)..........................         460,526
     71,553 Sempra Energy.....................................       1,583,468
    180,538 The Williams Cos., Inc............................       1,081,423
                                                               ---------------
                                                                    12,798,746
                                                               ---------------

            HEALTH CARE--PRODUCTS--3.9%
     20,761 Alberto Culver Co. (Class B) (b) (c)..............         992,376
     36,955 AmerisourceBergen Corp. (c).......................       2,808,580
     80,868 Clorox Co.........................................       3,343,892
     33,597 International Flavours & Fragrances, Inc..........       1,091,567
  1,057,329 Johnson & Johnson.................................      55,256,014
    456,335 Procter & Gamble Co...............................      40,750,715
    465,697 Wyeth.............................................      23,843,686
                                                               ---------------
                                                                   128,086,830
                                                               ---------------

            HOTELS & RESTAURANTS--0.8%
     60,810 Darden Restaurants, Inc...........................       1,502,007
    130,105 Hilton Hotels Corp................................       1,808,459
     85,395 Marriott International, Inc.......................       3,249,280
    446,633 McDonald's Corp...................................      12,706,709
     69,472 Starwood Hotels & Resorts Worldwide, Inc.
             (Class B)........................................       2,284,934
     40,238 Wendy's International, Inc........................       1,602,679
    104,095 Yum! Brands, Inc..................................       3,044,779
                                                               ---------------
                                                                    26,198,847
                                                               ---------------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
     28,565 Black & Decker Corp...............................       1,376,833
     52,938 Fortune Brands, Inc...............................       2,964,528
     18,469 KB HOME...........................................         951,338
     69,076 Leggett & Platt, Inc..............................       1,616,378
     27,364 Maytag Corp.......................................       1,167,075
     20,434 Tupperware Corp...................................         424,823
     24,184 Whirlpool Corp....................................       1,580,666
                                                               ---------------
                                                                    10,081,641
                                                               ---------------

                See accompanying notes to financial statements.

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
         -------------------------------------------------------------

                    HOUSEHOLD PRODUCTS--0.4%
            192,113 Colgate Palmolive Co.............. $     9,615,256
             93,440 Newell Rubbermaid, Inc............       3,276,006
                                                       ---------------
                                                            12,891,262
                                                       ---------------

                    INDUSTRIAL MACHINERY--1.1%
            120,775 Caterpillar, Inc..................       5,911,936
             14,627 Cummins Engine, Inc. (c)..........         484,154
             53,011 Danaher Corp. (c).................       3,517,280
             83,558 Deere & Co........................       4,002,428
             71,166 Dover Corp........................       2,490,810
             60,900 Genuine Parts Co..................       2,123,583
            107,916 Illinois Tool Works, Inc..........       7,370,663
             59,063 Ingersoll Rand Co., Ltd...........       2,696,817
             40,716 Paccar, Inc. (c)..................       1,807,383
             42,943 Pall Corp.........................         891,067
             41,321 Parker Hannifin Corp..............       1,974,731
             29,748 Stanley Works.....................       1,219,965
             33,398 W.W. Grainger, Inc................       1,673,240
                                                       ---------------
                                                            36,164,057
                                                       ---------------

                    INSURANCE--4.5%
             92,454 ACE, Ltd..........................       2,921,546
            181,593 AFLAC, Inc........................       5,810,976
             51,309 Aetna, Inc........................       2,461,293
            249,099 Allstate Corp.....................       9,211,681
             37,416 Ambac Financial Group, Inc........       2,514,355
            917,777 American International Group, Inc.      62,619,925
             95,946 Aon Corp..........................       2,828,488
             49,467 CIGNA Corp........................       4,819,075
             57,322 Cincinnati Financial Corp.........       2,667,193
            119,027 Conseco, Inc. (c).................         238,054
             53,303 Jefferson-Pilot Corp..............       2,505,241
             65,667 Lincoln National Corp.............       2,758,014
             66,376 Loews Corp........................       3,517,264
             51,723 MBIA, Inc.........................       2,923,901
             37,112 MGIC Investment Corp..............       2,516,194
             96,137 Marsh & McLennan Cos., Inc........       9,286,834
            252,442 MetLife, Inc......................       7,270,330
             77,320 Progressive Corp..................       4,472,962
             45,386 Safeco Corp.......................       1,401,974
             60,255 The Chubb Corp....................       4,266,054
             72,921 The St. Paul Cos., Inc............       2,838,085
             42,610 Torchmark, Inc....................       1,627,702
             85,561 UnumProvident Corp................       2,177,527
             47,577 Xl Capital, Ltd...................       4,029,772
                                                       ---------------
                                                           147,684,440
                                                       ---------------

                    INVESTMENT BROKERAGE--1.8%
             35,078 Bear Stearns Co., Inc.............       2,146,774
            481,513 Charles Schwab Corp...............       5,392,946
            699,097 J.P. Morgan Chase & Co............      23,713,370
            302,911 Merrill Lynch & Co., Inc..........      12,267,895
            387,003 Morgan Stanley Dean Witter & Co...      16,672,089
                                                       ---------------
                                                            60,193,074
                                                       ---------------

                                                               VALUE
         SHARES                                              (NOTE 1A)
       ------------------------------------------------------------------

                  LEISURE--0.8%
           32,138 Brunswick Corp......................... $       899,864
          205,857 Carnival Corp..........................       5,700,180
           40,313 Harrah Entertainment, Inc. (b).........       1,787,882
           60,532 Hasbro, Inc............................         820,814
           31,655 International Game Technology, Inc. (b)       1,794,838
          153,594 Mattel, Inc............................       3,237,762
          716,720 The Walt Disney Co.....................      13,546,008
                                                          ---------------
                                                               27,787,348
                                                          ---------------

                  MEDICAL LABORATORIES--0.6%
          547,981 Abbott Laboratories....................      20,631,485
                                                          ---------------

                  MINING--0.5%
          188,458 Barrick Gold Corp. (ADR)...............       3,578,817
           50,807 Freeport-McMoRan Copper & Gold, Inc.
                   (Class B) (b) (c).....................         906,905
           63,941 Inco, Ltd. (ADR) (c)...................       1,447,624
          137,662 Newmont Mining Corp. (c)...............       3,624,641
           27,662 Nucor Corp.............................       1,799,137
           31,152 Phelps Dodge Corp......................       1,283,462
          115,834 Placer Dome, Inc. (ADR)................       1,298,499
           35,543 United States Steel Corp...............         706,950
           30,000 Worthington Industries, Inc............         543,000
                                                          ---------------
                                                               15,189,035
                                                          ---------------

                  NEWSPAPERS--0.2%
           53,297 New York Times Co......................       2,744,795
          106,058 Tribune Co.............................       4,613,523
                                                          ---------------
                                                                7,358,318
                                                          ---------------

                  PAPER & FOREST--0.8%
           20,376 Boise Cascade Corp.....................         703,583
           81,320 Georgia-Pacific Corp...................       1,998,846
          169,445 International Paper Co.................       7,384,413
          182,195 Kimberly-Clark Corp....................      11,296,090
           36,716 Louisiana-Pacific Corp.................         388,822
           18,596 Temple-Inland, Inc.....................       1,075,965
           76,706 Weyerhaeuser Co........................       4,897,678
                                                          ---------------
                                                               27,745,397
                                                          ---------------

                  PETROLEUM SERVICES--0.2%
          118,059 Baker Hughes, Inc......................       3,930,184
          112,407 Transocean Sedco Forex, Inc............       3,501,478
                                                          ---------------
                                                                7,431,662
                                                          ---------------

                  PHOTOGRAPHY--0.1%
          102,181 Eastman Kodak Co.......................       2,980,620
                                                          ---------------

                  PUBLISHING--0.5%
           22,283 American Greetings Corp. (c)...........         371,235
           29,855 Dow Jones & Co., Inc...................       1,446,475
           93,639 Gannett, Inc...........................       7,107,200

                See accompanying notes to financial statements.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    ------------------------------------------------------------------------

               PUBLISHING--(CONTINUED)
        29,561 Knight Ridder, Inc........................... $     1,860,865
        67,961 McGraw-Hill Cos., Inc........................       4,057,271
                                                             ---------------
                                                                  14,843,046
                                                             ---------------

               RAILROADS & EQUIPMENT--0.5%
       134,252 Burlington Northern Santa Fe Corp............       4,027,560
        74,670 CSX Corp.....................................       2,617,184
       135,548 Norfolk Southern Corp........................       3,169,112
        88,433 Union Pacific Corp...........................       5,596,040
                                                             ---------------
                                                                  15,409,896
                                                             ---------------

               REAL ESTATE--0.1%
        62,333 Simon Property Group, Inc....................       2,296,348
                                                             ---------------

               REAL ESTATE INVESTMENT TRUST--0.3%
       145,675 Equity Office Properties Trust...............       4,384,817
        96,626 Equity Residential Properties Trust..........       2,777,998
        65,116 Plum Creek Timber Co., Inc...................       1,999,061
                                                             ---------------
                                                                   9,161,876
                                                             ---------------

               RETAIL--7.8%
       142,676 Albertson's, Inc. (c)........................       4,345,911
        37,028 Autozone, Inc................................       2,862,264
       102,071 Bed Bath & Beyond, Inc. (b)..................       3,852,160
       112,562 Best Buy Co., Inc. (b) (c)...................       4,086,001
        40,027 Big Lots, Inc................................         787,731
       137,392 CVS Corp.....................................       4,204,195
        73,243 Circuit City Stores, Inc.....................       1,373,306
       159,296 Costco Wholesale Corp. (b)...................       6,152,012
        28,861 Dillard's, Inc...............................         758,756
       116,991 Dollar General Corp..........................       2,226,339
        60,487 Family Dollar Stores, Inc. (b)...............       2,132,167
        70,622 Federated Department Stores, Inc.............       2,803,693
       826,881 Home Depot, Inc..............................      30,371,339
        92,696 J.C. Penney Co., Inc. (c)....................       2,041,166
       118,419 Kohl's Corp..................................       8,298,804
       181,542 Limited Brands...............................       3,866,845
       273,010 Lowe's Cos., Inc.............................      12,394,654
       100,511 May Department Stores Co.....................       3,309,827
        47,254 Nordstrom, Inc...............................       1,070,303
       107,928 Office Depot, Inc. (b).......................       1,813,190
        61,041 Radioshack Corp..............................       1,834,892
       169,702 Safeway, Inc. (b)............................       4,953,601
       110,715 Sears Roebuck & Co...........................       6,011,825
        53,684 Sherwin-Williams Co..........................       1,606,762
       164,329 Staples, Inc.................................       3,237,281
       135,967 Starbucks Corp. (c)..........................       3,378,780
        46,864 Supervalu, Inc...............................       1,149,574
       232,871 Sysco Corp...................................       6,338,749
       189,527 TJX Cos., Inc................................       3,716,624
       318,627 Target Corp..................................      12,139,689
       302,798 The Gap, Inc.................................       4,299,732
       278,072 The Kroger Co. (b)...........................       5,533,633
        51,607 Tiffany & Co.................................       1,816,566

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    ------------------------------------------------------------------------

               RETAIL--(CONTINUED)
        73,890 Toys "R" Us, Inc. (b)........................ $     1,290,858
     1,561,847 Wal-Mart Stores, Inc.........................      85,917,203
       359,950 Walgreen Co..................................      13,904,869
        47,377 Winn-Dixie Stores, Inc. (c)..................         738,607
                                                             ---------------
                                                                 256,619,908
                                                             ---------------

               SEMICONDUCTORS--0.2%
       118,867 Advanced Micro Devices, Inc. (b).............       1,155,387
       134,416 Altera Corp..................................       1,828,058
        63,317 National Semiconductor Corp..................       1,846,957
                                                             ---------------
                                                                   4,830,402
                                                             ---------------

               SOFTWARE--4.6%
        83,398 Adobe Systems, Inc...........................       2,376,843
        84,176 BMC Software, Inc. (b).......................       1,397,322
       202,492 Computer Associates International, Inc.......       3,217,598
        59,900 Computer Sciences Corp. (b)..................       2,863,220
       130,742 Compuware Corp. (b) (c)......................         793,604
        65,217 Comverse Technology, Inc.....................         603,909
        74,554 Intuit, Inc. (b).............................       3,706,825
        28,764 Mercury Interactive Corp. (b) (c)............         660,421
     1,901,540 Microsoft Corp. (b)..........................     104,014,238
        52,537 NVIDIA Corp. (b) (c).........................         902,586
       115,319 Novell, Inc. (b).............................         370,174
     1,926,433 Oracle Corp. (b).............................      18,243,320
        89,421 Parametric Technology Corp...................         306,714
       109,040 PeopleSoft, Inc..............................       1,622,515
        68,251 Rational Software Corp. (b)..................         560,341
       166,286 Siebel Systems, Inc. (b).....................       2,364,587
       112,197 Unisys Corp..................................       1,009,773
       143,683 VERITAS Software Corp. (b)...................       2,843,487
       209,938 YAHOO!, Inc..................................       3,098,685
                                                             ---------------
                                                                 150,956,162
                                                             ---------------

               STEEL--0.1%
        28,218 Allegheny Technologies, Inc. (b).............         445,845
        70,772 MeadWestvaco Corp............................       2,375,108
                                                             ---------------
                                                                   2,820,953
                                                             ---------------

               TECHNOLOGY--0.3%
       126,814 Avaya, Inc. (c)..............................         627,729
       287,335 Honeywell International, Inc.................      10,122,812
                                                             ---------------
                                                                  10,750,541
                                                             ---------------

               TELEPHONE--2.7%
     1,333,812 AT&T Corp....................................      14,271,789
       949,100 AT&T Wireless Services, Inc..................       5,552,235
       658,180 BellSouth Corp...............................      20,732,670
        50,008 Centurytel, Inc..............................       1,475,236
     1,347,345 Nortel Networks Corp. (c)....................       1,953,650
       588,814 Qwest Communications International, Inc......       1,648,679
       312,887 Sprint Corp. (FON Group).....................       3,319,731

                See accompanying notes to financial statements.

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--2.4%


                                                             VALUE
           SHARES                                          (NOTE 1A)
         --------------------------------------------------------------

                    TELEPHONE--(CONTINUED)
            346,562 Sprint Corp. (PCS Group) (b) (c)... $     1,549,132
            956,138 Verizon Communications.............      38,388,941
                                                        ---------------
                                                             88,892,063
                                                        ---------------

                    TOBACCO--1.1%
            751,265 Philip Morris Cos., Inc............      32,815,255
             59,269 UST, Inc...........................       2,015,146
                                                        ---------------
                                                             34,830,401
                                                        ---------------

                    TRUCKING & FREIGHT FORWARDING--0.2%
            104,811 FedEx Corp.........................       5,596,907
                                                        ---------------
                    Total Common Stocks
                     (Identified Cost $3,154,509,598)..   3,194,283,130
                                                        ---------------

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ----------------------------------------------------------------

                    DISCOUNT NOTES--2.4%
        $34,950,000 Federal Home Loan Bank
                     1.800%, 07/01/02.................... $   34,950,000
         45,000,000 National Australia Funding, Inc.
                     1.740%, 07/02/02....................     44,997,825
                                                          --------------
                                                              79,947,825
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $79,947,825).......     79,947,825
                                                          --------------
                    Total Investments--99.5%
                     (Identified Cost $3,234,457,423) (a)  3,274,230,955
                    Other assets less liabilities........     15,671,309
                                                          --------------
                    TOTAL NET ASSETS--100%............... $3,289,902,264
                                                          ==============

FUTURES CONTRACTS

                       NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG CONTRACTS    DATE      AMOUNT        6/30/02     APPRECIATION
---------------------- --------- ---------- ----------- --------------- ------------
    S&P Index 500.....    327     09/19/02  $81,643,527   $80,940,675      ($702,852)
                                                                           =========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized appreciation on investments based on cost of $3,234,457,423 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 640,168,796
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (600,395,264)
                                                                                                               -------------
Net unrealized appreciation................................................................................... $  39,773,532
                                                                                                               =============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $33,042,243 with cash collateral backing valued at $35,157,396.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADR's is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.....................             $3,274,230,955
      Cash.....................................                    136,946
      Receivable for:
       Fund shares sold........................                 43,740,586
       Dividends and interest..................                  3,763,872
       Collateral for securities loaned........                 35,157,396
                                                            --------------
        Total Assets...........................              3,357,029,755
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   621,313
       Securities purchased....................  29,629,437
       Futures variation margin................     155,325
       Return of collateral for securities
        loaned.................................  35,157,396
      Accrued expenses:
       Management fees.........................     687,163
       Other expenses..........................     876,857
                                                -----------
        Total Liabilities......................                 67,127,491
                                                            --------------
    NET ASSETS.................................             $3,289,902,264
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $3,296,824,144
       Undistributed net investment income.....                 20,130,484
       Accumulated net realized gains
        (losses)...............................                (66,123,044)
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                 39,070,680
                                                            --------------
    NET ASSETS.................................             $3,289,902,264
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($3,224,446,741 divided by
     123,377,139 shares of beneficial
     interest).................................             $        26.13
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($56,803,886 divided by
     2,216,953 shares of beneficial
     interest).................................             $        25.62
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($8,651,637 divided by 331,819
     shares of beneficial interest)............             $        26.07
                                                            ==============
    Identified cost of investments.............             $3,234,457,423
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends...............................                $  25,114,416 (a)
    Interest................................                      742,087 (b)
                                                            -------------
                                                               25,856,503
  EXPENSES
    Management fees......................... $   4,441,050
    Service and distribution fees--Class B..        46,526
    Service and distribution fees--Class E..         2,239
    Directors' fees and expenses............         5,677
    Custodian...............................       231,380
    Audit and tax services..................         9,163
    Legal...................................        10,295
    Printing................................       855,598
    Insurance...............................        21,939
    Miscellaneous...........................        40,777
                                             -------------
    Total expenses..........................                    5,664,644
                                                            -------------
  NET INVESTMENT INCOME.....................                   20,191,859
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................   (33,405,695)
    Futures contracts--net..................   (11,162,115)   (44,567,810)
                                             -------------
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (471,011,142)
    Futures contracts--net..................    (1,006,701)  (472,017,843)
                                             -------------  -------------
  Net gain (loss)...........................                 (516,585,653)
                                                            -------------
  NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS...................                $(496,393,794)
                                                            =============

(a) Net of foreign taxes of $135,397
(b) Income on securities loaned $73,642

                See accompanying notes to financial statements.

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                           SIX MONTHS
                                                             ENDED         YEAR ENDED
                                                            JUNE 30,      DECEMBER 31,
                                                              2002            2001
                                                         --------------  --------------
FROM OPERATIONS
 Net investment income.................................. $   20,191,859  $   38,399,798
 Net realized gain (loss)...............................    (44,567,810)     55,553,241
 Unrealized appreciation (depreciation).................   (472,017,843)   (602,497,697)
                                                         --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......   (496,393,794)   (508,544,658)
                                                         --------------  --------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.............................................    (27,671,646)    (10,400,646)
    Class B.............................................       (325,006)        (12,649)
    Class E.............................................        (29,386)              0
                                                         --------------  --------------
                                                            (28,026,038)    (10,413,295)
                                                         --------------  --------------
   Net realized gain
    Class A.............................................    (26,829,465)    (34,109,646)
    Class B.............................................       (330,942)        (41,483)
    Class E.............................................        (28,492)              0
                                                         --------------  --------------
                                                            (27,188,899)    (34,151,129)
                                                         --------------  --------------
 TOTAL DISTRIBUTIONS....................................    (55,214,937)    (44,564,424)
                                                         --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS.........................................    158,889,614     235,826,988
                                                         --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS................   (392,719,117)   (317,282,094)

NET ASSETS
 Beginning of the period................................  3,682,621,381   3,999,903,475
                                                         --------------  --------------
 End of the period...................................... $3,289,902,264  $3,682,621,381
                                                         ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period...................................... $   20,130,484  $   27,964,663
                                                         ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                             SIX MONTHS ENDED               YEAR ENDED
                                                               JUNE 30, 2002             DECEMBER 31, 2001
                                                        --------------------------  --------------------------
                                                           SHARES          $           SHARES          $
                                                        -----------  -------------  -----------  -------------
CLASS A
 Sales.................................................  11,948,573  $ 342,771,335   18,299,706  $ 573,304,366
 Reinvestments.........................................   1,839,389     54,501,111    1,369,126     44,510,292
 Issued from Substitution..............................           0              0    8,014,575    265,683,177
 Redemptions........................................... (10,196,746)  (294,596,193) (21,341,071)  (665,536,973)
                                                        -----------  -------------  -----------  -------------
 Net increase (decrease)...............................   3,591,216  $ 102,676,253    6,342,336  $ 217,960,862
                                                        ===========  =============  ===========  =============
CLASS B
 Sales.................................................   1,762,589  $  50,286,749      682,269  $  20,889,333
 Reinvestments.........................................      22,572        655,948        1,693         54,132
 Redemptions...........................................    (148,280)    (4,218,809)    (103,890)    (3,110,418)
                                                        -----------  -------------  -----------  -------------
 Net increase (decrease)...............................   1,636,881  $  46,723,888      580,072  $  17,833,047
                                                        ===========  =============  ===========  =============
CLASS E
 Sales.................................................     385,143  $  11,068,959        1,071  $      33,079
 Reinvestments.........................................       1,958         57,878            0              0
 Redemptions...........................................     (56,353)    (1,637,364)           0              0
                                                        -----------  -------------  -----------  -------------
 Net increase (decrease)...............................     330,748  $   9,489,473        1,071  $      33,079
                                                        ===========  =============  ===========  =============
 Increase (decrease) derived from capital share
   transactions........................................   5,558,845  $ 158,889,614    6,923,479  $ 235,826,988
                                                        ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                               CLASS A
                                              -------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                        YEAR ENDED DECEMBER 31,
                                                 JUNE 30,    ----------------------------------------------------------
                                                   2002         2001        2000        1999        1998        1997
                                              ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD......... $    30.60     $    35.26  $    40.59  $    35.38  $    28.78  $    22.23
                                              ----------     ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.16           0.33        0.34        0.37        0.37        0.34
 Net realized and unrealized gain (loss) on
   investments...............................      (4.18)         (4.59)      (4.07)       6.89        7.75        6.79
                                              ----------     ----------  ----------  ----------  ----------  ----------
 Total from investment operations............      (4.02)         (4.26)      (3.73)       7.26        8.12        7.13
                                              ----------     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.23)         (0.09)      (0.35)      (0.36)      (0.36)      (0.34)
 Distributions from net realized capital
   gains.....................................      (0.22)         (0.31)      (1.25)      (1.69)      (1.16)      (0.24)
                                              ----------     ----------  ----------  ----------  ----------  ----------
 Total distributions.........................      (0.45)         (0.40)      (1.60)      (2.05)      (1.52)      (0.58)
                                              ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD............... $    26.13     $    30.60  $    35.26  $    40.59  $    35.38  $    28.78
                                              ==========     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).............................      (13.3)(b)      (12.2)       (9.3)       20.8        28.2        32.2
Ratio of operating expenses to average net
 assets (%)..................................       0.32 (c)       0.31        0.28        0.29        0.30        0.33
Ratio of net investment income to average
 net assets (%)..............................       1.14 (c)       1.02        0.88        1.01        1.21        1.47
Portfolio turnover rate (%)..................          1 (c)          5           7           9          15          11
Net assets, end of period (000).............. $3,224,447     $3,665,168  $3,999,903  $4,205,202  $3,111,919  $2,020,480

                                                          CLASS B                       CLASS E
                                              ---------------------------     -----------------------
                                              SIX MONTHS   JANUARY 2, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                ENDED           THROUGH         ENDED         THROUGH
                                               JUNE 30,       DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                 2002             2001           2002           2001
                                              ----------   ------------------ ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 30.03          $ 33.71         $30.54         $33.45
                                               -------          -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     0.10             0.17           0.19           0.00
 Net realized and unrealized gain (loss) on
   investments...............................    (4.07)           (3.45)         (4.21)         (2.91)
                                               -------          -------         ------         ------
 Total from investment operations............    (3.97)           (3.28)         (4.02)         (2.91)
                                               -------          -------         ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.22)           (0.09)         (0.23)          0.00
 Distributions from net realized capital
   gains.....................................    (0.22)           (0.31)         (0.22)          0.00
                                               -------          -------         ------         ------
 Total distributions.........................    (0.44)           (0.40)         (0.45)          0.00
                                               -------          -------         ------         ------
NET ASSET VALUE, END OF PERIOD...............  $ 25.62          $ 30.03         $26.07         $30.54
                                               =======          =======         ======         ======
TOTAL RETURN (%).............................    (13.4)(b)         (9.8)(b)      (13.3)(b)       (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................     0.57 (c)         0.56 (c)       0.47 (c)       0.46 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.95 (c)         0.83 (c)       1.12 (c)       0.93 (c)
Portfolio turnover rate (%)..................        1 (c)            5 (c)          1 (c)          5 (c)
Net assets, end of period (000)..............  $56,804          $17,421         $8,652         $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 CAPITAL
 APPRECIATION.


 INCEPTION
 DATE  5/1/00

 ASSET CLASS
 LARGE CAP
 GROWTH STOCKS

  NET ASSETS
 $48.5 MILLION

   PORTFOLIO
    MANAGER
 PUTNAM LARGE
  CAP GROWTH
  TEAM, WITH
JEFFERY LINDSEY
  AS THE LEAD
    MANAGER

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Putnam Large Cap Growth Portfolio returned -21.2%, compared to its benchmark, the Russell 1000 Growth Index/5/, which returned -20.8% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Large Cap Growth Funds universe/15/, was -18.9% for the six months ended June 30, 2002.

The first half of 2002 was a challenging period for growth equities as investors grappled with mounting concerns including a lack of faith in corporate governance, ongoing threats of terrorist strikes, rising tensions in the Middle East and India, disappointing corporate earnings results, and conflicting economic signals.

PORTFOLIO ACTIVITY
The Portfolio was overweight in Tyco Stock when allegations of accounting fraud hit the news; this holding constrained portfolio results in the period. Adept selection in consumer cyclicals contributed to performance, particularly underweighting media (especially AOL Time Warner) and overweighting entertainment (Viacom). Technology was weak throughout the period, but while our positioning detracted early in the year, this sector made a positive contribution in the second quarter on good stock selection amid an underweight allocation. Consumer staples detracted largely due to underweight exposure to beverages (Coca-Cola), but restaurant holdings made a strong contribution, as did food (Kraft) in the period's second half. Health care, a hindrance in the year's first quarter, ended the period with a positive contribution to relative performance, the result of adept stock selection in and overweight exposure to services (Unitedhealth Group, HCA). Selection was also favorable in medical technology (Medtronic). Overweighting the financial sector throughout the period was advantageous, but favorable stock selection in the first quarter was tempered by poor stock selection in the second quarter.

PORTFOLIO OUTLOOK
The slump in equity markets has pushed valuations down to a level where they are now as far below fair value as they were after September 11. Despite the prevailing negative sentiment, our quantitative models are sending unambiguous signals that current valuations are attractive. We expect a continuation of economic growth in coming months as well as a more balanced economy. After the pounding that growth stocks have taken over the past few years, our views on growth versus value are now neutral. In terms of sectors, a rebound in corporate spending will favor capital equipment, energy, and since companies will eventually need to update their technology infrastructure, computer software and hardware stocks.

Our most significant overweight position is in financials, particularly insurance, though we remain underweight in banks. We are slightly overweight both consumer cyclicals--with a focus on broadcasting (Viacom)--and health care, where we continue to emphasize services and pharmaceuticals. While we are overweight tobacco (Philip Morris), we remain significantly underweight consumer staples. Our technology exposure is benchmark-weighted at present. We are focusing on this sector to increase the portfolio's risk profile; values are becoming more attractive, but the timing remains difficult so we will wait until the market environment begins to improve.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 MICROSOFT CORP....................    6.9%
                 PFIZER, INC.......................    6.7
                 GENERAL ELECTRIC CO...............    5.3
                 WAL-MART STORES, INC..............    4.2
                 JOHNSON & JOHNSON.................    3.6
                 INTEL CORP........................    3.4
                 LOWE'S COS., INC..................    3.2
                 AMERICAN INTERNATIONAL GROUP, INC.    3.0
                 PHILIP MORRIS COS., INC...........    2.9
                 MEDTRONIC, INC....................    2.7

                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 1000 GROWTH INDEX SINCE 5/1/00


                                    [CHART]

       Putnam Large
        Cap Growth   Russell 1000
         Portfolio   Growth Index
         ---------   ------------
5/00      $10,000       $10,000
6/00        9,990        10,216
6/01        5,790         6,521
6/02        3,980         4,793

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                 PUTNAM LARGE CAP     RUSSELL
                                 GROWTH PORTFOLIO   1000 GROWTH
                                CLASS A  CLASS E       INDEX
                6 Months         -21.2%  -21.2%        -20.8%
                1 Year           -31.3   -31.3         -26.5
                Since Inception  -34.6   -31.2/(a)/    -28.8

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--96.0% OF TOTAL NET ASSETS



                                                                     VALUE
   SHARES                                                          (NOTE 1A)
   --------------------------------------------------------------------------

          AEROSPACE & DEFENSE--0.9%
    3,400 Northrop Grumman Corp.................................. $   425,000
                                                                  -----------

          BANKS--3.3%
   17,500 Bank of New York Co., Inc..............................     590,625
   15,600 Citigroup, Inc.........................................     604,500
    5,900 Fifth Third Bancorp....................................     393,235
                                                                  -----------
                                                                    1,588,360
                                                                  -----------

          BUSINESS SERVICES--1.0%
   31,000 Cendant Corp. (b) (c)..................................     492,280
                                                                  -----------

          COMMUNICATION SERVICES--3.0%
    9,800 Comcast Corp. (b)......................................     233,632
   27,300 Viacom, Inc. (Class B) (b).............................   1,211,301
                                                                  -----------
                                                                    1,444,933
                                                                  -----------

          COMMUNICATIONS--4.8%
   85,500 Cisco Systems, Inc. (b)................................   1,192,725
   15,200 EMC Corp. (b)..........................................     114,760
   21,000 Echostar Communications, Inc. (b) (c)..................     389,760
    6,500 GlobalSantaFe Corp.....................................     177,775
   12,200 Nokia Corp. (ADR)......................................     176,656
   10,900 Qualcomm, Inc. (b).....................................     299,641
                                                                  -----------
                                                                    2,351,317
                                                                  -----------

          COMPUTERS & BUSINESS EQUIPMENT--4.6%
   45,100 Dell Computer Corp. (b)................................   1,178,914
   19,700 Hewlett-Packard Co.....................................     301,016
   10,400 International Business Machines Corp. (c)..............     748,800
                                                                  -----------
                                                                    2,228,730
                                                                  -----------

          CONGLOMERATES--6.2%
   89,000 General Electric Co....................................   2,585,450
   29,500 Tyco International, Ltd................................     398,545
                                                                  -----------
                                                                    2,983,995
                                                                  -----------

          DRUGS & HEALTH CARE--22.4%
   11,200 Allergan, Inc..........................................     747,600
   14,600 Amgen, Inc. (b)........................................     611,448
    4,600 Cardinal Health, Inc...................................     282,486
   15,800 Eli Lilly & Co.........................................     891,120
   17,400 HCA Healthcare Co......................................     826,500
    2,400 IDEC Pharmaceuticals Corp. (b) (c).....................      85,080
   13,500 King Pharmaceuticals, Inc. (b).........................     300,375
   15,800 Medimmune, Inc.........................................     417,120
   30,700 Medtronic, Inc.........................................   1,315,495
   19,300 Merck & Co., Inc.......................................     977,352
   92,200 Pfizer, Inc............................................   3,227,000
   12,800 UnitedHealth Group, Inc................................   1,171,840
                                                                  -----------
                                                                   10,853,416
                                                                  -----------

                                                                     VALUE
   SHARES                                                          (NOTE 1A)
   --------------------------------------------------------------------------

          ELECTRONICS--6.1%
   90,800 Intel Corp............................................. $ 1,658,916
    9,100 KLA-Tencor Corp. (b)...................................     400,309
   22,900 Maxim Integrated Products, Inc. (b)....................     877,757
                                                                  -----------
                                                                    2,936,982
                                                                  -----------

          FEDERAL AGENCIES--2.6%
   17,200 Federal National Mortgage Association..................   1,268,500
                                                                  -----------

          FINANCIAL SERVICES--1.6%
   12,700 Capital One Financial Corp.............................     775,335
                                                                  -----------

          FOOD & BEVERAGES--3.4%
    6,600 Anheuser Busch Cos., Inc...............................     330,000
    3,400 Coca-Cola Co...........................................     190,400
   11,200 Kraft Foods, Inc.......................................     458,640
   14,100 PepsiCo, Inc...........................................     679,620
                                                                  -----------
                                                                    1,658,660
                                                                  -----------

          HEALTH CARE--PRODUCTS--3.6%
   33,600 Johnson & Johnson......................................   1,755,936
                                                                  -----------

          HOUSEHOLD PRODUCTS--0.8%
    8,000 Colgate Palmolive Co...................................     400,400
                                                                  -----------

          INSURANCE--3.6%
   21,500 American International Group, Inc......................   1,466,945
    3,200 Xl Capital, Ltd........................................     271,040
                                                                  -----------
                                                                    1,737,985
                                                                  -----------

          INVESTMENT BROKERAGE--2.2%
   47,000 Charles Schwab Corp....................................     526,400
   13,800 Merrill Lynch & Co., Inc...............................     558,900
                                                                  -----------
                                                                    1,085,300
                                                                  -----------

          MEDICAL LABORATORIES--1.5%
   18,700 Abbott Laboratories....................................     704,055
                                                                  -----------

          RETAIL--12.8%
    5,600 Best Buy Co., Inc. (b) (c).............................     203,280
   14,000 Home Depot, Inc........................................     514,220
    4,900 Kohl's Corp............................................     343,392
   33,900 Lowe's Cos., Inc.......................................   1,539,060
   37,600 Starbucks Corp. (c)....................................     934,360
    3,800 TJX Cos., Inc..........................................      74,518
   37,300 Wal-Mart Stores, Inc...................................   2,051,873
   14,500 Walgreen Co............................................     560,135
                                                                  -----------
                                                                    6,220,838
                                                                  -----------

          SOFTWARE--8.7%
    5,100 Electronic Arts, Inc. (b)..............................     336,855
   61,200 Microsoft Corp. (b)....................................   3,347,640
   27,900 Oracle Corp............................................     264,213
   14,300 VERITAS Software Corp. (b).............................     282,997
                                                                  -----------
                                                                    4,231,705
                                                                  -----------

                See accompanying notes to financial statements.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
             SHARES                                       (NOTE 1A)
           ----------------------------------------------------------

                      TOBACCO--2.9%
               32,200 Philip Morris Cos., Inc........... $ 1,406,496
                                                         -----------
                      Total Common Stocks
                       (Identified Cost $56,239,363)....  46,550,223
                                                         -----------

           SHORT TERM INVESTMENTS--4.5%
              FACE
             AMOUNT
           ----------------------------------------------------------

                      COMMERCIAL PAPER--4.5%
           $2,153,000 UBS Finance, Inc. 1.920%, 07/01/02   2,153,000
                                                         -----------
                      Total Short Term Investments
                       (Identified Cost $2,153,000).....   2,153,000
                                                         -----------
                      Total Investments--100.5%
                       (Identified Cost $58,392,363) (a)  48,703,223
                      Other assets less liabilities.....    (223,846)
                                                         -----------
                      TOTAL NET ASSETS--100%............ $48,479,377
                                                         ===========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $58,392,363 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  1,377,033
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (11,066,173)
                                                               ------------
   Net unrealized depreciation................................ $ (9,689,140)
                                                               ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002 the market value of securities loaned was $567,766 with collateral backing valued at $586,200.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value.........................          $ 48,703,223
       Cash.........................................                   604
       Receivable for:
        Securities sold.............................                 8,996
        Fund shares sold............................               221,922
        Dividends and interest......................                49,063
        Collateral for securities loaned............               586,200
                                                              ------------
         Total Assets...............................            49,570,008
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $ 30,712
        Securities purchased........................  389,775
        Return of collateral for securities loaned..  586,200
       Accrued expenses:
        Management fees.............................   26,005
        Other expenses..............................   57,939
                                                     --------
         Total Liabilities..........................             1,090,631
                                                              ------------
     NET ASSETS.....................................          $ 48,479,377
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $ 86,820,761
        Undistributed net investment income (loss)..               (29,106)
        Accumulated net realized gains (losses).....           (28,623,138)
        Unrealized appreciation (depreciation) on
         investments................................            (9,689,140)
                                                              ------------
     NET ASSETS.....................................          $ 48,479,377
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($45,853,825 divided by 11,526,089 shares
      of beneficial interest).......................          $       3.98
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($902 divided by 228 shares of beneficial
      interest).....................................          $       3.96
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($2,624,650 divided by 661,059 shares of
      beneficial interest)..........................          $       3.97
                                                              ============
     Identified cost of investments.................          $ 58,392,363
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME
      Dividends..................................           $    212,710 (a)
      Interest...................................                 26,106 (b)
                                                            ------------
                                                                 238,816
    EXPENSES
      Management fees............................ $213,279
      Service and distribution fees--Class E.....    1,323
      Directors fees and expenses................    5,678
      Custodian..................................   29,388
      Audit and tax services.....................    9,163
      Legal......................................      162
      Printing...................................   32,126
      Insurance..................................      282
      Miscellaneous..............................    1,714
                                                  --------
      Total expenses before reductions...........  293,115
      Expense reductions.........................  (25,193)      267,922
                                                  --------  ------------
    NET INVESTMENT LOSS..........................                (29,106)
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
       Investments--net..........................             (5,124,257)
      Unrealized appreciation (depreciation) on:
       Investments--net..........................             (7,395,418)
                                                            ------------
    Net gain (loss)..............................            (12,519,675)
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS.............................           $(12,548,781)
                                                            ============

(a)Net of foreign taxes of $408.
(b)Income on securities loaned $6,172.

                See accompanying notes to financial statements.

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    (29,106) $   (115,720)
  Net realized gain (loss)..........................................   (5,124,257)  (20,314,890)
  Unrealized appreciation (depreciation)............................   (7,395,418)    4,507,905
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (12,548,781)  (15,922,705)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    5,366,166    34,652,949
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (7,182,615)   18,730,244

NET ASSETS
  Beginning of the period...........................................   55,661,992    36,931,748
                                                                     ------------  ------------
  End of the period................................................. $ 48,479,377  $ 55,661,992
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $    (29,106) $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2002           DECEMBER 31, 2001
                                                               -----------------------  ------------------------
                                                                 SHARES         $         SHARES          $
                                                               ----------  -----------  ----------  ------------
CLASS A
  Sales.......................................................  2,807,320  $12,966,372   8,253,888  $ 47,016,285
  Redemptions................................................. (2,098,647)  (9,632,759) (2,502,439)  (13,378,102)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................    708,673  $ 3,333,613   5,751,449  $ 33,638,183
                                                               ==========  ===========  ==========  ============
CLASS B
  Sales.......................................................        228  $     1,000           0  $          0
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................        228  $     1,000           0  $          0
                                                               ==========  ===========  ==========  ============
CLASS E
  Sales.......................................................    545,833  $ 2,463,926     227,476  $  1,120,891
  Redemptions.................................................    (90,240)    (432,373)    (22,010)     (106,125)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................    455,593  $ 2,031,553     205,466  $  1,014,766
                                                               ==========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,164,494  $ 5,366,166   5,956,915  $ 34,652,949
                                                               ==========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 PUTNAM LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                CLASS A                     CLASS B
                                                ------------------------------------     --------------
                                                SIX MONTHS       YEAR     MAY 1, 2000(A) MAY 1, 2002(A)
                                                  ENDED         ENDED        THROUGH        THROUGH
                                                 JUNE 30,    DECEMBER 31,  DECEMBER 31,     JUNE 30,
                                                ----------   ------------ -------------- --------------
                                                   2002          2001          2000           2002
                                                ----------   ------------ -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $  5.05       $  7.29       $ 10.00        $  4.39
                                                 -------       -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................     0.00         (0.01)        (0.01)          0.00
  Net realized and unrealized gain (loss) on
   investments.................................    (1.07)        (2.23)        (2.70)         (0.43)
                                                 -------       -------       -------        -------
  Total from investment operations.............    (1.07)        (2.24)        (2.71)         (0.43)
                                                 -------       -------       -------        -------
NET ASSET VALUE, END OF PERIOD.................  $  3.98       $  5.05       $  7.29        $  3.96
                                                 =======       =======       =======        =======
TOTAL RETURN (%)...............................    (21.2)(b)     (30.8)        (27.1)(b)       (9.8)(b)
Ratio of operating expenses to average net
 assets (%)....................................     1.00 (c)      1.00         1.00 (c)        1.25 (c)
Ratio of net investment income to average net
 assets (%)....................................    (0.11)(c)     (0.25)        (0.23)(c)      (0.64)(c)
Portfolio turnover rate (%)....................       47 (c)        77            70 (c)        47  (c)
Net assets, end of period (000)................  $45,854       $54,626       $36,932        $   0.9
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%).........     1.09 (c)      1.12        1.39  (c)      1.34  (c)

                                                          CLASS E
                                                -----------------------
                                                SIX MONTHS   MAY 1, 2001(A)
                                                  ENDED         THROUGH
                                                 JUNE 30,     DECEMBER 31,
                                                ----------   --------------
                                                   2002           2001
                                                ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $  5.04        $  6.14
                                                 -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................     0.00          (0.01)
  Net realized and unrealized gain (loss) on
   investments.................................    (1.07)         (1.09)
                                                 -------        -------
  Total from investment operations.............    (1.07)         (1.10)
                                                 -------        -------
NET ASSET VALUE, END OF PERIOD.................  $  3.97        $  5.04
                                                 =======        =======
TOTAL RETURN (%)...............................    (21.2)(b)      (17.9)(b)
Ratio of operating expenses to average net
 assets (%)....................................     1.15 (c)       1.15 (c)
Ratio of net investment income to average net
 assets (%)....................................    (0.18)(c)      (0.35)(c)
Portfolio turnover rate (%)....................       47 (c)         77 (c)
Net assets, end of period (000)................  $ 2,625        $ 1,036
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%).........   1.24  (c)      1.27  (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL AND
 INCOME.

 INCEPTION
 DATE  6/24/83

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $1.9 BILLION

    PORTFOLIO
     MANAGER
 JOHN T. WILSON
       CFA


PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the State Street Research Investment Trust Portfolio returned -17.1%. The Portfolio underperformed the Standard & Poor's 500 Composite Stock Index/3/, which returned -13.2%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Large Cap Core Funds/15/, was -13.8% for the six-month period. The Portfolio's performance can be attributed primarily to a weak stock market, which was particularly hard on the type of large-company growth stocks in which the portfolio invests, and company-specific issues in the telecommunications sector.

PORTFOLIO ACTIVITY
A steady recovery by the U.S. economy was largely ignored by investors, who were inundated by negative news about corporate governance and accounting irregularities. With little evidence that companies are willing to raise their spending on capital equipment, any near-term recovery in the technology and telecommunications sectors remains on hold. Our investments in both the technology and telecommunications sectors were a significant detractor to performance. The Portfolio was overweighted in semiconductors based on an expectation for a pick up in demand, which so far has not yet materialized. The majority of the underperformance relative to the S&P 500 Index occurred early in 2002 and was related to stock specific issues. Several telecommunications positions were sold in the first quarter.

These losses were in part offset by positive performance from our investments in selected energy stocks, such as Ocean Energy, a leading independent exploration and production company; producer durables; and consumer- related stocks such as McDonald's and Kraft. During the period, we also added to investments in Kohl's and Nike, both consumer companies where our confidence in their ability to deliver on earnings expectations is high. We have also added to positions in the healthcare sector where prices seemed attractive, such as Amgen and Wyeth.

PORTFOLIO OUTLOOK
We believe that the economy is likely to continue to grow at a modest pace in the second half of the year. However, as in the past six months, we expect issues surrounding corporate governance to continue to cloud the stock market with uncertainty. And while we believe that these issues are largely confined to a small number of firms, it is apparent that investor trust has been damaged and it will take both time and positive action to repair and rebuild confidence. Valuations in the marketplace are dramatically improved relative to several years ago, which is a long-term positive.

After six quarters of down profits, investors can now anticipate a rebound in profits. However, in light of the current environment, we believe that investors will need to be more convinced that a recovery in corporate profits will indeed materialize before they are willing to support higher stock prices. As a result, we continue to seek out companies with clear and sustainable business models and companies that are expected to benefit from an improving economy and profit picture.

We are also maintaining a barbell strategy in the portfolio, by focusing on both cyclical growth stocks, which are more defensive, and longer-term growth stories, where we believe future business prospects are strong despite near-term setbacks. We remain overweighted in consumer discretionary stocks, with an emphasis on retail and media. And we remain underweighted in technology, with the exception of semiconductors, where we believe our investments will be rewarded when corporate capital spending moves higher.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                              % OF TOTAL
                        SECURITY              NET ASSETS
                        --------------------------------
                        MICROSOFT CORP.......    3.7%
                        GENERAL ELECTRIC CO..    3.2
                        PHARMACIA CORP.......    3.2
                        ACE, LTD.............    3.0
                        CITIGROUP, INC.......    2.8
                        PFIZER, INC..........    2.7
                        WELLS FARGO & CO.....    2.6
                        EXXONMOBIL CORP......    2.6
                        HOME DEPOT, INC......    2.5
                        WAL-MART STORES, INC.    2.4

       A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX SINCE 6/30/92

                                    [CHART]

             State Street Research
               Investment Trust           S&P 500
                  Portfolio                Index
             ---------------------        --------
6/92               $10,000               $10,000
6/93                12,098                11,361
6/94                12,478                11,520
6/95                14,962                14,518
6/96                18,596                18,290
6/97                24,455                24,634
6/98                31,479                32,060
6/99                37,385                39,357
6/00                41,815                42,213
6/01                33,668                35,956
6/02                25,862                29,493
--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                          SSR INVESTMENT TRUST PORTFOLIO
                          CLASS A    CLASS B   CLASS E   S&P 500 INDEX
                 6 Months  -17.1%     -17.1%    -17.1%       -13.2%
                 1 Year    -23.2      -23.3     -23.3        -18.0
                 3 Years   -11.6         --        --        - 9.2
                 5 Years     1.1         --        --          3.7
                 10 Years   10.0         --        --         11.4

--------------------------------------------------------------------------------
 The average annual return of the Class B and Class E shares from their May 1, 2001 inception date through the end of the period was -23.4% and -23.3%, respectfully.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--93.9% OF TOTAL NET ASSETS


                                                                 VALUE
      SHARES                                                   (NOTE 1A)
     ----------------------------------------------------------------------

               AEROSPACE & DEFENSE--2.3%
       179,900 Lockheed Martin Corp......................... $   12,503,050
       477,600 United Technologies Corp.....................     32,429,040
                                                             --------------
                                                                 44,932,090
                                                             --------------

               APPAREL & TEXTILES--1.7%
       317,300 Jones Apparel Group, Inc. (b)................     11,898,750
       390,400 NIKE, Inc. (Class B).........................     20,944,960
                                                             --------------
                                                                 32,843,710
                                                             --------------

               AUTO PARTS--1.2%
     1,805,100 Delphi Automotive Systems Corp...............     23,827,320
                                                             --------------

               BANKS--8.7%
       919,800 Bank One Corp................................     35,393,904
       407,000 Bank of America Corp.........................     28,636,520
       187,700 Bank of New York Co., Inc....................      6,334,875
     1,397,664 Citigroup, Inc...............................     54,159,480
       435,800 U.S. Bancorp.................................     10,175,930
       700,800 Wells Fargo & Co.............................     35,082,048
                                                             --------------
                                                                169,782,757
                                                             --------------

               BROADCASTING--2.0%
     1,628,800 USA Networks, Inc. (b) (c)...................     38,195,360
                                                             --------------

               BUSINESS SERVICES--2.7%
     1,839,000 Cendant Corp. (b)............................     29,203,320
       926,300 Waste Management, Inc........................     24,130,115
                                                             --------------
                                                                 53,333,435
                                                             --------------

               CHEMICALS--2.0%
       241,400 Air Products & Chemicals, Inc................     12,183,458
       226,400 E. I. du Pont de Nemours.....................     10,052,160
       293,200 Praxair, Inc.................................     16,703,604
                                                             --------------
                                                                 38,939,222
                                                             --------------

               COMMUNICATION SERVICES--4.5%
       960,300 AOL Time Warner, Inc.........................     14,126,013
       817,100 SBC Communications, Inc......................     24,921,550
       313,100 The News Corp., Ltd. (ADR) (c)...............      7,179,383
       940,162 Viacom, Inc. (Class B) (b)...................     41,714,988
                                                             --------------
                                                                 87,941,934
                                                             --------------

               COMMUNICATIONS--1.4%
     1,917,000 Cisco Systems, Inc. (b)......................     26,742,150
                                                             --------------

               COMPUTERS & BUSINESS EQUIPMENT--7.0%
       730,300 Dell Computer Corp. (b)......................     19,090,042
       857,000 First Data Corp..............................     31,880,400
     1,011,304 Hewlett-Packard Co...........................     15,452,725
       282,300 International Business Machines Corp.........     20,325,600
       505,000 Micron Technology, Inc.......................     10,211,100
       354,900 QLogic Corp. (c).............................     13,521,690

                                                                 VALUE
      SHARES                                                   (NOTE 1A)
     ----------------------------------------------------------------------

               COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
     1,063,600 Sun Microsystems, Inc........................ $    5,328,636
       888,800 Texas Instruments, Inc.......................     21,064,560
                                                             --------------
                                                                136,874,753
                                                             --------------

               CONGLOMERATES--3.2%
     2,144,200 General Electric Co..........................     62,289,010
                                                             --------------

               DOMESTIC OIL--6.8%
       231,600 Anadarko Petroleum Corp......................     11,417,880
       270,800 Burlington Resources, Inc....................     10,290,400
     1,224,300 ExxonMobil Corp..............................     50,098,356
     1,547,300 Ocean Energy, Inc. (b).......................     33,529,991
       474,600 Royal Dutch Petroleum Co.....................     26,231,142
                                                             --------------
                                                                131,567,769
                                                             --------------

               DRUGS & HEALTH CARE--9.1%
       741,500 Amgen, Inc. (b)..............................     31,054,020
       104,600 Andrx Corp. (b)..............................      2,821,062
       191,100 Baxter International, Inc....................      8,494,395
       197,300 Biogen, Inc..................................      8,174,139
       766,500 Caremark Rx, Inc. (b) (c)....................     12,647,250
     1,500,625 Pfizer, Inc..................................     52,521,875
     1,641,200 Pharmacia Corp...............................     61,462,940
                                                             --------------
                                                                177,175,681
                                                             --------------

               ELECTRONICS--2.2%
     2,314,700 Intel Corp...................................     42,289,569
                                                             --------------

               FEDERAL AGENCIES--1.1%
       290,300 Federal National Mortgage Association........     21,409,625
                                                             --------------

               FINANCIAL SERVICES--1.8%
       444,900 American Express Co..........................     16,158,768
       293,400 Capital One Financial Corp...................     17,912,070
                                                             --------------
                                                                 34,070,838
                                                             --------------

               FOOD & BEVERAGE--3.7%
       191,300 Coca-Cola Co.................................     10,712,800
       544,100 Kraft Foods, Inc.............................     22,280,895
       819,800 PepsiCo, Inc.................................     39,514,360
                                                             --------------
                                                                 72,508,055
                                                             --------------

               GAS & OIL EXPLORATION--0.7%
       370,000 Noble Corp...................................     14,282,000
                                                             --------------

               HEALTH CARE--PRODUCTS--3.5%
       348,400 Johnson & Johnson............................     18,207,384
       348,300 Procter & Gamble Co..........................     31,103,190
       371,500 Wyeth........................................     19,020,800
                                                             --------------
                                                                 68,331,374
                                                             --------------

               HOTELS & RESTAURANTS--2.3%
     1,556,400 McDonald's Corp..............................     44,279,580
                                                             --------------

                See accompanying notes to financial statements.

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--5.7%


                                                           VALUE
            SHARES                                       (NOTE 1A)
           ----------------------------------------------------------

                     INSURANCE--5.0%
           1,855,615 ACE, Ltd......................... $   58,637,434
             305,400 MGIC Investment Corp.............     20,706,120
             482,700 The St. Paul Cos., Inc...........     18,786,684
                                                       --------------
                                                           98,130,238
                                                       --------------

                     INVESTMENT BROKERAGE--2.5%
             779,150 J.P. Morgan Chase & Co...........     26,428,768
             512,400 Morgan Stanley Dean Witter & Co..     22,074,192
                                                       --------------
                                                           48,502,960
                                                       --------------

                     PAPER & FOREST--2.4%
             943,800 International Paper Co...........     41,130,804
              90,800 Weyerhaeuser Co..................      5,797,580
                                                       --------------
                                                           46,928,384
                                                       --------------

                     RAILROADS & EQUIPMENT--1.0%
             536,900 CSX Corp.........................     18,818,345
                                                       --------------

                     RETAIL--9.1%
             789,900 CVS Corp.........................     24,170,940
           1,305,400 Home Depot, Inc..................     47,947,342
             254,800  Kohl's Corp.....................     17,856,384
           1,075,500 Target Corp......................     40,976,550
             849,600 Wal-Mart Stores, Inc.............     46,736,496
                                                       --------------
                                                          177,687,712
                                                       --------------

                     SOFTWARE--3.9%
           1,302,800 Microsoft Corp. (b)..............     71,263,160
             262,900 Siebel Systems, Inc. (b).........      3,738,438
                                                       --------------
                                                           75,001,598
                                                       --------------

                     TECHNOLOGY--1.2%
             684,100 Honeywell International, Inc.....     24,100,843
                                                       --------------

                     TOBACCO--0.9%
             391,000 Philip Morris Cos., Inc..........     17,078,880
                                                       --------------
                     Total Common Stocks
                      (Identified Cost $1,977,367,937)  1,827,865,192
                                                       --------------

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--5.6%
        $ 9,317,000 AIG Funding, Inc. 1.740%, 07/08/02... $    9,313,848
          6,213,000 American Express Credit Corp.
                     1.720%, 7/1/2002....................      6,213,000
         14,405,000 American Express Credit Corp.
                     1.970%, 7/1/2002....................     14,405,000
         15,000,000 Citicorp 1.770%, 07/08/02............     14,994,837
          6,099,000 Coca-Cola Co. 1.740%, 07/18/02.......      6,093,989
         25,000,000 Goldman Sachs Group, L.P.
                     1.800%, 7/2/2002....................     24,998,750
          8,534,000 Goldman Sachs Group, L.P.
                     1.770%, 8/14/2002...................      8,515,538
          7,000,000 Morgan Stanley Dean Witter & Co.
                     1.790%, 7/8/2002....................      6,997,564
            846,000 Pitney Bowes, Inc. 1.730%, 07/01/02..        846,000
         15,804,000 Wells Fargo & Co. 1.740%, 07/18/02...     15,791,014
                                                          --------------
                                                             108,169,540

                    DISCOUNT NOTES--0.1%
          2,820,000 Federal Home Loan Bank
                     1.870%, 07/01/02....................      2,820,000
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $110,989,540)......    110,989,540
                                                          --------------
                    Total Investments--99.6%
                     (Identified Cost $2,088,357,477) (a)  1,938,854,732
                    Other assets less liabilities........      7,431,524
                                                          --------------
                    TOTAL NET ASSETS--100%............... $1,946,286,256
                                                          ==============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $2,088,357,477 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  84,578,328
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (234,081,073)
                                                              -------------
    Net unrealized depreciation.............................. $(149,502,745)
                                                              =============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $30,697,368 with collateral backing valued at $31,699,606.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value..................             $1,938,854,732
        Cash..................................                    417,925
        Receivable for:
         Securities sold......................                  7,540,785
         Fund shares sold.....................                  3,110,432
         Dividends and interest...............                  1,798,320
         Collateral for securities loaned.....                 31,699,606
                                                           --------------
          Total Assets........................              1,983,421,800
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $   246,860
         Securities purchased.................   4,011,439
         Return of collateral for securities
          loaned..............................  31,699,606
        Accrued expenses:
         Management fees......................     808,127
         Other expenses.......................     369,512
                                               -----------
          Total Liabilities...................                 37,135,544
                                                           --------------
      NET ASSETS..............................             $1,946,286,256
                                                           ==============
        Net assets consist of:
         Capital paid in......................             $2,570,699,282
         Undistributed net investment income..                  7,926,638
         Accumulated net realized gains
          (losses)............................               (482,836,919)
         Unrealized appreciation
          (depreciation)on investments........               (149,502,745)
                                                           --------------
      NET ASSETS..............................             $1,946,286,256
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,937,877,689 divided by
       90,253,788 shares of beneficial
       interest)..............................             $        21.47
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($5,267,240 divided by 247,490
       shares of beneficial interest).........             $        21.28
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($3,141,327 divided by 147,047
       shares of beneficial interest).........             $        21.36
                                                           ==============
      Identified cost of investments..........             $2,088,357,477
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends..................................             $  11,806,177 (a)
    Interest...................................                 1,894,646 (b)
                                                            -------------
                                                               13,700,823
  EXPENSES
    Management fees............................ $5,395,186
    Service and distribution fees--Class B.....      5,284
    Service and distribution fees--Class E.....        831
    Directors fees and expenses................      5,677
    Custodian..................................    180,577
    Audit and tax services.....................      9,163
    Legal......................................      6,555
    Printing...................................    390,433
    Insurance..................................     15,520
    Miscellaneous..............................     17,126
                                                ----------
    Total expenses before reductions...........  6,026,352
    Expense reductions.........................   (301,557)     5,724,795
                                                ----------  -------------
  NET INVESTMENT INCOME........................                 7,976,028
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
     Investments--net..........................              (217,011,420)
    Unrealized appreciation (depreciation) on:
     Investments--net..........................              (200,244,713)
                                                            -------------
  NET GAIN (LOSS)..............................              (417,256,133)
                                                            -------------
  NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.............................             $(409,280,105)
                                                            =============

(a)Net of foreign taxes of $62,896
(b)Income on securities loaned $55,506

                See accompanying notes to financial statements.

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    7,976,028  $   15,804,528
  Net realized gain (loss)..........................................   (217,011,420)   (251,930,862)
  Unrealized appreciation (depreciation)............................   (200,244,713)   (313,784,015)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (409,280,105)   (549,910,349)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (11,291,858)    (21,911,871)
    Class B.........................................................        (22,397)              0
    Class E.........................................................         (7,091)              0
                                                                     --------------  --------------
                                                                        (11,321,346)    (21,911,871)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................              0    (367,325,777)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (11,321,346)   (389,237,648)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (93,311,412)    120,383,739
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (513,912,863)   (818,764,258)

NET ASSETS
  Beginning of the period...........................................  2,460,199,119   3,278,963,377
                                                                     --------------  --------------
  End of the period................................................. $1,946,286,256  $2,460,199,119
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    7,926,638  $   11,271,956
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2002             DECEMBER 31, 2001
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  1,092,233  $  26,377,778    2,310,323  $  63,987,682
  Reinvestments...............................................    459,579     11,291,858   13,763,708    389,237,648
  Redemptions................................................. (5,784,042)  (137,715,840) (11,827,845)  (335,679,032)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (4,232,230) $(100,046,204)   4,246,186  $ 117,546,298
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................    158,831  $   3,815,040      127,824  $   3,253,084
  Reinvestments...............................................        919         22,397            0              0
  Redemptions.................................................    (22,693)      (546,549)     (17,391)      (426,821)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    137,057  $   3,290,888      110,433  $   2,826,263
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................    179,401  $   4,228,013          435  $      11,265
  Reinvestments...............................................        290          7,091            0              0
  Redemptions.................................................    (33,076)      (791,200)          (4)           (87)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    146,615  $   3,443,904          431  $      11,178
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (3,948,558) $ (93,311,412)   4,357,050  $ 120,383,739
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                                  CLASS A
                                                                 --------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED                        YEAR ENDED DECEMBER 31,
                                                                    JUNE 30,    -----------------------------------------------
                                                                      2002         2001        2000        1999        1998
                                                                 ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $    26.01     $    36.34  $    39.14  $    37.10  $    31.92
                                                                 ----------     ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.09           0.18        0.19        0.23        0.36
  Net realized and unrealized gain (loss) on investments........      (4.51)         (6.00)      (2.55)       6.38        8.52
                                                                 ----------     ----------  ----------  ----------  ----------
  Total from investment operations..............................      (4.42)         (5.82)      (2.36)       6.61        8.88
                                                                 ----------     ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................      (0.12)         (0.25)       0.00       (0.24)      (0.36)
  Distributions from net realized capital gains.................       0.00          (4.26)      (0.44)      (4.33)      (3.34)
                                                                 ----------     ----------  ----------  ----------  ----------
  Total distributions...........................................      (0.12)         (4.51)      (0.44)      (4.57)      (3.70)
                                                                 ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................. $    21.47     $    26.01  $    36.34  $    39.14  $    37.10
                                                                 ==========     ==========  ==========  ==========  ==========
TOTAL RETURN (%)................................................      (17.1)(b)      (17.0)       (6.2)       18.5        28.2
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.54 (c)       0.53        0.50        0.49        0.53
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.51 (c)       0.50        0.49          --          --
Ratio of net investment income to average net assets (%)........       0.71 (c)       0.58        0.48        0.59        1.04
Portfolio turnover rate (%).....................................         72 (c)        101          86          83          74
Net assets, end of period (000)................................. $1,937,878     $2,457,339  $3,278,964  $3,623,316  $3,112,081





                                                                    1997
                                                                 ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $    30.51
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.44
  Net realized and unrealized gain (loss) on investments........       7.72
                                                                 ----------
  Total from investment operations..............................       8.16
                                                                 ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................      (0.44)
  Distributions from net realized capital gains.................      (6.31)
                                                                 ----------
  Total distributions...........................................      (6.75)
                                                                 ----------
NET ASSET VALUE, END OF PERIOD.................................. $    31.92
                                                                 ==========
TOTAL RETURN (%)................................................       28.4
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.43
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................         --
Ratio of net investment income to average net assets (%)........       1.37
Portfolio turnover rate (%).....................................         83
Net assets, end of period (000)................................. $2,349,062

                                                                  CLASS B                     CLASS E
                                                        -----------------------     -----------------------
                                                        SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                          ENDED         THROUGH       ENDED         THROUGH
                                                         JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,
                                                           2002           2001         2002           2001
                                                        ----------   -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $25.80         $29.14       $25.89         $29.23
                                                          ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.................................     0.06           0.02         0.09           0.01
 Net realized and unrealized gain (loss) on investments    (4.46)         (3.36)       (4.50)         (3.35)
                                                          ------         ------       ------         ------
 Total from investment operations......................    (4.40)         (3.34)       (4.41)         (3.34)
                                                          ------         ------       ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income..............    (0.12)          0.00        (0.12)          0.00
                                                          ------         ------       ------         ------
 Total distributions...................................    (0.12)          0.00        (0.12)          0.00
                                                          ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD.........................   $21.28         $25.80       $21.36         $25.89
                                                          ======         ======       ======         ======
TOTAL RETURN (%).......................................    (17.1)(b)      (11.5)(b)    (17.1)(b)      (11.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................     0.79 (c)       0.78 (c)     0.69 (c)       0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)......................     0.76 (c)       0.75 (c)     0.66 (c)       0.65 (c)
Ratio of net investment income to average net assets
 (%)...................................................     0.52 (c)       0.45 (c)     0.82 (c)       0.43 (c)
Portfolio turnover rate (%)............................       72 (c)        101 (c)       72 (c)        101 (c)
Net assets, end of period (000)........................   $5,267         $2,849       $3,141         $   11

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $5.5 MILLION

    PORTFOLIO
     MANAGER
   PETER ZUGER
       CFA

PERFORMANCE AT-A-GLANCE
The Class A shares of the State Street Research Large Cap Value Portfolio returned -7.7% from its inception on May 1, 2002 through June 30, 2002. It outperformed the Standard & Poor's 500 Composite Stock Index/3/, which returned -7.8%, but underperformed the Russell 1000 Value Index/4/, which returned -5.3% over the same time period. The Lipper Large Cap Value Fund Index/15/ returned -6.8% for the two-month period. The Portfolio's performance can be attributed to greater exposure to more volatile value stocks, which came down more sharply during the period.

PORTFOLIO ACTIVITY
Performance was hurt by our investments in technology, media and entertainment, and industrial/cyclical businesses such as auto parts, chemicals, papers and manufacturing enterprises, which represented the best values relative to our estimate of their business prospects. These segments of the value universe lost out to more defensive industries during the period as investors expressed fears about the sustainability of the economic recovery and the potential for additional cases of corporate governance or accounting irregularities to surface. Our investments in AMR Corp, General Motors Class H and Tyco International were especially weak performers. AMR Corp, the parent of American Airlines, was hurt by the downturn in the travel industry after September 11. General Motors Class H owns Direct TV, which was brought down in the general decline of media and entertainment stocks. Tyco has suffered from a range of concerns, from corporate governance issues to its heavy burden of debt.

Returns were helped by investments in consumer staples, energy, materials and processing and producer durables sectors. In energy, the portfolio benefited because we avoided the scandals that brought down pipeline and energy trading companies. An underweight in utilities was also a plus as the telecommunications utilities sector was among the markets' worst performers. Our investments in Kraft Foods, McDonald's, and U.S. Bancorp were all positive performers.

PORTFOLIO OUTLOOK
Within the large cap value universe, we have sought to identify recovery candidates. Unfortunately, our purchases have in many cases proven premature as the market decline intensified near the end of the six-month period. Some of our purchases were based on faulty analysis. As value managers, we believe it is important to stay the course in businesses that we believe are essentially sound despite controversy and to cut our losses where our fundamental analysis has proven to be incorrect. We believe that the successful application of this strategy will reward our shareholders.

With those thoughts in mind, the Portfolio continues to reflect a cyclical tilt on the expectation that the economy will continue to recover and the segments we have emphasized will benefit. We remain overweighted in consumer-related stocks, where we added an investment in the name-brand retailer, The Gap; in auto and transportation and in technology, where we added Flextronics, a semiconductor stock that detracted from performance during the period but which we believe should have significant potential in an improving global business environment. We have also focused on stocks related to industrial America, such as those in the producer durables, materials and processing and other multi-industry groups.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              CITIGROUP, INC..........................    3.1%
              AMERICAN INTERNATIONAL GROUP, INC.......    2.6
              J.P. MORGAN CHASE & CO..................    2.5
              INTERNATIONAL PAPER CO..................    2.5
              U.S. BANCORP............................    2.4
              PHARMACIA CORP..........................    2.4
              BURLINGTON NORTHERN SANTA FE CORP.......    2.4
              MCDONALD'S CORP.........................    2.4
              CENDANT CORP............................    2.3
              KIMBERLY-CLARK CORP.....................    2.3





                See footnotes to Portfolio Manager Commentary.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--100.6% OF TOTAL NET ASSETS


                                                           VALUE
             SHARES                                      (NOTE 1A)
             ------------------------------------------------------

                    AEROSPACE & DEFENSE--3.2%
              2,300 The Boeing Co....................... $  103,500
              1,100 United Technologies Corp............     74,690
                                                         ----------
                                                            178,190
                                                         ----------

                    AIR TRAVEL--1.8%
              5,970 AMR Corp. (b).......................    100,654
                                                         ----------

                    AUTO PARTS--1.9%
              7,880 Delphi Automotive Systems Corp......    104,016
                                                         ----------

                    BANKS--10.6%
              1,530 Bank of America Corp................    107,651
              2,840 Bank of New York Co., Inc...........     95,850
              3,720 FleetBoston Financial Corp..........    120,342
              5,810 U.S. Bancorp........................    135,663
              2,530 Wells Fargo & Co....................    126,652
                                                         ----------
                                                            586,158
                                                         ----------

                    BUSINESS SERVICES--4.6%
              8,100 Cendant Corp. (b)...................    128,628
              4,820 Waste Management, Inc...............    125,561
                                                         ----------
                                                            254,189
                                                         ----------

                    CHEMICALS--1.8%
              2,410 Rohm & Haas Co......................     97,581
                                                         ----------

                    COMMUNICATION SERVICES--10.5%
              5,920 AOL Time Warner, Inc................     87,083
              4,060 BellSouth Corp......................    127,890
              8,650 General Motors Corp.................     89,960
             10,840 Liberty Media Corp..................    108,400
              3,720 SBC Communications, Inc.............    113,460
              2,410 The News Corp., Ltd. (ADR)..........     55,261
                                                         ----------
                                                            582,054
                                                         ----------

                    COMPUTERS & BUSINESS EQUIPMENT--7.4%
              7,953 Hewlett-Packard Co..................    121,522
              5,140 Intel Corp..........................     93,908
              8,550 Motorola, Inc.......................    123,291
             13,900 Sun Microsystems, Inc...............     69,639
                                                         ----------
                                                            408,360
                                                         ----------

                    CONGLOMERATES--1.8%
              7,490 Tyco International, Ltd.............    101,190
                                                         ----------

                    DOMESTIC OIL--10.3%
              1,970 Anadarko Petroleum Corp.............     97,121
              2,530 BP Amoco, Plc. (ADR)................    127,740
              1,200 ChevronTexaco Corp..................    106,200
              3,070 ExxonMobil Corp.....................    125,624
              3,170 Unocal Corp.........................    117,100
                                                         ----------
                                                            573,785
                                                         ----------

                                                            VALUE
           SHARES                                         (NOTE 1A)
           ---------------------------------------------------------

                  DRUGS & HEALTH CARE--6.5%
           4,140  Bristol-Myers Squibb Co................ $  106,398
           3,620  Pharmacia Corp.........................    135,569
           4,930  Schering-Plough Corp...................    121,278
                                                          ----------
                                                             363,245
                                                          ----------

                  ELECTRIC UTILITIES--0.5%
             540  Exelon Corp............................     28,242
                                                          ----------

                  ELECTRONICS--1.1%
           8,720  Flextronics International, Ltd. (b)....     62,174
                                                          ----------

                  FINANCIAL SERVICES--5.2%
           4,490  Citigroup, Inc.........................    173,987
           3,400  MBNA Corp..............................    112,438
                                                          ----------
                                                             286,425
                                                          ----------

                  FOOD & BEVERAGE--1.7%
           2,320  Kraft Foods, Inc.......................     95,004
                                                          ----------

                  HEALTH CARE--PRODUCTS--2.3%
           2,070  Kimberly-Clark Corp....................    128,340
                                                          ----------

                  HOTELS & RESTAURANTS--2.4%
           4,600  McDonald's Corp........................    130,870
                                                          ----------

                  INSURANCE--7.3%
           2,080  American International Group, Inc......    141,918
           1,310  Hartford Financial Services Group, Inc.     77,906
             770  Marsh & McLennan Cos., Inc.............     74,382
           1,310  Xl Capital, Ltd........................    110,957
                                                          ----------
                                                             405,163
                                                          ----------

                  INVESTMENT BROKERAGE--4.7%
           4,160  J.P. Morgan Chase & Co.................    141,107
           2,850  Morgan Stanley Dean Witter & Co........    122,778
                                                          ----------
                                                             263,885
                                                          ----------

                  MINING--2.2%
           3,680  Alcoa, Inc.............................    121,992
                                                          ----------

                  PAPER & FOREST--2.5%
           3,170  International Paper Co.................    138,149
                                                          ----------

                  RAILROADS & EQUIPMENT--2.4%
           4,390  Burlington Northern Santa Fe Corp......    131,700
                                                          ----------

                  RETAIL--5.8%
           3,820  CVS Corp...............................    116,892
           2,200  Federated Department Stores, Inc.......     87,340
           8,110  The Gap, Inc...........................    115,162
                                                          ----------
                                                             319,394
                                                          ----------

                See accompanying notes to financial statements.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                          VALUE
              SHARES                                    (NOTE 1A)
              ----------------------------------------------------

                     TECHNOLOGY--2.1%
              3,270  Honeywell International, Inc..... $  115,202
                                                       ----------
                     Total Common Stocks
                      (Identified Cost $6,073,396)....  5,575,962
                                                       ----------
                     Total Investments--100.6%
                      (Identified Cost $6,073,396) (a)  5,575,962
                     Other assets less liabilities....    (30,556)
                                                       ----------

                     TOTAL NET ASSETS--100%........... $5,545,406
                                                       ==========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $6,073,396 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.............. $  23,078
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (520,512)
                                                                  ---------
   Net unrealized depreciation................................... $(497,434)
                                                                  =========

(b)Non-Income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value........................          $5,575,962
        Cash........................................             202,195
        Receivable for:
         Securities sold............................              26,964
         Fund shares sold...........................               8,185
         Dividends and interest.....................               5,617
         Due from Investment Adviser................              15,946
                                                              ----------
          Total Assets..............................           5,834,869
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $174,722
         Securities purchased.......................   92,846
        Accrued expenses :
         Management fees............................    2,108
         Other expenses.............................   19,787
                                                     --------
          Total Liabilities.........................             289,463
                                                              ----------
      NET ASSETS....................................          $5,545,406
                                                              ==========
        Net assets consist of:
         Capital paid in............................          $6,041,465
         Net investment income (loss)...............               7,206
         Accumulated net realized gains (losses)....              (5,831)
         Unrealized appreciation (depreciation) on
          investments...............................            (497,434)
                                                              ----------
      NET ASSETS....................................          $5,545,406
                                                              ==========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($4,686,780 divided by 507,939 shares of
       beneficial interest).........................          $     9.23
                                                              ==========
      CLASS E
      Net asset value and redemption price per share
       ($858,626 divided by 93,063 shares of
       beneficial interest).........................          $     9.23
                                                              ==========
      Identified cost of investments................          $6,073,396
                                                              ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends..................................           $  13,438 (b)
       Interest...................................               1,750
                                                             ---------
                                                                15,188
     EXPENSES
       Management fees............................ $  6,440
       Service and distribution fees--Class E.....      162
       Directors fees and expenses................    1,331
       Custodian..................................   12,662
       Audit and tax services.....................    4,300
       Legal......................................       10
       Printing...................................    1,239
       Miscellaneous..............................       84
                                                   --------
       Total expenses before reimbursement........   26,228
       Expense reimbursement......................  (18,246)     7,982
                                                   --------  ---------
     NET INVESTMENT INCOME........................               7,206
                                                             ---------
     REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
        Investments--net..........................              (5,831)
       Unrealized appreciation (depreciation) on:
        Investments--net..........................            (497,434)
                                                             ---------
     Net gain (loss)..............................            (503,265)
                                                             ---------
     NET INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS..................................           $(496,059)
                                                             =========

(a)Commencement of operations.
(b)Net of foreign taxes of $ 81

                See accompanying notes to financial statements.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                     MAY 1, 2002 (A)
                                                                         THROUGH
                                                                      JUNE 30, 2002
                                                                     ---------------
FROM OPERATIONS
  Net investment income.............................................   $    7,206
  Net realized gain (loss)..........................................       (5,831)
  Unrealized appreciation (depreciation)............................     (497,434)
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     (496,059)
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    6,041,465
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    5,545,406
NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $5,545,406
                                                                       ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................   $    7,206
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   MAY 1, 2002(A)
                                                                      THROUGH
                                                                   JUNE 30, 2002
                                                               ---------------------
                                                                SHARES        $
                                                               --------  -----------
CLASS A
  Sales.......................................................  507,943  $ 5,078,017
  Reinvestments...............................................        0            0
  Redemptions.................................................       (4)         (38)
                                                               --------  -----------
  Net increase (decrease).....................................  507,939  $ 5,077,979
                                                               ========  ===========
CLASS E
  Sales.......................................................  262,458  $ 2,633,840
  Reinvestments...............................................        0            0
  Redemptions................................................. (169,395)  (1,670,354)
                                                               --------  -----------
  Net increase (decrease).....................................   93,063  $   963,486
                                                               ========  ===========
  Increase (decrease) derived from capital share transactions.  601,002  $ 6,041,465
                                                               ========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                CLASS A        CLASS E
                                                             -------------- --------------
                                                             MAY 1, 2002(A) MAY 1, 2002(A)
                                                                THROUGH        THROUGH
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2002
                                                             -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.00         $10.00
                                                                 ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................       0.01           0.00
 Net realized and unrealized gain (loss) on investments.....      (0.78)         (0.77)
                                                                 ------         ------
 Total from investment operations...........................      (0.77)         (0.77)
                                                                 ------         ------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.23         $ 9.23
                                                                 ======         ======
TOTAL RETURN (%)............................................       (7.7)(b)       (7.8)(b)
Ratio of operating expenses to average net assets (%).......       2.83 (c)       2.98 (c)
Ratio of net investment income to average net assets (%)....       0.84 (c)       0.32 (c)
Portfolio turnover rate (%).................................        164 (c)        164 (c)
Net assets, end of period (000).............................     $4,687         $  859
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................       2.83 (c)       2.98 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH, AND
 SECONDARILY,
 DIVIDEND INCOME.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
 $147.6 MILLION

    PORTFOLIO
     MANAGER
  ROBERT SMITH

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -16.3%, compared to its benchmark return of -10.9%, which is comprised of 80% of the Standard & Poor's 500 Index/3 /(S&P
500) and 20% of the Morgan Stanley Capital International (MSCI) EAFE(R) Index/6/. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Large Cap Growth Funds/15/, was -18.9% for the same period. Equities in general were down for the first six months of 2002 and growth style stocks were down more than value style stocks. Concerns of the growing accounting scandal, worries about the Middle East, and doubts about the strength of the economic recovery and corporate earnings were the main factors driving stocks lower.

PORTFOLIO ACTIVITY
The Portfolio's performance is primarily driven by our disciplined bottom-up stock selection process, which targets growth stocks with the ability to sustain earnings momentum even during times of slow economic growth. In light of the market's malaise, we buttressed the portfolio for a less robust economy, and selectively added to holdings that could benefit from consumer spending, such as retailers Target and Home Depot. These are companies that we believe offer solid long-term growth potential.

We remain bullish on health care services stocks UnitedHealth Group and Wellpoint Health Networks, a pair of strong contributors year-to-date. Overall, the health care sector produced mixed results because large-cap pharmaceuticals Pfizer and Wyeth, and biotech stock MedImmune, suffered severe losses. The technology and telecom sectors were also dismal performers during the six-month period. However, we dodged some of the pain by maintaining underweight allocations, which improved our performance relative to our benchmarks.

PORTFOLIO OUTLOOK
It is fair to say that this has been the gloomiest and most troubling investment environment experienced in many years. Companies were impacted by the ongoing softness in corporate spending and a lack of an economic rebound overseas. Enron, WorldCom, and Xerox, along with the actions of Tyco's ex-CEO, have shown the world a less-than-pure financial system. While dismayed by the movement in many stocks, we understand it will take time to repair the trust that has been lost in recent quarters.

While we are extremely displeased with recent performance, the valuations of most of our holdings have become extremely attractive. In the second quarter, as the market plunged, companies of all qualities began to be priced at about the same low level, and strong historical growth records were generally ignored. Over time, we believe this parity will prove flawed and the truly great companies will again command higher prices. The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith and a more virtuous cycle will begin again.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 CITIGROUP, INC.....................    4.0%
                 UNITEDHEALTH GROUP, INC............    3.5
                 PFIZER, INC........................    3.5
                 FEDERAL HOME LOAN MORTGAGE CORP....    3.3
                 MICROSOFT CORP.....................    2.9
                 FIRST DATA CORP....................    2.7
                 AMERICAN INTERNATIONAL GROUP, INC..    2.2
                 T. ROWE PRICE RESERVE INVESTMENT
                  FUND..............................    2.2
                 GENERAL ELECTRIC CO................    2.1
                 WYETH..............................    2.1

 A $10,000 INVESTMENT COMPARED TO THE 80% S&P 500/20% EAFE INDEX SINCE 11/9/98


                                    [CHART]

        T. Rowe Price      80% S&P500 /
       Large Cap Growth    20% MSCI EAFE
          Portfolio            Index
       -----------------   --------------
11/98      $10,000            $10,000
6/99        11,991             12,349
6/00        14,495             13,495
6/01        12,406             11,257
6/02        10,119              9,426

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                  T.ROWE PRICE            80% S&P 500/
                               LARGE CAP GROWTH PORTFOLIO 20% MSCI EAFE
                               CLASS A      CLASS E           INDEX
               6 Months         -16.3%      -16.3%            -10.9%
               1 Year           -18.4       -18.5             -16.3
               3 Years          - 5.5          --             - 8.6
               Since Inception    0.3       -18.3/(a)/        - 1.6

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--97.7% OF TOTAL NET ASSETS

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 AUTOMOBILES--1.0%
          28,600 Harley Davidson, Inc.................... $  1,466,322
                                                          ------------

                 BANKS--6.6%
          13,200 Bank of New York Co., Inc...............      445,500
         151,215 Citigroup, Inc..........................    5,859,581
          15,500 Fifth Third Bancorp.....................    1,033,075
          40,700 Mellon Financial Corp...................    1,279,201
          10,900 Northern Trust Corp.....................      480,254
          12,700 Wells Fargo & Co........................      635,762
                                                          ------------
                                                             9,733,373
                                                          ------------

                 BROADCASTING--0.6%
           9,200 USA Networks, Inc.......................      215,740
          29,800 USA Networks, Inc. (b)..................      698,810
                                                          ------------
                                                               914,550
                                                          ------------

                 BUSINESS SERVICES--5.1%
          28,000 Apollo Group, Inc.......................    1,103,760
          20,300 Automatic Data Processing, Inc..........      884,065
         103,400 Cendant Corp. (b).......................    1,641,992
          66,200 Concord EFS, Inc. (b)...................    1,995,268
          21,100 Convergys Corp. (b).....................      411,028
          10,500 Fiserv, Inc. (b)........................      385,455
          18,700 United Parcel Service, Inc. (Class B)...    1,154,725
                                                          ------------
                                                             7,576,293
                                                          ------------

                 COMMUNICATION SERVICES--8.0%
         108,400 AOL Time Warner, Inc....................    1,594,564
          64,300 AT&T Corp...............................      688,010
          49,100 Clear Channel Communications, Inc. (b)..    1,572,182
          49,400 Comcast Corp. (b).......................    1,177,696
         145,400 Liberty Media Corp......................    1,454,000
          22,400 Omnicom Group, Inc......................    1,025,920
          35,300 Univision Communications, Inc. (b) (c)..    1,108,420
          65,123 Viacom, Inc. (Class B) (b)..............    2,889,508
          24,700 Vodafone Group, Plc. (c)................      337,155
                                                          ------------
                                                            11,847,455
                                                          ------------

                 COMMUNICATIONS--3.4%
          21,100 Analog Devices, Inc. (b)................      626,670
          12,800 Brocade Communications Systems, Inc. (b)      223,744
         139,300 Cisco Systems, Inc. (b).................    1,943,235
          21,100 Echostar Communications, Inc. (b).......      391,616
          17,700 Nokia Corp. (ADR).......................      256,296
          34,800 Qualcomm, Inc. (b)......................      956,652
          12,500 Schlumberger, Ltd.......................      581,250
                                                          ------------
                                                             4,979,463
                                                          ------------

                 COMPUTERS & BUSINESS EQUIPMENT--4.3%
          40,900 Dell Computer Corp. (b).................    1,069,126
         107,600 First Data Corp.........................    4,002,720
          13,800 Lexmark International, Inc. (b).........      750,720
          19,900 Texas Instruments, Inc..................      471,630
                                                          ------------
                                                             6,294,196
                                                          ------------

                                                              VALUE
          SHARES                                            (NOTE 1A)
         --------------------------------------------------------------

                   CONGLOMERATES--2.8%
           108,000 General Electric Co.................... $  3,137,400
            70,700 Tyco International, Ltd................      955,157
                                                           ------------
                                                              4,092,557
                                                           ------------

                   DOMESTIC OIL--2.6%
            20,600 ChevronTexaco Corp.....................    1,823,100
            47,816 ExxonMobil Corp........................    1,956,631
                                                           ------------
                                                              3,779,731
                                                           ------------

                   DRUGS & HEALTH CARE--14.1%
            12,000 Amgen, Inc. (b)........................      502,560
            34,100 Baxter International, Inc..............    1,515,745
            18,000 Biovail Corp (c).......................      521,280
            19,400 Cardinal Health, Inc...................    1,191,354
            11,500 Eli Lilly & Co.........................      648,600
            36,100 HCA Healthcare Co......................    1,714,750
            36,600 Medimmune, Inc.........................      966,240
           145,650 Pfizer, Inc............................    5,097,750
            32,781 Pharmacia Corp.........................    1,227,648
             6,900 Schering-Plough Corp...................      169,740
            57,200 UnitedHealth Group, Inc................    5,236,660
            25,300 Wellpoint Health Networks, Inc. (b)....    1,968,593
                                                           ------------
                                                             20,760,920
                                                           ------------

                   ELECTRONICS--1.5%
            13,400 Applied Materials, Inc. (b)............      254,868
            51,400 Intel Corp.............................      939,078
            12,100 Maxim Integrated Products, Inc. (b)....      463,793
            18,600 Waters Corp. (b).......................      496,620
                                                           ------------
                                                              2,154,359
                                                           ------------

                   FEDERAL AGENCIES--4.2%
            79,900 Federal Home Loan Mortgage Corp........    4,889,880
            18,400 Federal National Mortgage Association..    1,357,000
                                                           ------------
                                                              6,246,880
                                                           ------------

                   FINANCIAL SERVICES--3.4%
            13,900 Capital One Financial Corp.............      848,595
            19,100 Hartford Financial Services Group, Inc.    1,135,877
             5,600 SLM Corp...............................      542,640
            13,600 State Street Corp......................      607,920
            81,200 U.S. Bancorp...........................    1,896,020
                                                           ------------
                                                              5,031,052
                                                           ------------

                   FOOD & BEVERAGES--2.8%
            19,800 Anheuser Busch Cos., Inc...............      990,000
            26,700 Coca-Cola Co...........................    1,495,200
            13,900 General Mills, Inc.....................      612,712
            21,900 PepsiCo, Inc...........................    1,055,580
                                                           ------------
                                                              4,153,492
                                                           ------------

                   FOREIGN CORPORATE--6.6%
            52,700 Ahold Koninklijke NV, (EUR)............    1,106,514
         2,500,000 Ambev Cia de Bebid, (BRL)..............      386,621

                See accompanying notes to financial statements.

                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
        ---------------------------------------------------------------

                  FOREIGN CORPORATE--(CONTINUED)
            2,223 Fairfax Financial Holdings, Ltd., (CAD). $    222,490
           72,100 Hutchison Whampoa, Ltd., (HKD)..........      538,456
           44,900 Inditex, (EUR)..........................      946,283
              228 NTT DoCoMo, (JPY).......................      561,131
            2,200 Samsung Electronics Co., Ltd., (KRW)....      601,663
           27,000 Sanofi-Synthelabo S.A., (EUR)...........    1,639,500
           56,200 Securitas AB, (SEK).....................    1,153,002
           11,300 Sony Corp., (JPY).......................      596,746
        1,402,183 Vodafone AirTouch, Plc., (GBP)..........    1,924,055
                                                           ------------
                                                              9,676,461
                                                           ------------

                  GAS & PIPELINE UTILITIES--0.3%
           18,900 El Paso Corp............................      389,529
                                                           ------------

                  HEALTH CARE--PRODUCTS--4.5%
           15,700 AmerisourceBergen Corp..................    1,193,200
           46,000 Johnson & Johnson.......................    2,403,960
           60,500 Wyeth...................................    3,097,600
                                                           ------------
                                                              6,694,760
                                                           ------------

                  HOTELS & RESTAURANTS--0.7%
           13,000 MGM Mirage, Inc.........................      438,750
           25,700 Starbucks Corp..........................      638,645
                                                           ------------
                                                              1,077,395
                                                           ------------

                  HOUSEHOLD PRODUCTS--0.3%
            9,400 Colgate Palmolive Co....................      470,470
                                                           ------------

                  INSURANCE--4.7%
           30,900 ACE, Ltd................................      976,440
           47,000 American International Group, Inc.......    3,206,810
               10 Berkshire Hathaway, Inc.................      668,000
            8,500 Marsh & McLennan Cos., Inc..............      821,100
           10,500 Progressive Corp........................      607,425
            7,100 Xl Capital, Ltd.........................      601,370
                                                           ------------
                                                              6,881,145
                                                           ------------

                  INVESTMENT BROKERAGE--2.0%
            8,900 Goldman Sachs Group, Inc................      652,815
           35,300 Merrill Lynch & Co., Inc................    1,429,650
           20,800 Morgan Stanley Dean Witter & Co.........      896,064
                                                           ------------
                                                              2,978,529
                                                           ------------

                  LEISURE--0.3%
           23,900 The Walt Disney Co......................      451,710
                                                           ------------

                  MEDICAL LABORATORIES--0.9%
           17,500 Abbott Laboratories.....................      658,875
           16,100 Laboratory Corp. of America Holdings (b)      734,965
                                                           ------------
                                                              1,393,840
                                                           ------------

                  PETROLEUM SERVICES--0.8%
           36,000 Baker Hughes, Inc.......................    1,198,440
                                                           ------------

                                                               VALUE
        SHARES                                               (NOTE 1A)
       -----------------------------------------------------------------

                 RETAIL--8.4%
          14,100 Best Buy Co., Inc. (b).................... $    511,830
          77,050 Home Depot, Inc...........................    2,830,046
          12,100 Kohl's Corp...............................      847,968
          11,000 Safeway, Inc. (b).........................      321,090
          38,000 Sysco Corp................................    1,034,360
          74,800 Target Corp...............................    2,849,880
          33,000 The Gap, Inc..............................      468,600
          28,600 Wal-Mart Stores, Inc......................    1,573,286
          23,200 Wal-Mart de Mexico S.A. (ADR) (c).........      630,117
          36,300 Walgreen Co...............................    1,402,269
                                                            ------------
                                                              12,469,446
                                                            ------------

                 SEMICONDUCTORS--0.2%
          43,900 Flextronics International, Ltd. (b).......      313,007
                                                            ------------

                 SOFTWARE--5.9%
          54,900 Accenture, Ltd............................    1,043,100
          19,000 Adobe Systems, Inc........................      541,500
          45,000 Affiliated Computer Services, Inc. (b) (c)    2,136,600
          78,200 Microsoft Corp. (b).......................    4,277,540
           9,300 Siebel Systems, Inc. (b)..................      132,246
          27,900 VERITAS Software Corp. (b)................      552,141
                                                            ------------
                                                               8,683,127
                                                            ------------

                 TECHNOLOGY--0.6%
          24,600 Honeywell International, Inc..............      866,658
                                                            ------------

                 TOBACCO--1.1%
          37,800 Philip Morris Cos., Inc...................    1,651,104
                                                            ------------
                 Total Common Stocks
                  (Identified Cost $161,580,806)...........  144,226,264
                                                            ------------

       SHORT TERM INVESTMENT--2.1%
       -----------------------------------------------------------------

                 MONEY MARKET FUND--2.1%
       3,183,525 T. Rowe Price Reserve Investment Fund.....    3,183,525
                                                            ------------
                 Total Short Term Investment
                  (Identified Cost $3,183,525).............    3,183,525
                                                            ------------
                 Total Investments--99.8%
                  (Identified Cost $164,764,331) (a).......  147,409,789
                 Other assets less liabilities.............      230,769
                                                            ------------

                 TOTAL NET ASSETS--100%.................... $147,640,558
                                                            ============

                See accompanying notes to financial statements.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)




(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $164,764,331 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 10,395,813
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (27,750,355)
                                                               ------------
   Net unrealized depreciation................................ $(17,354,542)
                                                               ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $1,779,098 with collateral backing value at $1,811,522.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
BRL--Brazil Real
CAD--Canadian Dollar
EUR--Euro Currency
GBP--Pound Sterling
HKD--Hond Kong Dollar
JPY--Japanese Yen
KRW--South Korean Won
SEK--Swedish Krona

                See accompanying notes to financial statements.

                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

  ASSETS
   Investments at value..............................            $147,409,789
   Receivable for:
     Securities sold.................................                 249,272
     Fund shares sold................................                 820,287
     Dividends and interest..........................                 131,848
     Foreign taxes...................................                   3,133
     Collateral for securities loaned................               1,811,522
                                                                 ------------
      Total Assets...................................             150,425,851
  LIABILITIES
   Payable for:
     Securities purchased............................ $  829,213
     Withholding taxes...............................      2,361
     Return of collateral for securities loaned......  1,811,522
   Accrued expenses:
     Management fees.................................     79,343
     Other expenses..................................     62,854
                                                      ----------
      Total Liabilities..............................               2,785,293
                                                                 ------------
  NET ASSETS.........................................            $147,640,558
                                                                 ============
   Net assets consist of:
     Capital paid in.................................            $200,525,734
     Undistributed net investment income.............                 161,529
     Accumulated net realized gains (losses).........             (35,693,080)
     Unrealized appreciation (depreciation) on
      investments and foreign currency...............             (17,353,625)
                                                                 ------------
  NET ASSETS.........................................            $147,640,558
                                                                 ============
  Computation of offering price:
  CLASS A
  Net asset value and redemption price per share
   ($146,530,826 divided by 15,061,660 shares of
   beneficial interest)..............................            $       9.73
                                                                 ============
  CLASS E
  Net asset value and redemption price per share
   ($1,109,732 divided by 114,184 shares of
   beneficial interest)..............................            $       9.72
                                                                 ============
  Identified cost of investments.....................            $164,764,331
                                                                 ============

--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends..................................               $    729,805 (a)
    Interest...................................                     48,892 (b)
                                                              ------------
                                                                   778,697
  EXPENSES
    Management fees............................ $    517,196
    Service and distribution fees--Class E.....          249
    Directors fees and expenses................        5,676
    Custodian..................................       51,327
    Audit and tax services.....................        9,163
    Legal......................................          479
    Printing...................................       29,268
    Insurance..................................          959
    Miscellaneous..............................        2,112
                                                ------------
    Total expenses before reductions...........      616,429

    Expense reductions.........................       (6,669)      609,760
                                                ------------  ------------
  NET INVESTMENT INCOME........................                    168,937
                                                              ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
     Investments--net..........................   (5,851,020)
     Foreign currency transactions--net........      (26,396)   (5,877,416)
                                                ------------
    Unrealized appreciation (depreciation) on:
     Investments--net..........................  (22,778,399)
     Foreign currency transactions--net........          405   (22,777,994)
                                                ------------  ------------
  Net gain (loss)..............................                (28,655,410)
                                                              ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.............................               $(28,486,473)
                                                              ============

(a)Net of foreign taxes of $11,562
(b)Income on securities loaned $5,053

                See accompanying notes to financial statements.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    168,937  $    446,932
  Net realized gain (loss)..........................................   (5,877,416)  (26,258,157)
  Unrealized appreciation (depreciation)............................  (22,777,994)    6,863,876
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (28,486,473)  (18,947,349)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (287,112)     (127,389)
    Class E.........................................................         (552)            0
                                                                     ------------  ------------
                                                                         (287,664)     (127,389)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (14,154)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (287,664)     (141,543)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    3,173,770    12,257,770
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (25,600,367)   (6,831,122)

NET ASSETS
  Beginning of the period...........................................  173,240,925   180,072,047
                                                                     ------------  ------------
  End of the period................................................. $147,640,558  $173,240,925
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    161,529  $    280,256
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,178,669  $ 12,866,470   3,524,849  $ 40,726,414
  Reinvestments...............................................     25,408       287,112      11,944       141,543
  Redemptions................................................. (1,028,966)  (11,180,722) (2,571,757)  (28,632,907)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    175,111  $  1,972,860     965,036  $ 12,235,050
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    133,551  $  1,432,510       1,959  $     22,813
  Reinvestments...............................................         49           552           0             0
  Redemptions.................................................    (21,367)     (232,152)         (8)          (93)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    112,233  $  1,200,910       1,951  $     22,720
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    287,344  $  3,173,770     966,987  $ 12,257,770
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                     CLASS A
                                                             ----------------------------------------------------
                                                              SIX MONTHS                                NOVEMBER 9,
                                                                ENDED        YEAR ENDED DECEMBER 31,      1998 (A)
                                                               JUNE 30,    ---------------------------    THROUGH
                                                                 2002        2001      2000      1999   DECEMBER 31,
                                                             ----------    --------  --------  -------      1998
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  11.64     $  12.93  $  13.41  $ 11.02     $10.00
                                                              --------     --------  --------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.01         0.03      0.03     0.02       0.01
 Net realized and unrealized gain (loss) on investments.....     (1.90)       (1.31)    (0.09)    2.43       1.02
                                                              --------     --------  --------  -------     ------
 Total from investment operations...........................     (1.89)       (1.28)    (0.06)    2.45       1.03
                                                              --------     --------  --------  -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.02)       (0.01)    (0.02)   (0.03)     (0.01)
 Distributions from net realized capital gains..............      0.00         0.00     (0.40)   (0.03)      0.00
                                                              --------     --------  --------  -------     ------
 Total distributions........................................     (0.02)       (0.01)    (0.42)   (0.06)     (0.01)
                                                              --------     --------  --------  -------     ------
NET ASSET VALUE, END OF PERIOD..............................  $   9.73     $  11.64  $  12.93  $ 13.41     $11.02
                                                              ========     ========  ========  =======     ======
TOTAL RETURN (%)............................................     (16.3)(b)     (9.9)     (0.4)    22.2       10.3 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................      0.75 (c)     0.76      0.78     0.87       0.50 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................      0.74 (c)     0.75      0.77       --         --
Ratio of net investment income to average net assets (%)....      0.21 (c)     0.27      0.23     0.23       0.93 (c)
Portfolio turnover rate (%).................................        50 (c)       67        62       46          6 (c)
Net assets, end of period (000).............................  $146,531     $173,218  $180,072  $51,402     $6,740
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................        --           --        --     1.31       2.62 (c)

                                                                       CLASS E
                                                             -----------------------
                                                             SIX MONTHS   MAY 1, 2001(A)
                                                               ENDED         THROUGH
                                                              JUNE 30,     DECEMBER 31,
                                                                2002           2001
                                                             ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $11.63         $12.32
                                                               ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.02           0.00
 Net realized and unrealized gain (loss) on investments.....    (1.91)         (0.69)
                                                               ------         ------
 Total from investment operations...........................    (1.89)         (0.69)
                                                               ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.02)          0.00
                                                               ------         ------
 Total distributions........................................    (0.02)          0.00
                                                               ------         ------
NET ASSET VALUE, END OF PERIOD..............................   $ 9.72         $11.63
                                                               ======         ======
TOTAL RETURN (%)............................................    (16.3)(b)       (5.6)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................     0.91 (c)       0.91 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................     0.90 (c)       0.90 (c)
Ratio of net investment income to average net assets (%)....     0.27 (c)       0.75 (c)
Portfolio turnover rate (%).................................       50 (c)         67 (c)
Net assets, end of period (000).............................   $1,110         $   23

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 LONG-TERM
 GROWTH OF CAPITAL.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 MID CAP STOCKS

    NET ASSETS
  $822.4 MILLION

     PORTFOLIO
      MANAGER
    JONATHAN D.
      COLEMAN


PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Janus Mid Cap Portfolio returned -20.9%, underperforming its benchmark, the Standard & Poor's Mid Cap 400 Index/7/, which returned -3.2%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid Cap Growth Funds universe/15/, was -19.9% for the same period. The Portfolio's performance can be attributed to unfavorable stock selection broadly across all sectors.

PORTFOLIO ACTIVITY
Our greatest detractors so far this year include biotechnology firm Enzon, which was caught in the sector's overall malaise. We sold off a portion of our position, but believe Enzon's FDA-approved Hepatitis C drug gives the company solid long-term growth prospects. Meanwhile, our position in King Pharmaceutical lost ground over patent-related problems for its two top-selling drugs. However, we believe competition from generic drug makers is not likely to steal any of King's market share any time soon.

On the broadcast services front, Echostar fell dramatically over intense skepticism in the cash-flow-generating ability of the cable industry. While Echostar's market positioning has improved substantially in the past six months, we reduced our position as a precaution.

Among the holdings that contributed positively to performance was Moody's, the global credit rating agency. In an environment riddled with investor concern about corporate governance and the integrity of financial reporting, Moody's is a clear benefactor.

AFLAC, the nation's leading supplemental insurance provider, showed impressive returns after restructuring its sales force in Japan, where the company enjoys an astounding 85% market share. Back in the U.S., a successful ad campaign is positioning AFLAC for increased penetration.

PORTFOLIO OUTLOOK
Going forward, we will continue to look for diversity, which we believe is the best way to shield the Portfolio and limit our exposure to painful market rotations. We are finding opportunities in good companies that are very well priced, but the challenge lies in how long the market will allow us to hold them.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                ELECTRONIC ARTS, INC................    3.4%
                LABORATORY CORP. OF AMERICA HOLDINGS    3.0
                RYANAIR HOLDINGS, PLC...............    3.0
                APOLLO GROUP, INC...................    2.7
                ST. JUDE MEDICAL, INC...............    2.7
                LAMAR ADVERTISING CO................    2.4
                BERKSHIRE HATHAWAY, INC.............    2.2
                MGIC INVESTMENT CORP................    2.1
                INTERNATIONAL GAME TECHNOLOGY, INC..    2.0
                MOHAWK INDUSTRIES, INC..............    1.8

      A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP INDEX SINCE 3/3/97


                                    [CHART]

       Janus Mid Cap  S&P MidCap
         Portfolio    400 Index
       -------------  ----------
3/97      $10,000      $10,000
6/97       11,362       10,981
6/98       15,208       13,961
6/99       22,817       16,360
6/00       38,344       19,135
6/01       20,599       20,833
6/02       13,388       19,851

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                    JANUS MID CAP       S&P
                                      PORTFOLIO      MIDCAP 400
                                 CLASS A  CLASS E      INDEX
                 6 Months         -20.9%  -20.9%       - 3.2%
                 1 Year           -35.0   -35.1        - 4.7
                 3 Years          -16.3      --          6.7
                 5 Years            3.3      --         12.6
                 Since Inception    5.6   -34.9/(a)/    13.7

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--98.4% OF TOTAL NET ASSETS



                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                    ADVERTISING--0.7%
            243,045 Interpublic Group of Cos............. $  6,017,794
                                                          ------------

                    AEROSPACE & DEFENSE--1.3%
            252,970 Ball Corp............................   10,493,196
                                                          ------------

                    AIR TRAVEL--3.8%
            706,290 RyanAir Holdings, Plc. (ADR) (c).....   24,629,039
            410,965 Southwest Airlines Co................    6,641,194
                                                          ------------
                                                            31,270,233
                                                          ------------

                    BANKS--3.6%
            105,560 Commerce Bancorp, Inc. (b)...........    4,665,752
            117,560 M&T Bank Corp........................   10,081,946
            237,820 National Commerce Financial Corp.....    6,254,666
            217,910 North Fork Bancorporation, Inc.......    8,674,997
                                                          ------------
                                                            29,677,361
                                                          ------------

                    BIOTECHNOLOGY--2.3%
            526,450 Enzon, Inc. (b) (c)..................   12,955,934
             86,465 Forest Laboratories, Inc. (b)........    6,121,722
                                                          ------------
                                                            19,077,656
                                                          ------------

                    BROADCASTING--4.3%
            129,075 Entercom Communications Corp. (b)....    5,924,543
            292,115 Hispanic Broadcasting Corp. (b)......    7,624,202
            444,770 USA Networks, Inc. (b) (c)...........   10,429,856
            337,170 Westwood One, Inc. (b)...............   11,268,221
                                                          ------------
                                                            35,246,822
                                                          ------------

                    BUSINESS SERVICES--9.2%
            205,675 Allied Waste Industries, Inc.........    1,974,480
            573,785 Apollo Group, Inc....................   22,618,605
            538,965 Cendant Corp. (b)....................    8,558,764
            131,390 Certegy, Inc.........................    4,875,883
            381,825 Concord EFS, Inc. (b)................   11,508,205
            259,778 Paychex, Inc.........................    8,128,454
            350,205 Robert Half International, Inc.......    8,159,776
            275,000 Valassis Communications, Inc. (b)....   10,037,500
                                                          ------------
                                                            75,861,667
                                                          ------------

                    CHEMICALS--0.2%
             35,215 Praxair, Inc.........................    2,006,199
                                                          ------------

                    COMMUNICATION SERVICES--3.0%
            534,340 Lamar Advertising Co.................   19,882,791
            238,735 TMP Worldwide, Inc. (c)..............    5,132,803
                                                          ------------
                                                            25,015,594
                                                          ------------

                    COMMUNICATIONS--1.7%
          1,570,983 Crown Castle International Corp. (c).    6,173,963
            403,335 Echostar Communications, Inc. (b) (c)    7,485,898
                                                          ------------
                                                            13,659,861
                                                          ------------

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  COMPUTERS & BUSINESS EQUIPMENT--2.4%
           35,500 Apple Computer, Inc................... $    629,060
          714,425 Integrated Device Technology, Inc. (b)   12,959,669
          170,030 Novellus Systems, Inc.................    5,781,020
                                                         ------------
                                                           19,369,749
                                                         ------------

                  DOMESTIC OIL--3.3%
          280,205 EOG Resources, Inc....................   11,124,138
          120,480 Murphy Oil Corp.......................    9,939,600
          261,855 Ocean Energy, Inc. (b)................    5,674,398
                                                         ------------
                                                           26,738,136
                                                         ------------

                  DRUGS & HEALTH CARE--15.5%
          143,290 Anthem, Inc...........................    9,669,209
          375,085 Apogent Technologies, Inc.............    7,715,498
          154,815 C.R. Bard, Inc........................    8,759,433
          162,130 Cerus Corp. (b) (c)...................    5,492,964
          197,680 Community Health Systems, Inc.........    5,297,824
          300,000 Dentsply International, Inc...........   11,073,000
          390,975 First Health Group Corp. (b)..........   10,962,939
          554,055 Health Management Associates, Inc. (b)   11,164,208
          321,003 King Pharmaceuticals, Inc. (b)........    7,142,317
          134,870 Quest Diagnostics, Inc. (b) (c).......   11,605,564
          298,575 St. Jude Medical, Inc. (b)............   22,049,764
          150,905 Stryker Corp. (b).....................    8,074,927
          200,000 Triad Hospitals, Inc. (b).............    8,476,000
                                                         ------------
                                                          127,483,647
                                                         ------------

                  ELECTRICAL EQUIPMENT--0.8%
           53,675 SPX Corp. (b).........................    6,306,812
                                                         ------------

                  ELECTRONICS--1.6%
           98,140 Celestica, Inc. (ADR).................    2,228,759
          297,950 Cree, Inc. (c)........................    3,941,879
          124,000 KLA-Tencor Corp. (b)..................    5,454,760
           54,545 Millipore Corp........................    1,744,349
                                                         ------------
                                                           13,369,747
                                                         ------------

                  FINANCIAL SERVICES--4.7%
           93,310 Capital One Financial Corp............    5,696,575
          139,150 Lehman Brothers Holdings, Inc.........    8,699,658
          233,865 Moody's Corp..........................   11,634,784
          375,770 T. Rowe Price Group, Inc..............   12,355,318
                                                         ------------
                                                           38,386,335
                                                         ------------

                  FOOD & BEVERAGES--1.5%
          337,635 Dean Foods Co. (c)....................   12,593,785
                                                         ------------

                  GAS & OIL EXPLORATION--0.8%
          150,000 Weatherford International, Ltd........    6,480,000
                                                         ------------

                  GAS & PIPELINE UTILITIES--1.7%
          371,780 Kinder Morgan, Inc....................   14,135,076
                                                         ------------

                See accompanying notes to financial statements.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

          HOTELS & RESTAURANTS--2.1%
  293,340 Starwood Hotels & Resorts Worldwide, Inc. (Class B).... $  9,647,953
  253,310 Yum! Brands, Inc.......................................    7,409,317
                                                                  ------------
                                                                    17,057,270
                                                                  ------------

          HOUSEHOLD APPLIANCES & HOME FURNISHINGS--4.1%
  306,540 Clayton Homes, Inc. (c)................................    4,843,332
  180,000 Ethan Allen Interiors, Inc.............................    6,273,000
  246,285 Mohawk Industries, Inc. (b)............................   15,153,916
   23,945 NVR, Inc. (b) (c)......................................    7,734,235
                                                                  ------------
                                                                    34,004,483
                                                                  ------------

          INDUSTRIAL MACHINERY--1.5%
   38,710 Fastenal Co. (c).......................................    1,490,722
  215,025 W.W. Grainger, Inc.....................................   10,772,753
                                                                  ------------
                                                                    12,263,475
                                                                  ------------

          INSURANCE--9.1%
  452,935 AFLAC, Inc.............................................   14,493,920
    8,000 Berkshire Hathaway, Inc. (Class B) (b).................   17,872,000
  155,795 Everest Reinsurance Group, Ltd.........................    8,716,730
  253,450 MGIC Investment Corp...................................   17,183,910
  190,605 RenaissanceRe Holdings (c).............................    6,976,143
   84,935 W.R. Berkley Corp. (b).................................    4,671,425
   62,395 Xl Capital, Ltd........................................    5,284,857
                                                                  ------------
                                                                    75,198,985
                                                                  ------------

          INTERNET--1.1%
  118,045 E*Trade Group, Inc. (b)................................      644,526
  278,153 University of Phoenix Online...........................    8,238,892
                                                                  ------------
                                                                     8,883,418
                                                                  ------------

          LEISURE--2.0%
  286,135 International Game Technology, Inc. (b)................   16,223,854
                                                                  ------------

          MEDICAL LABORATORIES--3.0%
  549,330 Laboratory Corp. of America Holdings (b) (c)...........   25,076,914
                                                                  ------------

          PETROLEUM SERVICES--1.3%
  151,530 Smith International, Inc. (b) (c)......................   10,332,831
                                                                  ------------

          RADIO--0.7%
  228,535 Cox Radio, Inc.........................................    5,507,694
                                                                  ------------

          RAILROADS & EQUIPMENT--0.4%
   85,185 CSX Corp...............................................    2,985,734
                                                                  ------------

          RETAIL--2.9%
  287,970 Fred's, Inc............................................   10,591,537
  213,675 eBay, Inc. (b).........................................   13,166,653
                                                                  ------------
                                                                    23,758,190
                                                                  ------------

                                                                            VALUE
  SHARES                                                                  (NOTE 1A)
-------------------------------------------------------------------------------------

            SEMICONDUCTORS--0.9%
     46,341 Mykrolis Corp............................................... $    547,287
    239,160 National Semiconductor Corp.................................    6,976,297
                                                                         ------------
                                                                            7,523,584
                                                                         ------------

            SOFTWARE--6.6%
    136,400 Barra, Inc. (b).............................................    5,071,352
    699,610 Cadence Design Systems, Inc. (b) (c)........................   11,277,713
    428,425 Electronic Arts, Inc. (b)...................................   28,297,472
    322,100 Keane, Inc. (b).............................................    3,994,040
    352,340 NVIDIA Corp. (b) (c)........................................    6,053,201
                                                                         ------------
                                                                           54,693,778
                                                                         ------------

            TRUCKING & FREIGHT FORWARDING--0.3%
     79,160 Expeditors International Washington, Inc....................    2,624,946
            Total Common Stocks (Identified Cost $914,931,709)..........  809,324,826
                                                                         ------------
SHORT TERM INVESTMENT--1.4%
   FACE
  AMOUNT
-------------------------------------------------------------------------------------

            COMMERCIAL PAPER--1.4%
$11,500,000 Citigroup, Inc. 1.850%, 07/01/02............................   11,500,000
                                                                         ------------
            Total Short Term Investment (Identified Cost $11,500,000)...   11,500,000
                                                                         ------------
            Total Investments--99.8% (Identified Cost $926,431,709) (a).  820,824,826
            Other assets less liabilities...............................    1,551,038
                                                                         ------------
            Total Net Assets--100%...................................... $822,375,864
                                                                         ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $926,431,709 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  53,306,623
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (158,913,506)
                                                              -------------
    Net unrealized depreciation.............................. $(105,606,883)
                                                              =============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2001, the market value of securities loaned was $49,678,068 with a cash collateral backing valued at $51,535,572.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.....................             $  820,824,826
      Cash.....................................                      9,111
      Receivable for:
       Fund shares sold........................                  2,283,366
       Dividends and interest..................                    120,638
       Collateral for securities loaned........                 51,535,572
                                                            --------------
        Total Assets...........................                874,773,513
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   198,716
       Return of collateral for securities
        loaned.................................  51,535,572
      Accrued expenses:
       Management fees.........................     480,582
       Other expenses..........................     182,779
                                                -----------
        Total Liabilities......................                 52,397,649
                                                            --------------
    NET ASSETS.................................             $  822,375,864
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,824,937,107
       Undistributed net investment loss.......                 (1,518,655)
       Accumulated net realized gains
        (losses)...............................               (895,435,705)
       Unrealized appreciation (depreciation)
        on investments.........................               (105,606,883)
                                                            --------------
    NET ASSETS.................................             $  822,375,864
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($809,542,978 divided by
     69,787,529 shares of beneficial
     interest).................................             $        11.60
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($11,486,811 divided by
     1,002,631 shares of beneficial
     interest).................................             $        11.46
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($1,346,075 divided by 116,792
     shares of beneficial interest)............             $        11.53
                                                            ==============
    Identified cost of investments.............             $  926,431,709
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

   INVESTMENT INCOME
     Dividends..................................            $     903,787
     Interest...................................                1,093,085 (a)
                                                            -------------
                                                                1,996,872
   EXPENSES
     Management fees............................ $3,190,427
     Service and distribution fees--Class B.....     15,005
     Service and distribution fees--Class E.....        377
     Directors' fees and expenses...............      5,677
     Custodian..................................    104,104
     Audit and tax services.....................      9,163
     Legal......................................      2,475
     Printing...................................    174,767
     Insurance..................................      3,657
     Miscellaneous..............................      9,875
                                                 ----------
     Total expenses.............................                3,515,527
                                                            -------------
   NET INVESTMENT LOSS..........................               (1,518,655)
                                                            -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
      Investments--net..........................             (252,766,362)
     Unrealized appreciation (depreciation) on:
      Investments--net..........................               31,684,230
                                                            -------------
   Net gain (loss)..............................             (221,082,132)
                                                            -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS.............................            $(222,600,787)
                                                            =============

(a)Income on securities loaned $108,023

                See accompanying notes to financial statements.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                       SIX MONTHS      YEAR ENDED
                                                                     ENDED JUNE 30,   DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (1,518,655) $   (2,152,508)
  Net realized gain (loss)..........................................   (252,766,362)   (634,472,109)
  Unrealized appreciation (depreciation)............................     31,684,230     (20,880,928)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (222,600,787)   (657,505,545)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (34,644,540)    (46,252,004)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (257,245,327)   (703,757,549)
NET ASSETS
  Beginning of the period...........................................  1,079,621,191   1,783,378,740
                                                                     --------------  --------------
  End of the period................................................. $  822,375,864  $1,079,621,191
                                                                     ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $   (1,518,655) $            0
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2002             DECEMBER 31, 2001
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   8,346,386  $ 108,531,396   15,189,049  $ 248,620,200
  Reinvestments...............................................           0              0            0              0
  Redemptions................................................. (11,339,658)  (146,607,394) (18,675,450)  (309,987,429)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (2,993,272) $ (38,075,998)  (3,486,401) $ (61,367,229)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................     369,830  $   4,749,439    1,105,746  $  19,147,167
  Reinvestments...............................................           0              0            0              0
  Redemptions.................................................    (217,850)    (2,769,539)    (255,095)    (4,059,999)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     151,980  $   1,979,900      850,651  $  15,087,168
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................     143,380  $   1,809,869        1,937  $      28,057
  Reinvestments...............................................           0              0            0              0
  Redemptions.................................................     (28,525)      (358,311)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     114,855  $   1,451,558        1,937  $      28,057
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (2,726,437) $ (34,644,540)  (2,633,813) $ (46,252,004)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   CLASS A
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS                                                 MARCH 3, 1997(A)
                                                    ENDED                 YEAR ENDED DECEMBER 31,                THROUGH
                                                   JUNE 30,    --------------------------------------------    DECEMBER 31,
                                                     2002         2001        2000        1999       1998          1997
                                                 ----------    ----------  ----------  ----------  --------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  14.66     $    23.38  $    36.54  $    17.44  $  12.77      $  10.00
                                                  --------     ----------  ----------  ----------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)...................     (0.02)         (0.03)      (0.10)      (0.05)    (0.02)         0.01
 Net Realized and Unrealized Gain (Loss) on
   Investments..................................     (3.04)         (8.69)     (10.66)      21.14      4.77          2.81
                                                  --------     ----------  ----------  ----------  --------      --------
 Total From Investment operations...............     (3.06)         (8.72)     (10.76)      21.09      4.75          2.82
                                                  --------     ----------  ----------  ----------  --------      --------
LESS DISTRIBUTIONS
 Distributions From Net Investment Income.......      0.00           0.00        0.00        0.00      0.00         (0.01)
 Distributions From Net Realized Capital Gains..      0.00           0.00       (2.40)      (1.99)    (0.08)        (0.04)
                                                  --------     ----------  ----------  ----------  --------      --------
 Total Distributions............................      0.00           0.00       (2.40)      (1.99)    (0.08)        (0.05)
                                                  --------     ----------  ----------  ----------  --------      --------
NET ASSET VALUE, END OF PERIOD..................  $  11.60     $    14.66  $    23.38  $    36.54  $  17.44      $  12.77
                                                  ========     ==========  ==========  ==========  ========      ========
TOTAL RETURN (%)................................     (20.9)(b)      (37.3)      (31.3)      122.9      37.2          28.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%).....................................      0.75 (c)       0.74        0.70        0.71      0.81          0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).....................................     (0.32)(c)      (0.17)      (0.33)      (0.41)    (0.22)         0.10 (c)
Portfolio Turnover Rate (%).....................       109 (c)        105         118         103       107            75 (c)
Net Assets, End of Period (000).................  $809,543     $1,067,259  $1,783,379  $1,931,797  $371,504      $103,852
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........        --             --          --          --        --          0.99 (c)

                                                                      CLASS B                       CLASS E
                                                          ---------------------------     -----------------------
                                                          SIX MONTHS   JANUARY 2, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                            ENDED           THROUGH         ENDED         THROUGH
                                                           JUNE 30,       DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                             2002             2001           2002           2001
                                                          ----------   ------------------ ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 14.50          $ 21.47         $14.58         $19.02
                                                           -------          -------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)...........................    (0.03)           (0.04)         (0.01)          0.00
  Net Realized and Unrealized Gain (Loss) on Investments.    (3.01)           (6.93)         (3.04)         (4.44)
                                                           -------          -------         ------         ------
  Total From Investment operations.......................    (3.04)           (6.97)         (3.05)         (4.44)
                                                           -------          -------         ------         ------
NET ASSET VALUE, END OF PERIOD...........................  $ 11.46          $ 14.50         $11.53         $14.58
                                                           =======          =======         ======         ======
TOTAL RETURN (%).........................................    (21.0)(b)        (32.5)(b)      (20.9)(b)      (23.3)(b)
Ratio of Operating Expenses to Average Net Assets (%)....     1.00 (c)         0.99 (c)       0.90 (c)       0.89 (c)
Ratio of Net Investment Income to Average Net Assets (%).    (0.57)(c)        (0.40)(c)      (0.52)(c)      (0.22)(c)
Portfolio Turnover Rate (%)..............................      109 (c)          105 (c)        109 (c)        105 (c)
Net Assets, End of Period (000)..........................  $11,487          $12,334         $1,346         $   28

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE S&P MID CAP
 400 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE   7/5/00

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
 $138.3 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
   INVESTMENT
   DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the first half of 2002, the Class A shares of the MetLife MidCap Stock Index Portfolio returned -3.5%. For the first half of 2002, the total return for the S&P 400 MidCap Index was -3.2%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Mid Cap Core Funds/15/, was -5.0% for the six-month period. Dividend income accounted for 0.5% of this quarter's total return. The equity markets were negatively impacted by an erosion in investor confidence spurred by recent accounting scandals.

PORTFOLIO ACTIVITY
The Mid Cap Index has out-performed other major US indices, such as the larger capitalized S&P 500 Index by almost 10.0%, the Nasdaq Composite Index by 21.6%, the Russell 2000 Index by 1.5%, and the Dow Jones Industrial Average by 3.7%.

Two sectors accounted for nearly all of the Mid Cap Index negative return for the first half of the year. Information technology, down 22.2% was by far the worst contributor, decreasing the index return by over 4.1% for the period. Health care, down 13.5%, contributed another 1.7% to the half-year index decline.

The top five stocks to impact performance this quarter were Idec
Pharmaceuticals, down (-48.6%), Sepracor, down (-83.3%), Millennium Pharmaceuticals, down (-50.4%), Aquila, down (-67.1%) and Cytyc Corp, down (-70.8%). As of mid-year, Dreyers Grand Ice Cream was the best performing stock, up 78.6%. Due to its large weighting in the index, Oxford Health Plans, up 54.1%, had the greatest contribution to the mid-year return.

There was a noteworthy change in benchmark methodology this period when, on March 29, Standard & Poor's in conjunction with Morgan Stanley Capital International (MSCI) adopted a new industry and sector classifications scheme. The purpose of the new methodology is to provide the financial community with a consistent set of global sector and industry definitions for performing research and analysis. Under this new classification system, the transportation sector was merged into the industrials sector and the total number of sectors was consequently decreased from eleven to ten.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include developments in the war on terrorism, the Federal Reserve's interest rate policy, corporate earnings, unemployment trends and investor confidence.




                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              ELECTRONIC ARTS, INC....................    1.1%
              QUEST DIAGNOSTOCS, INC..................    1.0
              M&T BANK CORP...........................    1.0
              SUNGUARD DATA SYSTEMS, INC..............    0.9
              NORTH FORK BANCORP, INC.................    0.8
              GILEAD SCIENCES, INC....................    0.8
              AFFILIATED COMPUTER SERVICES, INC.......    0.7
              TYSON FOODS, INC........................    0.7
              DST SYSTEMS, INC........................    0.7
              MICROCHIP TECHNOLOGY, INC...............    0.7

        A $10,000 INVESTMENT COMPARED TO THE S&P 400 INDEX SINCE 7/5/00


                                    [CHART]

       MetLife Mid Cap         S&P MidCap
    Stock Index Portfolio       400 Index
    ---------------------      ----------
7/00       $10,000               $10,000
6/01        10,749                10,887
6/02        10,190                10,374

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                METLIFE MID CAP STOCK
                                   INDEX PORTFOLIO           S&P
                                                          MIDCAP 400
                            CLASS A  CLASS B    CLASS E     INDEX
            6 Months         -3.5%   -3.7%      -3.5%        -3.2%
            1 Year           -5.2    -5.5       -5.2         -4.7
            Since Inception   1.0    -0.5/(a)/  -3.7/(b)/     1.9

--------------------------------------------------------------------------------

 /(a)/ Inception date was January 2, 2001.
 /(b)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--98.3% OF TOTAL NET ASSETS


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                 AEROSPACE & DEFENSE--0.4%
           5,472 Ametek Aerospace Products, Inc......... $    203,832
           8,596 Precision Castparts Corp...............      283,668
           1,722 Sequa Corp. (b)........................      112,602
                                                         ------------
                                                              600,102
                                                         ------------

                 AIR TRAVEL--0.1%
           4,398 Alaska Air Group, Inc. (b).............      114,788
                                                         ------------

                 APPAREL & TEXTILES--0.5%
           7,348 Coach, Inc.............................      403,405
           6,267 Timberland Co. (b).....................      224,484
           8,918 Unifi, Inc. (b)........................       97,206
                                                         ------------
                                                              725,095
                                                         ------------

                 AUTO PARTS--1.4%
          11,247 ArvinMeritor, Inc......................      269,928
           3,425 Bandag, Inc. (b).......................       96,996
           4,397 Borg Warner Automotive, Inc. (b).......      253,971
           7,499 Federal Signal Corp....................      179,976
          12,514 Gentex Corp. (b).......................      343,759
          10,811 Lear Corp. (b).........................      500,009
           5,527 Modine Manufacturing Co................      135,854
           4,315 Superior Industries International, Inc.      199,569
                                                         ------------
                                                            1,980,062
                                                         ------------

                 BANKS--10.5%
          12,594 Associated Banc Corp...................      474,920
          14,899 Astoria Financial Corp.................      477,513
          12,088 Bank Hawaii Corp.......................      338,464
          24,416 Banknorth Group, Inc...................      635,304
           8,281 City National Corp.....................      445,104
          19,909 Colonial Bancgroup, Inc. (b)...........      298,635
          11,018 Commerce Bancorp, Inc. (b).............      486,996
          21,142 Compass Bancshares, Inc................      710,371
           7,929 First Virginia Banks, Inc..............      425,153
          14,080 Firstmerit Corp........................      388,326
          22,534 Golden State Bancorp, Inc..............      816,857
           8,367 Greater Bay Bancorp (c)................      257,369
          16,575 Greenpoint Financial Corp..............      813,833
          26,524 Hibernia Corp..........................      524,910
           9,573 Independence Community Bank Corp.......      275,032
          15,369 M&T Bank Corp..........................    1,318,045
          11,582 Mercantile Bankshares Corp.............      475,209
          34,181 National Commerce Financial Corp.......      898,960
          17,773 New York Community Bancorp, Inc. (c)...      481,648
          27,149 North Fork Bancorporation, Inc.........    1,080,802
           8,166 Provident Financial Group, Inc. (c)....      236,896
          14,007 Roslyn Bancorp, Inc. (b)...............      305,773
           7,566 Silicon Valley Bancshares (b)..........      199,440
          43,147 Sovereign Bancorp, Inc.................      645,048
          12,542 TCF Financial Corp.....................      615,812
           8,101 Webster Financial Corp. (b)............      309,782
           5,548 Westamerica Bancorporation.............      217,371

                                                           VALUE
           SHARES                                        (NOTE 1A)
           ---------------------------------------------------------

                  BANKS--(CONTINUED)
           10,874 Wilmington Trust Corp................ $    331,657
                                                        ------------
                                                          14,485,230
                                                        ------------

                  BIOTECHNOLOGY--0.3%
            9,870 Edwards Lifesciences Corp. (b).......      228,984
           14,705 Protein Design Laboratories, Inc. (b)      159,696
                                                        ------------
                                                             388,680
                                                        ------------

                  BROADCASTING--1.0%
            8,198 Entercom Communications Corp. (b)....      376,288
           18,011 Hispanic Broadcasting Corp. (b)......      470,087
           17,749 Westwood One, Inc. (b)...............      593,172
                                                        ------------
                                                           1,439,547
                                                        ------------

                  BUILDING & CONSTRUCTION--0.6%
           24,240 D.R. Horton, Inc.....................      630,967
            6,527 York International Corp..............      220,548
                                                        ------------
                                                             851,515
                                                        ------------

                  BUSINESS SERVICES--4.7%
            4,148 Banta Corp...........................      148,913
            8,730 CSG Systems International, Inc. (b)..      167,092
           24,457 Ceridian Corp........................      464,194
           11,519 Certegy, Inc.........................      427,470
           11,580 Devry, Inc. (b)......................      264,487
           12,353 Dun & Bradstreet Corp. (b)...........      408,267
            5,798 Education Management Corp. (b).......      236,153
            9,760 HON Industries, Inc..................      265,667
            5,961 Kelly Services, Inc..................      161,007
            6,260 Korn/Ferry International (b).........       56,966
           16,415 MPS Group, Inc.......................      139,528
           12,519 Manpower, Inc........................      460,073
           12,597 Miller Herman, Inc...................      255,719
            4,287 NCO Group, Inc. (b)..................       93,371
            8,989 Pittston Brink's Group...............      215,736
           27,535 Republic Services, Inc...............      525,092
           11,608 Reynolds & Reynolds Co...............      324,444
            4,997 Rollins, Inc.........................      101,639
           10,185 Sotheby's Holdings, Inc. (b).........      145,136
            6,604 Sylvan Learning Systems, Inc. (b)....      131,684
           19,771 The Bisys Group, Inc. (b)............      658,374
            8,897 Valassis Communications, Inc. (b)....      324,740
           14,723 Viad Corp............................      382,798
            6,863 Wallace Computer Series, Inc.........      147,555
                                                        ------------
                                                           6,506,105
                                                        ------------

                  CHEMICALS--2.8%
            4,843 A. Schulman, Inc.....................      103,878
           11,559 Airgas, Inc. (b).....................      199,971
            6,894 Albemarle Corp.......................      211,991
           10,314 Cabot Corp...........................      295,496
            4,008 Cabot Microelectronics Corp. (b) (c).      172,985
           18,806 Crompton Corp........................      239,777
            6,567 Cytec Industries, Inc. (b)...........      206,466

                See accompanying notes to financial statements.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       CHEMICALS--(CONTINUED)
 5,789 FMC Corp. (b)............................................... $    174,654
 6,554 Ferro Corp..................................................      197,603
 4,691 H.B. Fuller Co..............................................      137,399
19,057 IMC Global, Inc.............................................      238,213
 8,510 Lubrizol Corp. (b)..........................................      285,085
20,662 Lyondell Chemical Co........................................      311,996
 3,385 Minerals Technologies, Inc..................................      166,948
 7,768 Olin Corp...................................................      172,061
18,979 RPM, Inc....................................................      289,430
17,359 Solutia, Inc................................................      121,860
 8,294 Valspar Corp................................................      374,391
                                                                    ------------
                                                                       3,900,204
                                                                    ------------

       COMMUNICATION SERVICES--2.7%
18,526 A.H. Belo Corp..............................................      418,873
36,254 Broadwing, Inc. (b) (c).....................................       94,260
 9,179 Catalina Marketing Corp. (b)................................      259,031
 8,763 Emmis Communications Corp. (b)..............................      185,688
15,621 Harte-Hanks, Inc............................................      321,012
 7,324 Lee Enterprises, Inc........................................      256,340
 8,471 Macrovision Corp. (b).......................................      111,055
 3,836 Media General, Inc..........................................      230,160
 9,050 Price Communications Corp. (b)..............................      144,800
 6,446 Scholastic Corp. (b)........................................      244,304
 9,715 Telephone & Data Systems, Inc...............................      588,243
 1,575 Washington Post Co. (Class B)...............................      858,375
                                                                    ------------
                                                                       3,712,141
                                                                    ------------

       COMMUNICATIONS--2.3%
 8,964 Cooper Cameron Corp. (b)....................................      434,037
 7,927 Dycom Industries, Inc. (b)..................................       92,667
22,429 Ensco International, Inc....................................      611,415
 6,840 Granite Construction, Inc...................................      173,052
18,425 Grant Prideco, Inc. (b).....................................      250,580
 8,267 Helmerich & Payne, Inc......................................      295,297
 9,003 Jacobs Engineering Group, Inc. (b)..........................      313,124
22,052 Pride International, Inc....................................      345,334
11,482 Quanta Services, Inc. (b)...................................      113,327
10,031 Tidewater, Inc..............................................      330,221
15,987 Varco International, Inc. (b)...............................      280,412
                                                                    ------------
                                                                       3,239,466
                                                                    ------------

       COMPUTERS & BUSINESS EQUIPMENT--5.2%
59,066 3Com Corp. (b)..............................................      259,890
 6,389 Adtran, Inc. (b)............................................      121,385
13,670 Advanced Fibre Communications (b)...........................      226,102
77,464 Atmel Corp. (b).............................................      484,925
13,645 Cirrus Logic, Inc. (b)......................................      100,564
10,232 Commscope, Inc. (b).........................................      127,900
10,023 Credence Systems Corp. (b)..................................      178,109
20,328 Cypress Semiconductor Corp. (b).............................      308,579
 5,359 FEI Co. (b).................................................      131,349
18,801 Fairchild Semiconductor International, Inc..................      456,864
 6,508 Infocus Corp. (b)...........................................       76,664

                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
17,291 Integrated Device Technology, Inc. (b)...................... $    313,659
10,528 International Rectifier Corp. (b)...........................      306,891
15,481 L-3 Communications Holdings, Inc. (b) (c)...................      835,974
 8,078 LTX Corp. (b) (c)...........................................      115,354
21,109 Lam Research Corp. (b)......................................      379,540
18,164 Lattice Semiconductor Corp. (b).............................      158,753
 6,572 MIPS Technologies, Inc. (Class B) (b).......................       36,606
18,778 McData Corp.................................................      165,434
15,397 Micrel, Inc. (b)............................................      221,409
33,050 Microchip Technology, Inc. (b)..............................      906,561
 7,683 Plantronics, Inc. (b).......................................      146,054
16,582 Polycom, Inc. (b)...........................................      198,818
10,837 Powerwave Technologies, Inc. (b)............................       99,267
25,792 Quantum Corp. (b)...........................................      108,326
11,378 Sandisk Corp. (b) (c).......................................      141,087
12,101 Semtech Corp. (b)...........................................      323,097
17,548 Storage Technology Corp. (b)................................      280,242
                                                                    ------------
                                                                       7,209,403
                                                                    ------------

       CONSTRUCTION MATERIALS--0.5%
 5,031 Carlisle Cos., Inc..........................................      226,294
10,871 Hanover Compressor Co. (b) (c)..............................      146,759
 8,079 Martin Marietta Materials, Inc..............................      315,081
                                                                    ------------
                                                                         688,134
                                                                    ------------

       CONTAINERS & GLASS--0.6%
 8,462 Longview Fibre Co...........................................       79,712
17,493 Packaging Corp of America (b)...............................      347,936
15,969 Sonoco Products Co..........................................      452,242
                                                                    ------------
                                                                         879,890
                                                                    ------------

       COSMETICS & TOILETRIES--0.1%
12,007 Perrigo Co. (b).............................................      156,091
                                                                    ------------

       DOMESTIC OIL--2.7%
10,496 Equitable Resources, Inc....................................      360,013
10,835 FMC Technologies, Inc. (c)..................................      224,935
 7,768 Forest Oil Corp. (b)........................................      220,844
 7,576 Murphy Oil Corp.............................................      625,020
13,417 National-Oilwell, Inc. (b)..................................      282,428
29,027 Ocean Energy, Inc. (b)......................................      629,015
13,315 Pennzoil-Quaker State Co....................................      286,672
19,203 Pioneer Natural Resources Co. (b)...........................      500,238
17,548 Valero Energy Corp..........................................      656,646
                                                                    ------------
                                                                       3,785,811
                                                                    ------------

       DRUGS & HEALTH CARE--11.2%
15,308 AdvancePCS..................................................      366,474
17,690 Apogent Technologies, Inc...................................      363,883
 9,007 Apria Healthcare Group, Inc. (b)............................      201,757
10,231 Beckman Coulter, Inc........................................      510,527
10,310 Covance, Inc. (b)...........................................      193,312
20,299 Cytyc Corp. (b).............................................      154,678

                See accompanying notes to financial statements.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       DRUGS & HEALTH CARE--(CONTINUED)
12,950 Dentsply International, Inc................................. $    477,984
13,221 Express Scripts, Inc. (b)...................................      662,504
16,770 First Health Group Corp. (b)................................      470,231
32,282 Gilead Sciences, Inc. (b)...................................    1,061,432
20,799 Health Net, Inc. (b)........................................      556,789
 7,158 Henry Schein, Inc. (b)......................................      318,531
10,406 Hillenbrand Industries, Inc.................................      584,297
13,786 ICN Pharmaceuticals, Inc....................................      333,759
25,219 IDEC Pharmaceuticals Corp. (b)..............................      894,014
11,134 Incyte Genomics, Inc. (b)...................................       80,944
32,270 Ivax Corp. (b)..............................................      348,516
 6,529 Lifepoint Hospitals, Inc. (b)...............................      237,068
17,818 Lincare Holdings, Inc. (b)..................................      575,521
46,701 Millennium Pharmaceuticals (b)..............................      567,417
20,852 Mylan Laboratories, Inc.....................................      653,710
15,595 Omnicare, Inc...............................................      409,525
14,576 Oxford Health Plans, Inc. (b)...............................      677,201
 5,772 PacifiCare Health Systems, Inc. (b) (c).....................      156,998
11,226 Patterson Dental Co.........................................      565,005
16,072 Quest Diagnostics, Inc. (b).................................    1,382,996
13,905 Sepracor, Inc. (b)..........................................      132,793
11,502 Steris Corp. (b)............................................      219,803
12,065 Triad Hospitals, Inc. (b)...................................      511,315
 5,977 Trigon Healthcare, Inc. (b).................................      601,167
 9,930 Universal Health Services, Inc. (Class B) (b)...............      486,570
 8,942 VISX, Inc. (b)..............................................       97,468
11,263 Varian Medical Systems, Inc. (b)............................      456,715
12,548 Vertex Pharmaceuticals, Inc. (b)............................      204,281
                                                                    ------------
                                                                      15,515,185
                                                                    ------------

       ELECTRIC UTILITIES--4.5%
14,054 ALLETE, Inc.................................................      380,864
14,959 Alliant Corp................................................      384,446
 4,441 Black Hills Corp. (b).......................................      153,703
 7,461 Cleco Corp..................................................      163,396
14,704 Conectiv, Inc...............................................      379,510
20,958 DPL, Inc....................................................      554,339
 9,351 DQE, Inc....................................................      130,914
23,910 Energy East Corp............................................      540,366
10,257 Great Plains Energy, Inc. (c)...............................      208,730
 5,990 Hawaiian Electric Industries, Inc...........................      254,875
 6,229 Idacorp, Inc................................................      172,543
 8,787 NSTAR.......................................................      393,482
22,806 Northeast Utilities.........................................      428,981
12,923 OGE Energy Corp.............................................      295,420
 6,481 PNM Resources, Inc..........................................      156,840
17,748 Potomac Electric Power Co. (c)..............................      381,227
14,468 Puget Energy, Inc...........................................      298,764
 5,225 WPS Resources Corp. (c).....................................      213,337
11,884 Westar Energy, Inc..........................................      182,419
19,100 Wisconsin Energy Corp.......................................      482,657
                                                                    ------------
                                                                       6,156,813
                                                                    ------------

                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       ELECTRICAL EQUIPMENT--1.9%
10,977 Harris Corp................................................. $    397,806
 9,782 Hubbell, Inc................................................      334,055
 6,943 Plexus Corp. (b) (c)........................................      125,668
27,727 RF Micro Devices, Inc. (b)..................................      211,280
 6,841 SPX Corp. (b)...............................................      803,818
 3,062 Tecumseh Products Co........................................      162,531
26,417 Vishay Intertechnology, Inc. (b)............................      581,174
                                                                    ------------
                                                                       2,616,332
                                                                    ------------

       ELECTRONICS--2.1%
16,614 Arrow Electronics, Inc......................................      344,740
19,829 Avnet, Inc..................................................      436,040
12,060 Cree, Inc. (b) (c)..........................................      159,554
11,926 Diebold, Inc................................................      444,124
22,519 Intersil Corp...............................................      481,456
14,223 Kemet Corp. (b).............................................      254,023
 6,278 Newport Corp................................................       98,313
 9,348 Technologies Data Corp. (b).................................      353,822
 6,486 Teleflex, Inc...............................................      370,675
                                                                    ------------
                                                                       2,942,747
                                                                    ------------

       FINANCIAL SERVICES--3.3%
13,356 A.G. Edwards, Inc...........................................      519,148
14,171 Americredit Corp. (b) (c)...................................      397,497
11,545 Eaton Vance Corp............................................      360,204
10,043 Indymac Bancorp, Inc. (b)...................................      227,775
 8,154 Investment Technology Group, Inc. (b).......................      266,636
10,648 Investors Financial Services Corp...........................      357,134
 9,770 Labranche & Co., Inc. (b) (c)...............................      223,733
10,647 Legg Mason, Inc.............................................      525,323
 9,168 Leucadia National Corp......................................      290,259
10,314 Metris Cos., Inc. (c).......................................       85,709
11,667 Neuberger Berman, Inc.......................................      427,012
18,177 SEI Investments Co..........................................      512,046
13,336 Waddell & Reed Financial, Inc...............................      305,661
                                                                    ------------
                                                                       4,498,137
                                                                    ------------

       FOOD & BEVERAGE--4.3%
14,747 Constellation Brands, Inc. (b)..............................      471,904
14,912 Dean Foods Co...............................................      556,218
 9,280 Dole Food, Inc..............................................      267,728
 5,749 Dreyer's Grand Ice Cream, Inc...............................      394,381
23,003 Hormel Foods Corp...........................................      550,692
 7,218 Interstate Bakeries Corp....................................      208,456
23,065 McCormick & Co., Inc........................................      593,924
25,618 PepsiAmericas, Inc..........................................      382,733
 7,908 Sensient Technologies Corp..................................      179,986
18,339 Smithfield Foods, Inc. (b)..................................      340,189
 8,132 The J. M. Smucker Co........................................      277,545
 8,561 Tootsie Roll Industries, Inc................................      330,112
58,559 Tyson Foods, Inc............................................      908,250
 9,370 Whole Foods Market, Inc. (b)................................      451,821
                                                                    ------------
                                                                       5,913,939
                                                                    ------------

                See accompanying notes to financial statements.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       GAS & OIL EXPLORATION--0.9%
 9,456 Noble Energy, Inc........................................... $    340,889
19,822 Weatherford International, Ltd..............................      856,310
                                                                    ------------
                                                                       1,197,199
                                                                    ------------

       GAS & PIPELINE UTILITIES--2.9%
 9,261 AGL Resources, Inc..........................................      214,855
16,573 American Water Works, Inc...................................      716,119
29,766 Aquila, Inc.................................................      238,128
11,738 MDU Resources Group, Inc....................................      308,592
13,246 National Fuel Gas Co........................................      298,168
 9,998 Oneok, Inc..................................................      219,456
13,069 Patterson-UTI Energy, Inc...................................      368,938
13,545 Questar Corp................................................      334,562
17,352 Scana Corp..................................................      535,656
16,917 Sierra Pacific Resources (b) (c)............................      131,953
11,221 Vectren Corp................................................      281,647
 8,046 WGL Holdings, Inc...........................................      208,391
 5,467 Western Gas Resources, Inc..................................      204,466
                                                                    ------------
                                                                       4,060,931
                                                                    ------------

       HEALTH CARE--PRODUCTS--0.2%
15,714 Dial Corp...................................................      314,594
                                                                    ------------

       HOTELS & RESTAURANTS--2.0%
 5,794 Bob Evans Farms, Inc........................................      182,395
 9,221 CBRL Group, Inc. (b)........................................      280,595
15,352 Extended Stay America, Inc. (b).............................      249,009
 8,805 International Speedway Corp.................................      353,081
11,319 Mandalay Resort Group (b)...................................      312,065
12,793 Outback Steakhouse, Inc. (b)................................      449,034
 3,418 Papa John's International, Inc. (b) (c).....................      114,127
50,052 Park Place Entertainment Corp. (b)..........................      513,033
 8,354 The Cheesecake Factory (b)..................................      296,400
                                                                    ------------
                                                                       2,749,739
                                                                    ------------

       HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.8%
 7,669 Blyth, Inc. (b).............................................      239,426
22,824 Clayton Homes, Inc..........................................      360,619
 9,324 Furniture Brands International, Inc. (b)....................      282,051
 6,066 Lancaster Colony Corp.......................................      216,313
10,659 Lennar Corp.................................................      652,331
11,173 Mohawk Industries, Inc. (b).................................      687,475
                                                                    ------------
                                                                       2,438,215
                                                                    ------------

       HOUSEHOLD PRODUCTS--0.3%
15,141 Energizer Holdings, Inc.....................................      415,166
                                                                    ------------

       INDUSTRIAL MACHINERY--2.0%
12,330 AGCO Corp...................................................      240,435
 5,306 Albany International Corp. (b)..............................      142,784
 7,321 Donaldson, Inc..............................................      256,528
12,571 Fastenal Co. (c)............................................      484,109
 9,136 Flowserve Corp. (b).........................................      272,253
 6,648 Harsco Corp.................................................      249,300
 4,976 Kaydon Corp.................................................      117,483

                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       INDUSTRIAL MACHINERY--(CONTINUED)
 5,661 Kennametal, Inc............................................. $    207,193
 5,555 Nordson Corp................................................      136,986
 8,157 Pentair, Inc................................................      392,189
 4,714 Stewart & Stevenson Services, Inc...........................       83,626
 7,605 Trinity Industries, Inc. (c)................................      157,576
                                                                    ------------
                                                                       2,740,462
                                                                    ------------

       INSURANCE--5.0%
 8,782 Allmerica Financial Corp....................................      405,728
 6,701 AmerUs Group Co. (c)........................................      248,607
11,382 American Financial Group, Inc...............................      272,030
14,263 Arthur J. Gallagher & Co....................................      494,213
14,124 ChoicePoint, Inc. (b).......................................      642,218
 8,498 Everest Reinsurance Group, Ltd..............................      475,463
15,841 Fidelity National Financial, Inc............................      500,576
10,305 HCC Insurance Holdings, Inc.................................      271,537
 6,768 Horace Mann Educators Corp..................................      126,359
 8,047 Mony Group, Inc.............................................      273,678
10,002 Ohio Casualty Corp. (b).....................................      209,042
19,927 Old Republic International Corp.............................      627,701
11,375 Protective Life Corp........................................      376,513
15,684 Radian Group, Inc...........................................      766,163
 4,916 Stancorp Financial Group, Inc...............................      272,838
14,931 The PMI Group, Inc..........................................      570,364
11,212 Unitrin, Inc................................................      401,053
                                                                    ------------
                                                                       6,934,083
                                                                    ------------

       INTERNET--0.7%
12,933 Checkfree Corp. (b) (c).....................................      202,272
58,862 E*Trade Group, Inc. (b).....................................      321,386
 9,520 GTECH Holdings Corp. (b)....................................      243,141
 8,006 Internet Security Systems, Inc. (c).........................      105,039
 8,537 RSA Security, Inc...........................................       41,063
                                                                    ------------
                                                                         912,901
                                                                    ------------

       INVESTMENT TRUSTS--0.1%
 1,000 Midcap SPDR Trust Series 1..................................       89,550
                                                                    ------------

       LEISURE--0.5%
10,235 Activision, Inc. (b)........................................      297,429
12,993 Callaway Golf Co............................................      205,809
15,318 Six Flags, Inc. (b).........................................      221,345
                                                                    ------------
                                                                         724,583
                                                                    ------------

       MEDICAL LABORATORIES--0.3%
 7,209 Barr Laboratories, Inc. (b) (c).............................      457,988
                                                                    ------------

       MINING--0.5%
17,881 Alaska Steel Holding Corp...................................      229,056
 8,678 Arch Coal, Inc..............................................      197,077
 3,687 Carpenter Technology Corp...................................      106,222
 9,259 GrafTech International, Ltd.................................      113,886
                                                                    ------------
                                                                         646,241
                                                                    ------------

                See accompanying notes to financial statements.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       PAPER & FOREST--0.8%
 9,141 Bowater, Inc................................................ $    496,996
 7,175 P.H. Glatfelter Co..........................................      134,890
 4,702 Potlatch Corp...............................................      159,962
 4,593 Rayonier, Inc...............................................      225,654
 8,539 Wausau Mosinee Paper Corp...................................      102,895
                                                                    ------------
                                                                       1,120,397
                                                                    ------------

       PETROLEUM SERVICES--0.4%
 8,394 Smith International, Inc. (b)...............................      572,387
                                                                    ------------

       PUBLISHING--0.2%
16,512 Reader's Digest Association, Inc............................      309,270
                                                                    ------------

       RAILROADS & EQUIPMENT--1.0%
14,008 C.H. Robinson Worldwide, Inc................................      469,688
 8,092 GATX Corp. (c)..............................................      243,569
13,991 Gartner Group, Inc. (Class B) (b)...........................      131,516
 6,025 JB HuntTransport Services, Inc. (b).........................      177,858
14,314 Swift Transportation, Inc. (b)..............................      333,516
                                                                    ------------
                                                                       1,356,147
                                                                    ------------

       REAL ESTATE--0.2%
12,689 United Rentals, Inc. (b)....................................      276,620
                                                                    ------------

       REAL ESTATE INVESTMENT TRUST--0.5%
10,361 Hospitality Properties Trust................................      378,176
15,702 New Plan Excel Realty Trust, Inc............................      327,073
                                                                    ------------
                                                                         705,249
                                                                    ------------

       RETAIL--5.2%
11,562 99 Cents Only Stores (b)....................................      296,565
16,414 Abercrombie & Fitch Co. (b).................................      395,906
11,939 American Eagle Outfitters, Inc. (b).........................      252,390
11,804 BJ's Wholesale Club, Inc....................................      454,454
11,148 Barnes & Noble, Inc. (b) (c)................................      294,642
13,525 Borders Group, Inc. (b).....................................      248,860
16,240 Brinker International, Inc. (b).............................      515,620
14,247 CDW Computer Centers., Inc. (b).............................      666,902
 6,535 Church & Dwight, Inc........................................      204,742
 8,064 Claires Stores, Inc.........................................      184,666
15,076 Copart, Inc. (b)............................................      244,683
18,825 Dollar Tree Stores, Inc. (b)................................      741,893
 6,334 Long's Drug Stores Corp.....................................      179,189
10,945 Michaels Stores, Inc. (b)...................................      426,855
 7,949 Neiman Marcus Group, Inc. (b)...............................      275,830
 3,726 Payless Shoesource, Inc. (b)................................      214,804
13,106 Ross Stores, Inc............................................      534,070
 7,691 Ruddick Corp................................................      130,439
23,603 Saks, Inc. (b)..............................................      303,063
19,064 Williams-Sonoma, Inc. (b)...................................      584,502
                                                                    ------------
                                                                       7,150,075
                                                                    ------------

       SEMICONDUCTORS--0.1%
21,768 TriQuint Semiconductor, Inc. (b)............................      139,533
                                                                    ------------

                                                                       VALUE
SHARES                                                               (NOTE 1A)
--------------------------------------------------------------------------------

       SHIPBUILDING--0.2%
 6,763 Alexander & Baldwin, Inc.................................... $    172,659
 5,700 Overseas Shipholding Group, Inc.............................      120,156
                                                                    ------------
                                                                         292,815
                                                                    ------------

       SOFTWARE--7.2%
14,547 Acxiom Corp. (b)............................................      254,427
 5,760 Advent Software, Inc. (b)...................................      148,032
21,843 Affiliated Computer Services, Inc. (b)......................    1,037,106
42,200 Ascential Software Corp.....................................      117,738
 7,448 Avocent Corp. (b)...........................................      118,572
43,898 Cadence Design Systems, Inc. (b) (c)........................      707,636
19,833 DST Systems, Inc. (b).......................................      906,566
22,854 Electronic Arts, Inc. (b)...................................    1,509,507
 5,808 Imation Corp. (b)...........................................      172,846
14,985 Jack Henry & Associates, Inc................................      250,100
12,553 Keane, Inc. (b).............................................      155,657
18,844 Legato Systems, Inc. (b)....................................       67,838
 9,749 Macromedia, Inc. (b)........................................       86,474
10,836 Mentor Graphics Corp. (b)...................................      154,088
 8,523 National Instruments Corp. (b)..............................      277,509
24,329 Networks Associates, Inc. (b)...............................      468,820
 8,651 Retek, Inc. (b).............................................      210,219
46,732 Sungard Data Systems, Inc. (b)..............................    1,237,463
16,434 Sybase, Inc. (b)............................................      173,379
 6,699 Sykes Enterprises, Inc. (b).................................       51,508
23,566 Symantec Corp. (b) (c)......................................      774,143
12,925 Synopsys, Inc...............................................      708,419
12,769 Titan Corp. (b) (c).........................................      233,545
 5,859 Transaction Systems Architects, Inc. (b)....................       68,902
13,077 Wind River Systems, Inc. (b) (c)............................       65,516
                                                                    ------------
                                                                       9,956,010
                                                                    ------------

       TOBACCO--0.7%
15,221 R.J. Reynolds Tobacco Holdings, Inc.........................      818,129
 4,336 Universal Corp..............................................      159,131
                                                                    ------------
                                                                         977,260
                                                                    ------------

       TRUCKING & FREIGHT FORWARDING--0.9%
 8,004 Airborne, Inc...............................................      153,677
 5,810 Atlas Air, Inc. (b) (c).....................................       21,497
 7,959 CNF Transportation, Inc.....................................      302,283
 7,935 EGL, Inc. (b) (c)...........................................      134,577
17,170 Expeditors International Washington, Inc....................      569,357
                                                                    ------------
                                                                       1,181,391
                                                                    ------------
       Total Common Stocks (Identified Cost $140,690,217)..........  136,024,223
                                                                    ------------

                See accompanying notes to financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

WARRANTS--0.0%


                                                      VALUE
                   SHARES                           (NOTE 1A)
                   ------------------------------------------

                          FINANCE & BANKING--0.0%
                   7,309  Dime Bancorp, Inc........   $731
                                                      ----
                          Total Warrants
                           (Identified Cost $2,888)    731
                                                      ----

SHORT TERM INVESTMENT--0.5%


           FACE                                              VALUE
          AMOUNT                                           (NOTE 1A)
         -------------------------------------------------------------

                  DISCOUNT NOTES--0.5%
         $700,000 Federal Home Loan Bank 1.800%, 07/01/02 $    700,000
                                                          ------------
                  Total Short Term Investment
                   (Identified Cost $700,000)............      700,000
                                                          ------------
                  Total Investments--98.8%
                   (Identified Cost $141,393,105) (a)....  136,724,954
                  Other assets less liabilities..........    1,615,871
                                                          ------------
                  TOTAL NET ASSETS--100%................. $138,340,825
                                                          ============


FUTURES CONTRACTS

                        NUMBER                         VALUATION
                          OF     EXPIRATION  CONTRACT    AS OF     UNREALIZED
FUTURES CONTRACTS LONG CONTRACTS    DATE      AMOUNT    6/30/02   APPRECIATION
---------------------- --------- ---------- ---------- ---------- ------------
   S & P MIDCAP 400...    11      9/19/02   $2,722,582 $2,696,650     $(25,932)
                                                                      ========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized appreciation on investments based on cost of $141,393,105 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 14,310,649
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (18,978,800)
                                                                                                               ------------
Net unrealized depreciation................................................................................... $ (4,668,151)
                                                                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $3,596,633 with cash collateral backing valued at $3,674,526.


                See accompanying notes to financial statements.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value........................            $136,724,954
      Receivable for:
       Securities sold............................                 133,863
       Fund shares sold...........................               1,853,118
       Dividends and interest.....................                  80,360
       Futures variation margin...................                   6,965
       Collateral for securities loaned...........               3,674,526
                                                              ------------
        Total Assets..............................             142,473,786
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $    4,528
       Securities purchased.......................    250,581
       Due to custodian bank......................     83,630
       Return of collateral for securities
        loaned....................................  3,674,526
      Accrued expenses:
       Management fees............................     43,471
       Other expenses.............................     76,225
                                                   ----------
        Total Liabilities.........................               4,132,961
                                                              ------------
    NET ASSETS....................................            $138,340,825
                                                              ============
      Net assets consist of:
       Capital paid in............................            $144,779,347
       Undistributed net investment income........                 351,598
       Accumulated net realized gains (losses)....              (2,096,037)
       Unrealized appreciation (depreciation) on
        investments and futures contracts.........              (4,694,083)
                                                              ------------
    NET ASSETS....................................            $138,340,825
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($123,599,051 divided by 12,282,445
     shares of beneficial interest)...............            $      10.06
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($11,381,983 divided by 1,135,384 shares
     of beneficial interest)......................            $      10.02
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($3,359,791 divided by 334,235 shares of
     beneficial interest).........................            $      10.05
                                                              ============
    Identified cost of investments................            $141,393,105
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

   INVESTMENT INCOME
     Dividends..................................              $   589,339
     Interest...................................                   57,589 (a)
                                                              -----------
                                                                  646,928
   EXPENSES
     Management fees............................ $   152,454
     Service and distribution fees--Class B.....      10,463
     Service and distribution fees--Class E.....         867
     Directors' fees and expenses...............       5,677
     Custodian..................................      64,959
     Audit and tax services.....................       9,163
     Legal......................................         339
     Printing...................................      33,209
     Insurance..................................         479
     Miscellaneous..............................      11,482
                                                 -----------
     Total expenses before reimbursements.......     289,092
     Expense reimbursements.....................      (3,344)     285,748
                                                 -----------  -----------
   NET INVESTMENT INCOME........................                  361,180
                                                              -----------
   REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
      Investments--net..........................    (383,816)
      Futures contracts--net....................    (652,660)  (1,036,476)
                                                 -----------
     Unrealized appreciation (depreciation) on:
      Investments--net..........................  (5,590,894)
      Futures contracts--net....................     (62,729)  (5,653,623)
                                                 -----------  -----------
   Net gain (loss)..............................               (6,690,099)
                                                              -----------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS.............................              $(6,328,919)
                                                              ===========

(a)Income on securities loaned $17,836

                See accompanying notes to financial statements.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    361,180  $    575,627
  Net realized gain (loss)..........................................   (1,036,476)     (619,575)
  Unrealized appreciation (depreciation)............................   (5,653,623)    1,186,226
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (6,328,919)    1,142,278
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................     (421,629)     (132,193)
    Class B.........................................................      (25,147)       (1,876)
    Class E.........................................................       (4,848)            0
                                                                     ------------  ------------
                                                                         (451,624)     (134,069)
                                                                     ------------  ------------
   Net realized gain................................................
    Class A.........................................................            0      (257,041)
    Class B.........................................................            0        (3,646)
                                                                     ------------  ------------
                                                                                0      (260,687)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (451,624)     (394,756)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   41,721,261    40,718,577
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   34,940,718    41,466,099

NET ASSETS
  Beginning of the period...........................................  103,400,107    61,934,008
                                                                     ------------  ------------
  End of the period................................................. $138,340,825  $103,400,107
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    351,598  $    442,042
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2002          DECEMBER 31, 2001
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales....................................................... 3,319,514  $35,778,090   4,700,670  $ 47,191,802
  Reinvestments...............................................    37,345      421,629      38,424       389,233
  Redemptions.................................................  (395,125)  (4,246,073) (1,238,362)  (12,549,128)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease)..................................... 2,961,734  $31,953,646   3,500,732  $ 35,031,907
                                                               =========  ===========  ==========  ============
CLASS B
  Sales.......................................................   661,625  $ 7,139,549     687,866  $  6,907,792
  Reinvestments...............................................     2,233       25,147         547         5,523
  Redemptions.................................................   (93,832)  (1,002,504)   (123,055)   (1,226,745)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   570,026  $ 6,162,192     565,358  $  5,686,570
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   398,715  $ 4,296,010          10  $        100
  Reinvestments...............................................       430        4,848           0             0
  Redemptions.................................................   (64,920)    (695,435)          0             0
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   334,225  $ 3,605,423          10  $        100
                                                               =========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions. 3,865,985  $41,721,261   4,066,100  $ 40,718,577
                                                               =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                          CLASS A                               CLASS B
                                         --------------------------------------     ---------------------------
                                          SIX MONTHS                JULY 5, 2000(A) SIX MONTHS   JANUARY 2, 2001(A)
                                            ENDED       YEAR ENDED      THROUGH       ENDED           THROUGH
                                           JUNE 30,    DECEMBER 31,  DECEMBER 31,    JUNE 30,       DECEMBER 31,
                                             2002          2001          2000          2002             2001
                                         ----------    ------------ --------------- ----------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  10.46       $ 10.64        $ 10.00      $ 10.43           $10.54
                                          --------       -------        -------      -------           ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.02          0.06           0.03         0.01             0.04
 Net realized and unrealized gain
   (loss) on investments................     (0.38)        (0.19)          0.66        (0.39)           (0.10)
                                          --------       -------        -------      -------           ------
 Total from investment operations.......     (0.36)        (0.13)          0.69        (0.38)           (0.06)
                                          --------       -------        -------      -------           ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (0.04)        (0.02)         (0.03)       (0.03)           (0.02)
 Distributions from net realized
   capital gains........................      0.00         (0.03)         (0.02)        0.00            (0.03)
                                          --------       -------        -------      -------           ------
 Total distributions....................     (0.04)        (0.05)         (0.05)       (0.03)           (0.05)
                                          --------       -------        -------      -------           ------
NET ASSET VALUE, END OF PERIOD..........  $  10.06       $ 10.46        $ 10.64      $ 10.02           $10.43
                                          ========       =======        =======      =======           ======
TOTAL RETURN (%)........................      (3.5)(b)      (1.2)           6.8 (b)     (3.7)(b)          3.1 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.45 (c)      0.45           0.45 (c)     0.70 (c)         0.70 (c)
Ratio of net investment income to
 average net assets (%).................      0.61 (c)      0.71           0.92 (c)     0.36 (c)         0.48 (c)
Portfolio turnover rate (%).............        50 (c)        45            124 (c)       50 (c)           45 (c)
Net assets, end of period (000).........  $123,599       $97,505        $61,934      $11,382           $5,895
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........      0.46 (c)      0.52           0.83 (c)     0.71 (c)         0.77 (c)

                                                                       CLASS E
                                                             -----------------------
                                                             SIX MONTHS   MAY 1, 2001(A)
                                                               ENDED         THROUGH
                                                              JUNE 30,     DECEMBER 31,
                                                                2002           2001
                                                             ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.45         $10.54
                                                               ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.03           0.00
 Net realized and unrealized gain (loss) on investments.....    (0.39)         (0.09)
                                                               ------         ------
 Total from investment operations...........................    (0.36)         (0.09)
                                                               ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.04)          0.00
                                                               ------         ------
 Total distributions........................................    (0.04)          0.00
                                                               ------         ------
NET ASSET VALUE, END OF PERIOD..............................   $10.05         $10.45
                                                               ======         ======
TOTAL RETURN (%)............................................     (3.5)(b)       (0.9)(b)
Ratio of operating expenses to average net assets (%).......      .60 (c)       0.60 (c)
Ratio of net investment income to average net assets (%)....     0.44 (c)       0.00 (c)
Portfolio turnover rate (%).................................       50 (c)         45 (c)
Net assets, end of period (000).............................   $3,360         $ 0.10
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................     0.61 (c)       0.67 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 CAPITAL GROWTH.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
 $185.8 MILLION

   PORTFOLIO
    MANAGER
ROBERT GENDELMAN

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Portfolio returned +1.1%, underperforming its benchmark, the S&P MidCap 400/BARRA Value Index/8/, which returned +3.5%. However, the Portfolio outperformed the average return of its peer group, the Lipper Variable Insurance Products Mid Cap Value Funds/15/, which declined 0.4% for the same period. Our holdings within Financials, Health Care, and Industrials were most responsible for Portfolio's positive performance. An overall decline in our Information Technology holdings limited total return.

PORTFOLIO ACTIVITY
Our overweight allocations to Financials, Health Care, and Consumer Discretionary benefited portfolio performance relative to the S&P benchmark. The overall returns of portfolio holdings in each sector, while positive, were not as robust as index sector components, resulting in a lower portfolio total return as compared to the benchmark in the six-month period. Information Technology (IT) was the largest detractor from total return in both the portfolio and the index. Our IT holdings, however, experienced less of a decline versus index components. In addition, we benefited from our decision to have lower exposure to the sector. Our underweighted sector allocations to Telecommunication Services and Utilities also benefited the Portfolio's performance.

PORTFOLIO OUTLOOK
We believe we have done well in protecting capital in difficult economic and financial market environments, and expect to participate meaningfully in average and robust environments. Currently, although we remain concerned about the overall environment, we remain confident in the nature of our Portfolio holdings.

In the beginning of the year, we decided to limit exposure to economically sensitive companies, as we believed many stock valuations already discounted optimistic scenarios, leaving little-to-no room for upside price appreciation. This positioning proved beneficial to our portfolio's performance as many of these stocks experienced declines as the investment community became disappointed with the progression of the economic and, particularly, profit recoveries. In addition, we have benefited from our avoidance of major accounting scandal landmines. We believe this is one advantage of investing in the mid-capitalization range. As the business models of mid-sized companies tend to be simpler than their large-cap counterparts (they generally operate fewer lines of business), the companies are easier to analyze and would have a harder time concealing accounting improprieties. Nevertheless, our rigorous scrutiny of balance sheets and cash flow and income statements has provided, in our opinion, an edge versus our competitors.

There are other factors that we believe make mid-caps attractive. The asset class offers, in our opinion, the best of both worlds: historically higher returns than their large-cap counterparts, and less risk than small-caps. In addition, the asset class provides more 'variety of choice' than large-caps (i.e. there are roughly three times the number of companies in the mid-cap range than the large-cap universe) and more liquidity than small-caps.

As the negative issues undermining equity market performance dissipate over time and the economic recovery continues to progress, we believe we will begin to see a recovery in corporate profits and market performance. The questions that remain are "when?" and "who will survive?" We continue to invest in what we believe are attractively-valued high-quality companies possessing superior business models, strong balance sheets, capable management teams and attractive returns on equity and invested capital. We are confident that the companies in which we are invested will be survivors.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              LINCARE HOLDINGS, INC...................    2.4%
              MANPOWER, INC...........................    2.3
              CIGNA CORP..............................    2.3
              AUTONATION, INC.........................    2.2
              LOEWS CORP..............................    2.2
              DAVITA, INC.............................    2.2
              LEHMAN BROTHERS HOLDINGS, INC...........    2.1
              FOOT LOCKER, INC........................    2.1
              LIZ CLAIBORNE, INC......................    1.8
              GTECH HOLDINGS CORP.....................    1.8

  A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400/BARRA VALUE INDEX SINCE
                                    11/9/98


                                    [CHART]

      Neuberger Berman Partners    S&P MidCap 400
       Mid Cap Value Portfolio   Barra Value Index
      -------------------------  -----------------
11/98         $10,000                  $10,000
 6/99          12,704                   11,296
 6/00          13,547                   11,315
 6/01          16,104                   15,038
 6/02          15,970                   15,499

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                               NEUBERGER BERMAN
                            PARTNERS MID CAP VALUE           S&P
                                   PORTFOLIO           MIDCAP 400/BARRA
                         CLASS A  CLASS B    CLASS E     VALUE INDEX
         6 Months           1.1%   0.9%       1.1%            3.5%
         1 Year           - 0.8   -1.2       -0.8             3.1
         3 Years            7.9     --         --            11.1
         Since Inception   13.6   -0.7/(a)/  -0.4/(a)/       12.7

--------------------------------------------------------------------------------
 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--96.1% OF TOTAL NET ASSETS


                                                          VALUE
             SHARES                                     (NOTE 1A)
             ------------------------------------------------------

                     APPAREL & TEXTILES--1.8%
             105,700 Liz Claiborne, Inc............... $  3,361,260
                                                       ------------

                     AUTO PARTS--1.6%
              64,200 Lear Corp. (b)...................    2,969,250
                                                       ------------

                     BANKS--8.7%
              51,500 City National Corp...............    2,768,125
              40,000 Comerica, Inc....................    2,456,000
               4,000 Cullen Frost Bankers, Inc. (b)...      143,800
              35,000 Golden State Bancorp, Inc........    1,268,750
              58,800 Greenpoint Financial Corp........    2,887,080
              50,000 North Fork Bancorporation, Inc...    1,990,500
              91,700 SouthTrust Corp..................    2,395,204
              45,500 TCF Financial Corp...............    2,234,050
                                                       ------------
                                                         16,143,509
                                                       ------------

                     BIOTECHNOLOGY--1.0%
              97,000 Genzyme Corp. (b)................    1,866,280
                                                       ------------

                     BROADCASTING--0.7%
              51,500 USA Networks, Inc. (b)...........    1,207,675
                                                       ------------

                     BUILDING & CONSTRUCTION--1.8%
              44,600 American Standard Cos., Inc. (b).    3,349,460
                                                       ------------

                     BUSINESS SERVICES--7.9%
              43,700 H&R Block, Inc...................    2,016,755
             116,100 Manpower, Inc....................    4,266,675
              61,000 Pitney Bowes, Inc................    2,422,920
              91,800 Valassis Communications, Inc. (b)    3,350,700
              98,700 Viad Corp........................    2,566,200
                                                       ------------
                                                         14,623,250
                                                       ------------

                     CHEMICALS--2.5%
              50,800 Air Products & Chemicals, Inc....    2,563,876
              45,500 Vulcan Materials Co..............    1,992,900
                                                       ------------
                                                          4,556,776
                                                       ------------

                     COMMUNICATION SERVICES--1.2%
              56,500 A.H. Belo Corp...................    1,277,465
              39,900 Regal Entertainment Group........      930,468
                                                       ------------
                                                          2,207,933
                                                       ------------

                     DOMESTIC OIL--7.1%
              44,250 Apache Corp......................    2,543,490
              65,900 Equitable Resources, Inc.........    2,260,370
              89,200 Ocean Energy, Inc. (b)...........    1,932,964
              75,000 Sunoco, Inc......................    2,672,250
              42,200 Talisman Energy, Inc.............    1,905,330
              89,849 XTO Energy, Inc..................    1,850,890
                                                       ------------
                                                         13,165,294
                                                       ------------

                     DRUGS & HEALTH CARE--8.6%
              46,200 Anthem, Inc......................    3,117,576

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  DRUGS & HEALTH CARE--(CONTINUED)
           22,200 C.R. Bard, Inc........................ $  1,256,076
          172,700 DaVita, Inc. (b)......................    4,110,260
          139,700 Lincare Holdings, Inc. (b)............    4,512,310
          114,600 Omnicare, Inc.........................    3,009,396
                                                         ------------
                                                           16,005,618
                                                         ------------

                  ELECTRIC UTILITIES--0.9%
           32,237 Exelon Corp...........................    1,685,995
                                                         ------------

                  ELECTRICAL EQUIPMENT--1.2%
           63,400 Harris Corp...........................    2,297,616
                                                         ------------

                  ELECTRONICS--1.2%
           61,300 Mettler Toledo International, Inc. (b)    2,260,131
                                                         ------------

                  FINANCIAL SERVICES--5.7%
           58,300 Federated Investors, Inc. (Class B)...    2,015,431
          131,700 Indymac Bancorp, Inc. (b).............    2,986,956
           47,000 John Hancock Financial Services, Inc..    1,654,400
           63,600 Lehman Brothers Holdings, Inc.........    3,976,272
                                                         ------------
                                                           10,633,059
                                                         ------------

                  FOOD & BEVERAGES--2.9%
          198,495 Archer-Daniels-Midland Co.............    2,538,751
           78,500 Dean Foods Co. (c)....................    2,928,050
                                                         ------------
                                                            5,466,801
                                                         ------------

                  GAS & OIL EXPLORATION--0.9%
           40,700 Noble Corp............................    1,571,020
                                                         ------------

                  INDUSTRIAL MACHINERY--0.6%
           22,300 Parker Hannifin Corp..................    1,065,717
                                                         ------------

                  INSURANCE--15.0%
           41,400 Ambac Financial Group, Inc............    2,782,080
           43,300 CIGNA Corp............................    4,218,286
           77,900 Loews Corp............................    4,127,921
           38,400 MBIA, Inc.............................    2,170,752
           60,300 PartnerRe, Ltd. (ADR).................    2,951,685
           62,000 Radian Group, Inc.....................    3,028,700
           31,600 The Chubb Corp........................    2,237,280
           97,500 The Principal Financial Group, Inc....    3,022,500
           39,300 Xl Capital, Ltd.......................    3,328,710
                                                         ------------
                                                           27,867,914
                                                         ------------

                  INTERNET--1.8%
          131,600 GTECH Holdings Corp. (b)..............    3,361,064
                                                         ------------

                  LEISURE--1.1%
           75,800 Brunswick Corp........................    2,122,400
                                                         ------------

                See accompanying notes to financial statements.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENT--6.4%

                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

               PUBLISHING--1.2%
        18,000 Knight Ridder, Inc........................... $  1,133,100
        59,100 Reader's Digest Association, Inc.............    1,106,943
                                                             ------------
                                                                2,240,043
                                                             ------------

               RAILROADS & EQUIPMENT--1.3%
        69,400 CSX Corp.....................................    2,432,470
                                                             ------------

               REAL ESTATE INVESTMENT TRUST--3.5%
        98,300 Archstone-Smith Trust........................    2,624,610
        52,800 AvalonBay Communities, Inc...................    2,465,760
        31,500 Vornado Realty Trust.........................    1,455,300
                                                             ------------
                                                                6,545,670
                                                             ------------

               RETAIL--8.5%
       287,500 Autonation, Inc..............................    4,168,750
        84,600 Brinker International, Inc. (b)..............    2,686,050
       267,500 Foot Locker, Inc.............................    3,865,375
        66,500 May Department Stores Co.....................    2,189,845
        50,700 Payless Shoesource, Inc. (b).................    2,922,855
                                                             ------------
                                                               15,832,875
                                                             ------------

               SOFTWARE--4.5%
       155,400 Cadence Design Systems, Inc. (b).............    2,505,048
       184,800 Computer Associates International, Inc.......    2,936,472
        73,499 Fair Issac & Co., Inc. (c)...................    2,415,912
        41,800 Sybase, Inc. (b).............................      440,990
                                                             ------------
                                                                8,298,422
                                                             ------------

               TRANSPORTATION--2.9%
        46,900 Canadian National Railway Co. (ADR)..........    2,429,420
        79,700 Teekay Shipping Corp.........................    2,941,727
                                                             ------------
                                                                5,371,147
                                                             ------------
               Total Common Stocks (Identified Cost
                $169,614,848)...............................  178,508,649
                                                             ------------

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--6.4%
    $12,003,000 State Street Corp. Repurchase Agreement dated
                 06/28/02 at 0.650% to be repurchased at
                 $12,003,650 on 07/01/02, collateralized
                 by $12,145,000 U.S. Treasury Note 3.000%
                 due 01/31/04 with a value of
                 $12,369,865................................. $ 12,003,000
                                                              ------------
                Total Short Term Investment
                 (Identified Cost $12,003,000)...............   12,003,000
                                                              ------------
                Total Investments--102.5%
                 (Identified Cost $181,617,848) (a)..........  190,511,649
                Other assets less liabilities................   (4,722,690)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $185,788,959
                                                              ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized appreciation on investments based on cost of $181,617,848 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $14,136,243
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (5,242,442)
                                                                -----------
    Net unrealized appreciation................................ $ 8,893,801
                                                                ===========

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $1,745,433 with collateral backing valued at $1,811,456.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.........................            $190,511,649
      Cash.........................................                     441
      Receivable for:
       Securities sold.............................                 487,702
       Fund shares sold............................                 171,225
       Dividends and interest......................                 150,714
       Collateral for securities loaned............               1,811,456
                                                               ------------
        Total Assets...............................             193,133,187
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  765,774
       Securities purchased........................  4,586,109
       Withholding taxes...........................      2,247
       Return of collateral for securities loaned..  1,811,456
      Accrued expenses:
       Management fees.............................    105,751
       Other expenses..............................     72,891
                                                    ----------
        Total Liabilities..........................               7,344,228
                                                               ------------
    NET ASSETS.....................................            $185,788,959
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $176,572,988
       Undistributed net investment income.........                 404,317
       Accumulated net realized gains (losses).....                 (82,282)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........               8,893,936
                                                               ------------
    NET ASSETS.....................................            $185,788,959
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($177,763,376 divided by 12,456,966
     shares of beneficial interest)................            $      14.27
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($6,280,851 divided by 441,915 shares of
     beneficial interest)..........................            $      14.21
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($1,744,732 divided by 122,360 shares of
     beneficial interest)..........................            $      14.26
                                                               ============
    Identified cost of investments.................            $181,617,848
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

      INVESTMENT INCOME
        Dividends...............................            $1,035,052 (a)
        Interest................................                36,746 (b)
                                                            ----------
                                                             1,071,798
      EXPENSES
        Management fees......................... $ 600,620
        Service and distribution fees--Class B..     4,869
        Service and distribution fees--Class E..       421
        Directors' fees and expenses............     5,678
        Custodian...............................    44,838
        Audit and tax services..................     9,163
        Legal...................................       472
        Printing................................    40,155
        Insurance...............................       937
        Miscellaneous...........................     1,901
                                                 ---------
        Total expenses before reductions........   709,054
        Expense reductions......................   (44,197)    664,857
                                                 ---------  ----------
      NET INVESTMENT INCOME.....................               406,941
                                                            ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................               928,467
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (351,469)
        Foreign currency transactions--net......       200    (351,269)
                                                 ---------  ----------
      Net gain (loss)...........................               577,198
                                                            ----------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
       OPERATIONS...............................            $  984,139
                                                            ==========

(a)Net of foreign taxes of $3,481
(b)Income on securities loaned $6,879

                See accompanying notes to financial statements.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    406,941  $  1,422,706
  Net realized gain (loss)..........................................      928,467     1,938,122
  Unrealized appreciation (depreciation)............................     (351,269)   (7,122,181)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................      984,139    (3,761,353)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (167,169)     (277,956)
    Class B.........................................................       (2,000)            0
    Class E.........................................................         (561)            0
                                                                     ------------  ------------
                                                                         (169,730)     (277,956)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................     (346,278)   (2,924,102)
    Class B.........................................................       (8,288)            0
    Class E.........................................................       (1,161)            0
                                                                     ------------  ------------
                                                                         (355,727)   (2,924,102)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (525,457)   (3,202,058)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   22,814,354    38,123,159
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   23,273,036    31,159,748

NET ASSETS
  Beginning of the period...........................................  162,515,923   131,356,175
                                                                     ------------  ------------
  End of the period................................................. $185,788,959  $162,515,923
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    404,317  $    167,106
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,228,806  $ 32,676,352   4,725,649  $ 66,285,927
  Reinvestments...............................................     34,116       513,447     226,614     3,202,058
  Redemptions................................................. (1,108,703)  (16,094,305) (2,510,125)  (33,759,535)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,154,219  $ 17,095,494   2,442,138  $ 35,728,450
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    311,424  $  4,539,613     206,920  $  2,863,028
  Reinvestments...............................................        686        10,288           0             0
  Redemptions.................................................    (40,909)     (592,939)    (36,206)     (500,621)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    271,201  $  3,956,962     170,714  $  2,362,407
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    146,866  $  2,152,628       2,275  $     32,302
  Reinvestments...............................................        115         1,722           0             0
  Redemptions.................................................    (26,896)     (392,452)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    120,085  $  1,761,898       2,275  $     32,302
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,545,505  $ 22,814,354   2,615,127  $ 38,123,159
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                           CLASS A
                                                   ----------------------------------------------------
                                                    SIX MONTHS                                NOVEMBER 9,
                                                      ENDED        YEAR ENDED DECEMBER 31,      1998(A)
                                                     JUNE 30,    ---------------------------    THROUGH
                                                       2002        2001      2000      1999   DECEMBER 31,
                                                   ----------    --------  --------  -------      1998
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  14.16     $  14.82  $  11.97  $ 10.73     $10.00
                                                    --------     --------  --------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................      0.03         0.13      0.04     0.06       0.03
 Net realized and unrealized gain (loss) on
   investments....................................      0.12        (0.50)     3.35     1.80       0.71
                                                    --------     --------  --------  -------     ------
 Total from investment operations.................      0.15        (0.37)     3.39     1.86       0.74
                                                    --------     --------  --------  -------     ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     (0.01)       (0.03)    (0.04)   (0.07)     (0.01)
 Distributions from net realized capital gains....     (0.03)       (0.26)    (0.50)   (0.55)      0.00
                                                    --------     --------  --------  -------     ------
 Total distributions..............................     (0.04)       (0.29)    (0.54)   (0.62)     (0.01)
                                                    --------     --------  --------  -------     ------
NET ASSET VALUE, END OF PERIOD....................  $  14.27     $  14.16  $  14.82  $ 11.97     $10.73
                                                    ========     ========  ========  =======     ======
TOTAL RETURN (%)..................................       1.1 (b)     (2.5)     28.3     17.6        7.4 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      0.81 (c)     0.81      0.87     0.72       0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      0.76 (c)     0.69      0.76       --         -- (c)
Ratio of net investment income to average net
 assets (%).......................................      0.47 (c)     0.90      0.58     0.86       2.61 (c)
Portfolio turnover rate (%).......................        95 (c)      212       207      134         21 (c)
Net assets, end of period (000)...................  $177,763     $160,074  $131,356  $38,722     $8,647
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............        --           --        --     1.18       1.86 (c)

                                                              CLASS B                     CLASS E
                                                    -----------------------     -----------------------
                                                    SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                                      ENDED         THROUGH       ENDED         THROUGH
                                                     JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,
                                                       2002           2001         2002           2001
                                                    ----------   -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $14.12         $14.36       $14.15         $14.37
                                                      ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.............................     0.01           0.04         0.02           0.00
 Net realized and unrealized gain (loss) on
   investments.....................................     0.12          (0.28)        0.13          (0.22)
                                                      ------         ------       ------         ------
 Total from investment operations..................     0.13          (0.24)        0.15          (0.22)
                                                      ------         ------       ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income..........    (0.01)          0.00        (0.01)          0.00
 Distributions from net realized capital gains.....    (0.03)          0.00        (0.03)          0.00
                                                      ------         ------       ------         ------
 Total distributions...............................    (0.04)          0.00        (0.04)          0.00
                                                      ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD.....................   $14.21         $14.12       $14.26         $14.15
                                                      ======         ======       ======         ======
TOTAL RETURN (%)...................................      0.9 (b)       (1.7)(b)      1.1 (b)       (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).....................     1.06 (c)       1.06 (c)     0.96 (c)       0.96 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)..................     1.01 (c)       0.97 (c)     0.92 (c)       0.87 (c)
Ratio of net investment income to average net
 assets (%)........................................     0.22 (c)       0.77 (c)     0.31 (c)       0.67 (c)
Portfolio turnover rate (%)........................       95 (c)        212 (c)       95 (c)        212 (c)
Net assets, end of period (000)....................   $6,281         $2,410       $1,745         $   32

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 MAXIMUM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  4/29/88

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $837 MILLION

    PORTFOLIO
     MANAGER
CATHERINE DUDLEY,
       CFA

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the State Street Research Aggressive Growth Portfolio returned -18.9%. It outperformed its benchmark, the Russell MidCap Growth Index,/1/ which returned -19.7%, but underperformed the Standard & Poor's 500 Composite Stock Index/3/, which returned -13.2% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Mid Cap Growth Funds/15/, was -19.9% for the six month period. The Portfolio's performance can be attributed primarily to a declining stock market in the face of investor concerns about corporate governance and accounting issues.

PORTFOLIO ACTIVITY
During one of the worst periods for the stock market in 30 years, the Portfolio performed in line with its peer group and benchmark, but offered few opportunities for positive gains. Poor stock selection in the producer durables segment hurt our performance, as did our light exposure to the materials and processing sector. Although the latter is a relatively small piece of the index, it was one of the few sectors with absolute positive performance. The Portfolio was also hurt by its heavy emphasis on drugs and pharmaceutical companies. However, we continue to believe that the business prospects for these industries, as well as healthcare facilities, in the healthcare sector, are sound and we continue to emphasize them in the Portfolio.

Although we began to consider an increase in exposure to technology stocks six months ago, we continued to maintain an underweight in technology relative to the index because we do not see a timely rebound in profitability in the near-term environment. Our lighter weighting in technology was a plus for the Portfolio in the final three months of the period.

The top performing industries for the six-month period were commercial services, where we were overweighted, and biotechnology and software, where we were underweighted during a period of extremely negative performance. However, any benefit from biotechnology was offset by negative performance from drugs and pharmaceuticals.

PORTFOLIO OUTLOOK
Our outlook for the period ahead is clouded by uncertainty. Although the economy is recovering, there are crosscurrents that make it difficult to gauge either the strength or the extent of the rebound. Over the past six months, the stock market has failed to respond to economic growth and expectations for higher profits because it has been far more occupied with the negative news on corporate accounting and management practices, and that trend could continue. Against that backdrop, we have focused our investments in companies with strong earnings growth potential, strong financial statements, quality management teams, and uncomplicated business strategies. Among these, the Portfolio's three largest investments are: Intuit, a software company; Investors Financial, a company that provides services to mutual fund, banking, insurance and other financial companies; and Triad Hospitals, a for-profit hospital operating primarily in urban markets where the outlook for pricing is favorable. While these companies are not insulated from short-term speculative fervor or negative investor psychology, we believe they are the types of companies that will prevail over the long term. With our shareholders' interests in mind, we continue to invest for the long-term.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              INTUIT, INC.............................    2.9%
              INVESTORS FINANCIAL SERVICES CORP.......    2.7
              TRIAD HOSPITALS, INC....................    2.6
              PEPSI BOTTLING GROUP, INC...............    2.2
              MIDCAP SPDR TRUST SERIES 1..............    2.1
              BARR LABORATORIES, INC..................    2.1
              KOHL'S CORP.............................    2.0
              BRINKER INTERNATIONAL, INC..............    2.0
              LEXMARK INTERNATIONAL, INC..............    2.0
              EBAY, INC...............................    1.9

 A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND RUSSELL MIDCAP GROWTH
                              INDEX SINCE 6/30/92


                                    [CHART]

            State Street Research     Russell MidCap
          Aggressive Growth Portfolio  Growth Index  S&P 500 Index
          ---------------------------  ------------  -------------
6/1992              $10,000               $10,000       $10,000
6/1993               13,258                11,866        11,361
6/1994               13,367                12,113        11,520
6/1995               17,475                15,313        14,518
6/1996               21,648                18,926        18,290
6/1997               20,526                22,256        24,634
6/1998               24,742                27,600        32,060
6/1999               25,836                33,207        39,357
6/2000               35,828                49,343        42,213
6/2001               26,020                33,794        35,956
6/2002               18,842                24,894        29,493

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                             STATE STREET RESEARCH          RUSSELL
                             AGGRESSIVE GROWTH PORTFOLIO MIDCAP GROWTH S&P 500
                             CLASS A       CLASS E           INDEX      INDEX
             6 Months         -18.9%        -18.9%           -19.7%     -13.2%
             1 Year           -27.6         -27.6            -26.3      -18.0
             3 Years          -10.0            --            - 9.2      - 9.2
             5 Years          - 1.7            --              2.3        3.7
             10 Years           6.5            --              9.6       11.4

--------------------------------------------------------------------------------
 The average annual return of the Class E shares from their May 1, 2001 inception date through the end of the period was -26.2%.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.




                See footnotes to Portfolio Manager Commentary.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--92.4% OF TOTAL NET ASSETS


                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            APPAREL & TEXTILES--3.6%
    426,200 Jones Apparel Group, Inc. (b)..................... $ 15,982,500
    261,300 NIKE, Inc. (Class B)..............................   14,018,745
                                                               ------------
                                                                 30,001,245
                                                               ------------

            BUSINESS SERVICES--4.3%
    518,496 Concord EFS, Inc. (b).............................   15,627,469
    203,700 Corporate Executive Board Co. (b).................    6,976,725
    417,100 Paychex, Inc......................................   13,051,059
                                                               ------------
                                                                 35,655,253
                                                               ------------

            COMMUNICATION SERVICES--1.8%
    470,500 Univision Communications, Inc. (b) (c)............   14,773,700
                                                               ------------

            COMMUNICATIONS--0.5%
    226,000 Brocade Communications Systems, Inc. (b)..........    3,950,480
                                                               ------------

            COMPUTERS & BUSINESS EQUIPMENT--8.5%
    365,800 Apple Computer, Inc...............................    6,481,976
    473,900 Emulex Corp. (c)..................................   10,667,489
    303,400 Lexmark International, Inc. (b)...................   16,504,960
    242,200 Novellus Systems, Inc.............................    8,234,800
    627,900 Polycom, Inc. (b) (c).............................    7,528,521
    407,700 QLogic Corp.......................................   15,533,370
    263,700 Teradyne, Inc.....................................    6,196,950
                                                               ------------
                                                                 71,148,066
                                                               ------------

            DOMESTIC OIL--3.7%
    270,800 EOG Resources, Inc................................   10,750,760
    516,000 Ocean Energy, Inc. (b)............................   11,181,720
    454,200 XTO Energy, Inc...................................    9,356,520
                                                               ------------
                                                                 31,289,000
                                                               ------------

            DRUGS & HEALTH CARE--21.4%
    293,900 Alcon, Inc........................................   10,066,075
    369,300 Andrx Corp. (b)...................................    9,960,021
    309,700 Biogen, Inc.......................................   12,830,871
    313,400 Boston Scientific Corp............................    9,188,888
    217,100 CV Therapeutics, Inc. (b) (c).....................    4,042,402
    620,100 Caremark Rx, Inc. (b).............................   10,231,650
    319,900 Community Health Systems, Inc. (c)................    8,573,320
    240,300 Intermune, Inc. (b) (c)...........................    5,070,330
    539,800 King Pharmaceuticals, Inc. (b)....................   12,010,550
    499,000 McKesson Corp.....................................   16,317,300
    156,600 Quest Diagnostics, Inc. (b) (c)...................   13,475,430
    130,600 St. Jude Medical, Inc. (b)........................    9,644,810
    239,700 Teva Pharmaceutical Industries, Ltd. (ADR)........   16,007,166
    516,600 Triad Hospitals, Inc. (b).........................   21,893,508
    127,000 Wellpoint Health Networks, Inc. (b)...............    9,881,870
    272,000 Zimmer Holdings, Inc..............................    9,699,520
                                                               ------------
                                                                178,893,711
                                                               ------------

            ELECTRONICS--1.0%
    392,300 Intersil Corp.....................................    8,387,374
                                                               ------------

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            FINANCIAL SERVICES--2.7%
    678,800 Investors Financial Services Corp................. $ 22,766,952
                                                               ------------

            FOOD & BEVERAGE--3.6%
    179,900 Coors Adolph Co. (Class B)........................   11,207,770
    611,600 Pepsi Bottling Group, Inc.........................   18,837,280
                                                               ------------
                                                                 30,045,050
                                                               ------------

            GAS & OIL EXPLORATION--2.2%
    275,300 Noble Corp........................................   10,626,580
    188,900 Weatherford International, Ltd. (c)...............    8,160,480
                                                               ------------
                                                                 18,787,060
                                                               ------------

            HOTELS & RESTAURANTS--3.7%
    257,500 Mandalay Resort Group (b).........................    7,099,275
    427,500 Starbucks Corp....................................   10,623,375
    453,400 Yum! Brands, Inc..................................   13,261,950
                                                               ------------
                                                                 30,984,600
                                                               ------------

            INSURANCE--4.3%
    307,733 ChoicePoint, Inc. (b).............................   13,992,620
    341,400 RenaissanceRe Holdings (c)........................   12,495,240
    114,700 Xl Capital, Ltd...................................    9,715,090
                                                               ------------
                                                                 36,202,950
                                                               ------------

            INTERNET--0.7%
    367,000 Checkfree Corp. (b) (c)...........................    5,739,880
                                                               ------------

            INVESTMENT TRUSTS--3.4%
    199,700 Midcap SPDR Trust Series 1........................   17,883,135
    405,000 Nasdaq 100 Trust..................................   10,558,350
                                                               ------------
                                                                 28,441,485
                                                               ------------

            LEISURE--1.0%
    197,700 Harrah Entertainment, Inc. (b)....................    8,767,995
                                                               ------------

            MEDICAL LABORATORIES--2.1%
    276,500 Barr Laboratories, Inc. (b) (c)...................   17,566,045
                                                               ------------

            MINING--0.9%
    288,600 Newmont Mining Corp...............................    7,598,838
                                                               ------------

            PETROLEUM SERVICES--1.1%
    262,000 BJ Services Co....................................    8,876,560
                                                               ------------

            RETAIL--13.8%
    320,500 Abercrombie & Fitch Co. (b).......................    7,730,460
    220,900 Barnes & Noble, Inc. (b) (c)......................    5,838,387
    523,500 Brinker International, Inc. (b)...................   16,621,125
    254,500 Chico's FAS, Inc. (b) (c).........................    9,243,440
    603,500 Circuit City Stores, Inc..........................   11,315,625
    244,400 Kohl's Corp.......................................   17,127,552
    696,800 Staples, Inc......................................   13,726,960
    613,700 The Gap, Inc......................................    8,714,540

                See accompanying notes to financial statements.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                            (NOTE 1A)
        ---------------------------------------------------------------
            264,300 Tiffany & Co.......................... $  9,303,360
            264,900 eBay, Inc. (b) (c)....................   16,323,138
                                                           ------------
                                                            115,944,587
                                                           ------------

                    SEMICONDUCTORS--2.8%
            650,100 Altera Corp...........................    8,841,360
            500,700 National Semiconductor Corp...........   14,605,419
                                                           ------------
                                                             23,446,779
                                                           ------------

                    SOFTWARE--5.3%
            418,700 Adobe Systems, Inc....................   11,932,950
            167,400 Affiliated Computer Services, Inc. (b)    7,948,152
            487,400 Intuit, Inc. (b)......................   24,233,528
                                                           ------------
                                                             44,114,630
                                                           ------------
                    Total Common Stocks
                     (Identified Cost $816,330,416).......  773,382,240
                                                           ------------
        SHORT TERM INVESTMENTS--8.0%
           FACE
          AMOUNT
        ---------------------------------------------------------------

                    COMMERCIAL PAPER--7.1%
        $ 2,521,000 American Express Credit Corp.
                     1.650%, 07/01/02..................... $  2,521,000
         10,000,000 Goldman Sachs Group, L.P.
                     1.800%, 07/02/02.....................    9,999,500

        13,250,000 Morgan Stanley Dean Witter & Co.
                    1.790%, 07/08/02......................   13,245,388
        18,439,000 Pitney Bowes, Inc. 1.730%, 07/01/02....   18,439,000
         7,752,000 Pitney Bowes, Inc. 1.730%, 07/09/02....    7,749,020
         8,001,000 Pitney Bowes, Inc. 1.740%, 07/18/02....    7,994,426
                                                           ------------
                                                             59,948,334
                                                           ------------

                   DISCOUNT NOTES--0.9%
         7,555,000 Federal Home Loan Bank 1.870%, 07/01/02    7,555,000
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $67,503,334).........   67,503,334
                                                           ------------
                   Total Investments--100.4%
                    (Identified Cost $883,833,750)(a).....  840,885,574
                   Other assets less liabilities..........   (3,675,884)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $837,209,690
                                                           ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $883,833,750 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  59,695,294
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (102,643,470)
                                                              -------------
    Net unrealized depreciation.............................. $ (42,948,176)
                                                              =============

(b)Non-Income producing security.

(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $35,782,077 with collateral backing valued at $36,689,513.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADR's significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.....................             $  840,885,574
      Cash.....................................                      1,108
      Receivable for:
       Securities sold.........................                 13,985,851
       Fund shares sold........................                  2,670,195
       Dividends and interest..................                    127,995
       Collateral for securities loaned........                 36,689,513
                                                            --------------
        Total Assets...........................                894,360,236
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    51,473
       Securities purchased....................  19,712,446
       Return of collateral for securities
        loaned.................................  36,689,513
      Accrued expenses:
       Management fees.........................     528,594
       Other expenses..........................     168,520
                                                -----------
        Total Liabilities......................                 57,150,546
                                                            --------------
    NET ASSETS.................................             $  837,209,690
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,350,738,544
       Undistributed net investment loss.......                   (804,671)
       Accumulated net realized gains
        (losses)...............................               (469,776,007)
       Unrealized appreciation (depreciation)
        on investments.........................                (42,948,176)
                                                            --------------
    NET ASSETS.................................             $  837,209,690
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($836,672,262 divided by
     57,644,622 shares of beneficial
     interest).................................             $        14.51
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($537,428 divided by 37,044
     shares of beneficial interest)............             $        14.51
                                                            ==============
    Identified cost of investments.............             $  883,833,750
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends..................................             $     872,431 (a)
    Interest...................................                 2,091,752 (b)
                                                            -------------
                                                                2,964,183
  EXPENSES
    Management fees............................ $3,509,333
    Service and distribution fees--Class E.....        147
    Directors' fees and expenses...............      5,677
    Custodian..................................     91,321
    Audit and tax services.....................      9,163
    Legal......................................      2,806
    Printing...................................    166,379
    Insurance..................................      6,729
    Miscellaneous..............................      8,448
                                                ----------
    Total expenses before reductions...........  3,800,003
    Expense reductions.........................    (31,149)     3,768,854
                                                ----------  -------------
  NET INVESTMENT LOSS..........................                  (804,671)
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
     Investments--net..........................               (85,958,926)
    Unrealized appreciation (depreciation) on:
     Investments--net..........................              (110,752,548)
                                                            -------------
  Net gain (loss)..............................              (196,711,474)
                                                            -------------
  NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.............................             $(197,516,145)
                                                            =============

(a)Net of foreign taxes of $10,109
(b)Income on securities loaned $97,479

                See accompanying notes to financial statements.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income (loss )..................................... $     (804,671) $   (1,260,864)
  Net realized gain (loss)..........................................    (85,958,926)   (379,674,078)
  Unrealized appreciation (depreciation)............................   (110,752,548)     31,725,899
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (197,516,145)   (349,209,043)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS................................
   Net investment income
    Class A.........................................................              0        (645,120)
   Net realized gain
    Class A.........................................................              0    (320,255,972)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................              0    (320,901,092)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (34,520,568)    238,284,400
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (232,036,713)   (431,825,735)

NET ASSETS
  Beginning of the period...........................................  1,069,246,403   1,501,072,138
                                                                     --------------  --------------
  End of the period................................................. $  837,209,690  $1,069,246,403
                                                                     ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  Beginning of the period........................................... $     (804,671) $            0
                                                                     ==============  ==============

OTHER INFORMATION
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  1,315,510  $ 21,620,005   3,014,132  $  60,472,342
  Reinvestments...............................................          0             0  16,037,036    320,901,092
  Redemptions................................................. (3,455,956)  (56,743,619) (6,787,945)  (143,089,134)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (2,140,446) $(35,123,614) 12,263,223  $ 238,284,300
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................     44,262  $    719,473           5  $         100
  Redemptions.................................................     (7,223)     (116,427)          0              0
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................     37,039  $    603,046           5  $         100
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (2,103,407) $(34,520,568) 12,263,228  $ 238,284,400
                                                               ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                    CLASS A
                                                   ------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    ----------------------------------------------------------
                                                       2002         2001        2000        1999        1998        1997
                                                   ----------    ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  17.88     $    31.59  $    38.45  $    29.53  $    27.61  $    27.11
                                                    --------     ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................     (0.01)         (0.02)      (0.04)      (0.12)      (0.06)      (0.03)
 Net realized and unrealized gain (loss) on
   investments....................................     (3.36)         (6.73)      (1.98)       9.86        3.75        1.67
                                                    --------     ----------  ----------  ----------  ----------  ----------
 Total from investment operations.................     (3.37)         (6.75)      (2.02)       9.74        3.69        1.64
                                                    --------     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      0.00          (0.01)       0.00        0.00        0.00        0.00
 Distributions from net realized capital gains....      0.00          (6.95)      (4.84)      (0.82)      (1.77)      (1.14)
                                                    --------     ----------  ----------  ----------  ----------  ----------
 Total distributions..............................      0.00          (6.96)      (4.84)      (0.82)      (1.77)      (1.14)
                                                    --------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD....................  $  14.51     $    17.88  $    31.59  $    38.45  $    29.53  $    27.61
                                                    ========     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)..................................     (18.9)(b)      (23.8)       (7.6)       33.2        13.7         6.7
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      0.79 (c)       0.77        0.73        0.72        0.75        0.81
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      0.78 (c)       0.76        0.72          --          --          --
Ratio of net investment income (loss) to average
 net assets (%)...................................     (0.17)(c)      (0.11)      (0.12)      (0.31)      (0.20)      (0.10)
Portfolio turnover rate (%).......................       123 (c)        150         170          86          97         219
Net assets, end of period (000)...................  $836,672     $1,069,246  $1,501,072  $1,600,841  $1,431,337  $1,391,956

                                                              CLASS E
                                                    -----------------------
                                                    SIX MONTHS   MAY 1, 2001(A)
                                                      ENDED         THROUGH
                                                     JUNE 30,     DECEMBER 31,
                                                       2002           2001
                                                    ----------   --------------
 NET ASSET VALUE, BEGINNING OF PERIOD..............   $17.88         $20.66
                                                      ------         ------
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................     0.01          (0.02)
  Net realized and unrealized gain (loss) on
    investments....................................    (3.38)         (2.76)
                                                      ------         ------
  Total from investment operations.................    (3.37)         (2.78)
                                                      ------         ------
 NET ASSET VALUE, END OF PERIOD....................   $14.51         $17.88
                                                      ======         ======
 TOTAL RETURN (%)..................................    (18.9)(b)      (13.4)(b)
 Ratio of operating expenses to average net assets
  before expense reductions (%)....................     0.93 (c)       0.92 (c)
 Ratio of operating expenses to average net assets
  after expense reductions (%) (d).................     0.92 (c)       0.91 (c)
 Ratio of net investment income to average net
  assets (%).......................................     0.26 (c)      (0.12)(c)
 Portfolio turnover rate (%).......................      123 (c)        150 (c)
 Net assets, end of period (000)...................   $  537         $ 0.10

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 RETURN OF THE
 RUSSELL 2000
 INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 SMALL CAP
 STOCKS

  NET ASSETS
 $163 MILLION

  PORTFOLIO
   MANAGER
   METLIFE
  INVESTMENT
  DEPARTMENT

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Russell 2000 Index Portfolio returned -4.7%. Its benchmark, the Russell 2000(R) Index/11/, returned -4.7% over the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Small Cap Core Funds/15/, was -4.3% for the six-month period.

Dividend income accounted for 0.6% of this year's total return. The Russell 2000 small capitalization benchmark out-performed the larger capitalization S&P 500 Index/3/ by almost 8.5% for the first six months of the year. The Russell 2000 Index has outperformed the S&P 500 by 25.4% since December 31, 1999. Unlike the S&P 500 Index, which experienced sharp negative monthly returns during April, May and June, down 13.3% over the three-month period, the Russell 2000 experienced a steadier pattern of positive performance, up approximately 8.0%, for the same period. February and June were the worst performing months for the Russell 2000, returning -3.9% and -5.2% respectively.

PORTFOLIO ACTIVITY
Two sectors accounted for nearly all of the Russell 2000 Index negative return for the first half of the year. The technology sector, which had a beginning benchmark weight of 14.7%, decreased 36.5%. The health care sector, with a beginning benchmark weight of 12.9%, decreased 24.8% by mid-year. Financial services, which was the best performing sector with a weight of 21.0%, returned a positive 12.1% between January 1st and June 30th. The three largest names to negatively impact performance were Airgate Pcs Inc, down 97.8%, Globespan Virata, down 70.1%, and Liberate Technologie, down 77.0%. Overall, the three largest contributors to positive performance during the first half of the year were NVR, Inc., up 58.3%; Dillards, up 64.8%; and Dreyers Grand Ice Cream, up 78.5%.

On June 28, 2002 Frank Russell underwent their annual reconstitution. In total, 486 companies were added to the Russell 2000 Index and 371 were deleted. The difference of 115 names is due to attrition throughout the period between annual reconstitutions. The median market cap of a Russell 2000 constituent has fallen for the third year in a row to $699.6 million. The annual Russell 2000 reconstitution generated approximately 52% turnover.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include developments in the war on terrorism, the Federal Reserve's interest rate policy, corporate earnings, unemployment trends, and investor confidence.




                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                  % OF TOTAL
                   SECURITY                       NET ASSETS
                   -----------------------------------------
                   THE J.M. SMUCKER CO...........    0.2%
                   CROMPTON CORP.................    0.2
                   SERVICE CORP. INTERNATIONAL...    0.2
                   SCIOS, INC....................    0.2
                   CARLISLE COS., INC............    0.2
                   HEALTHCARE REALTY TRUST, INC..    0.2
                   COMMERCIAL FEDERAL CORP.......    0.2
                   AGL RESOURCES, INC............    0.2
                   PAYLESS SHOESOURCE, INC.......    0.2
                   HILB ROGAL & HAMILTON CO......    0.2


     A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX SINCE 11/9/98

                                    [CHART]

              Russell 2000       Russell
                 Index            2000
               Portfolio         Index
              ----------        --------
11/98           $10,000         $10,000
 6/99            11,630          12,213
 6/00            13,256          13,962
 6/01            13,199          14,042
 6/02            11,976          12,835

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
             ------------------------------------------------------
                                      RUSSELL 2000          RUSSELL
                                    INDEX PORTFOLIO          2000
                             CLASS A  CLASS B     CLASS E    INDEX
             6 Months         -4.7%    -4.9%      -4.7%      -4.7%
             1 Year           -9.3    - 9.5       -9.1       -8.6
             3 Years           1.0       --         --        1.7
             Since Inception   5.1      0.2/(a)/  -4.3/(b)/   7.0

--------------------------------------------------------------------------------

 /(a)/ Inception date was January 2, 2001.
 /(b)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--99.3% OF TOTAL NET ASSETS


                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                AEROSPACE & DEFENSE--1.4%
          5,785 AAR Corp.................................. $     59,007
         13,567 Aeroflex, Inc. (b)........................       94,291
          7,468 Ametek Aerospace Products, Inc............      278,183
          4,208 Aviall, Inc. (b)..........................       58,912
          8,061 BE Aerospace, Inc.........................      106,244
          2,348 Curtiss Wright Corp.......................      187,840
          3,735 DRS Technologies, Inc. (b)................      159,671
          1,559 Ducommun, Inc.............................       40,908
          3,458 EDO Corp..................................       98,553
          1,920 Engineered Support Systems, Inc...........      100,416
          7,029 Gencorp, Inc..............................      100,515
          2,985 Heico Corp................................       41,850
            206 Heico Corp. (Class A).....................        2,307
          2,700 Herley Industries, Inc....................       57,267
          5,388 Hexcel Corp. (b)..........................       23,438
          2,086 Integral Systems, Inc. (b)................       45,517
          1,585 Integrated Defense Technologies...........       46,647
          2,615 Invision Technologies, Inc................       63,178
          5,065 Kaman Corp................................       84,889
          2,062 Ladish, Inc. (b)..........................       25,156
          4,892 Mercury Computer Systems, Inc. (b)........      101,264
          3,411 Moog, Inc. (b)............................      146,264
          9,736 Orbital Sciences Corp. (b) (c)............       77,596
         10,174 Remec, Inc. (b)...........................       57,076
          1,361 Sequa Corp. (b)...........................       88,996
          4,770 United Defense Industries, Inc............      109,710
          2,158 United Industrial Corp....................       47,152
          2,002 World Fuel Services Corp..................       48,849
                                                           ------------
                                                              2,351,696
                                                           ------------

                AIR TRAVEL--0.5%
         14,244 Airtran Holdings, Inc. (b)................       76,205
          5,445 Alaska Air Group, Inc. (b)................      142,115
          9,182 Atlantic Coast Airlines Holdings, Inc. (b)      199,249
          6,787 ExpressJet Holdings, Inc..................       88,570
          6,673 Frontier Airlines, Inc. (b)...............       54,252
          6,970 Mesa Air Group, Inc. (b)..................       64,124
          2,640 Midwest Express Holdings, Inc. (b)........       34,848
         15,389 U.S. Airways Group, Inc. (b)..............       56,939
         12,617 UAL Corp..................................      144,339
                                                           ------------
                                                                860,641
                                                           ------------

                APPAREL & TEXTILES--1.2%
          3,968 Brown Shoe, Inc. (b)......................      111,501
          1,913 Bush Industries, Inc. (b).................       22,956
          1,076 Cherokee, Inc.............................       22,349
          1,365 Culp, Inc.................................       21,990
          4,537 Fossil, Inc. (b)..........................       93,281
          3,747 Friedman's, Inc...........................       48,707
            778 Garan, Inc................................       45,007
          3,448 Haverty Furniture Cos., Inc...............       68,098
          1,329 K-Swiss, Inc..............................       34,528
          5,190 Kellwood Co. (c)..........................      168,675
          1,604 Kenneth Cole Productions, Inc. (b)........       45,473
          3,098 Maxwell Shoe, Inc.........................       49,103

                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                APPAREL & TEXTILES--(CONTINUED)
          1,848 Movado Group, Inc. (c).................... $     46,477
          5,678 Nautica Enterprises, Inc. (b).............       73,757
          2,319 Oshkosh B'Gosh, Inc.......................      100,853
          1,373 Oxford Industries, Inc....................       38,444
          5,207 Phillips Van Heusen Corp..................       81,229
          2,644 Quaker Fabric Corp. (b)...................       40,979
          4,398 Quiksilver, Inc. (b)......................      109,071
          5,472 Russell Corp..............................      105,336
          3,497 Skechers U. S. A., Inc. (b) (c)...........       75,570
          2,085 Steven Madden, Ltd. (b)...................       41,344
          8,983 Stride Rite Corp..........................       71,864
            844 Tropical Sportswear International Corp....       18,728
         11,319 Unifi, Inc. (b)...........................      123,377
          4,159 Van's, Inc. (b)...........................       33,775
          7,204 Wellman, Inc..............................      120,667
          9,397 Wolverine World Wide, Inc.................      163,978
                                                           ------------
                                                              1,977,117
                                                           ------------

                AUTO PARTS--1.0%
          1,713 Aftermarket Technology Corp...............       32,890
          2,548 Bandag, Inc. (b)..........................       72,159
          4,462 Collins & Aikman Corp.....................       40,604
          3,335 Dura Automotive Systems, Inc. (b).........       69,201
         10,235 Federal Signal Corp.......................      245,640
          2,198 IMPCO Technologies, Inc. (b) (c)..........       28,794
          4,864 Intermet Corp.............................       52,239
          2,323 Keystone Automotive Industries, Inc.......       44,207
          1,252 Midas, Inc................................       15,525
          6,404 Modine Manufacturing Co...................      157,410
          1,480 Quixote Corp..............................       25,086
          9,398 Raytech Corp..............................       85,052
          2,197 Sauer-Danfoss, Inc........................       24,519
          2,039 Spartan Motors, Inc.......................       31,238
          5,511 Sports Resorts International, Inc. (b) (c)       29,759
          1,562 Standard Motor Products, Inc..............       26,476
          2,902 Stoneridge, Inc. (b)......................       54,267
            802 Strattec Security Corp....................       44,367
          4,812 Superior Industries International, Inc....      222,555
          3,828 TBC Corp. (b).............................       60,789
          8,539 Tenneco Automotive, Inc...................       56,357
         13,914 Tower Automotive, Inc. (b)................      194,100
                                                           ------------
                                                              1,613,234
                                                           ------------

                AUTOMOBILES--0.4%
          3,252 Coachmen Industries, Inc..................       47,154
          5,519 Dollar Thrifty Automotive Group (b).......      142,942
          5,400 Monaco Coach Corp. (b)....................      115,020
          1,730 Thor Industries, Inc......................      123,280
          3,814 United Auto Group, Inc. (b)...............       79,713
          2,720 Winnebago Industries, Inc. (c)............      119,680
                                                           ------------
                                                                627,789
                                                           ------------

                BANKS--10.1%
          3,272 1st Source Corp...........................       80,884

                See accompanying notes to financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  BANKS--(CONTINUED)
            2,234 ABC Bancorp............................ $     33,264
            2,202 Alabama National Bancorp (b)...........       95,325
            2,671 Allegiant Bancorp, Inc.................       48,532
            5,580 Amcore Financial, Inc..................      129,289
            5,272 American Financial Holdings, Inc.......      157,738
            1,317 American National Bankshares, Inc......       36,073
            4,764 Anchor Bancorp Wisconsin, Inc. (b).....      114,860
            1,442 Arrow Financial Corp...................       49,014
            1,956 BSB Bancorp, Inc. (b)..................       52,186
              880 Bancfirst Corp. (b)....................       40,823
              984 Bancorp Connecticut, Inc...............       27,611
            2,950 Bank Corp..............................       25,724
            2,510 Bank Mutual Corp.......................       51,129
            3,081 Bank of Granite Corp. (b)..............       60,665
            1,004 Bank of the Ozarks, Inc................       22,429
            9,413 BankAtlantic Bancorp, Inc..............      116,721
            4,821 BankUnited Financial Corp. (b).........       93,479
            2,331 Banner Corp............................       57,692
           14,172 Bay View Capital Corp. (b).............       90,843
            1,410 Berkshire Hill Bancorp, Inc............       36,916
            4,345 Boston Private Financial Holdings, Inc.      107,495
              890 Bostonfed Bancorp, Inc.................       28,569
            2,346 Brookline Bancorp, Inc. (b) (c)........       59,354
              842 Bryn Mawr Bank Corp....................       33,933
              753 CB Bancshares, Inc.....................       28,531
            1,950 CCBT Financial Cos., Inc...............       55,400
            2,715 CFS Bancorp, Inc.......................       41,974
            1,593 CPB, Inc. (b)..........................       73,198
            5,957 CVB Financial Corp. (b)................      135,283
            1,822 Camden National Corp...................       50,743
            1,586 Capital City Bank Group, Inc...........       54,765
            1,741 Capitol Bancorp, Ltd...................       41,505
            2,818 Cascade Bancorp........................       50,724
            3,487 Cathay Bancorp, Inc. (b)...............      142,200
            4,822 Centennial Bancorp (b) (c).............       37,997
            1,679 Central Coast Bancorp (b)..............       38,080
              721 Century Bancorp, Inc...................       19,734
              897 Charter Financial Corp.................       25,529
            5,096 Chemical Financial Corp................      191,151
            6,713 Chittenden Corp........................      194,543
            2,046 Citizens First Bancorp, Inc............       46,015
            3,820 City Holdings Co. (b)..................       89,426
            1,713 CityBank (b)...........................       54,816
              962 Coastal Bancorp, Inc...................       30,553
            1,880 Coastal Financial Corp.................       27,824
            1,674 Cobiz, Inc.............................       28,810
            1,308 Columbia Bancorp.......................       30,882
            2,996 Columbia Banking Systems, Inc. (b).....       38,678
           10,245 Commercial Federal Corp................      297,105
            1,714 Commonwealth Bancorp, Inc. (c).........       50,854
            2,570 Community Bank Systems, Inc............       82,883
            1,753 Community Bank, Inc....................       51,573
            9,016 Community First Bankshares, Inc. (b)...      235,227
            2,586 Community Trust Bancorp, Inc...........       72,692
            2,544 Connecticut Bancshares, Inc............       84,461
            2,030 Corus Bankshares, Inc. (b).............       93,216

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  BANKS--(CONTINUED)
            5,044 Dime Community Bancorp, Inc. (b)...... $    114,448
            1,128 Eagle Bancshares, Inc.................       29,305
            5,337 East West Bancorp, Inc. (b)...........      184,233
            2,450 F&M Bancorp...........................       86,436
            1,317 FNB Corp..............................       40,116
            1,391 Farmers Capital Bank Corp.............       49,033
            3,571 Fidelity Bankshares, Inc..............       78,955
            1,755 Financial Institutions, Inc...........       66,444
            1,638 First Bancorp.........................       45,061
            5,017 First Bancorp.........................      189,141
            2,044 First Busey Corp......................       45,888
            6,967 First Charter Corp....................      125,963
            1,373 First Citizens BancShares, Inc........      151,840
           13,274 First Commonwealth Financial Corp.....      179,066
            1,103 First Community Bancorp California....       25,601
            1,998 First Community Bancshares, Inc.......       67,253
            1,202 First Defiance Financial Corp.........       24,100
            1,508 First Essex Bancorp, Inc..............       51,574
            3,887 First Federal Capital Corp............       85,903
            8,146 First Financial Bancorp...............      159,417
            2,792 First Financial Bankshares, Inc.......      116,814
            1,545 First Financial Corp..................       79,444
            3,039 First Financial Holdings, Inc.........       99,497
            2,625 First Indiana Corp....................       57,146
            3,123 First Merchants Corp..................       93,687
            1,572 First National Corp...................       47,474
            2,108 First Niagara Financial Group, Inc....       58,518
              974 First Oak Brook Bancshares, Inc.......       30,749
            2,888 First Place Financial Corp............       57,500
            2,327 First Republic Bank (b)...............       63,993
            5,600 First Sentinel Bancorp, Inc...........       77,056
              638 First South Bacorp, Inc...............       23,128
              934 First State Bancorp...................       24,284
            3,904 FirstFed Financial Corp. (b)..........      113,216
            1,254 Firstfed America Bancorp, Inc.........       29,845
            3,046 Flagstar Bancorp, Inc. (c)............       70,363
            2,254 Flushing Financial Corp...............       46,184
              615 Franklin Financial Corp...............       15,695
            3,647 Frontier Financial Corp...............      107,039
            1,749 GBC Bancorp...........................       50,634
            2,109 German American Bancorp...............       39,017
            3,584 Glacier Bancorp, Inc..................       87,808
            6,689 Gold Banc Corp., Inc..................       73,372
            1,170 Granite Str Bankshares, Inc...........       38,388
            1,283 Great Southern Bancorp, Inc...........       51,063
            2,006 Hancock Holding Co....................      135,164
            1,974 Hanmi Financial Corp..................       33,834
            4,816 Harbor Florida Bancshares, Inc. (b)...      100,221
            4,123 Harleysville National Corp............      111,362
            1,328 Hawthorne Financial Corp..............       43,040
            3,443 Hudson River Bancorp, Inc.............       92,927
            2,024 Humboldt Bancorp......................       34,023
            1,359 Iberiabank Corp.......................       55,094
            2,724 Independent Bank Corp. (Massachusetts)       62,352
            2,652 Independent Bank Corp. (Michigan).....       83,697
            3,490 Integra Bank Corp.....................       78,176

                See accompanying notes to financial statements.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  BANKS--(CONTINUED)
            1,293 Interchange Financial Services Corp... $     35,881
            5,130 International Bancshares Corp.........      216,691
            3,474 Irwin Financial Corp. (c).............       69,827
            1,045 Itla Capital Corp.....................       31,026
            1,910 LSB Bancshares, Inc...................       38,907
            2,519 Lakeland Bancorp, Inc. (c)............       55,720
            1,154 Lakeland Financial Corp...............       33,281
            4,332 Local Financial Corp. (b).............       70,655
            4,294 MAF Bancorp, Inc......................      161,454
            2,554 MB Financial, Inc.....................       87,832
            1,510 Macatawa Bank Corp....................       32,829
            2,355 Main Street Bank, Inc.................       48,701
            1,263 Mainsource Financial Group, Inc.......       30,552
              861 Massbank Corp.........................       30,462
            1,513 Medford Bancorp, Inc..................       52,698
              902 Merchants Bancshares, Inc.............       25,635
            5,445 Mid-State Bancshares..................      105,089
            1,394 Midwest Banc Holdings, Inc............       41,667
            1,326 Mississippi Valley Bankshares, Inc....       68,594
              689 NASB Financial, Inc...................       15,158
            1,185 NBC Capital Corp......................       45,030
            6,759 NBT Bancorp, Inc......................      122,135
              901 Nara Bancorp, Inc.....................       20,732
            4,022 National Penn Bancshares, Inc. (b)....      105,376
           11,054 Net.Bank, Inc. (b)....................      132,427
            2,450 Northwest Bancorp, Inc................       32,365
            2,361 Oceanfirst Financial Corp.............       56,995
            8,433 Ocwen Financial Corp. (b).............       46,382
            1,539 Old Second Bancorp, Inc...............       56,555
            1,863 Omega Financial Corp..................       68,018
            2,751 Oriental Financial Group, Inc.........       69,765
            7,906 Pacific Capital Bancorp...............      188,795
            3,484 Pacific Northwest Bancorp.............      109,119
            2,397 Pacific Union Bank of California......       41,900
            1,083 Parkvale Financial Corp...............       31,017
            1,492 Partners Trust Financial Group........       23,872
              678 Peapack Gladstone Financial Corp......       41,494
            1,125 Pennfed Financial Services, Inc.......       31,388
            1,429 Pennrock Financial Services Corp......       46,728
            1,781 Peoples Bancorp, Inc..................       52,931
            1,271 Peoples Holding Co....................       52,111
            1,116 Port Financial Corp...................       44,740
              826 Privatebankcorp Inc...................       24,904
            2,483 Prosperity Bancshares, Inc............       45,936
              675 Provident Bancorp, Inc. (c)...........       18,927
            5,397 Provident Bankshares Corp.............      127,855
              919 Quaker City Bancorp, Inc. (b).........       38,065
            3,192 R & G Financial Corp. (Class B).......       75,682
           10,756 Republic Bancorp, Inc. (b)............      160,695
            1,591 Republic Bancorp, Inc.................       18,758
            1,134 Republic Bancshares, Inc..............       22,873
            3,152 Riggs National Corp...................       46,996
            1,148 Royal Bancshares of Pennsylvania, Inc.       24,579
            6,004 S & T Bancorp, Inc....................      162,108
            1,286 S. Y. Bancorp, Inc....................       52,662
            3,279 Sandy Spring Bancorp, Inc.............      105,420

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  BANKS--(CONTINUED)
            1,744 Santander Bancorp...................... $     29,735
              784 Seacoast Banking Corp..................       45,260
            5,480 Seacoast Financial Services Corp.......      137,384
            1,914 Second Bancorp, Inc....................       52,252
            1,604 Simmons First National Corp............       68,314
            9,107 South Financial Group, Inc. (c)........      204,079
            6,390 Southwest Bancorp (b)..................      231,446
            1,164 Southwest Bancorp, Inc.................       31,697
            1,636 St. Francis Capital Corp...............       40,556
            1,658 State Bancorp, Inc.....................       29,098
           12,467 Staten Island Bancorp, Inc. (b)........      239,366
            8,617 Sterling Bancshares, Inc. (b)..........      127,273
            3,816 Sterling Financial Corp. (Pennsylvania)       95,247
            2,630 Sterling Financial Corp. (Washington)..       51,180
            2,651 Suffolk Bancorp........................       96,762
            1,190 Summit Bankshares, Inc.................       28,905
            1,116 Sun Bancorp, Inc.......................       27,331
            1,445 Sun Bancorp, Inc.--New Jersey..........       20,071
            1,577 Superior Financial Corp................       30,200
            8,903 Susquehanna Bancshares, Inc............      202,187
            3,331 Texas Regional Bancshares, Inc.........      162,086
            4,204 The Trust Co. of New Jersey............      108,039
            1,931 Three Rivers Bancorp, Inc..............       34,356
            1,678 Tompkins Trustco, Inc..................       81,719
            1,141 Trico Bancshares.......................       30,193
            1,899 Troy Financial Corp....................       57,160
           16,338 Trustco Bank Corp......................      215,171
            4,099 UCBH Holdings, Inc.....................      155,803
            3,722 UMB Financial Corp.....................      174,450
            2,709 USB Holding, Inc. (b) (c)..............       55,805
            4,516 Umpqua Holdings Corp...................       83,456
            1,706 Union Bankshares Corp..................       45,090
            8,272 United Bankshares, Inc. (b)............      243,031
            3,750 United Community Bank, Inc.............      111,075
            7,069 United Community Financial.............       66,166
            3,074 United National Bancorp................       70,702
            4,985 Unizan Financial Corp..................      106,729
            2,606 VIB Corp...............................       33,904
            1,648 Virginia Financial Group, Inc..........       52,835
            1,054 Vista Bancorp, Inc.....................       28,426
            6,025 W Holding Co., Inc.....................      145,805
              828 Warwick Community Bancorp..............       24,873
            2,947 Washington Trust Bancorp, Inc..........       69,814
            8,572 Waypoint Financial Corp................      167,583
            4,816 Wesbanco, Inc. (c).....................      114,187
            3,557 West Coast Bancorp.....................       61,003
            2,655 Westcorp...............................       84,827
            1,124 Westfield Financial, Inc...............       17,422
            3,078 Wintrust Financial Corp. (c)...........      106,406
            1,335 Yardville National Bancorp.............       26,620
                                                          ------------
                                                            16,449,574
                                                          ------------

                  BIOTECHNOLOGY--1.0%
           16,542 Advanced Tissue Sciences, Inc. (b).....       23,820
            4,678 Albany Molecular Research, Inc. (b)....       98,893
            4,541 Avigen, Inc. (b) (c)...................       42,731

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
           7,430 Cell Genesys, Inc........................ $    102,237
           1,740 Collateral Therapeutics (b) (c)..........       20,549
           9,682 CuRagen Corp. (b)........................       54,219
           2,655 Digene Corp. (b).........................       31,228
           5,441 Diversa Corp. (b)........................       54,138
           9,716 Enzon, Inc. (b)..........................      244,066
           6,085 Gene Logic, Inc. (b) (c).................       85,190
           8,482 Genzyme Corp. (b)........................       38,423
           5,586 Geron Corp. (b) (c)......................       25,584
           9,245 Immunomedics, Inc. (b) (c)...............       48,166
           7,566 Lexicon Genetics, Inc. (b)...............       31,172
           4,351 Luminex Corp. (b) (c)....................       32,676
           4,507 Martek Biosciences Corp. (b) (c).........       94,286
           6,466 Maxygen, Inc. (b)........................       79,209
           5,296 Pharmacopeia, Inc. (b)...................       45,117
           7,553 Regeneron Pharmaceuticals, Inc. (b) (c)..      109,594
           8,480 Sequenom, Inc. (b) (c)...................       29,934
           4,882 Serologicals Corp. (b)...................       89,292
           9,892 Texas Biotechnology Corp. (b)............       38,579
           6,315 Transkaryotic Therapies, Inc. (b) (c)....      227,656
                                                           ------------
                                                              1,646,759
                                                           ------------

                 BROADCASTING--0.5%
           2,086 Acme Communications, Inc. (b) (c)........       15,332
           5,662 Crown Media Holdings, Inc. (b) (c).......       44,673
           9,336 Insight Communications, Inc. (b).........      109,511
          12,123 Mediacom Communications Corp. (b) (c)....       94,438
           6,953 Paxson Communications Corp. (b)..........       38,242
           6,028 Regent Communications, Inc. (b)..........       42,552
           3,370 Saga Communications, Inc. (b)............       75,825
           1,974 Salem Communications Corp. (b)...........       49,093
           6,954 Sinclair Broadcast Group, Inc. (b).......      101,250
          15,595 Sirius Satellite Radio, Inc. (b) (c).....       58,778
           8,160 Spanish Broadcasting Systems, Inc. (b)...       81,600
           4,172 TiVo, Inc. (b) (c).......................       15,478
          12,255 XM Satellite Radio Holdings, Inc. (b) (c)       88,849
           3,136 Young Broadcasting, Inc. (b).............       55,758
                                                           ------------
                                                                871,379
                                                           ------------

                 BUILDING & CONSTRUCTION--0.9%
           2,124 Aaon, Inc................................       39,867
           1,035 American Woodmark Corp...................       58,095
             810 Ameron International Corp................       58,523
           6,408 Apogee Enterprises, Inc..................       92,019
           8,557 Comfort Systems USA, Inc. (b)............       42,528
           1,787 Coorstek, Inc. (b).......................       55,236
           1,181 Drew Industries, Inc.....................       19,427
           4,384 Elcor Chemical Corp......................      119,902
           5,981 Griffon Corp. (b)........................      108,256
           5,122 Insituform Technologies, Inc. (b) (c)....      108,484
           3,233 LSI Industries, Inc......................       59,390
           9,652 Lennox International, Inc. (c)...........      173,640
           4,150 NCI Building Systems, Inc. (b)...........       73,870
           1,921 Nortek, Inc. (b).........................       86,637
           1,652 Simpson Manufacturing, Inc. (b)..........       94,379
           1,457 Trex, Inc. (b) (c).......................       45,750

                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               BUILDING & CONSTRUCTION--(CONTINUED)
         8,313 USG Corp. (b) (c)........................... $     59,438
         4,563 United States Concrete, Inc. (b)............       29,979
         3,077 Universal Forest Products, Inc..............       72,063
         3,860 Watsco, Inc.................................       70,445
                                                            ------------
                                                               1,467,928
                                                            ------------

               BUSINESS SERVICES--5.2%
         2,148 4Kids Entertainment, Inc. (b) (c)...........       44,464
         8,520 ABRN Industries, Inc. (b)...................      147,907
         4,324 Administaff, Inc. (b) (c)...................       43,240
         3,172 Advanced Marketing Services, Inc............       58,048
         1,950 Angelica Corp...............................       33,540
         6,639 Arbitron, Inc. (b)..........................      207,137
         5,681 Armor Holdings, Inc. (b)....................      144,865
         5,661 Banta Corp..................................      203,230
         7,572 Bowne & Co., Inc. (b).......................      111,611
         2,288 Bright Horizons Family Solutions (b)........       75,756
         2,769 CCC Information Services Group, Inc.........       38,766
         2,675 CDI Corp. (b)...............................       87,071
         1,599 CPI Corp....................................       31,165
         3,752 Casella Waste Systems, Inc. (b).............       45,062
         3,940 Central Parking Corp........................       90,029
        17,801 Century Business Services, Inc. (b).........       58,013
         1,663 Charles River Associates, Inc...............       33,327
         2,214 Chemed Corp.................................       83,446
         2,945 CoStar Group, Inc. (b)......................       60,461
         4,920 Coinstar, Inc. (b)..........................      120,294
         3,874 Compucredit Corp. (b).......................       26,421
         2,509 Consolidated Graphics, Inc..................       47,671
         8,555 Corinthian Colleges, Inc....................      289,929
         2,960 Cornell Companies, Inc......................       35,076
         8,361 Corporate Executive Board Co. (b)...........      286,364
         4,001 Daisytek International Corp. (b)............       67,857
         3,680 Ennis Business Forms, Inc...................       48,024
        10,689 Exult, Inc..................................       69,478
         4,172 FTI Consulting, Inc. (b)....................      146,062
         4,706 FactSet Research Systems, Inc...............      140,098
         4,102 First Consulting Group (b)..................       35,277
         4,411 G&K Services................................      151,033
         1,347 General Binding Corp........................       22,535
         5,596 Headwaters, Inc. (b)........................       88,137
         2,096 Healthcare Services Group, Inc..............       32,383
         4,091 Heidrick & Struggles International, Inc. (b)       81,697
         7,638 Hypercom Corp. (b) (c)......................       58,813
         9,599 ITT Educational Services, Inc. (b)..........      209,258
         4,053 Imagistics International, Inc...............       87,018
         6,201 Information Resources, Inc. (b).............       58,221
         2,246 Insurance Auto Auctions, Inc. (b)...........       43,797
         3,965 Ionics, Inc. (b)............................       96,151
         6,600 John H. Harland Co..........................      186,120
         3,824 Kelly Services, Inc.........................      103,286
         4,382 Kforce, Inc. (b)............................       26,073
         7,653 Kimball International, Inc. (Class B).......      125,433
         8,540 Korn/Ferry International (b) (c)............       77,714
         4,871 Kroll, Inc. (c).............................      105,360
         9,249 Labor Ready, Inc. (b).......................       54,107

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  BUSINESS SERVICES--(CONTINUED)
            2,362 Learning Tree International, Inc. (b). $     43,791
           21,216 MPS Group, Inc........................      180,336
            6,426 Mail Well Holdings, Inc. (b)..........       33,415
            2,283 Medquist, Inc. (b)....................       60,796
            2,093 Memberworks, Inc. (b) (c).............       38,783
            2,799 Mobile Mini, Inc. (b) (c).............       47,863
            4,225 NCO Group, Inc. (b)...................       93,330
            7,281 NDCHealth Corp........................      203,140
            8,818 Navigant Consulting Co. (b)...........       61,638
            2,614 New England Business Service, Inc.....       65,716
            4,774 On Assignment, Inc. (b)...............       84,977
            1,850 PDI, Inc..............................       28,656
            8,058 PRG-Shultz International, Inc. (c)....       99,194
            5,607 Pegasus Systems, Inc. (b).............       98,122
            6,793 Per-Se Technologies, Inc. (b).........       62,489
            3,134 PrePaid Legal Services, Inc. (b) (c)..       62,367
            3,636 Princeton Review, Inc.................       33,233
            4,751 Probusiness Services, Inc. (b)........       69,217
            6,189 R. H. Donnelley Corp..................      173,106
            2,639 RMH Teleservices, Inc.................       18,130
            1,240 RemedTemp, Inc. (Class A).............       22,568
            2,454 Renaissance Learning, Inc. (b) (c)....       49,620
            4,305 Resources Connection, Inc. (b)........      116,192
            2,478 Right Management Consultants, Inc. (b)       65,169
            3,192 Rollins, Inc..........................       64,925
           16,015 S1 Corp. (b)..........................      118,351
            3,444 SOURCECORP, Inc.......................       91,266
            1,743 Schawk, Inc...........................       18,650
           12,795 Sitel Corp. (b).......................       40,432
            2,194 Skillsoft Corp. (b)...................       17,223
           10,147 Sotheby's Holdings, Inc. (b)..........      144,595
           13,302 Spherion Corp. (b)....................      158,294
            3,925 Standard Register.....................      134,196
            1,662 Strayer Education, Inc. (c)...........      105,703
            3,014 Surmodics, Inc. (b) (c)...............       78,334
            7,157 Sylvan Learning Systems, Inc. (b).....      142,711
            1,967 TRC Cos., Inc. (b) (c)................       40,422
            8,806 Teletech Holdings, Inc. (b)...........       84,009
           11,316 Tetra Technologies, Inc. (b)..........      166,345
            1,764 Unifirst Corp.........................       44,629
            6,785 United Stationers, Inc. (b)...........      206,264
            1,799 Volt Information Sciences, Inc. (b)...       44,058
            1,967 Wackenhut Corrections Corp. (b).......       28,718
            8,420 Wallace Computer Series, Inc..........      181,030
            6,256 Waste Connections, Inc. (b) (c).......      195,437
            4,539 Watson Wyatt & Co. Holdings (b).......      109,935
                                                         ------------
                                                            8,544,200
                                                         ------------

                  CHEMICALS--2.8%
            8,695 A. Schulman, Inc......................      186,499
           13,031 Airgas, Inc. (b)......................      225,436
            4,534 Arch Chemicals, Inc...................      111,990
            4,798 Arqule, Inc. (b)......................       32,387
            5,120 Cabot Microelectronics Corp. (b)......      220,979
            7,568 Calgon Carbon Corp. (b)...............       63,571

                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               CHEMICALS--(CONTINUED)
         5,079 Cambrex Corp. (b)........................... $    203,668
         2,472 Chemfirst, Inc..............................       70,823
        25,668 Crompton Corp...............................      327,267
         8,963 Cytec Industries, Inc. (b)..................      281,797
         6,134 FMC Corp. (b)...............................      185,063
         7,327 Ferro Corp..................................      220,909
         6,213 Georgia Gulf Corp...........................      164,272
         8,455 Great Lakes Chemical Corp...................      223,973
         6,403 H.B. Fuller Co..............................      187,544
         2,389 International Specialty Products, Inc. (b)..       18,395
         5,856 MacDermid, Inc..............................      125,904
         2,308 Material Sciences Corp......................       32,358
        14,226 Millennium Chemicals, Inc...................      199,875
         4,620 Minerals Technologies, Inc..................      227,858
         1,921 NL Industries, Inc..........................       29,295
         2,227 Octel Corp. (b).............................       56,455
        10,602 Olin Corp...................................      234,834
         8,953 Omnova Solutions, Inc.......................       75,205
         1,724 Penford Corp................................       31,204
        17,792 PolyOne Corp................................      200,160
         1,746 Quaker Chemical.............................       42,777
        23,693 Solutia, Inc................................      166,325
         3,329 Spartech Corp...............................       90,649
         1,430 Stepan Co...................................       40,412
         8,802 Terra Industries, Inc. (b)..................       18,308
         4,749 Valhi, Inc..................................       74,227
        14,806 W.R. Grace & Co. (b)........................       44,418
         3,608 WD-40 Co....................................      100,158
                                                            ------------
                                                               4,514,995
                                                            ------------

               COMMUNICATION SERVICES--2.1%
         4,266 ADVO, Inc. (b)..............................      162,407
         5,940 AMC Entertainment, Inc. (b).................       84,348
         5,835 APAC Teleservices, Inc. (b).................       34,426
        16,661 Alamosa Holdings, Inc. (b) (c)..............       23,492
        23,327 Allegiance Telecom, Inc. (b)................       42,688
        36,520 American Tower Corp.........................      125,994
         4,739 At Road Inc.................................       29,240
         1,322 Beasley Broadcast Group, Inc. (b)...........       19,498
         6,449 Boca Resorts, Inc. (b)......................       85,449
         2,899 Boston Communications Group (b).............       23,308
             5 Brightpoint, Inc............................           13
        43,297 Broadwing, Inc. (b).........................      112,572
         3,799 CTC Communications, Inc.....................       61,544
         6,273 Centillium Communications, Inc. (b).........       54,701
         2,456 Commonwealth Telephone Enterprises, Inc. (b)       98,829
           832 Courier Corp................................       33,247
         1,890 Cross Media Marketing Corp..................       17,766
        46,247 Crown Castle International Corp.............      181,751
         2,374 EMS Technologies, Inc.......................       49,118
         4,977 Gaylord Entertainment Co. (b)...............      109,743
         9,347 General Communication, Inc. (b).............       62,344
         2,680 Golden Telecom, Inc. (b) (c)................       47,168
         2,011 Gray Communications Systems, Inc............       36,399
           170 Grey Global Group, Inc......................      117,302

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                               (NOTE 1A)
        ----------------------------------------------------------------

                COMMUNICATION SERVICES--(CONTINUED)
          8,363 Harris Interactive, Inc.................... $     28,183
          3,161 Hickory Technologies Corp..................       47,415
         11,717 Hollinger International, Inc...............      140,604
          4,290 ITXC Corp. (b).............................       22,351
         14,184 Infonet Services Corp......................       35,176
          2,305 Information Holdings, Inc. (b).............       56,242
          6,156 Journal Register Co. (b)...................      123,736
          2,490 LodgeNet Entertainment Corp. (b)...........       35,853
          9,665 Macrovision Corp. (b)......................      126,708
          2,256 Martha Stewart Living, Inc. (b) (c)........       25,876
          1,809 Nelson Thomas, Inc.........................       19,103
          4,007 Net2Phone, Inc. (b)........................       17,110
          1,249 Netflix Common, Inc........................       17,474
          1,727 Netratings, Inc. (b).......................       15,802
         15,287 Nextel Partners, Inc.......................       41,581
          3,393 North Pittsburgh Systems, Inc..............       54,593
         10,672 PTEK Holdings, Inc.........................       61,151
          3,730 Plato Learning, Inc. (b)...................       36,815
          3,149 Playboy Enterprises, Inc. (Class B) (b) (c)       40,150
         10,894 Price Communications Corp. (b).............      174,304
         29,527 Primedia, Inc..............................       36,023
         26,941 Proxim Corp................................       87,019
          2,019 Pulitzer, Inc..............................      104,786
         13,356 RCN Corp. (b) (c)..........................       18,298
            736 Shenandoah Telecommunications..............       39,538
          3,003 Surewest Communications....................      159,549
          3,476 TTM Technologies (b).......................       18,214
         15,567 Talk America Holdings, Inc.................       64,292
          9,627 Time Warner Telecom, Inc. (b)..............       15,999
          4,396 Triton PCS Holdings, Inc...................       17,065
         20,121 US Unwired, Inc. (b) (c)...................       56,339
         12,053 Western Wireless Corp......................       38,570
                                                            ------------
                                                               3,389,266
                                                            ------------

                COMMUNICATIONS--1.6%
          1,259 Butler Manufacturing Co....................       34,560
          8,306 Cal Dive International, Inc. (b)...........      182,732
          2,081 Carbo Ceramics, Inc. (b)...................       76,893
         10,808 Dycom Industries, Inc. (b).................      126,346
          3,361 Emcor Group, Inc. (b)......................      197,291
         15,055 Global Industries, Inc. (b)................      105,234
          7,254 Granite Construction, Inc..................      183,526
          1,581 Gulf Islands Fabrication, Inc. (b).........       28,996
          1,518 Gulfmark Offshore, Inc. (b)................       62,860
         10,912 Hanover Compressor Co. (b).................      147,312
          3,991 Horizon Offshore, Inc. (b).................       33,684
         10,125 Input/Output, Inc. (b).....................       91,125
          6,877 Integrated Electrical Services, Inc. (b)...       42,981
          6,451 Lone Star Technologies, Inc. (b)...........      147,728
          1,273 Lufkin Industries, Inc.....................       36,752
          2,072 Natco Group, Inc. (b)......................       18,026
         16,243 Newpark Resources, Inc. (b) (c)............      119,386
          4,438 Offshore Logistics, Inc. (b) (c)...........      106,024
          3,848 Oil States International, Inc. (b).........       45,791
         17,556 Parker Drilling Co. (b)....................       57,408

                                                              VALUE
          SHARES                                            (NOTE 1A)
          ------------------------------------------------------------

                  COMMUNICATIONS--(CONTINUED)
              570 Petroleum Helicopters, Inc............... $   19,061
            7,240 Quanta Services, Inc. (b)................     71,459
            2,505 RPC, Inc.................................     29,559
            3,924 Seacor Smit, Inc. (b)....................    185,801
           10,988 Superior Energy Services, Inc. (b).......    111,528
            2,975 Tetra Technologies, Inc. (b).............     78,986
            3,222 URS Corp. (b)............................     90,216
            5,234 WH Energy Services, Inc..................    115,985
                                                            ----------
                                                             2,547,250
                                                            ----------

                  COMPUTERS & BUSINESS EQUIPMENT--6.1%
            1,628 3D Systems Corp. (b).....................     19,862
            2,114 ADE Corp. (b)............................     24,205
            6,122 ATMI, Inc. (b)...........................    136,949
            4,215 AXT, Inc. (b)............................     33,636
            4,759 Actel Corp. (b)..........................    100,034
            4,578 Adtran, Inc. (b).........................     86,977
           14,079 Advanced Digital Information Corp. (b)...    118,686
            1,241 Advanced Power Technology, Inc...........     17,982
            6,213 Allen Telecom, Inc. (b)..................     26,716
            5,691 Alliance Semiconductor Corp. (b).........     40,406
            7,059 Anixter International, Inc. (b)..........    165,886
            2,492 Applied Films Corp.......................     27,811
           11,872 Aspect Communications, Inc. (b) (c)......     37,990
            4,232 Astropower, Inc. (b) (c).................     83,116
            3,787 Audiovox Corp. (b).......................     30,107
           13,231 Avanex Corp..............................     25,668
            5,625 Avid Technology, Inc. (b)................     52,087
           22,131 Axcelis Technologies, Inc................    250,080
            7,643 Brooks-PRI Automation, Inc...............    195,355
            7,114 C-COR.net Corp. (b)......................     49,798
           10,023 Cable Design Technologies Corp. (b)......    102,736
            1,206 Catapult Communications Corp. (b)........     26,376
           16,408 Cirrus Logic, Inc. (b)...................    120,927
           11,661 Commscope, Inc. (b)......................    145,762
            6,494 Computer Network Technology Corp. (b) (c)     39,808
           13,987 Concurrent Computer Corp. (b) (c)........     65,040
            9,257 Cray, Inc................................     41,379
           13,680 Credence Systems Corp. (b)...............    243,094
           16,461 Cree, Inc. (b)...........................    217,779
           18,636 DMC Stratex Networks, Inc. (b)...........     37,458
            6,111 DSP Group, Inc. (b)......................    119,776
            1,907 Drexler Technology Corp..................     41,191
            2,698 Dupont Photomasks, Inc. (b)..............     89,466
            7,230 ESS Technology, Inc. (b) (c).............    126,814
            5,448 Emcore Corp. (b).........................     32,688
           36,515 Enterasys Networks, Inc..................     64,997
           23,278 Extreme Networks, Inc....................    234,875
            5,449 FEI Co. (b)..............................    133,555
            5,919 FSI International, Inc. (b)..............     44,215
            7,693 FalConstor Software, Inc. (c)............     32,541
           30,075 Finisar Corp.............................     71,278
           19,449 Foundry Networks, Inc....................    136,726
            6,904 Genesis Microchip, Inc...................    138,701
           26,996 Globespan Virata, Inc....................    104,475

                See accompanying notes to financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
           13,465 Harmonic, Inc. (b).................... $     49,268
            5,727 Hutchinson Technology, Inc. (b) (c)...       89,570
            8,278 Infocus Corp. (b) (c).................       97,515
            6,046 Integrated Silicon Solution, Inc. (b).       53,930
           12,294 Interdigital Commerce Corp. (b).......      111,261
           11,326 Intergraph Corp. (b)..................      197,528
           27,677 Interland, Inc........................       87,183
            4,092 Intermediate Telephone, Inc. (c)......       69,400
           11,570 Iomega Corp. (c)......................      148,674
           11,140 Kulicke & Soffa Industries, Inc. (b)..      138,025
           10,298 LTX Corp. (b).........................      147,055
           19,288 Lattice Semiconductor Corp. (b).......      167,613
           20,484 MRV Communications, Inc. (b)..........       31,341
            4,540 Mastec, Inc. (b)......................       33,414
           45,039 Maxtor Corp. (b)......................      203,576
           14,301 McData Corp...........................      125,992
            4,186 Metro One Telecommunications, Inc. (b)       58,437
            6,528 Microsemi Corp. (b) (c)...............       43,085
            4,050 Monolithic Systems Technology, Inc....       44,591
            8,966 Mykrolis Corp.........................      105,888
            8,934 NETIQ Corp. (b).......................      202,176
            8,696 Netro Corp. (b).......................       19,827
            2,268 Netscreen Technologies, Inc...........       20,820
           15,049 New Focus, Inc. (b)...................       44,696
           12,631 Oak Technology, Inc. (b)..............       57,218
            4,481 OmniVision Technologies, Inc..........       63,809
            1,719 Overland Data Inc.....................       28,298
            2,703 PDF Solutions, Inc....................       19,759
          130,989 Palm, Inc.............................      230,541
            6,203 Paradyne Corp. (b)....................       24,564
            4,446 Pericom Semiconductor Corp. (b).......       51,529
            5,966 Photronics, Inc. (b) (c)..............      112,996
            8,536 Plantronics, Inc. (b).................      162,269
           14,791 Powerwave Technologies, Inc. (b)......      135,486
           29,324 Quantum Corp. (b).....................      123,161
            3,699 RadiSys Corp. (b).....................       43,019
           27,367 Read-Rite Corp. (b)...................       13,136
           30,414 Redback Networks, Inc.................       54,441
           27,409 Riverstone Networks, Inc..............       85,790
            3,528 SCM Microsystems, Inc. (b)............       47,205
           13,681 Sandisk Corp. (b).....................      169,644
            1,094 Scansource, Inc. (b) (c)..............       67,183
            3,631 Semitool, Inc. (b)....................       29,629
           42,843 Silicon Graphics, Inc. (b)............      125,958
           13,111 Silicon Image, Inc. (b)...............       80,239
            5,942 Silicon Laboratories (b) (c)..........      166,317
           17,493 Silicon Storage Technology, Inc. (b)..      136,445
            1,324 Siliconix, Inc. (b)...................       36,675
           10,009 Skyworks Solutions, Inc. (c)..........       55,550
           19,384 SonicBlue, Inc. (b) (c)...............       19,966
           11,550 SonicWall, Inc. (b)...................       57,981
           40,882 Sonus Networks, Inc...................       82,582
            3,794 Spectralink Corp. (b).................       40,368
            2,593 Spectrian Corp. (b) (c)...............       26,889
            6,082 SpeedFam-IPEC, Inc. (b)...............       31,870
            3,273 Standard Microsystems Corp. (b).......       77,276

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
          14,926 StorageNetworks, Inc.................... $     29,389
          16,458 Stratos Lightwave, Inc. (b).............       26,333
          35,956 Sycamore Networks Inc...................      138,790
          10,493 Tekelec, Inc............................       84,259
          17,635 Tellium, Inc............................       16,401
          14,703 Terayon Communication Systems (b) (c)...       19,555
          24,563 Transmeta Corp..........................       57,278
           2,327 Trikon Technologies, Inc. (b)...........       20,920
           7,942 Turnstone Systems, Inc. (b).............       34,389
           2,391 Ulticom, Inc. (b) (c)...................       16,211
           5,104 Ultratech Stepper, Inc. (b).............       82,634
           3,602 Universal Display Corp. (b) (c).........       29,897
           6,932 Varian Semiconductor Equipment, Inc. (b)      235,203
           4,171 Viasat, Inc. (b) (c)....................       35,162
           2,431 Virage Logic Corp.......................       31,652
          45,410 Vitesse Semiconductor Corp..............      141,225
           5,943 Watchguard Technologies, Inc. (b).......       30,547
          43,436 Western Digital Corp. (b)...............      141,167
           3,958 White Electronic Designs Corp. (b)......       29,764
           5,231 Wireless Facilities, Inc. (b)...........       25,632
           4,487 Xicor, Inc. (b).........................       18,127
                                                          ------------
                                                             9,928,201
                                                          ------------

                 CONGLOMERATES--0.2%
           3,323 Lydall, Inc. (b)........................       50,676
           5,932 Rigel Pharmaceuticals, Inc. (b).........       21,652
           4,338 Roxio, Inc. (b).........................       31,234
           2,449 Standex International Corp..............       61,470
           5,856 Tredegar Industries, Inc................      141,422
           3,049 Valmont Industries, Inc.................       61,986
                                                          ------------
                                                               368,440
                                                          ------------

                 CONSTRUCTION MATERIALS--0.5%
           4,482 Amcol International Corp................       30,702
           6,866 Carlisle Cos., Inc......................      308,832
           1,445 Centex Construction Products, Inc.......       52,598
           4,457 Florida Rock Industries, Inc............      159,605
           4,745 Texas Industries, Inc. (b)..............      149,420
           6,068 Walter Industries, Inc..................       81,008
                                                          ------------
                                                               782,165
                                                          ------------

                 CONTAINERS & GLASS--0.5%
             916 AEP Industries, Inc.....................       32,518
           5,958 Caraustar Industries, Inc...............       74,356
           3,164 Chesapeake Corp.........................       83,308
          28,454 Crown Cork & Seal, Inc. (c).............      194,910
          14,933 Earthshell Corp. (b)....................       17,173
           5,117 Graphic Packaging International Corp....       47,332
           2,919 Greif Brothers Corp.....................       97,381
           2,602 Jarden Corp.............................       51,520
          11,549 Longview Fibre Co.......................      108,791
           3,342 Myers Indiana, Inc......................       57,282
           2,317 Silgan Holdings, Inc. (b)...............       93,699
                                                          ------------
                                                               858,270
                                                          ------------

                See accompanying notes to financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   COSMETICS & TOILETRIES--0.4%
             1,171 Chattem, Inc......................... $     36,887
               896 Delaware Laboratories, Inc...........       22,400
             2,941 Elizabeth Arden, Inc. (b) (c)........       51,467
             4,043 Herbalife International, Inc.........       77,504
             9,250 NBTY, Inc. (b).......................      143,190
             2,599 Natures Sunshine Products, Inc.......       29,395
             9,996 Nu Skin Enterprises, Inc.............      145,442
            13,847 Perrigo Co. (b)......................      180,011
             2,404 Water Pik Technologies, Inc..........       30,074
                                                         ------------
                                                              716,370
                                                         ------------

                   DOMESTIC OIL--2.2%
             3,541 3Tec Energy Corp. (b)................       61,720
             3,735 Berry Petroleum Co. (b)..............       62,935
             6,267 Cabot Oil & Gas Corp. (b)............      143,201
            32,050 Chesapeake Energy Corp. (b)..........      230,760
             2,873 Chiles Offshore, Inc. (b)............       69,670
             5,117 Comstock Resources, Inc. (b).........       38,889
             1,989 Encore Aquisition Co.................       34,310
             4,333 Energy Partners, Ltd. (b)............       40,297
               950 Energysouth, Inc.....................       30,438
             4,286 Evergreen Resources (b)..............      182,155
             3,518 Exploration Co.......................       23,817
             5,899 Frontier Oil Corp....................      103,822
            37,807 Grey Wolf, Inc. (b)..................      154,631
             7,839 Harvest Natural Resources, Inc.......       39,195
             2,223 Holly Corp...........................       37,235
             2,290 Houston Exploration Co. (b)..........       66,410
             3,184 Key Production, Inc. (b).............       62,088
            10,940 Magnum Hunter Resources, Inc. (b)....       86,317
             7,144 Meridian Resource Corp. (b) (c)......       26,576
             3,554 Nuevo Energy Co. (b).................       56,153
             5,413 Patina Oil & Gas Corp................      148,479
             6,114 Petroquest Energy, Inc. (ADR) (b) (c)       34,055
             5,393 Plains Resources, Inc. (b)...........      144,263
             2,278 Prima Energy Corp. (b)...............       51,916
             3,955 Pure Resources, Inc. (b).............       82,264
             2,165 Quicksilver Resources, Inc. (b)......       55,965
            11,584 Range Resources Corp. (b)............       64,870
             4,590 Remington Oil Gas Corp. (b)..........       91,433
             3,388 Resource America, Inc................       35,710
             5,271 Spinnaker Exploration Co. (b)........      189,861
             6,291 St. Mary Land & Exploration Co. (c)..      151,361
             4,822 Stone Energy Corp. (b)...............      194,085
             5,207 Swift Energy Co. (b).................       82,219
            14,606 Tesoro Petroleum Corp. (b)...........      113,196
             7,554 Tom Brown, Inc. (b)..................      214,156
             4,969 Trico Marine Services, Inc. (b)......       33,739
             8,157 Unit Corp. (b).......................      141,524
             3,728 Universal Compression Holdings (b)...       89,435
            10,978 Vintage Petroleum, Inc...............      130,638
             3,619 Westport Resources Corp..............       59,352
                                                         ------------
                                                            3,659,140
                                                         ------------

                                                                 VALUE
      SHARES                                                   (NOTE 1A)
      --------------------------------------------------------------------

              DRUGS & HEALTH CARE--11.3%
        2,516 AaiPharma, Inc. (b) (c)........................ $     56,560
       17,659 Abgenix, Inc...................................      173,058
        2,818 Abiomed, Inc. (b) (c)..........................       23,894
            1 Accredo Health, Inc. (b).......................           10
        7,053 Adolor Corp. (b)...............................       79,417
        2,011 Advanced Neuromodulation Systems (b)...........       61,335
        1,047 Advisory Board Co..............................       37,943
        5,758 Aksys, Ltd. (b) (c)............................       39,730
        3,203 Alaris Medical, Inc............................       21,332
        9,022 Alderwoods Group, Inc..........................       68,387
        4,099 Alexion Pharmaceuticals, Inc. (b)..............       62,100
        7,471 Align Technology, Inc. (c).....................       29,286
       12,329 Alkermes, Inc..................................      197,387
        2,636 Alliance Imaging, Inc..........................       35,586
        5,192 Allos Therapeutics, Inc........................       46,936
        6,669 Alpharma, Inc..................................      113,240
        2,416 American Healthways, Inc. (b) (c)..............       43,005
        4,412 American Medical Systems Holdings, Inc. (b) (c)       88,505
        2,036 American Pharmaceutical Partners, Inc..........       25,165
        2,175 Amerigroup Corp................................       59,334
        6,365 Ameripath, Inc. (b)............................      142,767
        4,615 Amsurg Corp....................................      121,190
       13,851 Amylin Pharmaceuticals, Inc. (b) (c)...........      151,530
        4,957 Antigenics, Inc. (b) (c).......................       48,826
        4,091 Aphton Corp. (b) (c)...........................       30,682
       15,521 Applera Corp...................................      186,252
        3,472 Applied Molecular Evolution, Inc...............       20,068
        9,220 Apria Healthcare Group, Inc. (b)...............      206,528
        4,401 Arena Pharmaceuticals, Inc. (b)................       36,968
        6,549 Ariad Pharmaceuticals, Inc. (b)................       27,244
        4,342 Array Biopharma, Inc. (b)......................       41,857
        2,108 Arrow International, Inc.......................       82,317
        4,938 Arthrocare Corp. (b) (c).......................       63,503
        5,632 Atherogenics, Inc..............................       40,381
        4,617 Atrix Laboratories, Inc. (b)...................      102,728
        2,739 Bentley Pharmaceuticals, Inc...................       31,723
       22,150 Beverly Enterprises, Inc. (b)..................      168,561
       13,214 Bio Technology General Corp. (b)...............       79,416
        3,819 Bio-Rad Laboratories, Inc. (b).................      173,803
        8,192 Biomarin Pharmaceutical, Inc. (b) (c)..........       42,754
        4,196 Biopure Corp. (b) (c)..........................       32,099
          775 Bioreliance Corp...............................       19,206
        2,593 Biosite Diagnostics, Inc. (b) (c)..............       72,993
        1,869 Bradley Pharmaceuticals, Inc...................       24,858
        5,827 CV Therapeutics, Inc. (b) (c)..................      108,499
        1,505 Cantel Medical Corp............................       27,692
       12,397 Cardia Science, Inc............................       45,993
        7,224 Cardiodynamics International Corp. (b).........       26,873
        7,937 Cell Therapeutics, Inc. (b) (c)................       43,328
        1,131 Centene Corp...................................       35,038
        5,160 Cepheid........................................       28,788
        3,048 Cerus Corp. (b) (c)............................      103,266
        2,653 Cholestech Corp................................       27,989
        1,193 Closure Medical Corp. (b)......................       16,702
        2,125 Cobalt Corp. (c)...............................       48,450
        6,530 Coherent, Inc. (b).............................      194,725

                See accompanying notes to financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  DRUGS & HEALTH CARE--(CONTINUED)
            5,914 Columbia Laboratories, Inc. (b)....... $     35,484
            2,995 Conceptus, Inc. (b)...................       49,388
            6,094 Conmed Corp. (b)......................      136,079
            6,924 Connetics Corp. (b)...................       89,451
            3,443 Cooper Cos., Inc......................      162,165
            8,843 Corixa Corp. (c)......................       60,575
            1,492 Corvel Corp. (b)......................       49,977
           14,071 Covance, Inc. (b).....................      263,831
            7,292 Cross Contry, Inc.....................      275,638
            3,688 Cryolife, Inc. (b) (c)................       59,229
            6,112 Cubist Pharmaceuticals, Inc. (b) (c)..       57,514
            2,325 Curative Health Services, Inc.........       39,013
            4,911 Cyberonics, Inc. (b)..................       64,427
            2,903 D&K Healthcare Resources, Inc.........      102,360
            2,818 DVI, Inc. (b).........................       54,387
            2,694 Datascope Corp. (c)...................       74,462
            8,192 Decode Genetics, Inc. (b) (c).........       38,339
            1,918 Dianon Systems, Inc. (b)..............      102,460
            3,826 Discovery Partners International, Inc.       25,099
            4,901 Duane Reade, Inc. (b) (c).............      166,879
            5,578 Durect Corp., Inc. (b)................       44,624
            1,215 Dynacq International, Inc. (c)........       17,119
            7,812 Eclipsys Corp. (b)....................       51,239
            1,629 Embrex, Inc...........................       34,079
            4,754 Endo Pharmaceuticals Holdings (b).....       33,278
            3,114 Endocardial Solutions, Inc............       23,635
            4,088 Endocare, Inc. (b) (c)................       54,002
            5,215 Enzo Biochem, Inc. (b) (c)............       74,731
            2,223 Eon Laboratories Inc..................       39,547
            2,825 Epix Medical, Inc.....................       29,804
            1,222 Eresearchtechnology, Inc..............       30,941
            6,611 Esperion Therapeutics (b).............       35,898
            2,579 Exact Sciences Corp...................       41,187
           10,195 Exelixis, Inc. (b)....................       76,768
            5,037 First Horizon Pharmaceutical (b)......      104,216
            2,185 Genencor International, Inc. (b) (c)..       21,391
            6,322 Genesis Health Ventures, Inc..........      127,009
            8,749 Genta, Inc. (b) (c)...................       72,529
            5,131 Gentiva Health Services, Inc. (b).....       46,128
            5,462 Guilford Pharmaceuticals, Inc. (b)....       41,183
            4,065 Haemonetics Corp. (b).................      118,698
            4,366 Hanger Orthopedic Group...............       66,320
            3,957 Harvard Bioscience, Inc...............       22,120
            1,794 Health Thtronics, Inc.................       31,377
            4,356 Hologic, Inc..........................       63,031
           12,099 Hooper Holmes, Inc....................       96,792
            2,385 ICU Medical, Inc. (b) (c).............       73,696
            3,411 IGEN International, Inc. (b)..........      107,446
           10,545 ISIS Pharmaceuticals, Inc. (b) (c)....      100,283
            7,337 Ilex Oncology, Inc. (b)...............      103,378
            5,365 Illumina, Inc. (b) (c)................       36,053
           11,562 Imclone Systems, Inc..................      100,532
            1,415 Immucor Corp..........................       33,210
            9,079 Immunogen, Inc. (b)...................       24,423
            3,985 Impath, Inc. (b) (c)..................       71,531
            5,893 Impax Laboratories, Inc. (b)..........       44,139

                                                                VALUE
      SHARES                                                  (NOTE 1A)
      -------------------------------------------------------------------

              DRUGS & HEALTH CARE--(CONTINUED)
        2,695 Inamed Corp. (b).............................. $     72,954
       15,196 Incyte Genomics, Inc. (b).....................      110,475
       12,482 Inhale Therapeutic Systems, Inc. (b) (c)......      118,454
        4,184 Integra LifeSciences Holdings Corp. (b).......       91,002
        5,633 Intermune, Inc. (b) (c).......................      118,856
        3,897 Interpore International.......................       37,684
        6,803 Intuitive Surgical, Inc. (b) (c)..............       57,621
        5,950 Invacare Corp.................................      220,150
        1,504 Inverness Medical Innovations, Inc............       30,381
        1,224 KOS Pharmaceuticals, Inc. (b) (c).............       24,908
        4,642 KV Pharmaceutical Co. (b).....................      125,334
        2,387 Kendle International, Inc. (b)................       32,463
        1,636 Kensey Nash Corp..............................       26,503
        2,555 Kindred Healthcare, Inc.......................      113,575
        3,878 Kosan Biosciences, Inc. (b)...................       33,777
        1,362 Kyphon, Inc...................................       19,858
        1,199 Labone, Inc...................................       31,162
        1,842 Landauer, Inc.................................       71,525
        2,256 Lifecore Biomedical, Inc......................       25,583
          904 Lifeline Systems, Inc.........................       23,811
       11,671 Ligand Pharmaceuticals, Inc. (Class B) (b) (c)      169,229
        9,572 Louisiana Jolla Pharmaceutical Co. (c)........       59,825
        5,666 MGI Pharma, Inc. (b)..........................       40,002
        5,182 MIM Corp......................................       62,650
        1,397 Matria Healthcare, Inc........................       11,483
        3,880 Maximus, Inc. (b).............................      122,996
        1,883 MedSource Technologies, Inc...................       23,067
       15,742 Medarex, Inc..................................      116,806
        1,438 Medcath Corp..................................       24,590
        1,924 Medical Design Corp. (c)......................       24,897
        1,765 Medical Staffing Network Holdings.............       43,242
        4,781 Medicines Co. (b) (c).........................       58,950
        4,455 Mentor Corp...................................      163,539
          763 Meridian Medical Technologies, Inc............       27,544
        2,597 Merit Medical Systems, Inc....................       53,576
        3,456 Molecular Devices Corp. (b)...................       61,517
        5,378 Myriad Genetics, Inc. (b).....................      109,389
        5,833 NPS Pharmaceuticals, Inc. (b) (c).............       89,362
        8,733 Nabi Biopharmaceuticals.......................       41,307
        5,767 Napro Biotherapeutics, Inc. (b) (c)...........       37,832
        1,786 Nastech Pharmaceutical, Inc...................       29,344
        1,899 National Healthcare Corp. (b).................       40,354
        2,552 Neopharm, Inc. (b) (c)........................       32,079
        2,472 Neose Technologies, Inc. (b)..................       26,945
        6,363 Neurocrine Biosciences, Inc. (b) (c)..........      182,300
        2,925 Neurogen Corp. (b)............................       34,193
        4,694 Noven Pharmaceuticals, Inc. (b)...............      119,697
        8,204 OSI Pharmaceuticals, Inc......................      199,439
        3,834 Ocular Sciences, Inc. (b).....................      101,601
        2,683 Odyssey Healthcare, Inc.......................       97,259
        3,282 Omnicell, Inc.................................       22,941
        2,877 Option Care, Inc. (b) (c).....................       39,530
        5,923 Orasure Technologies, Inc. (b) (c)............       38,499
        7,217 Orthologic Corp...............................       39,910
        7,703 Owens & Minor, Inc. (c).......................      152,211
       16,104 PSS World Medical, Inc. (b)...................      130,442

                See accompanying notes to financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  DRUGS & HEALTH CARE--(CONTINUED)
            7,878 PacifiCare Health Systems, Inc. (b) (c) $    214,282
            3,607 Pain Therapeutics, Inc. (b)............       30,155
            5,347 Parexel International Corp. (b) (c)....       74,377
            5,356 Pediatrix Medical Group, Inc. (b)......      133,900
            3,130 Penwest Pharmaceuticals Co. (b)........       61,035
           21,584 Peregrine Pharmaceuticals, Inc. (b) (c)       25,253
            4,076 Pharmaceutical Resources, Inc. (b).....      113,231
            2,100 Polymedica Corp. (b) (c)...............       53,634
            3,870 Possis Medical, Inc. (b)...............       47,791
            5,098 Pozen, Inc. (b)........................       26,408
           11,695 Praecis Pharmaceuticals, Inc. (b)......       40,699
            2,844 Prime Medical Services, Inc............       33,047
            1,784 Progenics Phaarmaceuticals, Inc. (b)...       21,925
           20,071 Protein Design Laboratories, Inc. (b)..      217,971
           10,807 Province Healthcare Co. (c)............      241,645
            1,035 Proxymed, Inc..........................       21,373
            1,738 Qmed, Inc..............................       14,530
            5,800 Quidel Corp............................       39,962
            4,314 Radiologix, Inc........................       65,788
            3,929 RehabCare Group, Inc. (b)..............       94,414
            6,875 ResMed, Inc. (b) (c)...................      202,125
            3,489 Resources Care, Inc. (b)...............       23,097
            6,927 Respironics, Inc. (b)..................      235,864
            2,258 Rita Medical Systems, Inc..............       22,851
            4,027 Salix Pharmaceuticals, Ltd.............       61,379
            3,853 Sangamo Biosciences, Inc. (b)..........       22,656
            5,962 Sangstat Medical Corp. (b).............      137,007
           10,461 Scios, Inc. (b) (c)....................      320,211
            3,967 Select Medical Corp. (b)...............       62,123
           15,638 Sepracor, Inc. (b).....................      149,343
           66,434 Service Corp. International............      320,876
            5,491 Sierra Health Services, Inc. (b).......      122,724
            4,918 Sola International, Inc. (b)...........       56,557
            2,454 Sonic Innovations, Inc.................       17,350
            3,183 Sonosite, Inc. (b).....................       45,931
            1,879 Spacelabs Medical, Inc.................       26,682
            7,587 Stericycle, Inc. (b) (c)...............      268,656
           21,791 Stewart Enterprises, Inc. (b)..........      138,809
            4,028 Sunrise Assisted Living, Inc. (b) (c)..      107,950
            6,636 Supergen, Inc. (b).....................       48,177
            8,580 Sybron Dental Specialties, Inc. (b)....      158,730
            3,877 Syncor International Corp. (b).........      122,125
            5,424 Tanox, Inc. (b)........................       58,742
            9,401 Techne Corp. (b) (c)...................      265,296
            5,829 Telik, Inc. (b)........................       72,862
            6,727 Theragenics Corp. (b) (c)..............       56,709
            5,012 Therasense, Inc........................       92,481
           11,108 Thoratec Laboratories Corp. (b)........       99,861
            7,090 Triangle Pharmaceuticals, Inc. (b).....       19,214
            2,992 Trimeris, Inc. (b) (c).................      132,815
            8,647 Tularik, Inc. (b) (c)..................       79,293
            2,115 U.S. Physical Therapy, Inc.............       42,956
           16,560 US Oncology, Inc. (b) (c)..............      137,945
            4,214 Unilab Corp............................      115,421
            3,420 United Surgical Partners...............      105,952
            3,531 United Therapeutics Corp. (b) (c)......       43,643

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 DRUGS & HEALTH CARE--(CONTINUED)
           3,138 Urologix, Inc. (b)...................... $     40,135
           4,037 VCA Antech, Inc.........................       62,816
          10,861 VISX, Inc. (b)..........................      118,385
           2,861 Ventana Medical Systems, Inc. (b) (c)...       62,799
           5,891 Viasys Healthcare, Inc..................      102,798
           4,294 Vical, Inc. (b).........................       22,672
           1,337 Vital Signs, Inc........................       48,333
           8,070 Vitalworks, Inc.........................       66,174
           7,431 Vivus, Inc. (b).........................       50,308
           2,961 West Pharmaceutical Services, Inc.......       95,018
           4,734 Wilson Greatbatch Technologies, Inc. (b)      120,622
           3,512 Women First Healthcare, Inc.............       27,394
           3,534 Wright Medical Group, Inc...............       71,245
             980 Young Innovations, Inc..................       21,286
           1,889 Zoll Medical Corp. (b)..................       61,449
           2,256 Zymogenetics, Inc.......................       19,898
                                                          ------------
                                                            18,488,689
                                                          ------------

                 ELECTRIC UTILITIES--1.6%
           6,062 Black Hills Corp. (b)...................      209,696
           3,700 CH Energy Group, Inc....................      182,225
           2,633 Central Vermont Public Service..........       47,394
           9,174 Cleco Corp..............................      200,910
          12,762 DQE, Inc................................      178,668
          10,583 El Paso Electric Co. (b)................      146,574
           5,034 Empire District Electric Co.............      103,197
          21,868 Key Energy Services, Inc. (b)...........      229,614
           3,667 Madison Gas & Electric Co...............      102,126
           5,608 Otter Tail Power Co.....................      176,764
           8,200 PNM Resources, Inc......................      198,440
          23,457 Touch America Holdings, Inc.............       64,507
           2,710 UIL Holdings Corp.......................      147,587
           6,446 Unisource Energy Corp...................      119,896
           1,073 Unitil Corp.............................       32,061
           7,095 WPS Resources Corp. (c).................      289,689
          12,651 Westar Energy, Inc......................      194,193
                                                          ------------
                                                             2,623,541
                                                          ------------

                 ELECTRICAL EQUIPMENT--2.3%
           3,762 A.O. Smith Corp.........................      117,412
           9,350 Acuity Brands, Inc......................      170,170
           5,078 Anaren Microwave, Inc. (b)..............       43,874
           6,682 Artesyn Technologies, Inc. (b)..........       43,633
           8,068 Asyst Technologies, Inc. (b) (c)........      164,184
           2,466 BEI Technologies, Inc...................       28,236
           6,877 Baldor Electric Co. (b).................      173,300
           2,211 Bel Fuse, Inc. (Class B) (b)............       59,808
           5,121 Belden, Inc. (b)........................      106,722
           5,144 Benchmark Electronics, Inc. (b) (c).....      149,176
           4,155 Brady Corp. (b).........................      145,425
           5,870 C&D Technologies, Inc...................      105,777
           6,740 CTS Corp. (c)...........................       81,150
          17,506 Capstone Turbine Corp...................       29,060
           6,216 Electro Scientific Industries, Inc. (b).      151,049
           3,004 Encore Wire Corp. (b)...................       42,747

                See accompanying notes to financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  ELECTRICAL EQUIPMENT--(CONTINUED)
            1,977 Excel Technology, Inc. (b)............. $     41,517
            3,380 Flir Systems, Inc. (b).................      141,859
            1,449 Franklin Electric, Inc.................       68,204
            7,483 Generale Cable Corp....................       47,143
            2,733 Genlyte Group, Inc. (b)................      111,042
            5,039 Global Power Equipment Group, Inc......       49,886
            1,867 Lecroy Corp. (b).......................       22,217
            4,425 Littelfuse, Inc........................      102,350
            4,442 Magnetek, Inc. (b).....................       43,976
            7,185 Paxar Corp. (b)........................      120,349
            2,638 Penn Engineering & Manufacturing Corp..       45,954
            9,476 Plexus Corp. (b).......................      171,516
            3,753 Plug Power, Inc........................       29,686
            5,693 Power Integrations, Inc. (b)...........      103,157
           12,190 Power-One, Inc.........................       75,822
            5,468 Proton Energy Systems, Inc. (b)........       17,552
            7,243 Rayovac Corp. (b) (c)..................      134,213
            9,059 Technitrol, Inc. (b)...................      211,075
            3,419 Tecumseh Products Co...................      181,480
            9,794 Thomas & Betts Corp....................      182,168
            4,864 Three Five Systems, Inc. (b)...........       55,450
            3,162 Triumph Group, Inc. (b)................      141,025
            4,487 Vicor Corp. (b)........................       31,364
            3,194 Wesco International, Inc. (b)..........       20,122
            2,364 Woodhead Industries....................       40,519
                                                          ------------
                                                             3,801,369
                                                          ------------

                  ELECTRONICS--2.2%
            7,573 Active Power, Inc. (b) (c).............       27,339
            6,913 Anadigics, Inc. (b) (c)................       56,963
            1,499 Analogic Corp..........................       73,706
            3,352 Artisan Components, Inc................       30,168
            5,491 Caliper Technologies Corp. (b) (c).....       45,850
            7,269 Checkpoint Systems, Inc. (b) (c).......       85,047
            1,648 Clearone Communications, Inc...........       24,275
            4,676 Cohu, Inc..............................       80,801
            3,486 Cubic Corp. (b)........................       82,618
            3,165 Daktronics, Inc. (b)...................       31,144
            8,828 Exar Corp. (b).........................      174,088
            7,720 Fuelcell Energy, Inc. (b)..............       79,439
            2,469 II-VI, Inc. (b)........................       36,467
           10,151 Identix, Inc. (b) (c)..................       74,092
            3,338 Intermagnetics General Corp. (b).......       67,428
            4,324 Itron, Inc. (b)........................      113,419
            4,860 Ixia (b)...............................       28,285
            1,339 Keithley Instruments, Inc..............       19,335
           15,677 Kopin Corp. (b)........................      103,468
            7,353 Lexar Media, Inc. (c)..................       31,397
            4,590 MEMC Electronic Materials, Inc. (b) (c)       22,491
            4,760 MTS Systems Corp.......................       62,642
            4,734 Mattson Technology, Inc. (b)...........       21,871
            1,180 Measurement Specialties, Inc. (b) (c)..        3,540
            2,442 Medis Technologies, Ltd. (b) (c).......       19,314
            3,074 Merix Corp. (b) (c)....................       26,375
            7,719 Methode Electronics, Inc...............       98,572

                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               ELECTRONICS--(CONTINUED)
         9,855 Microtune, Inc. (b) (c)..................... $     87,808
         8,051 Mips Technologies, Inc. (b).................       49,675
         1,628 Nanometrics, Inc. (b).......................       25,851
         8,569 Newport Corp................................      134,191
         3,241 Nu Horizons Electronics Corp. (b)...........       26,868
         1,515 OSI Systems, Inc............................       30,042
         3,837 PLX Technology, Inc. (b)....................       16,307
         3,858 Park Electrochemical Corp...................      102,237
         3,843 Photon Dynamics, Inc. (b)...................      115,290
         6,785 Pioneer Standard Electronics, Inc. (c)......       70,496
         7,487 Pixelworks, Inc. (b) (c)....................       62,816
         2,910 Planar Systems, Inc. (b)....................       56,017
         1,482 Powell Industries, Inc. (b).................       35,938
        18,873 Rambus, Inc. (b) (c)........................       77,191
         2,171 Research Frontiers, Inc. (b) (c)............       32,263
         2,079 Rudolph Technologies, Inc. (b)..............       51,829
         3,297 SBS Technologies, Inc. (b)..................       40,385
         5,750 Sipex Corp. (b).............................       28,112
         7,095 Somera Communications, Inc. (b) (c).........       50,658
         2,342 Supertex, Inc. (b)..........................       41,266
         5,179 Symyx Technologies, Inc. (b) (c)............       72,092
         1,125 Sypris Solutions, Inc.......................       20,497
         6,854 Teledyne Technologies, Inc. (b).............      142,220
         5,582 Therma Wave, Inc. (b).......................       63,579
         2,873 Tollgrade Communications, Inc. (b) (c)......       42,147
         5,694 Trimble Navigation, Ltd. (b)................       88,257
         4,971 Tripath Imaging, Inc. (b)...................       21,723
         6,666 Varian, Inc. (b)............................      219,645
         5,714 Veeco Industries, Inc. (b) (c)..............      132,051
         4,060 X Rite, Inc.................................       34,551
         3,518 Zygo Corp. (b)..............................       28,320
                                                            ------------
                                                               3,520,456
                                                            ------------

               FINANCIAL SERVICES--1.4%
         4,438 Acacia Research Corp. (b)...................       31,510
         1,547 Actrade Financial Technologies, Ltd. (b) (c)       16,120
         5,003 Advanta Corp................................       54,683
         8,687 American Capital Strategies, Ltd............      238,632
         1,479 American Home Mortgage Holdings, Inc........       18,473
        20,790 Ameritrade Holding Corp.....................       95,218
         1,322 BKF Capital Group, Inc. (b).................       37,677
         4,713 Bank United Corp............................          424
         4,958 Cash America International, Inc.............       45,614
         9,306 Charter Municipal Mortgage Acceptance Co....      166,391
         3,018 Credit Acceptance Corp. (b) (c).............       37,936
         5,084 Espeed, Inc. (b)............................       55,466
         3,222 Euronet Worldwide, Inc......................       51,520
         1,796 Federal Agricultural Mortage Corp. (b) (c)..       47,953
         2,574 Financial Federal Corp. (b) (c).............       85,199
         3,365 Friedman Billings (b).......................       42,836
         1,408 Gabelli Asset Management, Inc. (b) (c)......       51,392
         3,166 Idine Rewards Network, Inc..................       36,409
         4,402 Insignia Financial Group, Inc. (b)..........       42,787
         4,371 Jeffries Group, Inc.........................      184,019
        18,407 Knight Trading Group, Inc...................       96,120

                See accompanying notes to financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                FINANCIAL SERVICES--(CONTINUED)
          4,567 MCG Capital Corp.......................... $     76,315
          7,362 Metris Cos., Inc..........................       61,178
          3,556 New Century Financial Corp................      124,353
          2,560 PFF Bancorp, Inc. (b).....................       98,304
          3,054 SWS Group, Inc............................       59,920
          6,351 Saxon Capital Inc.........................      103,331
         16,773 Soundview Technology Group, Inc...........       28,514
          1,969 Sterling Bancorp..........................       70,293
          3,285 The Intercept Group, Inc. (c).............       68,065
          1,781 Triad Guaranty, Inc. (b)..................       77,527
          1,558 WFS Financial, Inc. (b)...................       42,705
          1,777 WSFS Financial Corp.......................       45,971
          2,615 World Acceptance Corp. (b)................       21,966
                                                           ------------
                                                              2,314,821
                                                           ------------

                FOOD & BEVERAGE--2.2%
            774 Alico, Inc................................       22,748
          3,749 American Italian Pasta Co. (b)............      191,162
          2,090 Boston Beer, Inc..........................       33,231
          8,194 Cadiz, Inc. (b) (c).......................       69,641
          8,118 Chiquita Brands International, Inc........      145,393
          7,624 Corn Products International, Inc..........      237,259
          6,184 Del Monte Foods Co. (b)...................       72,971
          8,301 Delta & Pine Land Co......................      166,850
            202 Farmer Brothers Co........................       73,280
          1,117 Fisher Communications, Inc................       65,590
          8,674 Fleming Cos., Inc. (c)....................      157,433
          4,993 Flowers Foods, Inc........................      129,069
          3,778 Great Atlantic & Pacific Tea Co., Inc. (b)       70,611
          5,310 Hain Celestial Group, Inc. (b)............       98,235
          1,475 Horizon Organic Holding Corp..............       25,990
          3,570 International Multifoods Corp. (b)........       92,820
          9,852 Interstate Bakeries Corp..................      284,526
          1,374 J & J Snack Foods Corp. (b)...............       61,775
          5,483 Lance, Inc................................       79,942
          3,175 Monterey Pasta Co.........................       29,940
          2,484 Nash Finch Co.............................       79,389
          6,799 Pathmark Stores, Inc. (b).................      127,889
          1,962 Peets Coffee & Tea, Inc...................       36,120
          3,449 Pilgrims Pride Corp.......................       48,286
          6,773 Ralcorp Holdings, Inc. (b)................      211,656
          1,350 Riviana Foods, Inc........................       34,235
          1,134 Sanderson Farms, Inc......................       28,361
             84 Seaboard Corp.............................       20,870
          9,844 Sensient Technologies Corp................      224,049
          1,582 Tejon Ranch Co. (b).......................       51,573
         10,049 The J. M. Smucker Co. (c).................      342,972
          2,100 The Robert Mondavi Corp. (b)..............       71,883
          3,001 Triarc Cos. (b)...........................       82,828
          4,303 United Natural Foods, Inc. (b)............       84,769
          4,352 Wild Oats Markets, Inc. (b) (c)...........       70,067
                                                           ------------
                                                              3,623,413
                                                           ------------

                GAS & OIL EXPLORATION--0.1%
          2,022 Atwood Oceanics, Inc. (b).................       75,825

                                                          VALUE
            SHARES                                      (NOTE 1A)
            -------------------------------------------------------

                    GAS & OIL EXPLORATION--(CONTINUED)
              5,344 Denbury Resources, Inc. (b)....... $     54,990
                986 Magnum Hunter Resources, Inc......          818
                                                       ------------
                                                            131,633
                                                       ------------

                    GAS & PIPELINE UTILITIES--2.2%
             12,640 AGL Resources, Inc................      293,248
              3,421 American State Water Co...........       90,657
              9,338 Atmos Energy Corp.................      218,883
             10,799 Avista Corp.......................      149,026
              2,498 Cascade Natural Gas Corp..........       52,208
              1,733 Connecticut Water Service, Inc....       52,822
              7,776 Energen Corp......................      213,840
              4,269 Laclede Group, Inc................      100,236
              1,732 Middlesex Water Co................       45,500
              3,563 NUI Corp..........................       97,982
              6,094 New Jersey Resources Corp.........      181,906
              5,748 Northwest Natural Gas Co..........      165,255
              6,195 Northwestern Corp. (c)............      105,005
             12,117 Oneok, Inc........................      265,968
              6,959 Piedmont Natural Gas, Inc.........      257,344
                466 SJW Corp..........................       37,746
              4,162 Semco Energy, Inc.................       37,666
             23,090 Sierra Pacific Resources (b) (c)..      180,102
              2,710 South Jersey Industries, Inc......       91,462
              9,075 Southern Union Co. (b)............      154,278
              7,431 Southwest Gas Corp................      183,917
              2,093 Southwest Water Co................       39,620
              5,788 Southwestern Energy Co. (b).......       87,920
             10,982 WGL Holdings, Inc.................      284,434
              4,260 Western Gas Resources, Inc........      159,324
                                                       ------------
                                                          3,546,349
                                                       ------------

                    HEALTH CARE--PRODUCTS--0.2%
                861 CSS Industries, Inc...............       30,566
              6,192 Mathews International Corp........      144,583
              5,796 Oakley, Inc. (b)..................      100,850
              6,301 Playtex Products, Inc. (b)........       81,598
                                                       ------------
                                                            357,597
                                                       ------------

                    HOTELS & RESTAURANTS--2.2%
              3,224 AFC Enterprises, Inc. (b).........      100,750
              9,564 Alliance Gaming Corp. (b).........      119,359
              1,258 Ambassadors Group, Inc............       18,065
              2,342 Ameristar Casinos, Inc............       68,058
              5,629 Argosy Gaming Corp. (b)...........      159,864
              7,736 Aztar Corp. (b)...................      160,909
                924 Benihana, Inc.....................       17,391
              7,908 Bob Evans Farms, Inc..............      248,944
              7,019 Boyd Gaming Corp. (b).............      101,074
              3,436 Buca, Inc. (b) (c)................       65,456
             11,491 CKE Restaurants, Inc..............      130,768
              3,203 California Pizza Kitchen, Inc. (b)       79,434
              1,874 Champps Entertainment, Inc........       22,882
              1,671 Checkers Drive-in Restaurants.....        3,141

                See accompanying notes to financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 HOTELS & RESTAURANTS--(CONTINUED)
           2,383 Chicago Pizza & Brewery, Inc............ $     23,782
           5,051 Choice Hotels, Inc. (b).................      101,070
           2,484 Dave & Busters, Inc.....................       30,156
           3,528 Dover Motorsports, Inc..................       20,110
           2,339 Hollywood Casino Corp...................       25,261
           4,467 IHOP Corp. (b)..........................      131,553
           3,586 Isle of Capri Casinos, Inc. (b) (c).....       72,616
           4,954 Landry's Restaurants, Inc...............      126,377
           4,316 Lone Star Steakhouse & Saloon, Inc......      101,814
           5,072 Luby's, Inc. (b)........................       33,374
           4,454 Marcus Corp.............................       74,159
           4,750 Motor Gaming Group, Inc.................       79,325
           2,314 Multimedia Games, Inc...................       50,468
           3,578 O' Charleys, Inc. (b)...................       90,523
           3,648 P.F. Chang's China Bistro, Inc. (b) (c).      114,620
           4,674 Panera Bread Co. (b)....................      161,113
           3,060 Papa John's International, Inc. (b) (c).      102,173
           5,436 Pinnacle Entertainment, Inc. (b)........       57,785
          10,193 Prime Hospitality Corp. (b).............      132,407
           4,457 Rare Hospitality International, Inc. (b)      119,982
          10,017 Ryan's Family Steak Houses, Inc. (b)....      132,325
           7,623 Scientific Games Corp...................       60,527
           4,021 Shuffle Master, Inc. (b) (c)............       73,866
           8,219 Sonic Corp. (b).........................      258,159
           5,126 The Steak & Shake Co....................       80,222
          33,863 Wyndham International, Inc. (b).........       39,281
                                                          ------------
                                                             3,589,143
                                                          ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.7%
           3,655 Applica, Inc. (b).......................       45,322
           2,276 Bassett Furniture Industries, Inc.......       44,380
           2,697 Beazer Homes USA, Inc. (b)..............      215,760
           7,306 Blyth, Inc. (b).........................      228,093
          11,017 Champion Enterprises, Inc. (b) (c)......       61,916
           2,495 Department 56, Inc......................       40,619
           7,907 Fleetwood Enterprises, Inc. (c).........       68,791
           4,872 Foamex International, Inc. (b) (c)......       54,128
           3,390 Hovnanian Enterprises, Inc. (b) (c).....      121,633
           9,861 Interface, Inc..........................       79,282
           3,474 Libbey, Inc.............................      118,463
           1,120 Lyon William Homes......................       29,176
           4,377 M.D.C. Holdings, Inc. (c)...............      227,604
           2,728 M/I Schottenstein Homes, Inc............      102,791
           1,726 Meritage Corp. (b)......................       78,792
           2,010 Modtech Holdings, Inc...................       25,306
           1,066 National Presto Industries, Inc.........       34,112
           3,263 Oneida, Ltd.............................       62,486
           3,897 Palm Harbor Homes, Inc. (b) (c).........       77,391
           2,229 Russ Berrie & Co., Inc..................       78,907
           1,464 Salton, Inc. (b) (c)....................       21,008
           1,391 Skyline Corp............................       45,903
           7,266 Standard-Pacific Corp...................      254,891
           1,164 Stanley Furniture, Inc. (b).............       31,137
           1,474 Starrett L.S. Co........................       37,219
           8,387 The Topps Co. (b).......................       84,373

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--(CONTINUED)
           2,791 Toro Co................................. $    158,640
          11,737 Tupperware Corp.........................      244,012
          14,961 U.S. Industries, Inc. (b)...............       51,615
           3,124 Universal Electronics, Inc. (b).........       46,735
           1,095 Virco Manufacturing Co..................       14,345
           1,563 WCI Communities, Inc....................       45,249
           7,881 Westpoint Stevens, Inc. (c).............       30,500
                                                          ------------
                                                             2,860,579
                                                          ------------

                 INDUSTRIAL MACHINERY--3.8%
           2,073 Actuant Corp............................       85,511
           3,747 Advanced Energy Industries, Inc. (b) (c)       83,108
           1,401 Alamo Group, Inc........................       21,015
           5,351 Albany International Corp. (b)..........      143,995
           4,627 American Superconductor Corp. (b) (c)...       25,263
           4,339 Applied Industrial Technologies, Inc....       84,611
           3,435 Astec Industries, Inc...................       55,269
           2,341 Barnes Group, Inc. (b)..................       53,609
           4,893 Briggs & Stratton Corp. (b).............      187,598
           2,119 Cascade Corp............................       32,845
           2,246 Circor International, Inc...............       38,519
           5,613 Clarcor, Inc............................      177,651
           7,593 Cognex Corp.............................      152,240
           2,768 Columbus McKinnon Corp. (b).............       23,916
           3,524 Cuno, Inc. (b)..........................      127,498
           3,951 Dionex Corp. (b)........................      105,847
           1,439 Dril-Quip, Inc. (b).....................       35,903
           2,700 ESCO Technologies, Inc. (b).............       94,500
           3,382 Energy Conversion Devices, Inc. (b).....       53,064
           4,689 Esterline Technologies Corp. (b)........      106,440
           2,975 Flow International Corp. (b)............       20,049
           3,585 Gardner Denver, Inc. (b)................       71,700
           1,662 Gorman-Rupp Co..........................       52,353
           2,620 Hydril Co. (b)..........................       70,216
           6,258 IDEX Corp...............................      209,643
           9,529 JLG Industries, Inc.....................      133,692
           9,756 Joy Global, Inc.........................      169,169
           2,769 Kadant, Inc.............................       45,689
           6,214 Kaydon Corp.............................      146,713
           7,049 Kennametal, Inc.........................      257,993
           7,182 Lincoln Electric Holdings, Inc..........      193,196
           2,253 Lindsay Manufacturing Co................       52,157
           5,444 Manitowoc, Inc..........................      193,208
           8,504 Maverick Tube Corp. (b).................      127,560
           3,864 Milacron, Inc...........................       39,220
           1,773 Mine Safety Appliances Co...............       70,920
           6,356 Mueller Industries, Inc. (b)............      201,803
           2,570 NN, Inc.................................       32,896
           3,865 NS Group, Inc. (b)......................       36,911
           1,214 Nacco Industries, Inc...................       70,533
           5,033 Nordson Corp............................      124,114
           5,206 Oceaneering International, Inc. (b).....      140,562
           3,389 Oshkosh Truck Corp......................      200,324
           2,399 Osmonics, Inc. (b)......................       38,144
           6,921 Presstek, Inc. (b) (c)..................       27,684

                See accompanying notes to financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                               (NOTE 1A)
        ----------------------------------------------------------------

                INDUSTRIAL MACHINERY--(CONTINUED)
          5,224 Regal Beloit Corp.......................... $    126,995
          5,359 Reliance Steel & Aluminum Co...............      163,450
          1,893 Robbins & Myers, Inc.......................       49,691
          3,575 Rogers Corp. (b)...........................       97,633
          6,583 Roper Industries, Inc......................      245,546
          2,779 SPS Technologies, Inc. (b).................      106,074
          6,437 Stewart & Stevenson Services, Inc..........      114,192
          2,033 Tennant Co.................................       80,507
          8,985 Terex Corp. (b)............................      202,073
          3,268 Thomas Industries, Inc.....................       94,118
          8,085 Trinity Industries, Inc. (c)...............      167,521
         18,364 USEC, Inc..................................      161,603
          5,221 Wabash National Corp. (c)..................       52,210
          3,537 Watts Industries, Inc......................       70,209
          2,003 Woodward Governor Co.......................      118,417
                                                            ------------
                                                               6,265,090
                                                            ------------

                INSURANCE--2.4%
         11,306 Alfa Corp..................................      132,280
          1,395 American Medical Security Group Inc........       33,410
          2,246 American Physicians Capital, Inc. (b)......       41,459
          4,876 Argonaut Group, Inc. (c)...................      104,444
          1,293 Baldwin & Lyons, Inc. (Class B) (b)........       29,519
          3,491 CNA Surety Corp............................       50,794
          4,290 Ceres Group, Inc...........................       16,731
          5,120 Citizens, Inc. (b).........................       66,458
          3,203 Clark/Bardes, Inc. (b).....................       73,157
          5,544 Commerce Group, Inc........................      219,265
         69,712 Conseco, Inc...............................      139,424
          6,004 Crawford & Co. (Class B) (b)...............       48,632
          2,969 Delphi Financial Group, Inc. (b)...........      128,706
          2,581 FBI Financial Group, Inc...................       57,169
          1,987 FPIC Insurance Group, Inc..................       29,904
          1,770 Financial Industries Corp..................       31,984
         13,192 Fremont General Corp. (c)..................       55,143
          1,651 Great American Financial Resources, Inc....       31,864
          6,694 Harleysville Group, Inc....................      185,558
          6,457 Hilb, Rogal & Hamilton Co..................      292,179
          8,027 Horace Mann Educators Corp.................      149,864
            739 Independence Holding Co....................       16,509
            825 Kansas City Life Insurance Co..............       31,903
          4,198 Landamerica Financial Group, Inc...........      132,237
          3,809 Liberty Corp...............................      151,789
            884 Midland Co.................................       44,616
            487 National Western Life Insurance Co. (b)....       55,981
            913 Navigators Group, Inc......................       24,450
          3,786 Odyssey Re Holdings Corp...................       65,839
         11,495 Ohio Casualty Corp. (b)....................      240,246
          5,966 PMA Capital Corp...........................      126,181
          3,808 Philadelphia Consolidated Holding Corp. (b)      172,655
          1,476 Pico Holdings, Inc. (b)....................       24,457
          4,663 Presidential Life Corp.....................       94,519
          4,839 Proassurance Corp..........................       85,166
          1,419 RLI Corp...................................       72,369
          5,844 Selective Insurance Group, Inc.............      165,561

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 INSURANCE--(CONTINUED)
           2,865 State Auto Financial Corp................ $     46,986
           3,828 Stewart Information Services Corp. (b)...       78,665
           8,723 UICI, Inc. (b)...........................      176,205
           1,630 United Fire Casualty Co..................       61,581
           5,271 Universal American Financial Corp. (b)...       34,683
           7,744 Vesta Insurance Group, Inc...............       33,144
           1,864 Zenith National Insurance Corp...........       59,368
                                                           ------------
                                                              3,913,054
                                                           ------------

                 INTERNET--0.1%
          28,607 Priceline.Com, Inc. (b)..................       79,814
           6,675 Register.com, Inc. (b)...................       50,863
                                                           ------------
                                                                130,677
                                                           ------------

                 INVESTMENT COMPANIES--0.0%
           2,004 Gladstone Capital Corp...................       36,172
                                                           ------------

                 LEISURE--1.3%
           3,525 Action Performance Cos., Inc. (b)........      111,390
           3,610 Arctic Cat, Inc..........................       62,774
           6,978 Bally Total Fitness Holding Corp. (b) (c)      130,558
           2,436 Championship Auto Racing Teams, Inc. (b).       23,995
           1,360 Churchill Downs, Inc.....................       54,849
           5,450 Concord Camera Corp. (b).................       27,801
           2,258 Dover Downs Gaming & Entertainment, Inc..       28,902
             812 Escalade, Inc............................       18,570
           5,205 JAKKS Pacific, Inc. (b) (c)..............       92,181
           4,056 K2, Inc. (b).............................       41,574
          10,002 Magna Entertainment Corp. (b)............       69,914
           1,489 Marine Products Corp.....................       17,347
           1,651 Marinemax, Inc...........................       21,380
           3,847 Marval Enterprises, Inc..................       21,082
           6,216 Midway Games, Inc. (b) (c)...............       52,836
           6,762 Nautilus Group, Inc. (c).................      206,917
           2,735 Navigant International, Inc. (b).........       42,311
           1,924 Parkervision, Inc. (b) (c)...............       36,902
           6,864 Penn National Gaming, Inc. (b)...........      124,582
          13,277 Pinnacle Systems, Inc. (b)...............      134,098
           1,918 Racing Champions Ertl Corp...............       34,025
           4,620 SCP Pool Corp. (b).......................      128,251
           3,082 Speedway Motorsports, Inc. (b) (c).......       78,375
           7,791 Station Casinos, Inc. (b)................      139,069
             937 Steinway Musical Instructions, Inc. (b)..       20,052
           4,399 Sturm Ruger & Co., Inc...................       62,246
           8,535 Take Two Interactive Software (b)........      175,736
           1,900 Vail Resorts, Inc. (b)...................       32,490
           4,949 WMS Industries, Inc. (b) (c).............       60,625
           2,253 World Wrestling Federation
                  Entertainment, Inc. (b).................       32,894
                                                           ------------
                                                              2,083,726
                                                           ------------

                 MEDICAL LABORATORIES--0.2%
           3,200 Cima Laboratories, Inc. (b)..............       77,184
           7,201 IDEXX Laboratories, Inc. (b).............      185,714
                                                           ------------
                                                                262,898
                                                           ------------

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            MINING--1.4%
      1,578 A.M. Castle & Co.................................. $     19,693
     10,245 Arch Coal, Inc....................................      232,664
      3,762 Brush Engineered Material, Inc. (b)...............       46,649
      4,338 Carpenter Technology Corp.........................      124,978
      2,672 Century Aluminum Co...............................       39,786
      1,377 Chase Industries, Inc.............................       19,127
      2,010 Cleveland Cliffs, Inc.............................       55,476
      2,726 Commercial Metals Co..............................      127,958
      1,910 Gibraltor Steel Corp..............................       42,383
     12,842 GrafTech International, Ltd.......................      157,957
     16,905 Hecla Mining Co...................................       79,284
      2,690 Imco Recycling, Inc...............................       26,362
     14,185 Massey Energy Corp................................      180,150
      1,301 Northwest Pipe Co.................................       30,456
      5,831 Oregon Steel Mills, Inc. (b)......................       34,986
      1,805 Penn Virginia Corp................................       70,359
      3,055 Quanex Corp.......................................      133,504
      4,700 RTI International Metals, Inc. (b)................       57,105
      2,215 Roanoke Electric Steel Corp.......................       34,200
      2,827 Royal Gold, Inc...................................       38,617
      5,043 Ryerson Tull, Inc.................................       58,650
        922 Schnitzer Steel Industries, Inc...................       20,579
      3,184 Southern Peru Copper Corp.........................       47,728
      7,211 Steel Dynamics, Inc. (b)..........................      118,765
      9,748 Stillwater Mining Co. (b).........................      158,697
     15,205 Worthington Industries, Inc.......................      275,210
                                                               ------------
                                                                  2,231,323
                                                               ------------

            PAPER & FOREST--0.5%
      5,453 Buckeye Technologies, Inc. (b)....................       53,440
      2,239 Deltic Timber Corp. (b)...........................       77,201
     23,645 Louisiana-Pacific Corp............................      250,401
      2,223 P.H. Glatfelter Co................................       41,792
      3,532 Pope & Talbot, Inc................................       66,154
      6,417 Potlatch Corp.....................................      218,306
      2,544 Rock Tennessee Co.................................       46,682
      8,192 Wausau Mosinee Paper Corp.........................       98,714
                                                               ------------
                                                                    852,690
                                                               ------------

            PETROLEUM SERVICES--0.1%
      7,018 Veritas DGC, Inc. (ADR) (b) (c)...................       88,427
                                                               ------------

            RAILROADS & EQUIPMENT--1.2%
      4,850 Arkansas Best Corp. (b)...........................      123,578
      1,333 Covenant Transport, Inc. (b)......................       28,326
      5,146 Florida East Coast Indiana, Inc. (c)..............      130,194
      2,624 Genesee & Wyoming, Inc............................       59,198
      6,739 Heartland Express, Inc. (b).......................      161,264
      4,770 JB HuntTransport Services, Inc. (b)...............      140,810
     13,586 Kansas City Southern Industries, Inc. (b).........      230,962
      1,724 Landstar Systems, Inc. (b)........................      184,209
        696 P.A.M Transportation Services, Inc................       16,718
      6,449 RailAmerica, Inc. (b) (c).........................       69,778
      2,663 Roadway Express, Inc..............................       95,682
      6,077 US Freightways Corp...............................      230,136

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            RAILROADS & EQUIPMENT--(CONTINUED)
      8,697 Werner Enterprises, Inc........................... $    185,333
      7,747 Westinghouse Air Brake Technologies Corp..........      110,395
      6,557 Yellow Corp. (b)..................................      212,447
                                                               ------------
                                                                  1,979,030
                                                               ------------

            REAL ESTATE--1.1%
      2,248 AMERCO (b)........................................       33,248
      7,857 American First Mortgage Investments, Inc..........       77,391
     10,394 Anthracite Capital, Inc...........................      137,721
      2,758 Anworth Mortgage Asset Corp. 1....................       38,584
      6,602 Apex Mortgage Capital, Inc........................       98,964
        974 Avatar Holding, Inc. (b)..........................       27,311
      6,335 Corrections Corp. of America (b)..................      109,596
      3,164 Electro Rent Corp. (b)............................       41,100
      3,509 FBR Asset Investment Corp.........................      117,025
      3,490 Getty Realty Corp.................................       70,673
      1,268 Interpool, Inc....................................       21,886
      6,844 Jones Lang Lasalle, Inc. (b)......................      169,047
      5,070 LNR Property Corp.................................      174,915
     31,090 La Quinta Corp....................................      225,402
      2,355 Novastar Financial, Inc...........................       84,191
      3,540 Rait Investment Trust.............................       84,004
      5,775 Rent--Way, Inc. (b)...............................       74,786
      2,605 Sizeler Property Investments, Inc.................       28,447
      2,830 Sovran Self Storage, Inc..........................       96,701
      6,654 Trammell Crow Co. (b).............................       96,150
                                                               ------------
                                                                  1,807,142
                                                               ------------

            REAL ESTATE INVESTMENT TRUST--6.0%
      3,190 AMLI Residential Properties Trust.................       82,940
      3,021 Acadia Realty Trust...............................       24,621
        446 Alexander's, Inc. (b).............................       34,253
      3,573 Alexandria Real Estate Equities, Inc..............      176,292
      3,672 Associated Estates Realty Corp....................       38,923
      3,277 Bedford Property Investors, Inc. (b)..............       88,807
      3,897 Boykin Lodging Co. (b)............................       42,594
      6,026 Brandywine Realty Trust (b).......................      156,073
      4,576 CBL & Associates Properties, Inc. (b).............      185,328
      4,832 Capital Automotive REIT...........................      115,292
      2,188 Capstead Mortgage Corp............................       49,230
      5,058 Chateau Communities, Inc..........................      154,775
      6,276 Chelsea Property Group, Inc.......................      209,932
      3,208 Colonial Properties Trust.........................      124,952
      8,276 Commercial Net Lease Realty.......................      132,416
     10,849 Cornerstone Realty Income Trust, Inc..............      122,594
      3,828 Corporate Office Properties Trust.................       55,851
      4,771 Crown American Realty Trust.......................       44,847
      3,275 EastGroup Properties, Inc.........................       83,840
      3,869 Entertainment Properties Trust....................       95,371
      9,150 Equity Inns, Inc..................................       73,657
      1,394 Equity One, Inc...................................       19,516
      3,257 Essex Property Trust, Inc.........................      178,158
      8,213 Federal Realty Investment Trust...................      227,582
     10,051 FelCor Lodging Trust, Inc.........................      184,436
      5,607 Gables Residential Trust..........................      179,031

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                    VALUE
  SHARES                                                          (NOTE 1A)
  ---------------------------------------------------------------------------

         REAL ESTATE INVESTMENT TRUST--(CONTINUED)
   3,548 Glenborough Realty Trust, Inc.......................... $     84,088
   6,040 Glimcher Realty Trust..................................      111,740
   2,969 Great Lakes............................................       56,352
  29,127 HRPT Properties Trust..................................      257,774
   8,355 Health Care REIT, Inc..................................      250,232
   9,476 Healthcare Realty Trust, Inc...........................      303,232
   4,069 Heritage Property Investment Trust, Inc................      108,683
   5,871 Home Properties of New York, Inc.......................      222,746
   8,914 IMPAC Mortage Holdings, Inc............................      120,161
   7,589 IRT Property Co........................................       96,684
   5,293 Innkeepers USA Trust...................................       50,707
   6,247 Investors Real Estate Trust............................       66,593
   7,872 JDN Realty Corp........................................       98,400
   3,020 JP Realty, Inc.........................................       80,483
   3,234 Keystone Property Trust................................       51,324
   5,493 Kilroy Realty Corp.....................................      146,938
   4,313 Koger Equity, Inc......................................       83,241
   4,163 Kramont Realty Trust...................................       66,566
   3,185 LTC Properties, Inc....................................       27,072
   3,806 LaSalle Hotel Properties...............................       59,944
   5,281 Lexington Corporate Properties Trust...................       87,136
   7,373 Macerich Co............................................      228,563
   2,903 Manufactured Home Communities, Inc.....................      101,895
   9,221 MeriStar Hospitality Corp..............................      140,620
   3,183 Mid-America Apartment Communities, Inc.................       85,145
   3,940 Mid-Atlantic Realty Trust..............................       69,344
   3,265 Mission West Properties, Inc...........................       39,800
   5,156 National Health Investors, Inc. (b)....................       82,496
   1,339 National Health Realty, Inc............................       25,039
  11,107 Nationwide Health Properties, Inc......................      208,256
   3,635 Omega Healthcare Investors, Inc........................       27,553
   2,266 PS Business Parks, Inc.................................       79,197
   7,531 Pan Pacific Retail Properties..........................      257,410
   1,765 Parkway Properties, Inc................................       64,211
   3,185 Pennsylvania Real Estate Investment Trust..............       86,345
   7,561 Post Properties, Inc...................................      228,040
   6,953 Prentiss Properties Trust..............................      220,758
   4,171 Price Legacy Corp......................................       16,058
   5,983 RFS Hotel Investors, Inc. (b)..........................       81,010
   1,838 Ramco-Gershenson Property Trust........................       37,036
   7,534 Realty Income Corp.....................................      278,155
   2,480 Redwood Trust, Inc. (c)................................       78,120
   5,958 SL Green Realty Corp...................................      212,403
   2,384 Saul Centers, Inc......................................       61,746
  10,278 Senior Housing Properties Trust........................      161,365
   7,053 Shurgard Storage Centers, Inc..........................      244,739
   4,998 Summit Properties, Inc.................................      116,703
   3,358 Sun Communities, Inc...................................      140,196
   1,176 Tanger Factory Outlet Centers, Inc.....................       34,692
   6,490 Taubman Centers, Inc...................................       98,972
   4,942 The Mills Corp.........................................      153,202
   9,390 Thornburg Mortgage, Inc................................      184,795
   3,235 Town & Country Trust...................................       72,464
   4,421 U.S. Restaurant Properties, Inc........................       73,256
   2,468 Universal Health Realty Income Trust, Inc..............       65,155
   2,799 Urstadt Biddle Properties, Inc.........................       31,909

                                                                    VALUE
  SHARES                                                          (NOTE 1A)
  ---------------------------------------------------------------------------

         REAL ESTATE INVESTMENT TRUST--(CONTINUED)
  13,728 Ventas, Inc............................................ $    175,032
   8,322 Washington Real Estate Investment Trust................      240,506
   1,204 Wellsford Real Properties, Inc.........................       24,923
   3,817 Winston Hotels, Inc....................................       37,254
                                                                 ------------
                                                                    9,875,770
                                                                 ------------

         RETAIL--5.9%
   1,199 1-800 Contacts, Inc. (b) (c)...........................       16,177
   5,238 7 Eleven, Inc. (b).....................................       42,166
   1,370 A.C. Moore Arts & Crafts, Inc..........................       64,869
   2,979 Aaron Rents, Inc. (Class B)............................       71,347
   2,825 Aeropostale, Inc.......................................       77,320
   7,051 Alloy Online, Inc. (b) (c).............................      101,816
   9,944 Ann Taylor Stores Corp. (b)............................      252,478
     307 Arden Group, Inc.......................................       18,423
   1,737 Asbury Automotive Group, Inc...........................       23,623
     988 Bebe Stores, Inc. (b) (c)..............................       20,047
   1,805 Blair Corp.............................................       46,139
   7,481 Bombay Co., Inc........................................       33,454
   4,009 Boyds Collection, Ltd. (b).............................       25,217
   1,917 Brookstone, Inc........................................       34,008
   1,591 Buckle, Inc. (b).......................................       39,218
   2,757 Building Materials Holdings Corp. (b)..................       39,618
   4,040 Burlington Coat Factory Warehouse (b)..................       85,850
   4,766 CSK Auto Corp. (b) (c).................................       66,438
   8,795 Casey's General Stores, Inc............................      105,892
   3,302 Cato Corp..............................................       73,635
   3,234 Central Garden & Pet Co. (b)...........................       56,692
   1,700 Charlotte Russe Holding, Inc...........................       37,961
  24,278 Charming Shoppes, Inc. (b).............................      209,762
   2,586 Childrens Place Retail Stores, Inc. (b) (c)............       68,532
   5,306 Christopher & Banks Corp. (b)..........................      224,444
   9,564 Claires Stores, Inc....................................      219,016
   1,075 Coldwater Creek, Inc. (b)..............................       26,230
   2,204 Cole National Corp. (b)................................       41,876
   5,155 Compucom Systems, Inc..................................       20,001
   1,622 Correctional Properties Trust..........................       35,684
   4,366 Cost Plus, Inc. (b)....................................      133,512
     950 Debenture Shops, Inc...................................       32,090
   6,296 Dress Barn, Inc. (b)...................................       97,399
   2,282 Electronics Boutique Holding Corp. (c).................       66,863
   3,765 FAO, Inc...............................................       29,932
   2,926 Factory 2-U Stores, Inc. (b)...........................       40,525
   1,203 Finlay Enterprises, Inc................................       19,813
   2,795 Flowers Common, Inc....................................       31,192
   4,548 Footstar, Inc. (b) (c).................................      111,290
   4,892 Fred's, Inc............................................      179,928
     406 Ftd.com, Inc...........................................        5,223
   4,222 GSI Commerce, Inc. (c).................................       31,876
   1,240 Gaiam, Inc.............................................       18,154
   2,346 Galyans Trading, Inc...................................       53,559
   1,421 Gart Spotrs Co.........................................       40,484
   4,544 Genesco, Inc. (b) (c)..................................      110,646
   1,812 Global Imaging Systems, Inc............................       34,410
   3,576 Goodys Family Clothing, Inc............................       41,231
   4,236 Group 1 Automotive, Inc. (b)...........................      161,603

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORFTOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                RETAIL--(CONTINUED)
          3,082 Guitar Center, Inc. (b)................... $     57,171
          5,405 Gymboree Corp. (b)........................       86,588
          3,830 Hancock Fabrics, Inc......................       71,161
          5,609 Handleman Co. (b).........................       81,330
          1,582 Hibbett Sporting Goods, Inc. (b)..........       40,183
         11,930 Hollywood Entertainment Corp. (b).........      246,712
          7,139 Hot Topic, Inc. (b) (c)...................      190,683
          5,393 Hughes Supply, Inc........................      242,146
          2,249 Ingles Markets, Inc.......................       28,517
          9,267 Insight Enterprises, Inc. (b).............      233,436
          5,283 Intertan, Inc. (b)........................       58,905
          2,714 J. Jill Group, Inc. (b)...................      102,996
          8,341 Jack in the Box, Inc. (b).................      265,244
          3,238 Jo Ann Stores, Inc........................       94,550
        112,705 K-Mart Corp. (b)..........................      116,086
          1,107 Lawson Products, Inc......................       34,107
          7,559 Linens 'N Things, Inc. (b)................      248,011
          2,456 Lithia Motors, Inc. (b)...................       66,116
          6,968 Long's Drug Stores Corp...................      197,125
          6,301 MSC Industrial Direct Co. (b) (c).........      122,869
          2,068 McGrath RentCorp..........................       53,603
          1,221 Monro Muffler Brake, Inc..................       27,778
            456 Mothers Work, Inc.........................       17,921
          3,908 Movie Gallery, Inc........................       82,537
         26,034 Office Max, Inc. (b)......................      153,340
          6,811 Pacific Sunwear of California (b).........      151,000
          1,336 Party City Corp...........................       21,777
          5,085 Payless Shoesource, Inc. (b)..............      293,150
          2,413 Penn Traffic Co...........................       24,130
         10,857 Pep Boys-Manny Moe & Jack (b).............      182,940
            858 Pricesmart, Inc. (b)......................       33,076
          1,900 Procurenet, Inc...........................          285
          9,785 Regis Corp................................      264,381
          4,037 Restoration Hardware, Inc.................       35,727
          1,901 Rex Stores Corp...........................       26,253
          7,085 Ruddick Corp..............................      120,162
          3,341 School Specialty, Inc. (b)................       88,737
          1,598 Sharper Image Corp........................       32,200
          1,625 Shoe Carnival, Inc........................       34,677
          6,499 Shopko Stores, Inc. (b)...................      131,280
          2,672 Smart & Final, Inc. (b)...................       20,842
          4,513 Stage Stores, Inc.........................      156,782
          7,924 Stamps.com, Inc. (b)......................       35,103
          4,939 Stein Mart, Inc. (b)......................       58,626
          4,248 The Finish Line (b).......................       76,124
          6,954 The Men's Wearhouse, Inc. (b).............      177,327
          7,398 The Sports Authority, Inc.................       84,041
          7,661 Too, Inc. (b).............................      235,959
          1,542 Tractor Supply Co.........................      109,439
          3,759 Transport World Entertainment Corp. (b)...       21,915
          1,873 Tuesday Morning Corp. (b).................       34,763
          4,363 Tweeter Home Entertainment Group, Inc. (b)       71,291
          2,485 Ultimate Electronics, Inc. (b) (c)........       64,386
          1,676 Urban Outfitters, Inc. (b)................       58,191
          4,556 Valuevision International, Inc. (b).......       82,691
          2,492 Weis Markets, Inc.........................       91,581

                                                              VALUE
          SHARES                                            (NOTE 1A)
          -------------------------------------------------------------

                    RETAIL--(CONTINUED)
            2,339   West Marine, Inc...................... $     29,846
            6,322   Wet Seal, Inc. (b)....................      153,625
            2,529   Whitehall Jewellers, Inc. (b).........       52,477
            3,020   Wilsons The Leather Experts (b).......       42,280
            6,120   Yankee Candle, Inc. (b)...............      165,791
                                                           ------------
                                                              9,599,633
                                                           ------------

                    SEMICONDUCTORS--0.3%
            9,535   ChipPAC, Inc. (b).....................       58,926
            4,781   Electroglas, Inc. (b) (c).............       47,810
            5,900   Helix Technology Corp.................      121,540
           29,713   TriQuint Semiconductor, Inc. (b)......      190,461
                                                           ------------
                                                                418,737
                                                           ------------

                    SHIPBUILDING--0.3%
            9,230   Alexander & Baldwin, Inc..............      235,642
            4,213   Kirby Corp. (b).......................      103,008
            6,153   Overseas Shipholding Group, Inc.......      129,705
                                                           ------------
                                                                468,355
                                                           ------------

                    SOFTWARE--7.8%
            3,333   ASNYS, Inc............................       66,993
           15,741   Acclaim Entertainment, Inc. (b) (c)...       55,566
            9,965   Actuate Corp. (b) (c).................       44,842
            8,166   Aether Systems, Inc. (b)..............       24,090
            8,528   Agile Software Corp. (b)..............       61,999
           22,244   Akamai Technologies, Inc. (b) (c).....       28,917
            5,230   Allscripts Heathcare Solutions (b) (c)       19,560
            8,851   American Management Systems, Inc. (b).      169,143
           10,593   Answerthink, Inc. (b).................       40,147
            3,390   Anteon International Corp.............       85,699
           59,738   Ariba, Inc............................      190,564
           57,599   Ascential Software Corp...............      160,701
            6,539   Asiainfo Holdings, Inc. (c)...........       86,642
            8,025   Aspen Technology, Inc. (b) (c)........       66,928
            7,844   Avenue A, Inc. (b)....................       27,925
            9,392   Avocent Corp. (b).....................      149,521
            3,619   Barra, Inc. (b).......................      134,554
            3,931   Bell Microproducts, Inc. (b)..........       31,645
            4,581   Black Box Corp. (b) (c)...............      186,584
           13,706   Borland Software Corp. (b)............      141,172
           28,053   CNET Networks, Inc....................       55,825
            6,424   Caci, Inc. (b)........................      245,333
              631   Cadence Design Systems, Inc. (b)......       10,179
            4,366   Carreker Corp. (b) (c)................       50,209
            8,074   Chordiant Software, Inc...............       15,744
           11,830   Ciber, Inc. (b).......................       85,767
            1,843   Cognizant Technology Solutions (b)....       99,061
            7,095   Computer Horizons Corp. (b)...........       34,553
            3,597   Concord Communications, Inc. (b) (c)..       59,279
            4,344   Covansys Corp. (b)....................       24,413
            3,527   Datastream Systems, Inc. (b)..........       25,042
            6,998   Dendrite International, Inc...........       67,671
            4,545   Diamondcluster International, Inc. (b)       27,179
            2,012   Digimarc Corp. (b) (c)................       20,905

                See accompanying notes to financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            SOFTWARE--(CONTINUED)
      6,383 Digital Insight Corp. (b)......................... $    105,000
      6,055 Digital River, Inc. (b)...........................       55,645
      8,941 Documentum, Inc. (b)..............................      107,292
     26,810 Doubleclick, Inc..................................      194,372
      1,783 Ducocorp, Inc.....................................       18,240
      1,515 Dynamics Research Corp............................       36,633
     14,166 E. Piphany, Inc. (b)..............................       62,189
      2,234 EPIQ System, Inc (b)..............................       38,023
     28,261 Earthlink, Inc....................................      187,370
      5,652 Echelon Corp. (c).................................       72,798
     12,258 Electronics For Imaging, Inc. (b).................      195,025
     10,371 Entergris, Inc....................................      151,417
     10,831 Entrust, Inc. (b).................................       29,460
      2,702 Euniverse, Inc....................................       16,617
      5,008 F5 Networks, Inc. (b).............................       48,978
      1,236 Fidelity National Information Solutions, Inc......       29,664
      7,527 Filenet Corp. (b).................................      109,141
      3,213 Forrester Research, Inc. (b)......................       62,329
      8,869 Freemarkets, Inc. (b) (c).........................      125,319
     18,695 Gartner Group, Inc. (b)...........................      188,819
      7,614 HNC Software, Inc. (b)............................      127,154
      2,048 HPL Technologies, Inc.............................       30,843
     17,488 Homestore.com, Inc................................       25,183
      7,530 Hyperion Solutions Corp. (b)......................      137,327
      9,117 I-many, Inc. (b)..................................       25,063
      3,824 IDX Systems Corp. (b) (c).........................       49,788
      4,551 Igate Capital Corp. (b)...........................       21,026
      7,927 Imation Corp. (b).................................      235,908
      2,650 Inet Technologies, Inc............................       17,888
     12,941 Informatica Corp..................................       91,752
      5,790 Infousa, Inc. (b).................................       31,677
     32,858 Inktomi Corp. (b).................................       28,915
      8,599 Internet Security Systems, Inc....................      112,819
     16,562 Intertrust Technologies Corp. (b).................       49,852
     23,970 Interwoven, Inc. (b)..............................       73,108
      3,440 Intrado, Inc. (b).................................       66,598
      1,129 J2 Global Communications..........................       18,549
      6,325 JDA Software Group, Inc. (b)......................      178,744
     13,278 Keane, Inc. (b)...................................      164,647
      5,436 Keynote Systems, Inc..............................       39,792
      4,450 Kronos, Inc. (b)..................................      135,676
     19,685 Legato Systems, Inc. (b)..........................       70,866
      1,486 Lendingtree, Inc..................................       18,887
     24,156 Liberate Technologies (b) (c).....................       63,748
      6,389 Lightbridge, Inc. (b).............................       53,987
     15,457 Looksmart, Ltd. (b) (c)...........................       30,296
      4,970 MCSI, Inc. (b)....................................       56,360
      3,977 MRO Software, Inc. (b)............................       45,258
      5,754 MSC.Software Corp. (b)............................       51,498
     13,306 Macromedia, Inc. (b)..............................      118,024
      4,184 Magma Design Automation Inc.......................       70,291
      4,384 Manhattan Associates, Inc. (b)....................      140,989
      1,631 Mantech International Corp........................       39,128
     13,421 Manugistics Group, Inc. (b).......................       82,002
      3,418 MapInfo Corp. (b).................................       31,104
      3,244 Mapics, Inc.......................................       18,134

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            SOFTWARE--(CONTINUED)
     10,617 MatrixOne, Inc. (b)............................... $     64,764
      2,670 McAfee.com, Inc. (b)..............................       39,089
     14,789 Mentor Graphics Corp. (b).........................      210,300
      6,547 MetaSolv, Inc. (b)................................       26,123
      2,495 Micro General Corp. (b) (c).......................       41,642
     16,892 Micromuse, Inc. (b)...............................       78,379
      3,749 Micros Systems, Inc. (b)..........................      103,885
      1,131 Nassda Corp.......................................       13,990
      1,690 Neoforma, Inc.....................................       21,953
      4,071 NetScout Systems, Inc. (b)........................       27,764
      6,066 Netegrity, Inc. (b)...............................       37,367
      3,057 Novadigm, Inc. (b)................................       22,224
     81,992 Novell, Inc. (b)..................................      263,194
      6,533 Nuance Communications, Inc. (b)...................       27,308
      5,492 Numerical Technologies, Inc. (b)..................       21,941
      5,650 Nyfix, Inc. (b) (c)...............................       48,025
      9,924 Onyx Software Corp. (b)...........................       33,543
     39,341 Openwave Systems, Inc.............................      220,703
      2,284 Opnet Technologies, Inc. (b)......................       20,465
     11,534 Overture Services, Inc............................      281,430
      4,529 PC-TEL, Inc. (b)..................................       30,657
      1,894 PEC Solutions, Inc. (c)...........................       45,304
      5,085 Packeteer, Inc. (b)...............................       22,476
     58,974 Parametric Technology Corp........................      202,281
     43,486 Peregrine Systems, Inc. (b).......................       13,046
      5,857 Phoenix Technology, Ltd. (b)......................       58,570
      2,240 Pomeroy Computer Resources (b)....................       32,659
     26,985 Portal Software, Inc. (b).........................       20,239
      2,363 Practiceworks Inc.................................       43,597
      5,438 Priority Healthcare Corp. (Class B) (b)...........      127,793
      3,127 ProQuest Co. (b)..................................      111,008
      7,088 Progress Software Corp. (b).......................      108,588
      3,079 QRS Corp. (b).....................................       23,985
      6,136 Quadramed Corp....................................       42,891
      8,389 Quest Software, Inc...............................      121,892
      4,728 Quovadx, Inc......................................       29,692
     10,203 RSA Security, Inc.................................       49,076
      3,890 Radiant Systems, Inc. (b).........................       50,687
      5,350 Rainbow Technologies, Inc. (b)....................       26,322
      9,780 Raindance Communications, Inc.....................       56,235
     25,592 Red Hat, Inc. (b).................................      150,225
     11,808 Retek, Inc. (b)...................................      286,934
      2,690 SPSS, Inc. (b)....................................       41,803
      1,138 SRA International, Inc............................       30,683
      1,778 SS&C Technologies, Inc............................       24,945
     27,010 Safeguard Scientifics, Inc. (b)...................       54,020
      3,081 Sanchez Computer Associates, Inc. (b).............       13,741
     18,374 Sapient Corp. (b).................................       19,476
     11,767 Scansoft, Inc.....................................       87,076
      5,013 SeaChange International, Inc. (b) (c).............       44,014
      6,628 Secure Computing Corp. (b)........................       50,041
     11,802 Seebeyond Technology Corp. (b)....................       36,586
      3,932 Serena Software, Inc. (b) (c).....................       53,858
      5,836 SpeechWorks International, Inc. (b)...............       21,471
      2,345 Startek, Inc. (b).................................       62,705
      5,476 Sykes Enterprises, Inc. (b).......................       44,137

                See accompanying notes to financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

               SOFTWARE--(CONTINUED)
         7,003 Systems & Computer Technology (b)............ $     94,611
         2,780 TALX Corp. (b)...............................       52,709
         8,900 THQ, Inc. (b) (c)............................      265,398
        18,130 Tibco Software, Inc..........................      100,475
         3,264 Tier Technologies, Inc.......................       58,105
         7,180 Transaction Systems Architects, Inc. (b).....       84,437
         1,654 Tripos, Inc..................................       36,027
         6,831 Trizetto Group, Inc. (b).....................       58,405
         7,279 Tyler Technologies, Inc......................       38,724
         4,699 United Online, Inc...........................       56,482
         9,342 Unova, Inc. (b)..............................       60,630
        15,534 Valueclick, Inc..............................       50,330
         7,236 Vastera, Inc.................................       31,766
         4,992 Verity, Inc. (b).............................       55,361
         4,825 Versicor, Inc. (b)...........................       64,896
         8,379 Viewpoint Corp. (b) (c)......................       40,387
        53,127 Vignette Corp................................      104,660
        16,771 Vitria Technology, Inc. (b)..................       16,100
         5,232 WebEx Communications, Inc. (b)...............       83,189
         4,763 Websense, Inc. (b)...........................      121,790
        15,421 Wind River Systems, Inc. (b).................       77,259
         3,095 Witness Systems, Inc. (b)....................       22,841
         6,643 Zomax Optical Media, Inc. (b)................       25,908
         6,102 Zoran Corp. (b) (c)..........................      139,797
         7,320 dELiA*s Corp. (b)............................       37,332
        10,532 eFunds Corp. (b).............................       99,938
        10,188 webMethods, Inc. (b).........................      100,861
                                                             ------------
                                                               12,802,784
                                                             ------------

               TECHNOLOGY--0.0%
        14,791 Arris Group, Inc.............................       66,264
         1,653 August Technology Corp.......................       16,348
                                                             ------------
                                                                   82,612
                                                             ------------

               TOBACCO--0.3%
         9,317 Dimon, Inc...................................       64,474

                                                                  VALUE
       SHARES                                                   (NOTE 1A)
       --------------------------------------------------------------------

                 TOBACCO--(CONTINUED)
         3,365   Schweitzer-Mauduit International, Inc........ $     82,779
         2,539   Standard Commercial Corp.....................       55,096
         5,925   Universal Corp...............................      217,448
         4,602   Vector Group, Ltd. (c).......................       80,995
                                                               ------------
                                                                    500,792
                                                               ------------

                 TRANSPORTATION--0.1%
         5,409   Knight Transportation, Inc. (b)..............      125,435
                                                               ------------

                 TRUCKING & FREIGHT FORWARDING--0.3%
        10,923   Airborne, Inc................................      209,721
         7,797   EGL, Inc. (b)................................      132,237
         2,592   Forward Air Corp. (b)........................       84,966
                                                               ------------
                                                                    426,924
                                                               ------------

                 UTILITIES--0.2%
         3,183   California Water Service Group...............       80,212
         6,224   UGI Corp.....................................      198,794
                                                               ------------
                                                                    279,006
                                                               ------------
                 Total Common Stocks (Identified Cost
                  $172,490,649)...............................  162,262,281
                                                               ------------

SHORT TERM INVESTMENT--2.4%

        FACE
       AMOUNT
     ----------------------------------------------------------------------

                DISCOUNT NOTES--2.4%
     $3,900,000 Federal Home Loan Bank 1.800%, 07/01/02......    3,900,000
                                                              ------------
                Total Short Term Investment (Identified Cost
                 $3,900,000).................................    3,900,000
                                                              ------------
                Total Investments--101.7% (Identified Cost
                 $176,390,649) (a)...........................  166,162,281
                Other assets less liabilities................   (2,736,994)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $163,425,287
                                                              ============

FUTURES CONTRACTS

                       NUMBER OF EXPIRATION  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG CONTRACTS    DATE      AMOUNT    JUNE 30, 2002  DEPRECIATION
---------------------- --------- ---------- ---------- --------------- ------------
  Russell 2000 Index..     5      09/19/02  $1,163,038   $1,158,375      ($4,663)
                                                                         =======

(a)Federated Tax Information
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $176,390,649 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost...................................................................................... $ 17,345,510
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value.........................................................................................  (27,573,878)
                                                                                                     ------------
Net unrealized depreciation......................................................................... $(10,228,368)
                                                                                                     ============

(b)Non-income producing security.
(c)A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $10,663,963 with cash collateral backing valued at $9,590,331 and securities collateral backing valued at $27,135.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value.....................             $166,162,281
       Cash.....................................                   41,906
       Receivable for:
        Securities sold.........................               43,719,928
        Fund shares sold........................                  878,184
        Futures variation margin................                    3,228
        Dividends and interest..................                  163,930
        Collateral for securities loaned........               11,177,797
                                                             ------------
         Total Assets...........................              222,147,254
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $     5,033
        Securities purchased....................  47,380,762
        Withholding taxes.......................          57
        Return of collateral for securities
         loaned.................................  11,177,797
       Accrued expenses:
        Management fees.........................      39,224
        Other expenses..........................     119,094
                                                 -----------
         Total Liabilities......................               58,721,967
                                                             ------------
     NET ASSETS.................................             $163,425,287
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $175,943,598
        Undistributed net investment income.....                  808,635
        Accumulated net realized gains
         (losses)...............................               (3,093,915)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...              (10,233,031)
                                                             ------------
     NET ASSETS.................................             $163,425,287
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share (149,763,747 divided by
      15,132,729 shares of beneficial interest).             $       9.90
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($11,645,400 divided by
      1,188,544 shares of beneficial interest)..             $       9.80
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($2,016,140 divided by 203,897
      shares of beneficial interest)............             $       9.89
                                                             ============
     Identified cost of investments.............             $176,390,649
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................              $ 1,005,778 (a)
      Interest................................                   79,087 (b)
                                                            -----------
                                                              1,084,865
    EXPENSES
      Management fees......................... $   199,482
      Service and distribution fees--Class B..      12,061
      Service and distribution fees--Class E..         534
      Directors' fees and expenses............       5,677
      Custodian...............................     129,117
      Audit and tax services..................       9,163
      Legal...................................         450
      Printing................................      45,866
      Insurance...............................         784
      Miscellaneous...........................       2,986
                                               -----------
      Total expenses..........................                  406,120
                                                            -----------
    NET INVESTMENT INCOME.....................                  678,745
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (1,958,924)
      Futures contracts--net..................    (115,791)  (2,074,715)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (6,705,447)
      Futures contracts--net..................     (17,803)  (6,723,250)
                                               -----------  -----------
    Net gain (loss)...........................               (8,797,965)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(8,119,220)
                                                            ===========

(a)Net of foreign taxes of $710
(b)Income on securities loaned $26,288

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    678,745  $  1,372,211
  Net realized gain (loss)..........................................   (2,074,715)      470,224
  Unrealized appreciation (depreciation)............................   (6,723,250)      220,118
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (8,119,220)    2,062,553
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (817,767)     (365,148)
    Class B.........................................................      (49,896)       (4,975)
    Class E.........................................................       (4,535)            0
                                                                     ------------  ------------
                                                                         (872,198)     (370,123)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................      (73,015)            0
    Class B.........................................................       (5,091)            0
    Class E.........................................................         (405)            0
                                                                     ------------  ------------
                                                                          (78,511)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (950,709)     (370,123)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   23,236,761    21,828,085
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   14,166,832    23,520,515

NET ASSETS
  Beginning of the period...........................................  149,258,455   125,737,940
                                                                     ------------  ------------
  End of the period................................................. $163,425,287  $149,258,455
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    808,635  $  1,002,088
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2002          DECEMBER 31, 2001
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales....................................................... 2,376,362  $24,924,823   4,039,216  $ 40,439,644
  Reinvestments...............................................    80,760      890,782      36,189       365,148
  Redemptions.................................................  (938,703)  (9,735,497) (2,588,870)  (26,024,933)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease)..................................... 1,518,419  $16,080,108   1,486,535  $ 14,779,859
                                                               =========  ===========  ==========  ============
CLASS B
  Sales.......................................................   564,352  $ 5,867,853     857,914  $  8,536,733
  Reinvestments...............................................     5,035       54,987         496         4,975
  Redemptions.................................................   (86,872)    (897,248)   (152,381)   (1,501,859)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   482,515  $ 5,025,592     706,029  $  7,039,849
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   248,097  $ 2,601,833         824  $      8,474
  Reinvestments...............................................       448        4,940           0             0
  Redemptions.................................................   (45,463)    (475,712)         (9)          (97)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   203,082  $ 2,131,061         815  $      8,377
                                                               =========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions. 2,204,016  $23,236,761   2,193,379  $ 21,828,085
                                                               =========  ===========  ==========  ============


                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX(R) PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                                                CLASS A
                                                                                    -------------------------------------------
                                                                                     SIX MONTHS
                                                                                       ENDED         YEAR ENDED DECEMBER 31,
                                                                                      JUNE 30,    ----------------------------
                                                                                        2002        2001      2000      1999
                                                                                    ----------    --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $  10.43     $  10.37  $  12.52  $  10.53
                                                                                     --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.04         0.10      0.11      0.08
  Net realized and unrealized gain (loss) on investments...........................     (0.51)       (0.01)    (0.55)     2.29
                                                                                     --------     --------  --------  --------
  Total from investment operations.................................................     (0.47)        0.09     (0.44)     2.37
                                                                                     --------     --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.05)       (0.03)    (0.11)    (0.08)
  Distributions from net realized capital gains....................................     (0.01)        0.00     (1.60)    (0.30)
                                                                                     --------     --------  --------  --------
  Total distributions..............................................................     (0.06)       (0.03)    (1.71)    (0.38)
                                                                                     --------     --------  --------  --------
NET ASSET VALUE, END OF PERIOD.....................................................  $   9.90     $  10.43  $  10.37  $  12.52
                                                                                     ========     ========  ========  ========
TOTAL RETURN (%)...................................................................      (4.7)(b)      0.9      (3.8)     22.7
Ratio of operating expenses to average net assets (%)..............................      0.49 (c)     0.55      0.55      0.45
Ratio of net investment income to average net assets (%)...........................      0.86 (c)     1.03      0.89      1.04
Portfolio turnover rate (%)........................................................        79 (c)       47        78        67
Net assets, end of period (000)....................................................  $149,764     $141,958  $125,738  $111,729
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................        --         0.56      0.55      0.89



                                                                                    NOVEMBER 9, 1998(A)
                                                                                          THROUGH
                                                                                     DECEMBER 31, 1998
                                                                                    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................       $ 10.00
                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................          0.02
  Net realized and unrealized gain (loss) on investments...........................          0.53
                                                                                          -------
  Total from investment operations.................................................          0.55
                                                                                          -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................         (0.02)
  Distributions from net realized capital gains....................................          0.00
                                                                                          -------
  Total distributions..............................................................         (0.02)
                                                                                          -------
NET ASSET VALUE, END OF PERIOD.....................................................       $ 10.53
                                                                                          =======
TOTAL RETURN (%)...................................................................         5.5  (b)
Ratio of operating expenses to average net assets (%)..............................        0.40  (c)
Ratio of net investment income to average net assets (%)...........................        1.46  (c)
Portfolio turnover rate (%)........................................................           3  (c)
Net assets, end of period (000)....................................................       $38,147
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................        1.04  (c)

                                                                                                          CLASS B
                                                                                              ---------------------------
                                                                                              SIX MONTHS   JANUARY 2, 2001(A)
                                                                                                ENDED           THROUGH
                                                                                               JUNE 30,       DECEMBER 31,
                                                                                                 2002             2001
                                                                                              ----------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................  $ 10.33           $ 9.84
                                                                                               -------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................................................................     0.02             0.06
  Net realized and unrealized gain (loss) on investments.....................................    (0.50)            0.46
                                                                                               -------           ------
  Total from investment operations...........................................................    (0.48)            0.52
                                                                                               -------           ------
LESS DISTRIBUTIONS
  Distributions from net investment income...................................................    (0.04)           (0.03)
  Distributions from net realized capital gains..............................................    (0.01)            0.00
                                                                                               -------           ------
  Total distributions........................................................................    (0.05)           (0.03)
                                                                                               -------           ------
NET ASSET VALUE, END OF PERIOD...............................................................  $  9.80           $10.33
                                                                                               =======           ======
TOTAL RETURN (%).............................................................................     (4.8)(b)          5.3 (b)
Ratio of operating expenses to average net assets (%)........................................     0.75 (c)         0.80 (c)
Ratio of net investment income to average net assets (%).....................................     0.64 (c)         0.83 (c)
Portfolio turnover rate (%)..................................................................       79 (c)           47 (c)
Net assets, end of period (000)..............................................................  $11,645           $7,292
The Ratios of operating expenses to average net assets without giving effect to the voluntary
 expense agreement would have been (%).......................................................       --             0.81 (c)

                                                                                                        CLASS E
                                                                                              -----------------------
                                                                                              SIX MONTHS   MAY 1, 2001(A)
                                                                                                ENDED         THROUGH
                                                                                               JUNE 30,     DECEMBER 31,
                                                                                                 2002           2001
                                                                                              ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................   $10.42         $10.46
                                                                                                ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................................................................     0.04           0.01
  Net realized and unrealized gain (loss) on investments.....................................    (0.51)         (0.05)
                                                                                                ------         ------
  Total from investment operations...........................................................    (0.47)         (0.04)
                                                                                                ------         ------
LESS DISTRIBUTIONS
  Distributions from net investment income...................................................    (0.05)          0.00
  Distributions from net realized capital gains..............................................    (0.01)          0.00
                                                                                                ------         ------
  Total distributions........................................................................    (0.06)          0.00
                                                                                                ------         ------
NET ASSET VALUE, END OF PERIOD...............................................................   $ 9.89         $10.42
                                                                                                ======         ======
TOTAL RETURN (%).............................................................................     (4.7)(b)       (0.4)(b)
Ratio of operating expenses to average net assets (%)........................................     0.66 (c)       0.70 (c)
Ratio of net investment income to average net assets (%).....................................     0.92 (c)       1.58 (c)
Portfolio turnover rate (%)..................................................................       79 (c)         47 (c)
Net assets, end of period (000)..............................................................   $2,016         $    8
The Ratios of operating expenses to average net assets without giving effect to the voluntary
 expense agreement would have been (%).......................................................       --           0.71 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO)

MANAGEMENT'S DISCUSSION AND ANALYSIS*

INVESTMENT OBJECTIVE
TO ACHIEVE A HIGH TOTAL
RETURN, CONSISTING
PRINCIPALLY OF CAPITAL
APPRECIATION.

INCEPTION
DATE  7/5/00

ASSET CLASS
SMALL CAP STOCKS

   NET ASSETS
 $457.9 MILLION

PORTFOLIO MANAGER
  JOHN BURBANK

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A Shares of the State Street Research Aurora Portfolio was flat with a return of 0.0%, underperforming its benchmark, the Russell 2000 Small Cap Value Index/12/, which returned +7.3% over the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product Small Cap Core Funds/15/, returned -4.3% for the six-month period. The Portfolio's performance can be attributed to an emphasis on stocks that depend on an economic recovery during a period where confidence in both the stock market and the economic rebound was clouded with uncertainty.

PORTFOLIO ACTIVITY
Because of the its overall value approach, the Portfolio focused on stocks with a modest cyclical bias, such as autos, retail, airlines, and basic materials during a period when investors began to doubt the sustainability of economic recovery. Thus, our emphasis in these sectors went unrewarded. Our underweight in financial stocks, which were the strongest performers, was the most significant detractor from performance, especially in the second half of the period. Bank, REIT, and savings & loan stocks did well, and these stocks were underrepresented in the Portfolio.

Our heavy exposure to technology and producer durables stocks, as well as our underweight in consumer staples stocks, also hurt our returns relative to our benchmarks. In the technology sector, we had placed a significant bet on the rebound of semiconductor stocks, which tend to rise as the economy recovers and corporate capital spending improves. However, with few signs of a rebound in capital spending, these stocks lost ground during the period. We continue to hold our positions. Weak returns from our investments in gaming companies also detracted from performance, specifically Mandalay Resort Group, International Game Technology, and Argosy Gaming.

The Portfolio's returns benefited from a large position and strong stock selection in energy stocks, despite a weak environment in the second half of the period.

PORTFOLIO OUTLOOK
Although top-down forecasts are not central to our investment process, we believe that the U.S. economy has the potential to grow at a modest pace during the remainder of 2002, in an environment marked by relatively low inflation, low interest rates, and high productivity.

Against that backdrop, we will continue to seek superior investment returns through bottom-up fundamental stock research, by operating with a long-term outlook and a clear value orientation. We focus on companies with market capitalization in the range of the Russell 2000 Value Index and with the following characteristics: quality franchises, inexpensive valuations, and multiple ways to increase their stock prices.

Looking ahead, we will monitor opportunities in industries where valuations appear to be low, such as energy, producer durables, telecommunications equipment, and software, as well as heavy machinery and related industries, which tend to do well when the economy is in mid-cycle of an economic recovery. We will look for opportunities to take profits in areas such as insurance, defense, gaming and lodging. We believe that the portfolio is well positioned for an increase in confidence and a steadily improving economy.


                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              PHELPS DODGE CORP.......................    2.1%
              EGL, INC................................    1.8
              VARIAN SEMICONDUCTOR EQUIPMENT, INC.....    1.5
              READER'S DIGEST ASSOCIATION, INC........    1.4
              BROOKS-PRI AUTOMATION, INC..............    1.4
              MESA AIR GROUP, INC.....................    1.3
              OCEAN ENERGY, INC.......................    1.2
              MANDALAY RESORT GROUP...................    1.2
              AGRIUM, INC. (ADR)......................    1.2
              METHANEX CORP...........................    1.2

  A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX SINCE 7/5/00

                                    [CHART]

       State Street
      Research Aurora     Russell 2000
         Portfolio         Value Index
      ---------------     ------------
7/00      $10,000           $10,000
6/01       14,657            13,080
6/02       14,293            14,191
--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                STATE STREET RESEARCH      RUSSELL
                                  AURORA PORTFOLIO        2000 VALUE
                            CLASS A  CLASS B    CLASS E     INDEX
            6 Months          0.0%   -0.1%      -0.1%         7.3%
            1 year           -2.5%   -2.6       -2.6          8.5%
            Since Inception  19.7%   -0.1/(a)/  -0.1/(a)/    19.1%

--------------------------------------------------------------------------------
 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--86.4%



                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

          AEROSPACE & DEFENSE--2.6%
  389,800 AAR Corp............................................... $  3,975,960
    2,100 Alliant Techsystems, Inc. (b)..........................      133,980
  354,700 BE Aerospace, Inc......................................    4,674,946
   60,000 Ladish, Inc. (b).......................................      732,000
   53,000 Orbital Sciences Corp. (b) (c).........................      422,410
   21,000 Precision Castparts Corp...............................      693,000
   48,400 United Defense Industries, Inc.........................    1,113,200
                                                                  ------------
                                                                    11,745,496
                                                                  ------------

          AIR TRAVEL--3.1%
  158,700 Airnet Systems, Inc. (c)...............................    1,348,950
   60,900 Alaska Air Group, Inc. (b).............................    1,589,490
  178,700 ExpressJet Holdings, Inc...............................    2,332,035
  119,600 Frontier Airlines, Inc. (b)............................      972,348
  627,300 Mesa Air Group, Inc. (b)...............................    5,771,160
   53,300 Midwest Express Holdings, Inc..........................      653,185
  112,000 Midwest Express Holdings, Inc. (b).....................    1,478,400
                                                                  ------------
                                                                    14,145,568
                                                                  ------------

          AUTO PARTS--3.9%
  171,100 American Axle & Manufacturing Holdings, Inc. (b).......    5,088,514
   38,000 Borg Warner Automotive, Inc. (b).......................    2,194,880
  108,700 Cooper Tire & Rubber Co. (b)...........................    2,233,785
  100,200 Intier Automotive, Inc.................................    1,764,522
  100,000 Lear Corp. (b).........................................    4,625,000
  145,000 Tower Automotive, Inc. (b).............................    2,022,750
                                                                  ------------
                                                                    17,929,451
                                                                  ------------

          AUTOMOBILES--1.4%
   88,400 Dollar Thrifty Automotive Group (b)....................    2,289,560
  132,000 Navistar International Corp. (b).......................    4,224,000
                                                                  ------------
                                                                     6,513,560
                                                                  ------------

          BANKS--0.7%
    4,400 Astoria Financial Corp.................................      141,020
   70,900 Silicon Valley Bancshares (b)..........................    1,868,924
   29,400 Staten Island Bancorp, Inc. (b)........................      564,480
   58,905 Sun Bancorp, Inc.--New Jersey..........................      818,190
                                                                  ------------
                                                                     3,392,614
                                                                  ------------

          BROADCASTING--0.2%
   10,000 Hispanic Broadcasting Corp. (b)........................      261,000
   20,000 Westwood One, Inc. (b).................................      668,400
                                                                  ------------
                                                                       929,400
                                                                  ------------

          BUILDING & CONSTRUCTION--1.4%
   61,200 Coorstek, Inc. (b).....................................    1,891,692
  118,000 Elcor Chemical Corp....................................    3,227,300
   27,300 Nortek, Inc. (b).......................................    1,231,230
                                                                  ------------
                                                                     6,350,222
                                                                  ------------

          BUSINESS SERVICES--2.2%
   50,400 Arbitron, Inc. (b).....................................    1,572,480

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

          BUSINESS SERVICES--(CONTINUED)
    2,500 Dun & Bradstreet Corp. (b)............................. $     82,625
   46,900 Hall Kinion & Associates, Inc. (b).....................      352,219
  177,400 Heidrick & Struggles International, Inc. (b)...........    3,542,678
   86,700 Metron Technology N.V. (c).............................      743,019
   16,000 NCO Group, Inc. (b)....................................      348,480
   90,000 Steelcase, Inc. (c)....................................    1,204,200
   47,500 Steiner Leisure, Ltd...................................      688,750
   45,100 Tetra Technologies, Inc. (b)...........................      662,970
   32,000 Viad Corp..............................................      832,000
                                                                  ------------
                                                                    10,029,421
                                                                  ------------

          CHEMICALS--4.0%
  572,100 Agrium, Inc. (ADR).....................................    5,377,740
    7,000 American Pacific Corp..................................       66,500
   37,000 Cabot Microelectronics Corp. (b) (c)...................    1,596,920
    6,000 Cambrex Corp. (b)......................................      240,600
   80,700 IMC Global, Inc........................................    1,008,750
  640,400 Methanex Corp. (b).....................................    5,289,704
   45,000 Minerals Technologies, Inc.............................    2,219,400
  135,000 Omnova Solutions, Inc..................................    1,134,000
  111,600 PolyOne Corp...........................................    1,255,500
   10,000 Stepan Co..............................................      282,600
                                                                  ------------
                                                                    18,471,714
                                                                  ------------

          COMMUNICATION SERVICES--1.6%
   38,400 A.H. Belo Corp.........................................      868,224
   40,000 Catalina Marketing Corp. (b)...........................    1,128,800
  116,000 Hollinger International, Inc...........................    1,392,000
   12,200 Interep National Radio Sales, Inc. (c).................       47,580
  158,100 Journal Register Co. (b)...............................    3,177,810
  108,100 PTEK Holdings, Inc.....................................      619,413
                                                                  ------------
                                                                     7,233,827
                                                                  ------------

          COMMUNICATIONS--1.5%
   87,800 Dycom Industries, Inc. (b) (c).........................    1,026,382
  214,900 Integrated Electrical Services, Inc. (b)...............    1,343,125
  237,000 Newpark Resources, Inc. (b) (c)........................    1,741,950
  378,800 SBA Communcations Corp. (b)............................      534,108
  111,200 WH Energy Services, Inc................................    2,464,192
                                                                  ------------
                                                                     7,109,757
                                                                  ------------

          COMPUTERS & BUSINESS EQUIPMENT--8.9%
  196,700 ATMI, Inc. (b) (c).....................................    4,400,179
  100,000 Actel Corp. (b)........................................    2,102,000
  104,600 American Tower Corp....................................      360,870
  146,400 Anaren Microwave, Inc. (b).............................    1,264,896
   10,000 Anixter International, Inc. (b)........................      235,000
  149,500 Aware, Inc. (b)........................................      568,100
  242,800 Brooks-PRI Automation, Inc. (c)........................    6,205,968
   80,900 Commscope, Inc. (b)....................................    1,011,250
  200,000 Credence Systems Corp. (b).............................    3,554,000
  260,600 Globespan Virata, Inc..................................    1,008,522
  147,900 Hutchinson Technology, Inc. (b)........................    2,313,156
  120,000 Kulicke & Soffa Industries, Inc. (b)...................    1,486,800

                See accompanying notes to financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

               COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
       243,500 McData Corp.................................. $  2,145,235
       154,000 Plantronics, Inc. (b)........................    2,927,540
       159,600 Sandisk Corp. (b) (c)........................    1,979,040
       134,800 Silicon Storage Technology, Inc. (b).........    1,051,440
       272,900 Simpletech, Inc..............................      930,589
        50,000 Spectrian Corp. (b) (c)......................      518,500
       200,000 Varian Semiconductor Equipment, Inc. (b).....    6,786,000
                                                             ------------
                                                               40,849,085
                                                             ------------

               CONGLOMERATES--1.1%
        68,300 General Maritime Corp........................      655,680
        19,000 Nova Measuring Instruments, Ltd..............       42,370
       100,000 Tredegar Industries, Inc.....................    2,415,000
       101,500 Valmont Industries, Inc......................    2,063,495
                                                             ------------
                                                                5,176,545
                                                             ------------

               CONSTRUCTION MATERIALS--1.3%
       125,200 Hanover Compressor Co. (b) (c)...............    1,690,200
       111,400 Martin Marietta Materials, Inc...............    4,344,600
         6,200 Oglebay Norton Co............................       79,236
                                                             ------------
                                                                6,114,036
                                                             ------------

               CONTAINERS & GLASS--1.2%
       314,500 Graphic Packaging International Corp.........    2,909,125
       130,000 Packaging Corp of America (b)................    2,585,700
                                                             ------------
                                                                5,494,825
                                                             ------------

               DOMESTIC OIL--2.9%
       110,000 Cabot Oil & Gas Corp. (b)....................    2,513,500
        12,600 Canadian Natural Resources, Ltd..............      431,550
         6,800 Clayton Williams (b).........................       78,880
       102,800 Core Laboratories (ADR) (c)..................    1,235,656
        46,000 Nuevo Energy Co. (b).........................      726,800
       257,700 Ocean Energy, Inc. (b).......................    5,584,359
        16,625 Patina Oil & Gas Corp........................      456,024
         9,100 Stone Energy Corp. (b).......................      366,275
         5,500 Tom Brown, Inc. (b)..........................      155,925
        77,600 Vintage Petroleum, Inc.......................      923,440
        39,400 XTO Energy, Inc..............................      811,640
                                                             ------------
                                                               13,284,049
                                                             ------------

               DRUGS & HEALTH CARE--3.4%
       280,000 Aradigm Corp. (b) (c)........................    1,221,640
        39,600 Arthrocare Corp. (b).........................      509,256
        80,000 Aspect Medical Systems, Inc..................      304,000
        14,000 Atrix Laboratories, Inc. (b).................      311,500
       111,500 Coherent, Inc. (b)...........................    3,343,885
       190,000 DaVita, Inc. (b).............................    4,522,000
         3,100 Dynacare, Inc. (ADR).........................       68,169
       155,700 Sangstat Medical Corp. (b)...................    3,577,986
       263,700 Stewart Enterprises, Inc. (b)................    1,679,769
                                                             ------------
                                                               15,538,205
                                                             ------------

                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

               ELECTRIC UTILITIES--0.4%
         4,300 Black Hills Corp. (b)........................ $    148,823
       120,000 Westar Energy, Inc...........................    1,842,000
                                                             ------------
                                                                1,990,823
                                                             ------------

               ELECTRICAL EQUIPMENT--5.4%
       137,500 Asyst Technologies, Inc. (b) (c).............    2,798,125
       177,800 BEI Technologies, Inc........................    2,035,810
        92,900 Belden, Inc. (b).............................    1,936,036
        81,500 Benchmark Electronics, Inc. (b) (c)..........    2,363,500
        50,300 Channell Commercial Corp.....................      352,100
        99,700 Lecroy Corp. (b).............................    1,186,430
        30,000 Littelfuse, Inc..............................      693,900
        80,000 MKS Instruments, Inc. (b)....................    1,605,600
         1,500 Opticnet, Inc................................          120
        20,000 Penn Engineering & Manufacturing Corp........      348,400
       222,000 Technitrol, Inc. (b).........................    5,172,600
       112,500 Thomas & Betts Corp..........................    2,092,500
        91,800 Triumph Group, Inc. (b)......................    4,094,280
                                                             ------------
                                                               24,679,401
                                                             ------------

               ELECTRONICS--4.2%
        22,400 AVX Corp.....................................      365,792
       304,200 DDI Corp. (b)................................      273,780
       255,600 Kemet Corp. (b)..............................    4,565,016
        56,700 Optimal Robotics Corp. (c)...................      413,343
        40,000 Park Electrochemical Corp....................    1,060,000
        71,300 SBS Technologies, Inc. (b)...................      873,354
        30,000 SMTC Corp....................................       55,500
        93,500 Sipex Corp. (b)..............................      457,121
       155,300 Somera Communications, Inc. (b)..............    1,108,842
        77,300 Teledyne Technologies, Inc. (b)..............    1,603,975
       288,100 Therma Wave, Inc. (b)........................    3,281,459
        50,300 Trimble Navigation, Ltd. (b).................      779,650
       192,500 Veeco Industries, Inc. (b) (c)...............    4,448,675
                                                             ------------
                                                               19,286,507
                                                             ------------

               FINANCIAL SERVICES--0.2%
        15,000 Moody's Corp.................................      746,250
                                                             ------------

               FOOD & BEVERAGES--1.0%
        74,100 Bunge, Ltd. (ADR)............................    1,563,510
       149,400 Cadiz, Inc. (b) (c)..........................    1,269,751
         6,000 Corn Products International, Inc.............      186,720
        50,000 Del Monte Foods Co. (b)......................      590,000
        37,400 Wild Oats Markets, Inc. (b) (c)..............      602,140
         6,000 Zapata Corp. (c).............................      181,800
                                                             ------------
                                                                4,393,921
                                                             ------------

               GAS & PIPELINE UTILITIES--0.4%
        42,000 Patterson-UTI Energy, Inc....................    1,185,660
         4,100 Sempra Energy................................       90,733
        17,000 Western Gas Resources, Inc...................      635,800
                                                             ------------
                                                                1,912,193
                                                             ------------

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 HOTELS & RESTAURANTS--1.8%
          70,000 Argosy Gaming Corp. (b).................. $  1,988,000
          50,000 Extended Stay America, Inc. (b)..........      811,000
         200,000 Mandalay Resort Group (b)................    5,514,000
                                                           ------------
                                                              8,313,000
                                                           ------------

                 INDUSTRIAL MACHINERY--7.0%
         109,800 AGCO Corp................................    2,141,100
           7,800 CTB International Corp...................      119,808
          32,200 Chase Industries, Inc....................      447,258
         132,300 Cognex Corp..............................    2,652,615
          34,100 Cummins Engine, Inc......................    1,128,710
          13,100 Denison International, Plc. (ADR)........      243,005
          82,700 Esterline Technologies Corp. (b).........    1,877,290
          50,100 Flowserve Corp. (b) (c)..................    1,492,980
          48,000 Greenbrier Cos Inc.......................      350,400
          98,800 Gsi Lumonics Inc.........................      760,760
          57,400 Hydril Co. (b)...........................    1,538,320
         244,000 JLG Industries, Inc......................    3,423,320
         140,600 Joy Global, Inc. (c).....................    2,438,004
         136,100 Kadant, Inc..............................    2,245,650
          28,000 Lindsay Manufacturing Co.................      648,200
           2,200 Manitowoc, Inc...........................       78,078
         121,600 Maverick Tube Corp. (b)..................    1,824,000
          78,700 NN, Inc..................................    1,007,360
         137,200 NS Group, Inc. (b).......................    1,310,260
          71,200 Osmonics, Inc. (b).......................    1,132,080
          53,800 Stewart & Stevenson Services, Inc........      954,412
         159,700 Titan International, Inc.................      662,755
         183,100 Trinity Industries, Inc. (c).............    3,793,832
                                                           ------------
                                                             32,270,197
                                                           ------------

                 INSURANCE--2.1%
          88,200 ACE, Ltd.................................    2,787,120
          24,321 Fidelity National Financial, Inc.........      768,544
          23,500 Hub International, Ltd...................      373,691
          30,000 Landamerica Financial Group, Inc.........      945,000
         111,300 Odyssey Re Holdings Corp.................    1,935,507
          54,800 PartnerRe, Ltd. (ADR)....................    2,682,460
                                                           ------------
                                                              9,492,322
                                                           ------------

                 INTERNATIONAL OIL--0.3%
         192,000 Global Industries, Inc. (b)..............    1,342,080
                                                           ------------

                 INTERNET--0.2%
          55,000 KPMG Consulting, Inc.....................      817,300
                                                           ------------

                 LEISURE--3.8%
         112,200 Bally Total Fitness Holding Corp. (b) (c)    2,099,262
          54,100 Championship Auto Racing Teams, Inc. (b).      532,885
          74,500 Harrah Entertainment, Inc. (b)...........    3,304,075
          73,000 International Game Technology, Inc. (b)..    4,139,100
         157,800 Six Flags, Inc. (b)......................    2,280,210
         160,000 Station Casinos, Inc. (b)................    2,856,000
          97,100 Steinway Musical Instructions, Inc. (b)..    2,077,940
                                                           ------------
                                                             17,289,472
                                                           ------------

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 MINING--5.1%
         137,500 Alaska Steel Holding Corp................ $  1,761,375
          30,000 Cleveland Cliffs, Inc....................      828,000
          44,100 GrafTech International, Ltd..............      542,430
         126,000 Peabody Energy Corp......................    3,565,800
         232,200 Phelps Dodge Corp........................    9,566,640
          81,700 RTI International Metals, Inc. (b).......      992,655
         252,000 Stillwater Mining Co. (b)................    4,102,560
         246,500 Titanium Metals Corp. (b) (c)............      862,750
          52,900 United States Steel Corp.................    1,052,181
                                                           ------------
                                                             23,274,391
                                                           ------------

                 PUBLISHING--1.4%
         339,900 Reader's Digest Association, Inc.........    6,366,327
                                                           ------------

                 RADIO--0.1%
          12,700 Cox Radio, Inc...........................      306,070
                                                           ------------

                 RAILROADS & EQUIPMENT--1.7%
          97,900 ABC-NACO, Inc. (d).......................           98
         118,100 GATX Corp. (c)...........................    3,554,810
         312,300 Westinghouse Air Brake Technologies Corp.    4,450,275
                                                           ------------
                                                              8,005,183
                                                           ------------

                 REAL ESTATE INVESTMENT TRUST--0.3%
          60,800 Heritage Property Investment Trust, Inc..    1,623,968
                                                           ------------

                 RETAIL--0.6%
          71,600 Big Lots, Inc............................    1,409,088
          42,100 Whitehall Jewellers, Inc. (b)............      873,575
          21,500 Wilsons The Leather Experts (b)..........      301,000
                                                           ------------
                                                              2,583,663
                                                           ------------

                 SEMICONDUCTORS--1.1%
          89,400 ChipPAC, Inc. (b)........................      552,492
         134,700 Electroglas, Inc. (b) (c)................    1,347,000
          84,600 Helix Technology Corp....................    1,742,760
         218,900 TriQuint Semiconductor, Inc. (b).........    1,403,149
                                                           ------------
                                                              5,045,401
                                                           ------------

                 SHIPBUILDING--0.5%
         547,800 OMI Corp.................................    2,245,980
                                                           ------------

                 SOFTWARE--4.0%
         146,600 Carreker Corp. (b) (c)...................    1,685,900
         255,400 Ciber, Inc. (b)..........................    1,851,650
         297,700 Earthlink, Inc...........................    1,973,751
         182,200 Electronics For Imaging, Inc. (b)........    2,898,802
          81,200 Entergris, Inc...........................    1,185,520
          50,300 Imanage, Inc.............................      181,080
         201,700 Inet Technologies, Inc...................    1,361,475
          75,900 Iona Technologies, Plc...................      402,209
         105,700 MetaSolv, Inc. (b).......................      421,743
          64,200 Micros Systems, Inc. (b).................    1,778,982
         352,600 NMS Communications Corp. (b) (c).........      856,818

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                       (NOTE 1A)
            --------------------------------------------------------

                    SOFTWARE--(CONTINUED)
            258,700 Numerical Technologies, Inc. (b)... $  1,033,507
             56,600 ProQuest Co. (b) (c)...............    2,009,300
              6,200 SRA International, Inc.............      167,276
            122,500 Smartforce Pub Ltd., Co. (c).......      416,500
                                                        ------------
                                                          18,224,513
                                                        ------------

                    STEEL--0.6%
            163,900 Allegheny Technologies, Inc. (b)...    2,589,620
                                                        ------------

                    TECHNOLOGY--0.5%
            212,100 August Technology Corp.............    2,097,669
                                                        ------------

                    TRANSPORTATION--0.4%
             52,000 Teekay Shipping Corp. (c)..........    1,919,320
                                                        ------------

                    TRUCKING & FREIGHT FORWARDING--1.8%
            475,500 EGL, Inc. (b) (c)..................    8,064,480
                                                        ------------

                    UTILITIES--0.1%
            202,000 Canadian 88 Energy Corp. (ADR).....      361,580
                                                        ------------
                    Total Common Stocks
                     (Identified Cost $387,828,966)....  395,549,406
                                                        ------------
            WARRANTS--0.0%

                    FINANCE & BANKING--0.0%
              8,000 Dime Bancorp, Inc..................          800
                                                        ------------
                    Total Warrants
                     (Identified Cost $2,532)..........          800
                                                        ------------

                         SHORT TERM INVESTMENTS--13.8%

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   COMMERCIAL PAPER--11.2%
       $ 5,603,000 Caterpillar Financial Services NV
                    1.730%, 07/18/02...................... $  5,598,423
        10,665,000 Caterpillar Financial Services NV
                    1.750%, 09/19/02......................   10,623,525
         8,245,000 Citicorp 1.780%, 07/12/02..............    8,240,515
         6,700,000 General Electric Capital Corp.
                    1.950%, 11/06/02......................    6,653,547
        14,088,000 Wells Fargo & Co. 1.740%, 07/18/02.....   14,076,424
         6,000,000 Wells Fargo & Co. 1.790%, 07/19/02.....    5,994,630
                                                           ------------
                                                             51,187,064
                                                           ------------

                   DISCOUNT NOTES--2.6%
        11,925,000 Federal Home Loan Bank 1.870%, 07/01/02   11,925,000
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $63,112,063).........   63,112,064
                                                           ------------
                   Total Investments--100.2%
                    (Identified Cost $450,943,561) (a)....  458,662,270
                   Other assets less liabilities..........     (722,470)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $457,939,800
                                                           ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized appreciation on investments based on cost of $450,943,561 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 49,010,565
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (41,291,856)
                                                               ------------
   Net unrealized appreciation................................ $  7,718,709
                                                               ============


(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $22,596,034 with collateral backing valued at $23,522,294.
(d)Non-Income Producing, issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND

 STATE STREET RESEARCH AURORA PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value.....................             $458,662,270
       Cash.....................................                   45,551
       Receivable for:
        Securities sold.........................                  746,869
        Fund shares sold........................                  812,950
        Dividends and interest..................                  185,365
        Collateral for securities loaned........               23,522,294
                                                             ------------
         Total Assets...........................              483,975,299
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   467,770
        Securities purchased....................   1,530,152
        Withholding taxes.......................       4,873
        Return of collateral for securities
         loaned.................................  23,522,294
       Accrued expenses:
        Management fees.........................     317,705
        Other expenses..........................     192,705
                                                 -----------
         Total Liabilities......................               26,035,499
                                                             ------------
     NET ASSETS.................................             $457,939,800
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $445,849,399
        Undistributed net investment
         income (loss)..........................                 (625,378)
        Accumulated net realized
         gains (losses).........................                4,997,060
        Unrealized appreciation (depreciation)
         on investments and foreign currency....                7,718,719
                                                             ------------
     NET ASSETS.................................             $457,939,800
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($422,912,599 divided by
      30,051,391 shares of beneficial interest).             $      14.07
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($100 divided by 7 shares of
      beneficial interest)......................             $      14.04
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($35,027,101 divided by
      2,493,591 shares of beneficial interest)..             $      14.05
                                                             ============
     Identified cost of investments.............             $450,943,561
                                                             ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends..................................               $    780,016 (a)
    Interest...................................                    542,764 (b)
                                                              ------------
                                                                 1,322,780
  EXPENSES
    Management fees............................ $  1,670,357
    Service and distribution fees--Class E.....       14,015
    Directors' fees and expenses...............        5,677
    Custodian..................................       68,336
    Audit and tax services.....................        9,163
    Legal......................................        1,049
    Printing...................................      149,727
    Insurance..................................        1,127
    Miscellaneous..............................        1,709
                                                ------------
    Total expenses.............................                  1,921,160
                                                              ------------
  NET INVESTMENT LOSS..........................                   (598,380)
                                                              ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
     Investments--net..........................                  5,043,072
    Unrealized appreciation (depreciation) on:
     Investments--net..........................  (15,062,088)
     Foreign currency transactions--net........           10   (15,062,078)
                                                ------------  ------------
  Net gain (loss)..............................                (10,019,006)
                                                              ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.............................               $(10,617,386)
                                                              ============

(a)Net of foreign taxes of $8,481
(b)Income on securities loaned $64,366

                See accompanying notes to financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (598,380) $    333,555
  Net realized gain (loss)..........................................    5,043,072     2,076,939
  Unrealized appreciation (depreciation)............................  (15,062,078)   16,889,655
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (10,617,386)   19,300,149
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (215,537)     (136,909)
    Class E.........................................................       (8,107)            0
                                                                     ------------  ------------
                                                                         (223,644)     (136,909)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (1,643,473)     (627,501)
    Class B.........................................................           (1)            0
    Class E.........................................................      (82,424)            0
                                                                     ------------  ------------
                                                                       (1,725,898)     (627,501)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,949,542)     (764,410)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  172,360,248   225,232,016
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  159,793,320   243,767,755

NET ASSETS
  Beginning of the period...........................................  298,146,480    54,378,725
                                                                     ------------  ------------
  End of the period................................................. $457,939,800  $298,146,480
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $   (625,378) $    196,646
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales....................................................... 11,184,603  $167,753,566  18,556,731  $249,430,089
  Reinvestments...............................................    116,261     1,859,010      55,675       764,410
  Redemptions................................................. (1,868,427)  (27,295,269) (2,437,863)  (31,214,511)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  9,432,437  $142,317,307  16,174,543  $218,979,988
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................          0  $          0           7  $        100
  Reinvestments...............................................          0             1           0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................          0  $          1           7  $        100
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,139,184  $ 31,824,995     477,496  $  6,271,598
  Reinvestments...............................................      5,672        90,531           0             0
  Redemptions.................................................   (127,325)   (1,872,586)     (1,436)      (19,670)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,017,531  $ 30,042,940     476,060  $  6,251,928
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 11,449,968  $172,360,248  16,650,610  $225,232,016
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                          CLASS A                             CLASS B
                                         ---------------------------------------    -----------------------
                                          SIX MONTHS                JULY 5, 2000(A) SIX MONTHS   MAY 1, 2001(A)
                                            ENDED       YEAR ENDED      THROUGH       ENDED         THROUGH
                                           JUNE 30,    DECEMBER 31,  DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                             2002          2001          2000          2002           2001
                                         ----------    ------------ --------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  14.13       $  12.24       $ 10.00       $14.12         $14.12
                                          --------       --------       -------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........     (0.02)          0.02          0.03        (0.01)          0.00
 Net realized and unrealized gain
   (loss) on investments................      0.03           1.94          2.29         0.00           0.00
                                          --------       --------       -------       ------         ------
 Total from investment operations.......      0.01           1.96          2.32        (0.01)          0.00
                                          --------       --------       -------       ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (0.01)         (0.01)        (0.03)       (0.01)          0.00
 Distributions from net realized
   capital gains........................     (0.06)         (0.06)        (0.05)       (0.06)          0.00
                                          --------       --------       -------       ------         ------
 Total distributions....................     (0.07)         (0.07)        (0.08)       (0.07)          0.00
                                          --------       --------       -------       ------         ------
NET ASSET VALUE, END OF PERIOD..........  $  14.07       $  14.13       $ 12.24       $14.04         $14.12
                                          ========       ========       =======       ======         ======
TOTAL RETURN (%)........................       0.0 (b)       16.0         23.2 (b)      (0.1)(b)        0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.97 (c)       0.98         1.05 (c)      1.22 (c)       1.23 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............     (0.30)(c)       0.18         1.12 (c)      0.00 (c)       0.00 (c)
Portfolio turnover rate (%).............        13 (c)         15           24 (c)        13 (c)         15 (c)
Net assets, end of period (000).........  $422,913       $291,426       $54,379       $  0.1         $  0.1
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --             --         1.34 (c)        --             --

                                                                                              CLASS E
                                                                                    -----------------------
                                                                                    SIX MONTHS   MAY 1, 2001(A)
                                                                                      ENDED         THROUGH
                                                                                     JUNE 30,     DECEMBER 31,
                                                                                       2002           2001
                                                                                    ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 14.12         $14.12
                                                                                     -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)......................................................    (0.01)         (0.01)
 Net realized and unrealized gain (loss) on investments............................     0.01           0.01
                                                                                     -------         ------
 Total from investment operations..................................................     0.00           0.00
                                                                                     -------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income..........................................    (0.01)          0.00
 Distributions from net realized capital gains.....................................    (0.06)          0.00
                                                                                     -------         ------
 Total distributions...............................................................    (0.07)          0.00
                                                                                     -------         ------
NET ASSET VALUE, END OF PERIOD.....................................................  $ 14.05         $14.12
                                                                                     =======         ======
TOTAL RETURN (%)...................................................................     (0.1)(b)        0.0 (b)
Ratio of operating expenses to average net assets (%)..............................     1.12 (c)       1.13 (c)
Ratio of net investment income (loss) to average net assets (%)....................    (0.43)(c)      (0.25)(c)
Portfolio turnover rate (%)........................................................       13 (c)         15 (c)
Net assets, end of period (000)....................................................  $35,027         $6,720

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH.

 INCEPTION
 DATE  5/1/01

 ASSET CLASS
 SMALL CAP

   NET ASSETS
  $20.0 MILLION

    PORTFOLIO
    MANAGERS
    EDWARD B.
    JAMIESON,
MICHAEL MCCARTHY,
 AIDAN O'CONNELL

PERFORMANCE AT-A-GLANCE
For the six month period ended June 30, 2002, Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned -13.7%, outperforming its benchmark, the Russell 2500 Growth Index/10/, which returned -19.1% over the same time period. The portfolio performance was partially a result of the Fund's underweight in interest rate sensitive sectors, including home building, real estate and finance. Every index sector experienced steep price declines except these sectors. A second detractor to the Fund's absolute performance was the exposure to early cyclical sectors such as transportation, technology, energy, and commercial services. These early cyclical sectors performed poorly as investors grew skeptical that the early economic improvement could be sustained.

PORTFOLIO ACTIVITY
The first half of 2002 offered investors encouraging evidence of an improving domestic economy with a steady progression of positive economic news (strong retail sales, good home sales, upbeat consumer confidence and ebbing unemployment) and economic surveys showing that export orders had risen, inventories had fallen, announced layoffs declined and manufacturing activity expanded at a moderate pace. However, by the second quarter, declining consumer confidence and weaker than expected vehicle sales were widely interpreted as signs that an economic expansion will not be smooth, uniform or robust. Concern mounted that consumer spending, which has been resilient, is not strong enough to sustain the economy's fragile momentum. Investors have been looking for enterprise spending on staffing, equipment and services to restart before consumer spending falters. But by mid-May, enterprise spending was still weak as consumer spending clearly decelerated. Additionally, investors feared that the fragile economic recovery could be unsettled by Middle East tensions, mounting federal government deficits, a weaker dollar and what the federal government classified as the inevitability of another terrorist attack.

Economic concern was compounded by eroding confidence in corporate governance and domestic capital markets. During the past three months, investors grew gravely doubtful of the economic recovery and deeply suspicious of the quality and predictability of corporate earnings. Additionally, the dollar began to weaken which could cause foreign investors to sell their dollar-denominated equities.

The Fund's managers were surprised by the swift onset of economic concern and capital markets suspicion. For the past nine months, the managers had positioned the Fund to benefit from the early stages of an economic recovery. Many of the chosen investments in early cyclical industries like specialty chemicals, transportation, technology, media and commercial services companies had performed well until the second quarter began. However, in the second quarter, virtually all of these sectors under-performed the decline of the index. The leading index sectors were again the relatively defensive sectors of minerals, retail, consumer durables, health services and energy services. With the exception of energy services, the Fund has been underweight all of these leading sectors.

PORTFOLIO OUTLOOK
The Fund's managers are cognizant that the economic recovery is fragile and that it's gradual improvement could be jeopardized by many factors including investor suspicion, federal budget deficits, terrorism and a weaker dollar. Against this uncertain backdrop, however, the Fund managers are finding that across virtually all sectors there exist compelling valuations for superior small cap growth companies whose management teams are honest and expert at growing their businesses as the economy recovers.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                          % OF TOTAL
            SECURITY                                      NET ASSETS
            --------------------------------------------------------
            VARIAN SEMICONDUCTOR EQUIPMENT, INC..........    3.3%
            FORWARD AIR CORP.............................    2.6
            STONE ENERGY CORP............................    2.3
            INTEGRATED CIRCUIT SYSTEMS, INC..............    2.0
            NATIONAL INSTRUMENTS CORP....................    1.8
            VARIAN, INC..................................    1.7
            RUDOLPH TECHNOLOGIES, INC....................    1.7
            VARIAN MEDICAL SYSTEMS, INC..................    1.6
            PATTERSON-UTI ENERGY, INC....................    1.5
            NOVA CHEMICALS CORP..........................    1.5

                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 2500 GROWTH INDEX SINCE 5/1/01

                                    [CHART]

        Franklin
        Templeton    Russell
        Small Cap     2500
         Growth       Growth
        Portfolio     Index
        ---------    -------
5/01     $10,000     $10,000
6/01       9,640      10,523
6/02       7,659       7,817
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                              FRANKLIN TEMPLETON SMALL   RUSSELL
                               CAP GROWTH PORTFOLIO    2500 GROWTH
                              CLASS A  CLASS B CLASS E    INDEX
              6 Months         -13.7%   -13.9%  -13.7%    -19.1%
              1 Year           -20.5    -20.6   -20.6     -25.7
              Since Inception  -20.5    -20.6   -20.6     -19.0

--------------------------------------------------------------------------------


 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--89.9% OF TOTAL NET ASSETS



                                                                     VALUE
   SHARES                                                          (NOTE 1A)
   --------------------------------------------------------------------------

          AIR TRAVEL--1.3%
   12,100 Atlantic Coast Airlines Holdings, Inc. (b)............. $   262,570
                                                                  -----------

          AUTO PARTS--2.1%
   10,800 Gentex Corp. (b).......................................     296,676
    2,800 Superior Industries International, Inc.................     129,500
                                                                  -----------
                                                                      426,176
                                                                  -----------

          BANKS--0.6%
    2,000 Doral Financial Corp...................................      66,780
    1,700 Silicon Valley Bancshares (b)..........................      44,812
    1,000 Umpqua Holdings Corp...................................      18,480
                                                                  -----------
                                                                      130,072
                                                                  -----------

          BIOTECHNOLOGY--0.1%
    4,400 Titan Pharmaceuticals, Inc. (b)........................      14,740
                                                                  -----------

          BROADCASTING--1.4%
   13,000 Acme Communications, Inc. (b)..........................      95,550
   12,400 Sinclair Broadcast Group, Inc. (b).....................     179,043
                                                                  -----------
                                                                      274,593
                                                                  -----------

          BUILDING & CONSTRUCTION--0.8%
    6,700 Crane Co...............................................     170,046
                                                                  -----------

          BUSINESS SERVICES--5.2%
   15,000 Administaff, Inc. (b)..................................     150,000
    2,100 CDI Corp. (b)..........................................      68,355
    1,600 Headwaters, Inc. (b)...................................      25,200
    6,300 Heidrick & Struggles International, Inc. (b)...........     125,811
    2,000 John H. Harland Co.....................................      56,400
    3,400 NCO Group, Inc. (b)....................................      74,052
    5,000 Pegasus Systems, Inc. (b)..............................      87,500
    2,500 Princeton Review, Inc..................................      22,850
   12,000 Probusiness Services, Inc. (b).........................     174,828
    8,200 Resources Connection, Inc. (b).........................     221,318
   11,700 US Liquids, Inc........................................      34,515
                                                                  -----------
                                                                    1,040,829
                                                                  -----------

          CHEMICALS--4.1%
    4,500 FMC Corp. (b)..........................................     135,765
    5,500 Minerals Technologies, Inc.............................     271,260
   13,500 Nova Chemicals Corp....................................     304,290
   15,000 Solutia, Inc...........................................     105,300
                                                                  -----------
                                                                      816,615
                                                                  -----------

          COMMUNICATION SERVICES--1.2%
   18,000 Entravision Common Corp................................     220,500
    5,200 TTM Technologies (b)...................................      27,248
                                                                  -----------
                                                                      247,748
                                                                  -----------

          COMMUNICATIONS--1.4%
    9,000 Cal Dive International, Inc. (b).......................     198,000
    7,500 Superior Energy Services, Inc. (b).....................      76,125
                                                                  -----------
                                                                      274,125
                                                                  -----------

                                                                     VALUE
   SHARES                                                          (NOTE 1A)
   --------------------------------------------------------------------------

          COMPUTERS & BUSINESS EQUIPMENT--12.1%
    7,900 Advanced Digital Information Corp. (b)................. $    66,597
   17,400 Advanced Fibre Communications (b)......................     287,796
   10,500 Catapult Communications Corp. (b)......................     229,646
    3,907 Ciena Corp. (b)........................................      16,371
   10,500 Credence Systems Corp. (b).............................     186,585
    7,500 Emcore Corp. (b).......................................      45,000
    1,800 Exar Corp. (b).........................................      35,496
   19,600 Integrated Circuit Systems, Inc. (b)...................     395,724
    7,700 Oak Technology, Inc. (b)...............................      34,881
    2,200 Pericom Semiconductor Corp. (b)........................      25,498
   14,000 Powerwave Technologies, Inc. (b).......................     128,240
   10,500 Semtech Corp. (b)......................................     280,350
   10,000 Sierra Wireless, Inc. (ADR)............................      33,700
   19,100 Varian Semiconductor Equipment, Inc. (b)...............     648,063
                                                                  -----------
                                                                    2,413,947
                                                                  -----------

          CONTAINERS & GLASS--1.1%
    8,900 Pactiv Corp. (b).......................................     211,820
                                                                  -----------

          DOMESTIC OIL--5.7%
   13,500 Chesapeake Energy Corp. (b)............................      97,200
    7,700 FMC Technologies, Inc..................................     159,852
   16,500 Petroquest Energy, Inc. (ADR) (b)......................      91,905
    5,200 Spinnaker Exploration Co. (b)..........................     187,304
   11,600 Stone Energy Corp. (b).................................     466,900
    8,600 Swift Energy Co. (b)...................................     135,794
                                                                  -----------
                                                                    1,138,955
                                                                  -----------

          DRUGS & HEALTH CARE--4.8%
   14,000 Alpharma, Inc..........................................     237,720
    6,000 Maximus, Inc. (b)......................................     190,200
    5,000 Ortec International, Inc...............................      10,150
    8,100 Varian Medical Systems, Inc. (b).......................     328,455
    7,900 Wilson Greatbatch Technologies, Inc. (b)...............     201,292
                                                                  -----------
                                                                      967,817
                                                                  -----------

          ELECTRICAL EQUIPMENT--4.4%
   11,900 Anaren Microwave, Inc. (b).............................     102,816
    6,900 C&D Technologies, Inc..................................     124,338
   10,500 Electro Scientific Industries, Inc. (b)................     255,150
    9,000 Plexus Corp. (b).......................................     162,900
   16,500 Power-One, Inc.........................................     102,630
    5,400 Technitrol, Inc. (b)...................................     125,820
                                                                  -----------
                                                                      873,654
                                                                  -----------

          ELECTRONICS--6.8%
   25,400 DDI Corp. (b)..........................................      22,860
    3,400 Intersil Corp..........................................      72,692
    9,100 Ixia (b)...............................................      52,962
    6,400 Merix Corp. (b)........................................      54,912
    6,700 Mettler Toledo International, Inc. (b).................     247,029
      100 Nanometrics, Inc. (b)..................................       1,588
    3,100 Park Electrochemical Corp..............................      82,150
   13,600 Rudolph Technologies, Inc. (b).........................     339,048

                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                (NOTE 1A)
        ----------------------------------------------------------------

               ELECTRONICS--(CONTINUED)
         8,200 Sirenza Microdevices, Inc.................... $    16,564
         7,500 Trimble Navigation, Ltd. (b).................     116,250
        10,500 Varian, Inc. (b).............................     345,975
                                                             -----------
                                                               1,352,030
                                                             -----------

               FINANCIAL SERVICES--1.3%
         2,500 Blackrock, Inc. (b)..........................     110,750
         3,200 Investors Financial Services Corp............     107,328
         9,200 Knight Trading Group, Inc....................      48,208
                                                             -----------
                                                                 266,286
                                                             -----------

               FOOD & BEVERAGES--0.9%
         7,100 Bunge, Ltd. (ADR)............................     149,810
         1,500 Great Atlantic & Pacific Tea Co., Inc. (b)...      28,035
                                                             -----------
                                                                 177,845
                                                             -----------

               GAS & PIPELINE UTILITIES--2.7%
         8,200 Energen Corp.................................     225,500
        10,900 Patterson-UTI Energy, Inc....................     307,707
                                                             -----------
                                                                 533,207
                                                             -----------

               HOTELS & RESTAURANTS--1.2%
         1,700 Argosy Gaming Corp. (b)......................      48,280
         2,400 CEC Entertainment, Inc. (b)..................      99,120
         1,900 Four Seasons Hotels, Inc.....................      89,110
                                                             -----------
                                                                 236,510
                                                             -----------

               INDUSTRIAL MACHINERY--6.6%
        11,200 Advanced Energy Industries, Inc. (b).........     248,416
         7,100 Cognex Corp..................................     142,355
         3,000 Cuno, Inc. (b)...............................     108,540
         9,400 Milacron, Inc................................      95,410
         2,900 Oshkosh Truck Corp...........................     171,419
         6,100 Pentair, Inc.................................     293,288
         5,800 Reliance Steel & Aluminum Co.................     176,900
         2,300 Roper Industries, Inc........................      85,790
                                                             -----------
                                                               1,322,118
                                                             -----------

               INSURANCE--2.8%
         6,000 AmerUs Group Co..............................     222,600
         2,600 IPC Holdings, Ltd............................      79,404
         8,200 Reinsurance Group America, Inc...............     252,724
                                                             -----------
                                                                 554,728
                                                             -----------

               INTERNET--0.1%
        11,700 Brio Technology, Inc. (b)....................      11,466
                                                             -----------

               LEISURE--1.1%
        12,000 Station Casinos, Inc. (b)....................     214,200
                                                             -----------

               MINING--1.6%
         4,800 Cleveland Cliffs, Inc........................     132,480
        11,100 Stillwater Mining Co. (b)....................     180,708
                                                             -----------
                                                                 313,188
                                                             -----------

                                                                VALUE
        SHARES                                                (NOTE 1A)
        ----------------------------------------------------------------

               RAILROADS & EQUIPMENT--1.0%
         1,800 Landstar Systems, Inc. (b)................... $   192,330
                                                             -----------

               REAL ESTATE--0.6%
         5,200 Jones Lang Lasalle, Inc. (b).................     128,440
                                                             -----------

               REAL ESTATE INVESTMENT TRUST--0.5%
         2,700 Colonial Properties Trust....................     105,165
                                                             -----------

               RETAIL--2.3%
         8,200 Charming Shoppes, Inc. (b)...................      70,848
         5,300 Cost Plus, Inc. (b)..........................     161,433
         4,700 Jack in the Box, Inc. (b)....................     149,460
         2,300 Linens 'N Things, Inc. (b)...................      75,463
                                                             -----------
                                                                 457,204
                                                             -----------

               SEMICONDUCTORS--1.1%
         6,000 Cymer, Inc. (b)..............................     210,240
                                                             -----------

               SOFTWARE--9.4%
        16,200 Ascential Software Corp......................      45,198
         9,100 Aspen Technology, Inc. (b)...................      75,894
        12,700 Avocent Corp. (b)............................     202,184
         8,700 Bindview Development Corp. (b)...............       8,874
        10,500 Borland Software Corp. (b)...................     108,150
        17,800 Entrust, Inc. (b)............................      48,416
         9,700 HNC Software, Inc. (b).......................     161,990
        15,000 Informatica Corp.............................     106,350
         7,500 Inforte Corp. (b)............................      74,400
        12,000 Jack Henry & Associates, Inc.................     200,280
        11,400 Keane, Inc. (b)..............................     141,360
         9,000 Lawson Software, Inc.........................      51,930
         4,000 MatrixOne, Inc. (b)..........................      24,400
        10,900 Micromuse, Inc. (b)..........................      50,576
        11,200 National Instruments Corp. (b)...............     364,672
         7,500 Openwave Systems, Inc........................      42,075
         5,400 Precise Software Solutions, Ltd..............      51,570
         9,700 Sapient Corp. (b)............................      10,282
        14,200 Smartforce Pub Ltd., Co......................      48,280
         5,300 webMethods, Inc. (b).........................      52,470
                                                             -----------
                                                               1,869,351
                                                             -----------

               TRANSPORTATION--0.3%
         2,900 Knight Transportation, Inc. (b)..............      67,251
                                                             -----------

               TRUCKING & FREIGHT FORWARDING--3.3%
         7,600 Airborne, Inc................................     145,920
        15,700 Forward Air Corp. (b)........................     514,646
                                                             -----------
                                                                 660,566
                                                             -----------
               Total Common Stocks (Identified Cost
                $20,289,698)................................  17,935,832
                                                             -----------

                See accompanying notes to financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

SHORT TERM INVESTMENT--10.3%


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                  DISCOUNT NOTES--10.3%
       $2,060,000 Federal Farm Credit Bank 1.870%, 07/01/02 $ 2,060,000
                                                            -----------
                  Total Short Term Investment
                   (Identified Cost $2,059,999)............   2,060,000
                                                            -----------
                  Total Investments--100.2%
                   (Identified Cost $22,349,697) (a).......  19,995,832
                  Other assets less liabilities............     (37,739)
                                                            -----------
                  TOTAL NET ASSETS--100%................... $19,958,093
                                                            ===========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $22,349,697 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   791,054
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (3,144,919)
                                                                -----------
    Net unrealized depreciation................................ $(2,353,865)
                                                                ===========

(b)Non-Income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value.........................         $19,995,832
        Cash.........................................               5,890
        Receivable for:
         Fund shares sold............................              77,655
         Dividends and interest......................                 204
         Due from Investment Adviser.................               4,325
                                                              -----------
          Total Assets...............................          20,083,906
      LIABILITIES
        Payable for:
         Fund shares redeemed........................ $81,867
         Withholding taxes...........................      10
        Accrued expenses:
         Management fees.............................   9,803
         Other expenses..............................  34,133
                                                      -------
          Total Liabilities..........................             125,813
                                                              -----------
      NET ASSETS.....................................         $19,958,093
                                                              ===========
        Net assets consist of:
         Capital paid in.............................         $23,214,364
         Undistributed net investment income (loss)..             (63,421)
         Accumulated net realized gains (losses).....            (838,985)
         Unrealized appreciation (depreciation) on
          investments................................          (2,353,865)
                                                              -----------
      NET ASSETS.....................................         $19,958,093
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($11,269,780 divided by 1,470,747 shares of
       beneficial interest)..........................         $      7.66
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($8,109,737 divided by 1,060,157 shares of
       beneficial interest)..........................         $      7.65
                                                              ===========
      CLASS E
      Net asset value and redemption price per share
       ($578,576 divided by 75,520 shares of
       beneficial interest)..........................         $      7.66
                                                              ===========
      Identified cost of investments.................         $22,349,697
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $    16,353 (a)
       Interest................................                  17,780
                                                           ------------
                                                                 34,133
     EXPENSES
       Management fees......................... $  76,865
       Service Fees--Class B...................     8,434
       Service Fees--Class E...................       184
       Directors' fees and expenses............     5,677
       Custodian...............................    32,401
       Audit and tax services..................     9,163
       Legal...................................        43
       Printing................................     7,729
       Insurance...............................        29
       Miscellaneous...........................     1,266
                                                ---------
       Total expenses before reimbursements....   141,791
       Expense reimbursements..................   (43,496)       98,295
                                                ---------  ------------
     NET INVESTMENT INCOME (LOSS)..............                 (64,162)
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  (404,677)
       Foreign currency transactions--net......         7      (404,670)
                                                ---------
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (2,444,130)
                                                           ------------
     Net gain (loss)...........................              (2,848,800)
                                                           ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            ($ 2,912,962)
                                                           ============

(a)Net of foreign taxes of $225

                See accompanying notes to financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS  MAY 1, 2001(A)
                                                                        ENDED        THROUGH
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     -----------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (64,162)  $    (5,814)
  Net realized gain (loss)..........................................    (404,670)     (434,475)
  Unrealized appreciation (depreciation)............................  (2,444,130)       90,265
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (2,912,962)     (350,024)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  10,904,610    12,316,469
                                                                     -----------   -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   7,991,648    11,966,445

NET ASSETS
  Beginning of the period...........................................  11,966,445             0
                                                                     -----------   -----------
  End of the period................................................. $19,958,093   $11,966,445
                                                                     ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $   (63,421)  $       741
                                                                     ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                           MAY 1, 2001(A)
                                                                  SIX MONTHS ENDED             THROUGH
                                                                    JUNE 30, 2002         DECEMBER 31, 2001
                                                               ----------------------  ----------------------
                                                                 SHARES        $         SHARES        $
                                                               ---------  -----------  ---------  -----------
CLASS A
  Sales....................................................... 1,045,417  $ 9,029,812  1,405,895  $12,965,298
  Redemptions.................................................  (415,457)  (3,539,279)  (565,108)  (5,020,906)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease).....................................   629,960  $ 5,490,533    840,787  $ 7,944,392
                                                               =========  ===========  =========  ===========
CLASS B
  Sales.......................................................   665,545  $ 5,728,134    564,496  $ 4,866,115
  Redemptions.................................................  (111,521)    (953,170)   (58,363)    (499,721)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease).....................................   554,024  $ 4,774,964    506,133  $ 4,366,394
                                                               =========  ===========  =========  ===========
CLASS E
  Sales.......................................................    91,935  $   786,429        645  $     5,768
  Redemptions.................................................   (17,050)    (147,316)       (10)         (85)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease).....................................    74,885  $   639,113        635  $     5,683
                                                               =========  ===========  =========  ===========
  Increase (decrease) derived from capital share transactions. 1,258,869  $10,904,610  1,347,555  $12,316,469
                                                               =========  ===========  =========  ===========

(a)Commencement of operations

                See accompanying notes to financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                   CLASS A                     CLASS B                     CLASS E
                                         -----------------------     -----------------------     -----------------------
                                         SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A) SIX MONTHS   MAY 1, 2001(A)
                                           ENDED         THROUGH       ENDED         THROUGH       ENDED         THROUGH
                                          JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,   JUNE 30,     DECEMBER 31,
                                            2002           2001         2002           2001         2002           2001
                                         ----------   -------------- ----------   -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  8.88         $10.00       $ 8.88         $10.00       $ 8.88         $10.00
                                          -------         ------       ------         ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........    (0.03)          0.00        (0.03)         (0.01)       (0.01)          0.00
 Net realized and unrealized gain
   (loss) on investments................    (1.19)         (1.12)       (1.20)         (1.11)       (1.21)         (1.12)
                                          -------         ------       ------         ------       ------         ------
 Total from investment operations.......    (1.22)         (1.12)       (1.23)         (1.12)       (1.22)         (1.12)
                                          -------         ------       ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD..........  $  7.66         $ 8.88       $ 7.65         $ 8.88       $ 7.66         $ 8.88
                                          =======         ======       ======         ======       ======         ======
TOTAL RETURN (%)........................    (13.7)(b)      (11.2)(b)    (13.9)(b)      (11.2)(b)    (13.7)(b)      (11.2)(b)
Ratio of operating expenses to average
 net assets (%).........................     1.05 (c)       1.05 (c)     1.30 (c)       1.30 (c)     1.20 (c)       1.20 (c)
Ratio of net investment income (loss)
 to average net assets (%)..............    (0.65)(c)       0.00 (c)    (0.90)(c)      (0.51)(c)    (0.83)(c)      (0.41)(c)
Portfolio turnover rate (%).............       42 (c)         67 (c)       42 (c)         67 (c)       42 (c)         67 (c)
Net assets, end of period (000).........  $11,270         $7,468       $8,110         $4,493       $  579         $    6
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.56 (c)       2.69 (c)     1.81 (c)       2.94 (c)     1.71 (c)       2.84 (c)

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
 $249.5 MILLION

    PORTFOLIO
     MANAGER
 PAUL W. WOJCIK

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned -16.6%, while its benchmark, the Russell 2000(R) Growth Index/13/, returned -17.4% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Small Cap Growth Funds/15/, was -18.1% for the same period.

PORTFOLIO ACTIVITY
We maintained a broadly diversified fund of small-cap growth stocks during the last six months. The Portfolio's assets at the end of June were spread across 340 securities in multiple industries. The largest holding represented only 1% of Portfolio's assets.

For the most part, we kept the Portfolio's sector allocations neutral relative to the small-cap growth universe. However, we reduced our weighting in slower-growing companies and increased our weighting in faster-growing companies that we believe offer greater long-term potential.

Technology remained the Portfolio's largest sector commitment, though it receded slightly in the last six months. Software and semiconductor-related stocks fared worst. The health care sector remained our second largest. Vicious declines in drug and biotech stocks were partially offset by strength in health care providers and service companies.

The consumer discretionary sector, which includes retailers and media firms, was our third-largest sector commitment at the end of June. The former performed relatively well in the last six months; the latter fared poorly. Consumer staples stocks are a very small part of the small-cap growth universe, but our top contributor to performance in the last six months was Dreyer's Grand Ice Cream, which agreed to be acquired by Nestle for a significant premium.

PORTFOLIO OUTLOOK
While we are discouraged with the dismal performance of small-cap growth stocks, we know that it cannot continue indefinitely. The economy is growing again, the Federal Reserve will probably refrain from raising short-term rates for at least several more months, and corporate earnings are poised to improve. In addition, accounting reforms and the increased scrutiny and pressure on auditors should lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better market performance.


                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                  % OF TOTAL
                    SECURITY                      NET ASSETS
                    ----------------------------------------
                    CORPORATE EXECUTIVE BOARD CO.    1.0%
                    IRON MOUNTAIN, INC...........    0.9
                    FIRST HEALTH GROUP CORP......    0.9
                    SCP POOL CORP................    0.8
                    FORWARD AIR CORP.............    0.8
                    CHOICEPOINT, INC.............    0.8
                    PATTERSON DENTAL CO..........    0.8
                    ACCREDO HEALTH, INC..........    0.8
                    TOO, INC.....................    0.8
                    NOVEN PHARMACEUTICALS INC....    0.7

                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 2000 GROWTH INDEX SINCE 3/3/97


                                    [CHART]

           T. Rowe Price                  Russell
         Small Cap Growth             2000 Growth
            Portfolio                    Index
          ---------------             ------------
3/97          $10,000                  $10,000
6/97           10,990                   10,926
6/98           12,491                   12,367
6/99           12,671                   13,393
6/00           16,722                   17,196
6/01           13,777                   13,182
6/02           10,854                    9,886
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                T. ROWE PRICE SMALL    RUSSELL
                                CAP GROWTH PORTFOLIO 2000 GROWTH
                                CLASS A   CLASS E       INDEX
                6 Months         -16.6%   -16.6%        -17.4%
                1 Year           -21.2    -21.3         -25.0
                3 Years          - 5.0       --         - 9.6
                5 Years          - 0.3       --         - 2.0
                Since Inception    1.6    -17.0/(a)/    - 0.2

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--99.3% OF TOTAL NET ASSETS



                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                AEROSPACE & DEFENSE--0.7%
         88,000 Aeroflex, Inc. (b)........................ $    611,600
         42,000 Mercury Computer Systems, Inc. (b)........      869,400
         40,200 Remec, Inc. (b)...........................      225,522
                                                           ------------
                                                              1,706,522
                                                           ------------

                AIR TRAVEL--1.0%
         14,300 Atlantic Coast Airlines Holdings, Inc. (b)      310,310
        114,000 Frontier Airlines, Inc. (b)...............      926,820
         57,600 Skywest, Inc..............................    1,347,264
                                                           ------------
                                                              2,584,394
                                                           ------------

                APPAREL & TEXTILES--0.7%
         21,900 Fossil, Inc. (b)..........................      450,264
         12,600 Skechers U. S. A., Inc. (b)...............      272,286
         14,100 Timberland Co. (b)........................      505,062
         63,700 Van's, Inc. (b)...........................      517,308
                                                           ------------
                                                              1,744,920
                                                           ------------

                AUTO PARTS--0.3%
         23,900 Gentex Corp. (b)..........................      656,533
                                                           ------------

                BANKS--3.5%
         24,200 Boston Private Financial Holdings, Inc....      598,708
         34,668 Commerce Bancorp, Inc. (b)................    1,532,326
         35,200 Community First Bankshares, Inc. (b)......      918,368
         12,500 East West Bancorp, Inc. (b)...............      431,500
         25,400 National Commerce Financial Corp..........      668,020
         22,400 Silicon Valley Bancshares (b).............      590,464
         46,400 Southwest Bancorp (b).....................    1,680,608
         87,750 Sterling Bancshares, Inc. (b).............    1,296,067
         24,900 UCBH Holdings, Inc........................      946,449
                                                           ------------
                                                              8,662,510
                                                           ------------

                BIOTECHNOLOGY--1.6%
         23,100 Albany Molecular Research, Inc. (b).......      488,334
         29,100 Enzon, Inc. (b)...........................      716,151
         27,500 Invitrogen Corp. (b)......................      880,275
         64,500 Protein Design Laboratories, Inc. (b).....      700,470
         65,600 Serologicals Corp. (b)....................    1,199,824
                                                           ------------
                                                              3,985,054
                                                           ------------

                BROADCASTING--1.8%
         18,900 Entercom Communications Corp. (b).........      867,510
         10,500 Hispanic Broadcasting Corp. (b)...........      274,050
         53,600 Insight Communications, Inc. (b)..........      628,728
         55,800 Radio One, Inc. (Class D) (b).............      829,746
         48,700 Regent Communications, Inc. (b)...........      343,773
         48,100 Spanish Broadcasting Systems, Inc. (b)....      481,000
         33,300 Westwood One, Inc. (b)....................    1,112,886
                                                           ------------
                                                              4,537,693
                                                           ------------

                BUILDING & CONSTRUCTION--1.5%
         23,284 D.R. Horton, Inc..........................      606,083
         63,700 Insituform Technologies, Inc. (b).........    1,349,166

                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

               BUILDING & CONSTRUCTION--(CONTINUED)
        16,800 Simpson Manufacturing, Inc. (b).............. $    959,784
        37,600 Watsco, Inc..................................      686,200
                                                             ------------
                                                                3,601,233
                                                             ------------

               BUSINESS SERVICES--7.7%
        37,700 Bright Horizons Family Solutions (b).........    1,248,247
        10,700 Career Education Corp. (b)...................      481,500
        76,300 Corporate Executive Board Co. (b)............    2,613,275
        59,200 Devry, Inc. (b)..............................    1,352,128
        10,100 Education Management Corp. (b)...............      411,373
         1,709 Eloyalty Corp................................        8,571
       190,700 Exult, Inc...................................    1,239,550
        55,900 FactSet Research Systems, Inc................    1,664,143
        11,300 G&K Services.................................      386,912
        36,800 Getty Images, Inc. (b).......................      801,136
        24,460 Global Payments, Inc.........................      727,685
        76,950 Iron Mountain, Inc...........................    2,373,907
        38,400 MTC Technologies, Inc........................      729,600
        43,650 Meta Group, Inc. (b).........................       98,212
        16,600 Mobile Mini, Inc. (b)........................      283,860
        58,300 On Assignment, Inc. (b)......................    1,037,740
        12,500 SOURCECORP, Inc..............................      331,250
        32,400 Teletech Holdings, Inc. (b)..................      309,096
        50,391 Tetra Technologies, Inc. (b).................      740,748
        58,000 The Bisys Group, Inc. (b)....................    1,931,400
        12,500 Valassis Communications, Inc. (b)............      456,250
                                                             ------------
                                                               19,226,583
                                                             ------------

               CHEMICALS--0.6%
        10,700 Cabot Corp...................................      306,555
        25,573 Cabot Microelectronics Corp. (b) (c).........    1,103,731
                                                             ------------
                                                                1,410,286
                                                             ------------

               COMMUNICATION SERVICES--1.8%
        25,200 Airgate PCS, Inc. (b) (c)....................       25,200
        22,300 Catalina Marketing Corp. (b).................      629,306
         7,000 Lamar Advertising Co.........................      260,470
        81,000 Macrovision Corp. (b)........................    1,061,910
        31,400 Millicom International Cellular S.A.(ADR) (c)       50,240
        40,100 Price Communications Corp. (b)...............      641,600
       160,238 Proxim Corp..................................      480,554
        34,900 Scholastic Corp. (b).........................    1,322,710
        18,700 Triton PCS Holdings, Inc. (c)................       72,930
                                                             ------------
                                                                4,544,920
                                                             ------------

               COMMUNICATIONS--1.4%
        33,200 Cal Dive International, Inc. (b).............      730,400
         5,400 Cooper Cameron Corp. (b).....................      261,468
        57,925 Dycom Industries, Inc. (b)...................      677,143
        25,200 Lone Star Technologies, Inc. (b).............      577,080
        85,000 Pride International, Inc.....................    1,331,100
                                                             ------------
                                                                3,577,191
                                                             ------------

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            COMPUTERS & BUSINESS EQUIPMENT--7.9%
     50,100 ATMI, Inc. (b).................................... $  1,120,737
     15,000 AXT, Inc. (b) (c).................................      119,700
     12,800 Alliance Semiconductor Corp. (b)..................       90,880
     33,200 Audio Codes, Ltd..................................       80,012
     61,800 August Technology Corp............................      611,202
     39,212 Brooks-PRI Automation, Inc........................    1,002,259
     95,407 Ciena Corp. (b)...................................      399,754
     45,700 Commscope, Inc. (b)...............................      571,250
     62,000 Concurrent Computer Corp. (b) (c).................      288,300
     31,700 DMC Stratex Networks, Inc. (b)....................       63,717
     46,200 Genesis Microchip, Inc............................      385,308
      6,834 Globespan Virata, Inc.............................       26,448
     40,431 Harmonic, Inc. (b)................................      147,937
     82,500 Integrated Silicon Solution, Inc. (b).............      735,900
     52,300 Intermediate Telephone, Inc.......................      894,853
     16,800 L-3 Communications Holdings, Inc. (b).............      907,200
     20,800 LTX Corp. (b).....................................      297,024
     60,600 Lattice Semiconductor Corp. (b)...................      529,644
     46,300 Micrel, Inc. (b)..................................      665,794
      7,350 Microchip Technology, Inc. (b)....................      201,610
    104,900 Oak Technology, Inc. (b)..........................      475,197
     52,400 Pericom Semiconductor Corp. (b)...................      607,316
     72,900 Plantronics, Inc. (b).............................    1,385,829
     87,893 Polycom, Inc. (b).................................    1,053,837
    122,800 Powerwave Technologies, Inc. (b)..................    1,124,848
     18,700 Rudolph Technologies, Inc. (b)....................      466,191
     20,400 Sandisk Corp. (b).................................      252,960
     41,500 Semtech Corp. (b).................................    1,108,050
     64,100 Silicon Storage Technology, Inc. (b)..............      499,980
     50,000 Skyworks Solutions, Inc...........................      277,500
     55,300 SonicWall, Inc. (b)...............................      277,606
     50,400 Transwitch Corp. (b)..............................       32,256
     26,300 Varian Semiconductor Equipment, Inc. (b)..........      892,359
     21,800 Viasat, Inc. (b) (c)..............................      183,774
     38,130 Zebra Technologies Corp. (b)......................    1,838,629
                                                               ------------
                                                                 19,615,861
                                                               ------------

            DOMESTIC OIL--3.1%
     29,900 Cabot Oil & Gas Corp. (b).........................      683,215
     45,600 Core Laboratories (ADR)...........................      548,112
     20,700 Grey Wolf, Inc. (b)...............................       84,663
     29,200 National-Oilwell, Inc. (b)........................      614,660
     31,300 Spinnaker Exploration Co. (b).....................    1,127,426
     32,500 Stone Energy Corp. (b)............................    1,308,125
     46,000 Tom Brown, Inc. (b)...............................    1,304,100
     57,100 Unit Corp. (b)....................................      990,685
     55,500 XTO Energy, Inc...................................    1,143,300
                                                               ------------
                                                                  7,804,286
                                                               ------------

            DRUGS & HEALTH CARE--20.8%
     36,400 Abgenix, Inc. (c).................................      356,720
     45,500 Accredo Health, Inc. (b)..........................    2,099,370
     41,400 AdvancePCS........................................      991,116
     36,100 Alkermes, Inc.....................................      577,961
     37,300 American Medical Systems Holdings, Inc. (b) (c)...      748,238

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            DRUGS & HEALTH CARE--(CONTINUED)
     39,900 Ameripath, Inc. (b)............................... $    957,600
     18,600 Amsurg Corp.......................................      488,436
     35,400 Apogent Technologies, Inc.........................      728,178
     24,600 Biovail Corp (c)..................................      712,416
     13,500 Bruker Daltonics, Inc. (c)........................       53,325
     59,700 Caremark Rx, Inc. (b).............................      985,050
     64,100 Celgene Corp. (c).................................      980,730
     26,073 Cephalon, Inc. (b)................................    1,178,500
     27,600 Coherent, Inc. (b)................................      827,724
     12,500 Community Health Systems, Inc.....................      335,000
     13,000 Computer Programs & Systems, Inc..................      279,890
     16,800 Conceptus, Inc. (b)...............................      277,032
     16,100 Cubist Pharmaceuticals, Inc. (b) (c)..............      151,501
      8,400 Cyberonics, Inc. (b)..............................      110,200
     77,600 Cytyc Corp. (b)...................................      591,312
     37,800 DaVita, Inc. (b)..................................      899,640
     84,000 Deltagen, Inc. (c)................................      205,800
     25,050 Dentsply International, Inc.......................      924,595
     24,800 Duane Reade, Inc. (b) (c).........................      844,440
     33,500 Eclipsys Corp. (b)................................      219,726
     18,300 Exelixis, Inc. (b)................................      137,799
     11,800 Express Scripts, Inc. (b).........................      591,298
     79,900 First Health Group Corp. (b)......................    2,240,396
     19,000 Gilead Sciences, Inc. (b).........................      624,720
    123,700 Hooper Holmes, Inc................................      989,600
     28,100 Human Genome Sciences, Inc. (b)...................      376,540
     43,800 ICU Medical, Inc. (b).............................    1,353,420
     39,000 Icos Corp.........................................      661,440
     71,500 Immunogen, Inc. (b)...............................      192,335
     14,300 Inamed Corp. (b)..................................      382,096
     52,700 Incyte Genomics, Inc. (b).........................      383,129
     38,750 KV Pharmaceutical Co. (b).........................    1,046,250
     11,314 King Pharmaceuticals, Inc. (b)....................      251,736
     44,100 Lifepoint Hospitals, Inc. (b).....................    1,601,271
     20,900 Ligand Pharmaceuticals, Inc. (Class B) (b)........      303,050
     49,600 Lincare Holdings, Inc. (b)........................    1,602,080
     55,700 Manor Care, Inc. (b)..............................    1,281,100
     34,200 Medarex, Inc......................................      253,764
     30,700 Medicis Pharmaceutical Corp. (b)..................    1,312,732
      8,300 Mentor Corp.......................................      304,685
     11,300 Myriad Genetics, Inc. (b).........................      229,842
     30,900 NPS Pharmaceuticals, Inc. (b).....................      473,388
      7,000 Neose Technologies, Inc. (b)......................       76,300
     37,800 Neurocrine Biosciences, Inc. (b)..................    1,082,970
     75,800 Noven Pharmaceuticals, Inc. (b)...................    1,932,900
     46,100 OSI Pharmaceuticals, Inc..........................    1,107,322
     53,600 Omnicare, Inc.....................................    1,407,536
     41,900 Patterson Dental Co...............................    2,108,827
     20,700 Pharmaceutical Product Development, Inc. (b)......      545,238
     58,575 Province Healthcare Co............................    1,309,737
     16,600 Renal Care Group, Inc. (b)........................      517,090
     31,800 ResMed, Inc. (b)..................................      934,920
     14,300 Respironics, Inc. (b).............................      486,915
     34,000 Sicor, Inc. (b)...................................      630,360
     33,400 Steris Corp. (b)..................................      638,274
     53,900 Techne Corp. (b) (c)..............................    1,521,058

                See accompanying notes to financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

              DRUGS & HEALTH CARE--(CONTINUED)
       20,600 Triad Hospitals, Inc. (b).................... $    873,028
       80,700 Triangle Pharmaceuticals, Inc. (b)...........      218,697
       11,000 Trimeris, Inc. (b) (c).......................      488,290
       33,300 Unilab Corp..................................      912,087
       41,800 United Surgical Partners.....................    1,294,964
        8,300 Universal Health Services, Inc. (Class B) (b)      406,700
       18,170 Vertex Pharmaceuticals, Inc. (b).............      295,808
                                                            ------------
                                                              51,906,192
                                                            ------------

              ELECTRIC UTILITIES--0.3%
       28,600 Calpine Corp. (b) (c)........................      201,058
       61,800 Key Energy Services, Inc. (b)................      648,900
                                                            ------------
                                                                 849,958
                                                            ------------

              ELECTRICAL EQUIPMENT--1.7%
       39,600 Anaren Microwave, Inc. (b)...................      342,144
       16,400 Artesyn Technologies, Inc. (b)...............      107,092
       16,200 CTS Corp.....................................      195,048
       25,966 MKS Instruments, Inc. (b)....................      521,138
       72,600 Plexus Corp. (b).............................    1,314,060
       48,500 Technitrol, Inc. (b).........................    1,130,050
       15,100 Triumph Group, Inc. (b)......................      673,460
                                                            ------------
                                                               4,282,992
                                                            ------------

              ELECTRONICS--4.2%
       31,500 Cohu, Inc....................................      544,320
       27,400 Cree, Inc. (b) (c)...........................      362,502
       34,600 Exar Corp. (b)...............................      682,312
       16,600 Harman International Industries, Inc.........      817,550
       76,864 Intersil Corp................................    1,643,352
       32,200 Kemet Corp. (b)..............................      575,092
       55,000 Kopin Corp. (b)..............................      363,000
       42,100 Mettler Toledo International, Inc. (b).......    1,552,227
       30,400 Newport Corp.................................      476,064
       50,300 Pixelworks, Inc. (b).........................      422,017
        9,600 Quicklogic Corp. (b).........................       34,848
       11,300 SBS Technologies, Inc. (b)...................      138,414
       58,300 Symyx Technologies, Inc. (b).................      811,536
       43,300 Varian, Inc. (b).............................    1,426,735
       24,800 Waters Corp. (b).............................      662,160
                                                            ------------
                                                              10,512,129
                                                            ------------

              FINANCIAL SERVICES--3.7%
       24,900 Affiliated Managers Group, Inc. (b) (c)......    1,531,350
       18,300 Doral Financial Corp.........................      611,037
       22,500 Eaton Vance Corp.............................      702,000
       37,800 Investment Technology Group, Inc. (b)........    1,236,060
       47,300 Investors Financial Services Corp............    1,586,442
       23,366 Legg Mason, Inc..............................    1,152,878
       41,400 Triad Guaranty, Inc. (b).....................    1,802,142
       29,700 Waddell & Reed Financial, Inc................      680,724
                                                            ------------
                                                               9,302,633
                                                            ------------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                 FOOD & BEVERAGE--1.3%
          16,600 American Italian Pasta Co. (b) (c)...... $    846,434
          42,000 Performance Food Group Co. (b)..........    1,422,120
           3,100 Tootsie Roll Industries, Inc............      119,536
          18,600 Whole Foods Market, Inc. (b)............      896,892
                                                          ------------
                                                             3,284,982
                                                          ------------

                 GAS & PIPELINE UTILITIES--0.7%
          65,300 Patterson-UTI Energy, Inc...............    1,843,419
                                                          ------------

                 HOTELS & RESTAURANTS--3.0%
           8,300 AFC Enterprises, Inc. (b)...............      259,375
          40,700 CEC Entertainment, Inc. (b).............    1,680,910
          21,900 International Speedway Corp.............      878,190
          39,400 P.F. Chang's China Bistro, Inc. (b).....    1,237,948
          34,050 Rare Hospitality International, Inc. (b)      916,626
          22,000 Ruby Tuesday, Inc.......................      426,800
          28,750 Sonic Corp. (b).........................      903,037
          31,000 The Cheesecake Factory (b)..............    1,099,880
                                                          ------------
                                                             7,402,766
                                                          ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.8%
           6,200 KB HOME.................................      319,362
          14,500 Mohawk Industries, Inc. (b).............      892,185
          26,600 Toll Brothers, Inc. (b) (c).............      779,380
                                                          ------------
                                                             1,990,927
                                                          ------------

                 INDUSTRIAL MACHINERY--0.9%
          41,700 Cognex Corp.............................      836,085
           8,300 Coorstek, Inc. (b)......................      256,553
          28,900 Dionex Corp. (b)........................      774,231
          27,500 Maverick Tube Corp. (b).................      412,500
                                                          ------------
                                                             2,279,369
                                                          ------------

                 INSURANCE--3.0%
           6,800 Annuity & Life Re (Holdings), Ltd.......      123,012
          22,800 Arthur J. Gallagher & Co................      790,020
          23,200 Brown & Brown, Inc. (b).................      730,800
          46,733 ChoicePoint, Inc. (b)...................    2,124,950
          61,000 Max Re Capital, Ltd.....................      823,500
           9,970 Radian Group, Inc.......................      487,034
          12,300 RenaissanceRe Holdings..................      450,180
          29,000 Stancorp Financial Group, Inc...........    1,609,500
           9,600 The PMI Group, Inc......................      366,720
                                                          ------------
                                                             7,505,716
                                                          ------------

                 INTERNATIONAL OIL--0.1%
          40,700 Global Industries, Inc. (b).............      284,493
                                                          ------------

                 INTERNET--0.7%
          11,900 Internet Security Systems, Inc..........      156,128
          16,650 RSA Security, Inc.......................       80,086
          79,400 Register.com, Inc. (b)..................      605,028
          27,866 University of Phoenix Online............      825,391
                                                          ------------
                                                             1,666,633
                                                          ------------

                See accompanying notes to financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                 (NOTE 1A)
       ------------------------------------------------------------------

              LEISURE--1.5%
       46,300 JAKKS Pacific, Inc. (b)....................... $    819,973
       78,900 SCP Pool Corp. (b)............................    2,190,264
       57,500 Six Flags, Inc. (b)...........................      830,875
                                                             ------------
                                                                3,841,112
                                                             ------------

              MEDICAL LABORATORIES--0.2%
       12,400 Cima Laboratories, Inc. (b)...................      299,088
       10,400 IDEXX Laboratories, Inc. (b)..................      268,216
                                                             ------------
                                                                  567,304
                                                             ------------

              MINING--0.5%
       33,400 Shaw Group, Inc. (b)..........................    1,025,380
       12,500 Steel Dynamics, Inc. (b)......................      205,875
                                                             ------------
                                                                1,231,255
                                                             ------------

              PETROLEUM SERVICES--0.4%
       25,200 BJ Services Co................................      853,776
                                                             ------------

              RADIO--0.4%
       41,800 Cox Radio, Inc................................    1,007,380
                                                             ------------

              RAILROADS & EQUIPMENT--0.1%
       10,400 C.H. Robinson Worldwide, Inc..................      348,712
                                                             ------------

              REAL ESTATE--0.1%
       11,500 Trammell Crow Co. (b).........................      166,175
                                                             ------------

              REAL ESTATE INVESTMENT TRUST--0.6%
       16,753 Apartment Investment & Management Co..........      824,248
       33,700 Catellus Development Corp. (b)................      688,154
                                                             ------------
                                                                1,512,402
                                                             ------------

              RETAIL--7.4%
       51,200 Abercrombie & Fitch Co. (b)...................    1,234,944
       55,800 American Eagle Outfitters, Inc. (b) (c).......    1,179,612
       13,800 Ann Taylor Stores Corp. (b)...................      350,382
       45,500 Casey's General Stores, Inc...................      547,820
       70,200 Copart, Inc. (b)..............................    1,139,346
       36,750 Cost Plus, Inc. (b)...........................    1,119,368
       28,450 Dollar Tree Stores, Inc. (b)..................    1,121,215
       16,500 Family Dollar Stores, Inc. (b)................      581,625
       37,400 Group 1 Automotive, Inc. (b)..................    1,426,810
       58,936 Insight Enterprises, Inc. (b).................    1,484,598
       34,000 MSC Industrial Direct Co. (b).................      663,000
       20,700 Michaels Stores, Inc. (b).....................      807,300
       49,900 O'Reilly Automotive, Inc. (b).................    1,375,244
       18,425 Pacific Sunwear of California (b).............      408,482
       12,500 Ross Stores, Inc..............................      509,375
        8,300 The Talbots, Inc..............................      290,500
       64,200 Too, Inc. (b).................................    1,977,360
       63,900 Tweeter Home Entertainment Group, Inc. (b) (c)    1,044,126
       12,400 Ultimate Electronics, Inc. (b)................      321,284
       25,000 Williams-Sonoma, Inc. (b).....................      766,500
                                                             ------------
                                                               18,348,891
                                                             ------------

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  SEMICONDUCTORS--0.7%
           35,900 Cymer, Inc. (b)....................... $  1,257,936
           62,920 TriQuint Semiconductor, Inc. (b)......      403,317
                                                         ------------
                                                            1,661,253
                                                         ------------

                  SOFTWARE--10.7%
           24,000 Activision, Inc. (b)..................      697,440
          111,900 Actuate Corp. (b).....................      503,550
           15,100 Advent Software, Inc. (b) (c).........      388,070
           29,800 Affiliated Computer Services, Inc. (b)    1,414,904
           17,400 Aspen Technology, Inc. (b) (c)........      145,116
           38,625 Avocent Corp. (b).....................      614,910
           40,450 Barra, Inc. (b).......................    1,503,931
           13,000 Black Box Corp. (b)...................      529,490
           76,500 Borland Software Corp. (b)............      787,950
          115,700 CNET Networks, Inc....................      230,243
           31,600 Concord Communications, Inc. (b)......      520,768
           33,200 Dendrite International, Inc...........      321,044
           97,600 Digital Insight Corp. (b).............    1,605,520
           20,400 Documentum, Inc. (b)..................      244,800
          178,800 Earthlink, Inc........................    1,185,444
            7,000 Echelon Corp..........................       90,160
           24,000 Embarcadero Technologies, Inc. (b)....      148,320
           38,850 Fair Issac & Co., Inc.................    1,276,999
           73,100 Forrester Research, Inc. (b)..........    1,418,067
           24,400 HNC Software, Inc. (b)................      407,480
           27,475 Hyperion Solutions Corp. (b)..........      501,070
           48,400 Informatica Corp......................      343,156
           20,900 Interwoven, Inc. (b)..................       63,745
           16,700 Jack Henry & Associates, Inc..........      278,723
           10,500 KPMG Consulting, Inc..................      156,030
           85,200 Liberate Technologies (b).............      224,843
           12,500 Macromedia, Inc. (b)..................      110,875
           66,300 MatrixOne, Inc. (b)...................      404,430
           20,800 Mercury Interactive Corp. (b).........      477,568
           12,400 Micromuse, Inc. (b)...................       57,536
           19,200 NVIDIA Corp. (b)......................      329,856
           39,574 National Instruments Corp. (b)........    1,288,529
           60,450 Netegrity, Inc. (b)...................      372,372
           44,367 Openwave Systems, Inc.................      248,899
           69,100 Packeteer, Inc. (b)...................      305,422
           64,210 Peregrine Systems, Inc. (b)...........       19,263
           39,600 Precise Software Solutions, Ltd. (c)..      378,180
           43,250 Radiant Systems, Inc. (b).............      563,548
           23,000 Rational Software Corp. (b)...........      188,830
            7,200 SeaChange International, Inc. (b).....       63,216
           26,700 Secure Computing Corp. (b)............      201,585
           88,500 Serena Software, Inc. (b).............    1,212,211
           40,200 Smartforce Pub Ltd., Co...............      136,680
           10,700 Sybase, Inc. (b)......................      112,885
           16,600 Symantec Corp. (b)....................      545,310
           35,850 THQ, Inc. (b).........................    1,069,047
           30,700 Ticketmaster (Class B)................      574,397
           61,600 Titan Corp. (b).......................    1,126,664
           30,900 Verity, Inc. (b)......................      342,681

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                SOFTWARE--(CONTINUED)
         35,300 Websense, Inc. (b)....................... $    902,621
         16,700 Zomax Optical Media, Inc. (b)............       65,130
                                                          ------------
                                                            26,699,508
                                                          ------------

                TRUCKING & FREIGHT FORWARDING--1.9%
         44,000 Expeditors International Washington, Inc.    1,459,040
         65,900 Forward Air Corp. (b)....................    2,160,202
         56,800 UTI Worldwide, Inc.......................    1,122,936
                                                          ------------
                                                             4,742,178
                                                          ------------
                Total Common Stocks
                 (Identified Cost $293,542,513)..........  247,750,141
                                                          ------------

SHORT TERM INVESTMENT--5.8%

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ---------------------------------------------------------------

                    MONEY MARKET FUND--5.8%
        $14,561,448 T. Rowe Price Reserve Investment Fund $ 14,561,448
                                                          ------------
                    Total Short Term Investment
                     (Identified Cost $14,561,448).......   14,561,448
                                                          ------------
                    Total Investments--105.1%
                     (Identified Cost $308,103,961) (a)..  262,311,589
                    Other assets less liabilities........  (12,771,145)
                                                          ------------
                    TOTAL NET ASSETS--100%............... $249,540,444
                                                          ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $308,103,961 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 38,456,017
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (84,248,389)
                                                               ------------
   Net unrealized depreciation................................ $(45,792,372)
                                                               ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $21,795,651 with collateral backing valued at $22,748,595.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

   ASSETS
    Investments at value..........................             $262,311,589
    Receivable for:
      Securities sold.............................                  758,296
      Fund shares sold............................                  345,043
      Dividends and interest......................                   31,563
      Collateral on securities loaned.............               22,748,595
                                                               ------------
       Total Assets...............................              286,195,086
   LIABILITIES
    Payable for:
      Fund shares redeemed........................ $12,979,456
      Securities purchased........................     720,328
      Return of collateral for securities loaned..  22,748,595
    Accrued expenses:
      Management fees.............................     111,841
      Other expenses..............................      94,422
                                                   -----------
       Total Liabilities..........................               36,654,642
                                                               ------------
   NET ASSETS.....................................             $249,540,444
                                                               ============
    Net assets consist of:
      Capital paid in.............................             $321,439,880
      Net investment income (loss)................                 (561,953)
      Accumulated net realized gains (losses).....              (25,545,111)
      Unrealized appreciation (depreciation) on
       investments................................              (45,792,372)
                                                               ------------
   NET ASSETS.....................................             $249,540,444
                                                               ============
   Computation of offering price:
   CLASS A
   Net asset value and redemption price per
    share ($248,856,201 divided by 25,113,284
    shares of beneficial interest)................             $       9.91
                                                               ============
   CLASS E
   Net asset value and redemption price per
    share ($684,243 divided by 69,562 shares of
    beneficial interest)..........................             $       9.84
                                                               ============
   Identified cost of investments.................             $308,103,961
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME
     Dividends...................................          $    179,030 (a)
     Interest....................................               127,594 (b)
                                                           ------------
                                                                306,624
    EXPENSES
     Management fees............................. $735,541
     Service and distribution fees--Class E......      198
     Directors fees and expenses.................    5,677
     Custodian...................................   60,215
     Audit and tax services......................    9,163
     Legal.......................................      849
     Printing....................................   52,265
     Insurance...................................    1,740
     Miscellaneous...............................    2,929
                                                  --------
     Total expenses..............................               868,577
                                                           ------------
    NET INVESTMENT INCOME (LOSS).................              (561,953)
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net..........................             1,822,136
     Unrealized appreciation (depreciation) on:
       Investments--net..........................           (51,480,630)
                                                           ------------
    Net gain (loss)..............................           (49,658,494)
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS..................................          $(50,220,447)
                                                           ============

(a)Net of foreign taxes of $274
(b)Income on securities loaned $43,466

                See accompanying notes to financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                               SIX MONTHS
                                                                 ENDED       YEAR ENDED
                                                                JUNE 30,    DECEMBER 31,
                                                                  2002          2001
                                                              ------------  ------------
FROM OPERATIONS
 Net investment income (loss)................................ $   (561,953) $ (1,018,156)
 Net realized gain (loss)....................................    1,822,136   (24,816,650)
 Unrealized appreciation (depreciation)......................  (51,480,630)   (4,799,336)
                                                              ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  (50,220,447)  (30,634,142)
                                                              ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..................................................            0   (25,677,765)
                                                              ------------  ------------
 TOTAL DISTRIBUTIONS.........................................            0   (25,677,765)
                                                              ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..............................................    1,061,788    17,668,253
                                                              ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.....................  (49,158,659)  (38,643,654)

NET ASSETS
 Beginning of the period.....................................  298,699,103   337,342,757
                                                              ------------  ------------
 End of the period........................................... $249,540,444  $298,699,103
                                                              ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
 End of the period........................................... $   (561,953) $          0
                                                              ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2002             DECEMBER 31, 2001
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  17,472,248  $ 194,456,231   22,330,134  $ 261,675,508
  Reinvestments...............................................           0              0    2,213,600     25,677,765
  Redemptions................................................. (17,490,755)  (194,165,849) (23,002,837)  (269,685,120)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     (18,507) $     290,382    1,540,897  $  17,668,153
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................      86,522  $     962,486            8  $         100
  Redemptions.................................................     (16,968)      (191,080)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................      69,554  $     771,406            8  $         100
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.      51,047  $   1,061,788    1,540,905  $  17,668,253
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                        CLASS A
                                         ------------------------------------------------------------------
                                          SIX MONTHS                                           MARCH 3, 1997(A)
                                            ENDED              YEAR ENDED DECEMBER 31,             THROUGH
                                           JUNE 30,    --------------------------------------    DECEMBER 31,
                                             2002        2001      2000      1999      1998          1997
                                         ----------    --------  --------  --------  --------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $  11.89     $  14.30  $  15.73  $  12.29  $  11.88      $ 10.00
                                          --------     --------  --------  --------  --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........     (0.02)       (0.04)    (0.03)    (0.03)     0.00         0.00
 Net realized and unrealized gain
   (loss) on investments................     (1.96)       (1.27)    (1.40)     3.47      0.41         1.88
                                          --------     --------  --------  --------  --------      -------
 Total from investment operations.......     (1.98)       (1.31)    (1.43)     3.44      0.41         1.88
                                          --------     --------  --------  --------  --------      -------
LESS DISTRIBUTIONS
 Distributions from net realized
   capital gains........................      0.00        (1.10)     0.00      0.00      0.00         0.00
                                          --------     --------  --------  --------  --------      -------
 Total distributions....................      0.00        (1.10)     0.00      0.00      0.00         0.00
                                          --------     --------  --------  --------  --------      -------
NET ASSET VALUE, END OF PERIOD..........  $   9.91     $  11.89  $  14.30  $  15.73  $  12.29      $ 11.88
                                          ========     ========  ========  ========  ========      =======
TOTAL RETURN (%)........................     (16.6)(b)     (9.0)     (9.1)     28.0       3.5         18.8 (b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................      0.61 (c)     0.61      0.58      0.61      0.67         0.67 (c)
Ratio of operating expenses to average
 net assets after expense reductions(%)
 (d)....................................        --           --      0.58        --        --           --
Ratio of net investment income (loss)
 to average net assets (%)..............     (0.40)(c)    (0.34)    (0.19)    (0.27)    (0.02)        0.01 (c)
Portfolio turnover rate (%).............        46 (c)       38        68        68        38           13 (c)
Net assets, end of period (000).........  $248,856     $298,699  $337,343  $269,518  $189,132      $94,020
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --           --        --        --        --         0.86 (c)

                                                               CLASS E
                                                   ---------------------------
                                                                    MAY 1, 2001(A)
                                                   SIX MONTHS ENDED    THROUGH
                                                       JUNE 30,      DECEMBER 31,
                                                         2002            2001
                                                   ---------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............      $11.80          $12.22
                                                        ------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................       (0.01)           0.00
 Net realized and unrealized gain (loss) on
   investments....................................       (1.95)          (0.42)
                                                        ------          ------
 Total from investment operations.................       (1.96)          (0.42)
                                                        ------          ------
NET ASSET VALUE, END OF PERIOD....................      $ 9.84          $11.80
                                                        ======          ======
TOTAL RETURN (%)..................................       (16.6)(b)        (3.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................        0.76 (c)        0.76 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.54)(c)        0.00 (c)
Portfolio turnover rate (%).......................          46 (c)          38 (c)
Net assets, end of period (000)...................      $  684          $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE MSCI EAFE
 INDEX.

 INCEPTION
 DATE  11/9/98

 ASSET CLASS
 INTERNATIONAL
 STOCKS

  NET ASSETS
$129.3 MILLION

   PORTFOLIO
    MANAGER
    METLIFE
  INVESTMENT
  DEPARTMENT


PERFORMANCE AT-A-GLANCE
For the first half of 2002, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -1.9%. The MSCI EAFE Index/6/ returned -1.6%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product International Funds/15/, was -1.7% for the period.

Dividend income accounted for 1.2% of this period's total return. The weakening of the dollar in the international markets versus the Japanese Yen, the European euro and the British pound added approximately 6.9% to the period return.

PORTFOLIO ACTIVITY
For the first half of the year, ten of the EAFE countries had negative returns, while eleven experienced positive returns. The United Kingdom, which comprised 25.3% of the index at year-end, had a negative return of (-5.7%) and reduced the return of the EAFE index by 1.5% for the period. Japan, the second largest country weighting in the index added 1.7% to the total index return, thereby offsetting the UK's negative impact.

Two stocks, Vodafone (down 47.2%) and Nokia (down 42.6%) accounted for approximately two-thirds of the negative quarterly return of the EAFE Index. Centrepulse (up 295.7%) had the largest return for the quarter, but no significant impact on the overall index return due to its minimal weighting.

At the end of May, EAFE underwent the final rebalance towards a new Provisional Index series that is designed to adjust for the limited free float of certain securities in the Index. The final free float adjustments have resulted in a 2.4% weight increase for the United Kingdom and weight decreases for France, Italy and Germany. This move was designed primarily to account for liquidity constraints and thereby further improve the efficiencies of replicating the Morgan Stanley Capital International indices.

A phased implementation was chosen by MSCI as a way to minimize turnover during any one period, as well as, minimize the market impact of the transition.

PORTFOLIO OUTLOOK
Factors that could impact EAFE stock prices in the coming quarter include global interest rates, developments in the War in the Middle East as well as the War on Terrorism, oil prices, continued market volatility, and the depreciation of the U.S. dollar.


                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 BP AMOCO, PLC......................    3.0%
                 *ISHARES MSCI EAFE INDEX FUNDS.....    2.3
                 GLAXOSMITHKLINE, PLC...............    2.1
                 NOVARTIS AG........................    1.9
                 ROYAL DUTCH PETROLEUM..............    1.9
                 HSBC HOLDINGS, PLC.................    1.7
                 TOTAL FINA S.A.....................    1.7
                 VODAFONE AIRTOUCH, PLC.............    1.5
                 NESTLE S.A.........................    1.5
                 ROYAL BANK SCOTLAND GROUP, PLC.....    1.2

 *Please note that this security is an investment fund and not common stock.

        A $10,000 INVESTMENT COMPARED TO MSCI EAFE INDEX SINCE 11/9/98


                                    [CHART]

             Morgan Stanley         MSCI
              EAFE Index            EAFE
               Portfolio           Index
             --------------        ------
11/98           $10,000           $10,000
 6/99            11,192            11,361
 6/00            12,916            13,310
 6/01             9,865            10,168
 6/02             8,862             9,203

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                     MORGAN STANLEY
                                  EAFE INDEX PORTFOLIO       EAFE
                             CLASS A  CLASS B     CLASS E    INDEX
             6 Months         - 1.9%  - 1.9%      - 1.9%     -1.6%
             1 Year           -10.2   -10.3       -10.2      -9.5
             3 Years          - 7.5      --          --      -6.8
             Since Inception  - 3.3   -16.3/(a)/  -15.5/(b)/ -2.2

--------------------------------------------------------------------------------
 /(a)/ Inception date was January 2, 2001.
 /(b)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--100.3% OF TOTAL NET ASSETS


                                                          VALUE
            SHARES                                      (NOTE 1A)
            -------------------------------------------------------

                   AUSTRALIA--4.1%
             5,400 AMP Division Property Trust....... $       8,003
            23,365 AMP, Ltd..........................       204,618
            15,882 Amcor, Ltd. (c)...................        73,466
             5,785 Aristocrat Leisure (c)............        17,569
            30,809 Australia & New Zealand Bank Group       333,628
             8,189 Australia Gas & Light Co., Ltd....        45,281
             4,087 BRL Hardy, Ltd....................        20,672
             9,368 Boral, Ltd........................        19,721
            20,448 Brambles Industries, Ltd..........       108,362
            76,508 Broken Hill Property Co...........       442,381
             2,959 CSL, Ltd..........................        53,454
            17,454 CSR, Ltd. (c).....................        62,611
             8,515 Coca-Cola Amatil, Ltd.............        30,497
             1,086 Cochlear, Ltd.....................        20,759
            24,374 Coles Myer, Ltd...................        90,718
            25,780 Commonwealth Bank of Australia....       476,571
            17,158 Computershare, Ltd. (c)...........        21,190
            12,600 David Jones, Ltd. (c).............         7,498
            12,951 ERG, Ltd..........................         2,181
            43,265 Fosters Brewing Group, Ltd........       114,639
             6,300 Futuris Corp., Ltd................         4,810
            43,456 General Property Trust............        68,550
            30,658 Goodman Fielder, Ltd. (c).........        28,742
            10,826 Harvey Norman Holding (c).........        18,597
             4,500 Iluka Resources...................        12,404
             6,300 James Hardie Industries...........        22,988
            11,485 John Fairfax......................        21,341
             3,986 Leighton Holdings, Ltd. (c).......        23,249
             8,875 Lend Lease Corp...................        52,512
            56,686 MIM Holdings, Ltd.................        41,369
             4,084 Macquarie Bank, Ltd...............        67,060
            38,747 Macquarie Infrastructure Group....        62,862
            13,136 Mayne Nickless, Ltd...............        30,529
             8,983 Mirvac Group......................        21,079
            31,853 National Australia Bank...........       633,004
             5,854 Newcrest Mining, Ltd. (b).........        24,910
            30,167 News Corp., Ltd...................       163,931
            39,609 News Corp., Ltd. (PFD)............       181,886
            28,798 Nrma Insurance Group..............        50,924
             4,931 OneSteel..........................         3,626
             7,330 Orica, Ltd........................        39,379
            15,451 Origin Energy, Ltd. (c)...........        29,231
             1,320 Pacific Dunlop, Ltd...............         4,654
             9,974 Paperlinx, Ltd. (b) (c)...........        27,156
             4,079 Publishing & Broadcasting, Ltd....        20,723
            10,129 QBE Insurance Group, Ltd. (c).....        37,756
            10,264 Rio Tinto, Ltd....................       193,140
             9,953 Santos, Ltd.......................        36,094
             5,708 Sonic Healthcare, Ltd.............        16,502
            14,124 Southcorp, Ltd....................        42,102
            13,421 Stockland Trust Group.............        33,075
            10,809 Suncorp-Metway, Ltd...............        74,696
             5,667 Tab Corp. Holdings, Ltd...........        39,766
            22,459 Telstra Corp......................        58,753
             8,180 Transurban Group..................        19,287
            23,429 WMC, Ltd..........................       119,556

                                                                  VALUE
     SHARES                                                     (NOTE 1A)
     ----------------------------------------------------------------------

            AUSTRALIA--(CONTINUED)
      7,914 Wesfarmers, Ltd.................................. $     120,842
      8,692 Westfield Holdings...............................        72,997
     40,578 Westfield Trust..................................        77,450
     36,249 Westpac Banking Corp.............................       330,472
      9,602 Woodside Petroleum...............................        73,147
     22,228 Woolworths, Ltd..................................       164,089
                                                              -------------
                                                                  5,319,059
                                                              -------------

            AUSTRIA--0.1%
        529 BWT AG (c).......................................        12,513
        100 Bohler Uddeholm AG (c)...........................         4,826
        469 Erste Bank der osterreichischen Sparkassen AG
             (Rights)........................................             0
        469 Erste Bank der osterreichischen Sparkassen AG (c)        33,512
        200 Flughafen Wien AG................................         6,874
          1 Lenzing AG.......................................            77
        300 Mayr-Melnhof Karton AG (c).......................        21,638
        448 OMV Handels AG (c)...............................        44,024
        100 VA Technologie AG................................         2,643
                                                              -------------
                                                                    126,107
                                                              -------------

            BELGIUM--1.0%
      1,550 Agfa Gevaert NV..................................        28,228
        375 Barco NV.........................................        15,777
        310 Bekaert S.A......................................        14,681
      1,347 Delhaize-Le Lion S.A.............................        63,191
     13,205 Dexia............................................       204,362
        618 Electrabel S.A...................................       142,822
     19,964 Fortis (PFD).....................................       427,463
      1,609 GPE Bruxelles Lam................................        84,063
      3,258 Interbrew........................................        93,538
      1,848 KBC Bankverzekerin NpV...........................        74,739
        525 Omega Pharma S.A.................................        23,514
        868 Solvay S.A.......................................        62,494
      2,054 UCB S.A..........................................        75,362
                                                              -------------
                                                                  1,310,234
                                                              -------------

            BERMUDA--0.1%
     16,000 Esprit Holdings..................................        30,770
     30,000 Johnson Electric Holdings........................        35,386
     24,000 South China Morning Post.........................        13,847
        533 Union Miniere....................................        23,004
                                                              -------------
                                                                    103,007
                                                              -------------

            DENMARK--0.8%
        400 Bang & Olufsen Holdings..........................        10,583
        400 Carlsberg AS-B (c)...............................        20,953
        300 Coloplast A/S....................................        24,330
          4 Dampskibsselskabe Svendborg......................        39,353
      1,400 Danisco..........................................        51,185
     12,100 Den Danske Bank..................................       222,802
        700 FLS Industries (Series B)........................         8,934
      1,600 Group 4 Falck....................................        55,307
      1,700 H Lundbeck A/S...................................        44,977
        900 ISS A/S (b)......................................        47,503

                See accompanying notes to financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                        VALUE
              SHARES                                  (NOTE 1A)
              ---------------------------------------------------

                     DENMARK--(CONTINUED)
                 500 NKT Holding................... $       5,717
               1,000 Navision Software A/S (b) (c).        39,752
               5,300 Novo Nordisk A/S..............       175,453
               1,500 Novozymes A/S (B Shares) (c)..        33,902
               3,400 Tele Danmark A/S..............        94,021
               1,000 Topdanmark A/S................        31,243
               2,000 Vestas Wind Systems A/S.......        54,243
               1,400 William Demant Holding A/S....        36,481
                                                    -------------
                                                          996,739
                                                    -------------

                     FINLAND--1.7%
                 600 Amer Group, Ltd...............        19,555
                 224 AvestaPolarit Oyj Abp (c).....         1,161
                   1 Finnlines Oyj.................            26
               5,000 Fortum Oyj....................        28,839
               1,400 Instrumentarium Oyj (Class B).        35,327
               1,000 Kesko.........................        11,358
                 900 Kone Corp.....................        26,666
               1,400 Metra Oyj AB (Class B)........        23,450
               3,400 Metso Oyj.....................        43,989
              97,800 Nokia AB Oyj..................     1,431,460
                 200 Pohjola Yhtyma Oyj (c)........         3,605
               1,600 Rautaruukki Oyj...............         7,506
               6,200 Sampo.........................        48,374
              14,900 Sonera Oyj....................        56,655
              13,300 Stora Enso Oyj................       186,391
               1,400 Tietoenator Oyj...............        34,567
               5,100 UPM-Kymmene Oyj...............       200,770
                 500 Uponor Oyj....................        10,370
                                                    -------------
                                                        2,170,069
                                                    -------------

                     FRANCE--9.3%
              29,046 AXA...........................       531,275
               4,012 Accor S.A.....................       162,734
               2,068 Air Liquide...................       318,207
              22,980 Alcatel Optronics (c).........       159,777
               1,002 Alstom........................            59
               3,989 Alstom........................        42,194
               1,321 Altran Technologies (c).......        38,487
                 319 Atos Origin (c)...............        20,321
               1,664 Autoroutes du Sud de la France        45,194
              14,066 Aventis S.A...................       996,746
                 953 BIC...........................        38,119
              16,424 BNP Paribas S.A...............       908,362
               3,535 Bouygues S.A. (b) (c).........        98,768
               1,259 Business Objects..............        36,867
               2,097 Cap Gemini (c)................        83,360
              11,250 Carrefour.....................       608,871
                 577 Casino Guich Perr (c).........        48,865
               1,461 Castorama Dubois (c)..........        93,790
               6,096 Cie de Saint..................       273,635
                 463 Club Mediterranee (c).........        15,319
                 824 Dassault Systemes S.A.........        37,638
               2,062 Essilor International.........        83,842
               8,310 France Telecom S.A. (c).......        77,394

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                FRANCE--(CONTINUED)
          2,650 Groupe Danone........................... $     364,315
          6,955 L'Oreal S.A. (c)........................       542,646
          4,536 LVMH Moet Hennessy Louis Vuitton (b) (c)       228,473
          2,678 Lafarge S.A.............................       267,131
          2,879 Lagardere S.C.A.........................       124,653
          2,461 Michelin (Class B)......................        99,725
          1,378 Pechiney International NV...............        62,944
            961 Pernod Ricard (c).......................        94,151
          3,199 Peugoet S.A.............................       166,027
          1,385 Pinault-Printemps-Redoute S.A...........       164,280
          2,232 Publicis S.A............................        61,612
          2,881 Renault S.A.............................       134,727
         12,019 ST Microelectronics.....................       299,724
          8,284 Sanofi-Synthelabo S.A...................       503,980
          4,202 Schneider Electric......................       225,968
          1,420 Soc Air France..........................        23,771
          6,112 Society General de France S.A...........       402,625
          1,799 Sodexho Alliance........................        68,227
         17,108 Suez....................................       456,200
            412 Technip-Coflexip S.A. (c)...............        43,376
          2,631 Television Francaise S.A................        70,444
          1,381 Thomson CSF (b).........................        58,648
          3,176 Thomson Multimedia (c)..................        75,124
         13,125 Total Fina S.A..........................     2,131,048
            870 Unibail S.A.............................        53,702
          1,204 Valeo S.A...............................        50,061
          1,244 Vinci (c)...............................        84,344
         19,034 Vivendi Universal.......................       411,310
            700 Zodiac..................................        17,145
                                                         -------------
                                                            12,006,205
                                                         -------------

                GERMANY--6.9%
            850 Adidas-Salomon AG.......................        69,845
            950 Aixtron.................................        11,925
          3,850 Allianz Holdings AG (c).................       777,392
          1,450 Altana AG...............................        78,677
         10,700 BASF AG.................................       498,262
         14,300 Bayer AG................................       458,293
          6,954 Bayerishe Hypo-und Vereinsbank AG.......       226,642
            600 Beiersdorf AG...........................        72,887
              1 Bilfinger & Berger Bau AG...............            23
            660 Buderus AG..............................        15,149
          2,850 Continental AG..........................        50,665
         17,750 DaimlerChrysler AG......................       861,441
         11,500 Deutsche Bank AG (c)....................       799,581
          1,050 Deutsche Boerse AG......................        44,695
          4,050 Deutsche Post AG........................        52,358
         43,200 Deutsche Telekom AG (c).................       405,321
            600 Douglas Holdings AG (c).................        14,210
         12,030 EON Bank AG.............................       698,016
          1,250 Epcos (c)...............................        40,863
            700 Fresenius Medical Care AG (c)...........        31,283
            500 Fresenius Medical Care AG (PFD).........        16,883
            550 GEHE AG (c).............................        22,977
            782 Heidelberger Zement AG..................        38,462

                See accompanying notes to financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                GERMANY--(CONTINUED)
          1,200 Henkel KGAA (PFD)....................... $      83,790
              1 Hochtief AG.............................            19
          7,200 Infineon Technologies AG................       113,632
            850 Karstadt Quelle AG (c)..................        21,491
          1,850 Linde AG................................        92,397
          3,950 Lufthansa AG............................        56,176
          1,100 MAN AG (c) (PFD)........................        19,533
          1,750 MAN AG (c)..............................        36,935
          1,050 Marschollek Lauten (c)..................        32,769
            950 Merck KGaA..............................        25,708
          2,800 Metro AG................................        86,141
          2,000 Muenchener Ruckverssicherungs AG (c)....       474,060
            150 Porsche AG (PFD)........................        71,479
          2,650 Preussag AG (c).........................        64,540
          3,000 ProSieben Media AG (PFD) (c)............        30,429
            500 RWE AG (PFD)............................        16,237
          8,100 RWE AG..................................       320,790
          4,300 SAP AG (c)..............................       421,494
          3,550 Schering AG (c).........................       223,617
         16,550 Siemens AG..............................       993,461
          7,800 Thyssen Krupp AG........................       117,863
          1,900 Volkswagen AG (PFD).....................        61,736
          4,700 Volkswagen AG...........................       226,522
          5,066 WCM Beteil & Grundbe (c)................        32,522
            500 Wella AG (PFD)..........................        29,703
                                                         -------------
                                                             8,938,894
                                                         -------------

                GREECE--0.3%
          2,800 Alpha Bank A.E..........................        40,098
            700 Aluminum of Greece S.A.I.C..............        19,413
          5,600 Bank of Piraeus.........................        40,374
          1,600 Coca-Cola Hellenic Bottling Co. S.A.....        27,085
          1,700 Commercial Bank of Greece...............        36,601
          3,100 EFG Eurobank Ergas......................        43,475
          2,800 Hellenic Petroleum S.A..................        17,035
          5,700 Hellenic Telecommunications
                 Organization S.A.......................        90,071
          1,300 Intracom S.A............................        11,812
          4,100 National Bank of Greece.................        86,654
          3,400 Panafon Hellenic Telecom S.A............        17,193
            600 Titan Cement Co.........................        23,525
          2,300 Viohalco................................        16,446
                                                         -------------
                                                               469,782
                                                         -------------

                HONG KONG--1.5%
         30,000 Bank of East Asia, Ltd..................        60,195
         41,500 CLP Holdings............................       164,942
         21,000 Cathay Pacific Air......................        32,174
         31,000 Cheung Kong Holdings, Ltd...............       258,343
         25,000 Hang Lung Properties, Ltd. (c)..........        28,527
         15,700 Hang Seng Bank..........................       167,573
         12,000 Henderson Land Development Co...........        49,694
         76,466 Hong Kong & China Gas Co., Ltd..........       101,958
         29,000 Hong Kong Electric Co., Ltd.............       108,382
         22,000 Hong Kong Exchange......................        36,245
         43,400 Hutchison Whampoa, Ltd..................       324,121

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 HONG KONG--(CONTINUED)
          15,000 Hysan Development Co.................... $      14,520
          40,000 Li & Fung, Ltd..........................        54,361
          30,000 MTR Corp., Ltd. (c).....................        38,655
          26,000 New World Development Co................        21,001
         205,844 Pacific Century (c).....................        48,560
          60,000 Sino Land Co. (c).......................        22,693
          27,000 Sun Hung Kai Properties, Ltd............       205,104
          22,500 Swire Pacific, Ltd......................       115,100
           4,000 Television Broadcasts...................        16,975
          25,000 Wharf Holdings..........................        58,977
                                                          -------------
                                                              1,928,100
                                                          -------------

                 IRELAND--0.8%
          18,300 Allied Irish Banks, Plc.................       241,101
          20,700 Bank of Ireland.........................       257,183
          10,758 CRH, Plc................................       180,092
           1,600 DCC, Plc................................        18,251
           7,900 Elan Corp. (b)..........................        45,643
           6,000 Independent Newspapers, Plc.............        11,852
             900 Iona Technologies.......................         4,880
           6,000 Irish Life & Permanent, Plc.............        86,812
          20,300 Jefferson Smurfit, Plc. (b).............        62,151
           2,400 Kerry Group, Plc........................        35,555
          11,200 Ryanair Holdings, Plc...................        69,134
          18,700 Waterford Wedgewood, Plc................        11,081
                                                          -------------
                                                              1,023,735
                                                          -------------

                 ITALY--3.6%
               1 Alitalia Linee Aeree Italiane SpA.......             1
           9,600 Alleanza Assicurazioni (c)..............        92,157
          21,400 Assicuraziono Generali SpA (c)..........       507,244
           2,400 Autogrill SpA (c).......................        27,898
          18,100 Autostrade SpA (c)......................       149,980
           5,600 BCA Fideuram SpA (c)....................        34,899
          32,800 BCA Naz del Lavoro (c)..................        57,176
          19,100 BCA di Roma (c).........................        35,558
          72,700 Banca Intesa SpA (c)....................       221,863
           9,700 Banca Populare di Milano SpA (c)........        39,469
          27,800 Bipop Carire (c)........................        37,423
           4,600 Bulgari (c).............................        29,030
          43,675 Enel SpA (c)............................       250,180
          57,800 Eni SpA (c).............................       919,064
           1,300 FIAT SpA (b) (c)........................        11,529
           6,120 FIAT SpA (c)............................        76,823
           1,400 FIAT SpA--RNC (c).......................        11,656
           3,800 Gr Ed L Espresso (c)....................        12,422
          12,800 Intesa BCI SpA..........................        28,317
               1 Italcementi SpA.........................            10
           4,500 Italgas Societa Italiane (c)............        49,999
           5,070 LA Rinascente SpA (c)...................        19,628
           2,800 Luxottica Group (c).....................        54,450
          12,200 Mediaset SpA (c)........................        94,464
           9,900 Mediobanca SpA (c)......................        91,517
           5,200 Mediolanum (c)..........................        30,968
          16,000 Monte Paschi Siena (c)..................        51,989

                See accompanying notes to financial statements.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
 SHARES                                                            (NOTE 1A)
 -----------------------------------------------------------------------------

         ITALY--(CONTINUED)
   8,788 Parmalat Finanz........................................ $      27,166
  29,000 Pirelli SpA (c)........................................        30,932
   7,480 RAS SpA (c)............................................       100,395
  17,600 Sao Paolo Imi SpA (c)..................................       176,603
 103,600 Seat Pagine Gialle (c).................................        75,920
  16,100 Snam Rete Gas SpA......................................        47,543
  78,200 Telecom Italia Mobile SpA (c)..........................       320,514
  42,200 Telecom Italia SpA (c).................................       223,810
  48,750 Telecom Italia SpA--RNC (c)............................       381,804
   2,700 Tiscali SpA (c)........................................        16,400
  62,850 Unicredito Italiano SpA (c)............................       284,291
                                                                 -------------
                                                                     4,621,092
                                                                 -------------

         JAPAN--21.4%
   1,500 Acom Co., Ltd..........................................       102,498
   1,000 Aderans Co.............................................        31,371
   1,500 Advantest..............................................        93,362
     500 Aeon Credit Service....................................        29,869
     850 Aiful Corp.............................................        55,742
  12,000 Ajinomoto Co., Inc.....................................       128,754
   9,000 All Nippon Airways.....................................        23,278
   4,000 Alps Electric Co.......................................        50,527
   4,000 Amada Co...............................................        19,390
   2,000 Amano Corp.............................................        14,434
   1,000 Aoyama Trading Co. (c).................................        11,247
   8,000 Asahi Breweries (c)....................................        66,947
  26,000 Asahi Chemical Industry Co.............................        86,554
  17,000 Asahi Glass Co.........................................       108,789
  17,000 Ashikaga Bank (b)......................................        21,701
     700 Autobacs Seven Co......................................        19,799
  11,000 Bank of Fukuoka (c)....................................        43,502
  19,000 Bank of Yokohama (c)...................................        80,847
   2,000 Banyu Pharm............................................        25,798
   1,600 Benesse Corp...........................................        29,235
  12,000 Bridgestone Corp. (c)..................................       165,198
   1,300 CSK Corp...............................................        46,314
  17,000 Canon, Inc.............................................       642,521
   1,000 Capcom Co., Ltd........................................        25,864
   5,000 Casio Computer Co......................................        24,446
      18 Central Japan Railway..................................       109,632
  13,000 Chiba Bank.............................................        44,253
  12,900 Chubu Electric Power...................................       226,559
   5,000 Chugai Pharmaceutical Co. (c)..........................        59,822
   6,000 Citizen Watch Co.......................................        40,398
   3,000 Credit Saison Co.......................................        71,210
  13,000 Dai-Nippon Printng Co..................................       172,565
   6,000 Daicel Chemical Industries.............................        20,475
   4,000 Daiei, Inc. (b) (c)....................................         6,842
   2,000 Daifuku Co.............................................         8,360
   5,000 Daiichi Pharmacy Co....................................        91,360
   4,000 Daikin Industries......................................        73,255
   4,000 Daimaru, Inc...........................................        18,389
   9,000 Dainippon Ink & Chemicals, Inc.........................        19,298
   2,000 Daito Trust............................................        37,462
  75,000 Daiwa Bank Holdings (c)................................        57,569

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

         JAPAN--(CONTINUED)
  10,000 Daiwa House Industries................................. $      61,157
  22,000 Daiwa Securities Group, Inc............................       142,621
   8,000 Denki Kagaku Kogyo (c).................................        25,497
   9,800 Denso Corp.............................................       153,145
   5,000 Dowa Mining Co.........................................        24,196
      58 East Japan Railway, Ltd................................       271,476
   4,000 Ebara Corp.............................................        21,559
   5,000 Eisai Co...............................................       128,487
   1,000 Familymart Co..........................................        24,196
   2,200 Fanuc, Ltd.............................................       110,499
   1,000 Fast Retailing Co., Ltd................................        21,693
  10,000 Fuji Electric Co.......................................        27,116
   1,000 Fuji Machine Manufacturing.............................        15,519
   9,000 Fuji Photo Film Co.....................................       290,599
     400 Fuji Soft ABC, Inc.....................................        16,119
       6 Fuji Television Network, Inc...........................        34,692
   5,000 Fujikura...............................................        18,230
   5,000 Fujisawa Pharmaceutical Co.............................       119,727
  32,000 Fujitsu (c)............................................       223,201
   9,000 Furukawa Electric Co., Ltd. (c)........................        34,466
   9,000 Gunma Bank (c).........................................        41,600
     500 Hirose Electric........................................        43,594
  59,000 Hitachi................................................       381,499
   1,000 Hitachi Software.......................................        35,042
  21,000 Hitachi Zosen Corp.....................................        12,265
   8,000 Hokuriku Bank (b)......................................        12,482
  13,000 Honda Motor Co.........................................       527,132
   2,000 House Food Corp........................................        19,523
   2,200 Hoya Corp..............................................       160,059
   4,000 Isetan Co..............................................        40,382
   5,000 Ishihara Sangyo........................................         7,884
  28,000 Ishikawajima-Harima Heavy Industries Co. (b)...........        42,284
   1,000 Ito En.................................................        37,879
   7,000 Ito-Yokado Co..........................................       350,420
  26,000 Itochu Corp. (b) (c)...................................        91,109
   1,000 Itochu Techno Scie (c).................................        38,379
   5,000 JGC Corp...............................................        35,459
   4,000 JSR Corp...............................................        33,807
  12,000 Japan Air Lines Co.....................................        33,841
  23,000 Japan Energy Corp. (b) (c).............................        34,925
      14 Japan Tobacco, Inc.....................................        93,913
  14,000 Joyo Bank..............................................        37,845
   5,000 Jusco Co...............................................       133,493
  17,000 Kajima Corp (c)........................................        48,225
   3,000 Kaken Pharmaceutical Co., Ltd. (c).....................        16,895
   6,000 Kanebo (b).............................................        10,212
   7,000 Kaneka Corp............................................        48,767
  13,900 Kansai Electric Power..................................       219,768
  12,000 Kao Corp...............................................       276,331
   1,000 Katokichi Co...........................................        17,521
  24,000 Kawasaki Heavy Industry (b)............................        30,637
  15,000 Kawasaki Kisen Kaisha, Ltd.............................        20,900
  49,000 Kawasaki Steel.........................................        63,777
   9,000 Keihin Electric Express Railway (c)....................        40,699
  11,000 Keio Electric Railway Co., Ltd.........................        55,066
     600 Keyence Corp...........................................       127,102

                See accompanying notes to financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
  SHARES                                                           (NOTE 1A)
  ----------------------------------------------------------------------------

         JAPAN--(CONTINUED)
   3,000 Kikkoman Corp.......................................... $      18,898
  28,000 Kinki Nippon Railway Co. (c)...........................        91,343
  15,000 Kirin Brewery Co.......................................       105,126
   2,000 Kokuyo Co..............................................        21,075
  19,000 Komatsu................................................        68,007
   1,000 Komori Corp............................................        12,465
   2,000 Konami Co..............................................        41,967
   6,000 Konica Corp............................................        38,797
  19,000 Kubota Corp............................................        57,861
   8,000 Kuraray Co.............................................        52,396
   3,000 Kurita Water Industries................................        36,919
   3,300 Kyocera Corp...........................................       240,914
   3,000 Kyowa Exeo Corp........................................        14,267
   8,000 Kyowa Hakko Kogyo (c)..................................        43,385
   7,800 Kyushu Electic Power...................................       115,579
   1,000 Lawson, Inc............................................        30,620
     600 Mabuchi Motor Co.......................................        59,121
   3,000 Makita Corp. (c).......................................        19,373
  22,000 Marubeni Corp. (c).....................................        22,577
   6,000 Marui Co...............................................        76,041
   2,000 Matsushita Communications Industrial Co., Ltd..........        77,092
  40,000 Matsushita Electric Industry Co........................       545,655
   8,000 Matsushita Electric Works, Ltd.........................        57,402
   3,000 Meiji Milk Product.....................................         8,260
   5,000 Meiji Seika Kaisha.....................................        17,896
   1,200 Meitec Corp............................................        39,648
      23 Millea Holdings, Inc...................................       188,827
   8,000 Minebea Co.............................................        46,990
  37,000 Mitsubishi Chemical....................................        86,128
  21,000 Mitsubishi Corp. (c)...................................       151,907
  37,000 Mitsubishi Electric Corp...............................       166,083
  20,000 Mitsubishi Estate......................................       163,530
   7,000 Mitsubishi Gas & Chemical..............................        12,732
  60,000 Mitsubishi Heavy Industry..............................       181,718
   2,000 Mitsubishi Logistc.....................................        13,583
  20,000 Mitsubishi Material....................................        39,714
   9,000 Mitsubishi Rayon.......................................        29,285
      71 Mitsubishi Tokyo Finance...............................       478,641
  27,000 Mitsui & Co............................................       180,667
  11,000 Mitsui Chemicals I (c).................................        54,974
  10,000 Mitsui Engineering & Shipbuilding (b)..................        12,515
  15,000 Mitsui Fudosan Co......................................       132,659
  25,000 Mitsui Marine & Fire Insurance.........................       134,536
  12,000 Mitsui Mining Co.......................................        35,743
  19,000 Mitsui Osk Lines.......................................        39,948
   7,000 Mitsui Trust Holdings (c)..............................        14,542
   8,000 Mitsukoshi, Ltd. (b) (c)...............................        23,762
   2,000 Mitsumi Electric.......................................        31,454
     114 Mizuho Holdings........................................       253,004
   2,000 Mori Seiki, Co. (c)....................................        18,289
   4,700 Murata Manufactoring Co................................       301,946
  30,000 NEC Corp...............................................       208,750
   7,000 NGK Insulators.........................................        55,425
   4,000 NGK Spark Plug Co......................................        30,336
     800 NIDEC Corp. (c)........................................        58,003
  60,000 NKK Corp...............................................        58,070

                                                                     VALUE
 SHARES                                                            (NOTE 1A)
 --------------------------------------------------------------------------------

         JAPAN--(CONTINUED)
  10,000 NSK, Ltd............................................... $      41,550
  10,000 NTN Corp (c)...........................................        39,130
      26 NTT Data Corp..........................................       104,125
     361 NTT DoCoMo.............................................       888,524
   1,100 Namco..................................................        20,971
  27,000 Nikko Securities, Ltd..................................       136,288
   6,000 Nikon Corp (c).........................................        66,430
   2,000 Nintendo Co............................................       294,520
   2,000 Nippon COMSYS Corp.....................................        11,080
  16,000 Nippon Express Co......................................        84,768
   3,000 Nippon Meat Packers....................................        37,595
  28,000 Nippon Mitsubishi Oil..................................       144,840
   5,000 Nippon Sheet Glass.....................................        16,895
   2,000 Nippon Shokubai Co.....................................        10,045
 114,000 Nippon Steel Corp......................................       177,863
     110 Nippon Telephone & Telegraph Corp......................       452,459
      16 Nippon Unipac Holdings.................................        99,052
  19,000 Nippon Yusen Kabushiki Kaisha..........................        65,470
  46,000 Nissan Motor Co., Ltd..................................       318,549
   5,000 Nisshin Seifun Group, Inc..............................        35,793
   2,000 Nissin Food Products...................................        39,714
   3,000 Nitto Denko Corp.......................................        98,368
  37,000 Nomura Securities......................................       543,318
   2,000 Noritake Co............................................         7,592
     100 OBIC Co., Ltd..........................................        21,693
  12,000 Obayashi Corp..........................................        34,041
  16,000 Oji Paper Co...........................................        91,443
  10,000 Oki Electric Industry Co., Ltd. (c)....................        21,609
   5,000 Okumura Corp (c).......................................        15,686
   5,000 Olympus Optical Co.....................................        69,834
   5,000 Omron Corp.............................................        72,379
   4,000 Onward Kashiyama.......................................        39,247
     700 Oracle Corp. Japan (c).................................        29,844
   1,200 Oriental Land Co., Ltd.................................        85,803
   1,600 Orix Corp..............................................       129,088
  40,000 Osaka Gas Co...........................................        95,114
   3,000 Pioneer Electonic Corp.................................        53,689
   2,000 Promise Co.............................................       100,788
  12,000 Ricoh Co., Ltd.........................................       207,749
   2,200 Rohm Co................................................       328,377
   1,100 SMC Corp...............................................       130,048
   4,000 Sanden Corp............................................        14,284
   7,000 Sankyo Co..............................................        95,198
   1,000 Sanrio Co..............................................         9,094
  29,000 Sanyo Electric Co......................................       126,543
   4,000 Secom Co...............................................       196,235
   2,000 Sega Enterprises (b) (c)...............................        48,058
   2,000 Seino Transport (c)....................................        12,348
  10,000 Sekisui Chemical (c)...................................        34,208
  12,000 Sekisui House..........................................        88,206
   8,000 Seven Eleven Japan Co..................................       315,045
  19,000 Sharp Corp.............................................       241,273
   1,000 Shimachu Co............................................        17,855
     500 Shimamura Co...........................................        38,379
   1,500 Shimano, Inc. (c)......................................        20,349
  12,000 Shimizu Corp. (c)......................................        39,547

                See accompanying notes to financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                  JAPAN--(CONTINUED)
            7,500 Shin-Etsu Chemical Co................ $     322,262
            5,000 Shionogi & Co........................        63,785
            7,000 Shiseido Co..........................        93,329
           13,000 Shizuoka Bank........................        78,961
           19,000 Showa Denko K.K......................        30,912
            3,000 Showa Shell Sekiyu (c)...............        17,446
            2,000 Skylark Co. (c)......................        46,723
            8,000 Snow Brand Milk Products (c).........         8,477
            4,200 Softbank Corp. (c)...................        58,310
           18,000 Sony Corp............................       950,640
            3,000 Stanley Electric.....................        32,038
            3,000 Sumitomo Bakelite Co., Ltd. (c)......        21,751
           76,000 Sumitomo Bank........................       370,945
           26,000 Sumitomo Chemical....................       118,225
           17,000 Sumitomo Corp........................       102,974
           13,000 Sumitomo Electric Industries.........        90,133
            2,000 Sumitomo Forestry....................        11,981
           17,000 Sumitomo Heavy Industry (c)..........        18,297
           47,000 Sumitomo Metal Industries (b)........        20,783
            8,000 Sumitomo Metal Mining................        36,177
            4,000 Sumitomo Osaka Cement (c)............         5,940
            7,000 Sumitomo Realty & Development Co. (c)        42,459
           18,000 Sumitomo Trust & Banking.............        86,504
            2,300 TDK Corp.............................       108,614
            2,000 THK Co., Ltd. (c)....................        38,463
           16,000 Taiheiyo Cement (c)..................        29,769
           18,000 Taisei Corp..........................        41,450
            3,000 Taisho Pharmaceutical Co.............        46,205
            2,000 Taiyo Yuden Co.......................        32,706
            4,000 Takara Shuzo Co. (c).................        27,333
            5,000 Takashimaya Co.......................        29,118
           16,000 Takeda Chemical Industries, Ltd......       702,176
            1,520 Takefuji Corp........................       105,640
            1,000 Takuma Co............................         7,718
           14,000 Teijin...............................        47,657
            5,000 Teikoku Oil Co. (c)..................        19,982
            3,700 Terumo Corp..........................        49,454
            7,000 The 77 Bank, Ltd.....................        27,566
           12,000 Tobu Railway Co. (c).................        33,540
            3,000 Toho Co..............................        34,391
            8,800 Tohoku Electric Power................       123,348
            1,000 Tokyo Broadcasting System............        22,402
           23,900 Tokyo Electric Power.................       491,535
            3,100 Tokyo Electron.......................       202,001
           52,000 Tokyo Gas Co. (c)....................       144,473
           21,000 Tokyu Corp...........................        81,298
            7,000 Tonen Gen Sekiyu.....................        49,643
           13,000 Toppan Printing Co...................       135,145
           22,000 Toray Industries, Inc................        58,921
           55,000 Toshiba Corp.........................       223,935
            7,000 Tosoh Corp. (c)......................        22,485
            5,000 Tostem Corp. (c).....................        85,311
            8,000 Toto, Ltd............................        37,378
            4,000 Toyo Seikan Kaisha...................        52,596
            2,000 Toyota Industries (c)................        32,489
           48,800 Toyota Motor Corp....................     1,294,753

                                                               VALUE
        SHARES                                               (NOTE 1A)
        ----------------------------------------------------------------

               JAPAN--(CONTINUED)
           600 Trans Cosmos, Inc.......................... $      13,591
         2,000 Trend Micro, Inc...........................        55,900
            65 UFJ Holdings, Inc. (c).....................       157,272
         2,000 UNY Co.....................................        22,661
        15,000 Ube Industries.............................        23,403
         1,100 Uni-Charm Corp.............................        41,300
         2,000 Ushio, Inc.................................        23,762
            21 West Japan Railway.........................        84,802
           700 World Co. (c)..............................        20,733
         3,000 Yakult Honsha Co...........................        34,216
           400 Yamada Denki Co............................        35,042
         4,000 Yamaha Corp................................        38,913
         7,000 Yamanouchi Pharmaceutical..................       181,635
         8,000 Yamato Transport...........................       145,842
         2,000 Yamazaki Baking Co. (c)....................        11,180
        14,000 Yasuda Fire & Marine Insurance Co..........        85,736
         4,000 Yokogawa Electric..........................        31,037
                                                           -------------
                                                              27,740,357
                                                           -------------

               LUXEMBOURG--0.1%
         6,539 Arcelor (c)................................        92,803
                                                           -------------

               NETHERLANDS--6.0%
        28,571 ABN AMRO Holdings NV.......................       518,919
         9,154 ASML Holding NV (b)........................       144,923
        19,022 Aegon NV...................................       396,585
        13,242 Ahold Koninklijke NV.......................       278,564
         5,886 Akzo Nobel NV..............................       256,302
         2,074 Buhrmann NV................................        19,131
        13,347 Elsevier NV................................       181,909
         5,827 European Aeronautic Defense & Space Co. (c)        89,604
         7,282 Getronics NV...............................        13,880
         2,211 Hagemeyer NV...............................        30,571
         4,033 Heineken NV................................       177,009
           667 IHC Caland NV..............................        39,887
        34,838 ING Bank NV................................       894,579
        35,879 Koninklijke KPN NV.........................       167,962
         2,968 Koninklijke Numico NV......................        66,569
        27,080 Koninklijke Philips Electronics NV.........       756,078
         1,571 Koninklijke Vendex KBB NV..................        19,550
         1,706 Oce NV.....................................        19,882
         2,600 Qiagen NV..................................        30,763
        43,758 Royal Dutch Petroleum......................     2,437,410
         7,016 TNT Post Groep NV..........................       158,470
        11,761 Unilever NV................................       770,105
         4,302 VNU NV.....................................       119,560
         2,629 Vedior NV..................................        36,351
         5,474 Wolters Kluwer NV..........................       103,908
                                                           -------------
                                                               7,728,471
                                                           -------------

               NEW ZEALAND--0.1%
        13,100 Auckland International Airport, Ltd........        28,314
        33,200 Carter Holt Harvey.........................        31,929
         8,500 Fletcher Building..........................        11,354
        18,000 Fletcher Challenge (Forest Division).......         2,098

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
     SHARES                                                    (NOTE 1A)
     ---------------------------------------------------------------------

             NEW ZEALAND--(CONTINUED)
      28,700 Telecom Corp. of New Zealand................... $      68,723
       8,500 Warehouse Group................................        30,551
                                                             -------------
                                                                   172,969
                                                             -------------

             NORWAY--0.5%
      10,700 Den Norske Bank ASA (c)........................        58,319
         700 Elkem ASA......................................        15,718
       1,200 Frontline, Ltd.................................        11,434
         800 Gjensidige NOR Sparebank.......................        29,637
       4,000 Kvaerner ASA (c)...............................         3,625
       1,300 Merkantildata ASA (b)..........................           632
       3,000 Norsk Hydro ASA................................       143,123
       1,800 Norske Skogsindust.............................        33,582
         300 Opticom ASA (c)................................         5,257
       4,000 Orkla ASA......................................        77,292
       2,800 Petroleum Geo-Services (b) (c).................        10,149
       2,400 Schibsted ASA..................................        28,785
       1,400 Smedvig ASA (c)................................         8,974
       8,700 Statoil ASA....................................        77,678
       3,100 Storebrand ASA.................................        18,755
       2,500 Tandberg ASA...................................        29,484
      10,700 Telenor ASA....................................        37,929
       3,600 Tomra Systems ASA..............................        28,305
                                                             -------------
                                                                   618,678
                                                             -------------

             PORTUGAL--0.3%
      35,427 Banco Comercial Portugues......................       122,810
       1,813 Banco Espirito Santo & Comercial S.A...........        20,681
       5,538 Brisa-Auto Estradas de Portugal S.A............        31,176
         961 Cimpor-Cimento de Portugal S.A.................        18,660
      25,610 Electricidade de Portugal S.A..................        49,574
      21,008 Portugal Telecom S.A...........................       148,348
      18,000 Sonae SGPS S.A.................................        10,133
                                                             -------------
                                                                   401,382
                                                             -------------

             SINGAPORE--0.8%
      22,000 Capitaland (c).................................        19,052
      13,000 Chartered Semiconductor Manufactoring, Ltd. (c)        26,490
      12,000 City Developments..............................        38,716
       1,950 Creative Technology (c)........................        17,329
       3,000 Cycle & Carriage...............................         8,049
      21,978 DBS Group Holdings, Inc........................       154,257
      16,000 Keppel Corp. (c)...............................        37,312
      15,000 Neptune Orient Lines (b).......................         8,660
       3,000 Overseas Union Enterprise (c)..................        12,141
      21,400 Overseas-Chinese Banking Corp..................       141,721
       8,000 Parkway Holdings...............................         3,917
      24,000 Sembcorp Industries............................        18,475
      11,000 Singapore Airlines.............................        80,319
       8,000 Singapore Press Holdings, Ltd..................        90,111
      27,000 Singapore Technologies Engineering.............        29,495
     128,000 Singapore Telecommunications, Ltd..............        99,258
      25,392 United Overseas Bank...........................       182,530

                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                SINGAPORE--(CONTINUED)
         11,000 United Overseas Land, Ltd................ $      11,207
          6,000 Venture Manufactoring, Ltd...............        47,885
                                                          -------------
                                                              1,026,924
                                                          -------------

                SPAIN--2.9%
            600 ACS Actividades S.A. (c).................        19,318
            588 Acciona S.A. (c).........................        25,662
            980 Acerinox S.A. (c)........................        41,086
          6,021 Altadis S.A..............................       124,282
          3,642 Amadeus Global Travel....................        23,308
          2,705 Autopistas Cesa..........................        30,055
         88,304 Banco Central Hispanamericano S.A........       701,178
         62,471 Banco de Bilbao Vizcaya Argentaria.......       706,441
         18,719 Endesa S.A. (c)..........................       271,949
            865 Fomento de Construcciones & Contratas (c)        21,101
          4,837 Gas Natural SDG S.A......................        93,154
          2,966 Grupo Dragados S.A. (c)..................        52,874
          1,299 Grupo Ferrovial S.A......................        35,421
         15,939 Iberdrola S.A. (c).......................       232,191
          4,511 Inditex..................................        95,252
          1,512 Metrovacesa S.A. (c).....................        31,314
          2,091 NH Hoteles S.A...........................        26,227
         20,449 Repsol S.A...............................       241,140
          3,068 Sol Melia S.A. (c).......................        23,301
         95,014 Telefonica S.A. (b)......................       797,625
          3,300 Telepizza (c)............................         3,781
          8,309 Terra Networks, S.A. (c).................        47,185
          5,599 Union Electric Fenosa....................       102,853
          3,421 Vallehermoso S.A. (c)....................        32,773
          2,261 Zeltia S.A. (c)..........................        17,976
                                                          -------------
                                                              3,797,447
                                                          -------------

                SWEDEN--1.8%
          6,400 Assa Abloy...............................        90,183
          2,600 Atlas Copco AB (c).......................        62,240
          1,200 Atlas Copco AB (Series B) (c)............        27,029
          1,900 Drott AB (c).............................        21,915
          7,400 Electrolux AB (c)........................       149,366
          3,600 Eniro AB Seki............................        27,616
          2,400 Gambro AB................................        15,799
          9,750 Hennes & Mauritz AB......................       195,208
          1,000 Holmen AB (c)............................        26,550
        150,100 LM Ericsson Telephone....................       227,024
            700 Modern Time Group (c)....................         9,293
            400 Nobel Biocare............................        26,811
         48,162 Nordic Baltic Holding....................       262,029
            800 SKF AB...................................        20,631
          1,200 SKF AB (Series B) (c)....................        31,077
          3,300 SSAB Svenskt Stal AB.....................        42,910
          4,700 Sandvik AB (c)...........................       117,370
            500 Sapa AB..................................         9,521
          6,100 Securitas AB (c).........................       125,449
         15,900 Skandia Forsaekrings.....................        72,318
          9,700 Skandinavska Enskilda Banken AB (c)......       101,853

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                 SWEDEN--(CONTINUED)
           8,000 Skanska AB (c)........................ $      55,276
           3,900 Svenska Cellulosa AB..................       138,768
          11,500 Svenska Handelsbanken.................       175,813
           1,000 Svenska Handelsbanken (Series B)......        14,744
           8,200 Swedish Match.........................        67,811
           2,000 Tele2 AB (b) (c)......................        36,778
          23,800 Telia (b) (c).........................        66,297
           2,300 Volvo AB..............................        46,425
           5,300 Volvo AB (Series B)...................       109,862
           3,000 WM-Data AB............................         5,680
                                                        -------------
                                                            2,379,646
                                                        -------------

                 SWITZERLAND--7.9%
          18,480 ABB, Ltd. (c).........................       164,539
           2,590 Adecco S.A............................       153,852
           1,360 Ciba Specialty Chemicals Holding, Inc.       108,980
           2,840 Clariant AG...........................        67,557
          21,130 Credit Suisse Group...................       670,891
             130 Fischer Georg AG......................        25,595
             146 Givaudan AG (b).......................        58,865
             545 Holcim, Ltd. (Class B) (c)............       125,066
             600 Kudelski S.A. (c).....................        21,026
              83 Kuoni Reisen Holdings.................        23,425
             700 Logitech International S.A............        32,550
             900 Lonza Group AG........................        69,549
           8,150 Nestle S.A............................     1,900,369
          56,400 Novartis AG...........................     2,480,503
             910 Phonak Holding AG.....................        13,759
              50 Publigroupe S.A.......................        11,591
          10,740 Richemont Cie Finance AG..............       244,295
          14,456 Roche Holdings AG.....................     1,092,827
             988 Roche Holdings AG Genusschein (c).....       112,532
             100 SGS Holding...........................        31,919
             160 Schindler Holding AG (PFD)............        29,029
             140 Serono S.A. (c).......................        92,289
              40 Sulzer AG.............................         8,494
             190 Sulzer Medica AG......................        31,695
           1,160 Swatch Group AG (c)...................        21,943
             710 Swatch Group AG (Class B).............        63,216
           6,180 Swiss Reinsurance.....................       604,230
             610 Swisscom AG...........................       177,488
           2,308 Syngenta AG...........................       138,729
          25,100 UBS AG................................     1,262,457
             150 Unaxis Holding AG.....................        17,740
              80 Valora Holdings AG....................        17,149
           1,726 Zurich Financial Servicess AG.........       348,527
                                                        -------------
                                                           10,222,676
                                                        -------------

                 UNITED KINGDOM--26.0%
          12,623 3i Group, Plc.........................       131,706
           6,146 AMEC, Plc.............................        39,207
          18,179 ARM Holdings, Plc. (b)................        40,457
           6,192 AWG, Plc..............................        51,912
          26,666 Aegis Group, Plc......................        36,481
           4,831 Aggreko, Plc..........................        13,329

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 UNITED KINGDOM--(CONTINUED)
           7,680 Airtours, Plc.......................... $      17,999
          14,766 Amvescap, Plc..........................       120,304
           6,722 Associated British Ports Holdings, Plc.        46,109
          35,662 AstraZeneca Group, Plc.................     1,476,406
          21,926 BAA, Plc...............................       200,197
          63,105 BAE Systems, Inc.......................       322,240
           9,370 BBA Group..............................        39,349
          72,612 BG Group, Plc..........................       315,998
          10,189 BOC Group, Plc.........................       158,262
         462,132 BP Amoco, Plc..........................     3,881,396
          10,058 BPB, Plc...............................        53,660
         178,847 BT Group, Plc..........................       686,993
           8,399 Balfour Beatty.........................        29,958
         137,146 Barclays, Plc..........................     1,153,965
           4,584 Barratt Developments, Plc..............        29,347
          17,812 Bass, Plc..............................       180,960
           2,000 Berkeley Group, Plc....................        21,972
          44,845 Billiton...............................       244,377
          18,391 Boots Co., Plc.........................       182,357
          13,498 Brambles Industries, Ltd...............        67,537
          14,100 British Airways, Plc...................        40,030
          33,633 British America Tobacco, Plc...........       361,431
          10,666 British Land Co........................        90,558
          23,336 British Sky Broadcasting Group, Plc....       223,742
           8,761 Bunzl, Plc.............................        69,309
          46,427 CGNU, Plc..............................       373,305
          12,355 CMG, Plc...............................        19,021
          49,159 Cable & Wireless.......................       125,326
          42,225 Cadbury Schweppes, Plc.................       316,347
           9,423 Canary Wharf Group, Plc................        63,918
          12,817 Capita Group, Plc......................        60,955
           8,849 Caradon, Plc...........................        18,817
          13,646 Carlton Communications, Plc............        43,681
           6,446 Celltech Group.........................        51,093
          86,873 Centrica, Plc..........................       268,814
          18,121 Chubb, Plc.............................        43,504
           3,567 Close Brothers Group, Plc..............        34,118
          45,929 Compass Group..........................       278,638
          70,582 Corus Group, Plc.......................        90,374
           6,272 Daily Mail & General Trust.............        59,944
           3,159 De La Rue, Plc.........................        24,354
          66,926 Diageo, Plc............................       869,170
          42,069 Dixons Group, Plc......................       122,641
          17,197 EMI Group, Plc.........................        65,271
               1 Eidos, Plc. (b)........................             2
           8,065 Electrocomponents, Plc.................        45,179
           6,596 Exel, Plc..............................        84,004
           9,904 FKI, Plc...............................        23,664
           9,761 FirstGroup, Plc........................        37,494
          15,519 GKN, Plc...............................        72,800
           7,689 George Wimpey, Plc.....................        31,411
         126,172 GlaxoSmithKline, Plc...................     2,727,153
          58,931 Granada Compass, Plc...................       100,159
          20,811 Great University Stores, Plc...........       191,126
          76,997 HBOS, Plc..............................       833,302
         192,483 HSBC Holdings, Plc.....................     2,213,716

                See accompanying notes to financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                       (NOTE 1A)
            --------------------------------------------------------

                    UNITED KINGDOM--(CONTINUED)
              7,010 Hammerson, Plc.................... $      59,143
             15,142 Hanson, Plc.......................       108,134
             32,219 Hays, Plc.........................        75,632
             32,645 Hilton Group, Plc.................       113,579
              8,999 IMI, Plc..........................        44,547
             25,881 Imperial Chemical Industries, Plc.       125,847
             10,717 Imperial Tobacco..................       174,304
             75,828 Invensys, Plc.....................       102,870
             29,271 J. Sainsbury, Plc.................       158,839
              3,987 Johnson Matthey, Plc..............        61,017
              8,086 Kelda Group, Plc..................        52,630
             19,115 Kidde, Plc........................        25,058
             26,445 Kingfisher........................       127,481
             10,800 Land Securities, Plc..............       142,071
             72,598 Lattice Group.....................       189,231
            106,095 Legal & General Group.............       211,450
            114,494 Lloyds TSB Group..................     1,139,636
              6,623 Logica, Plc.......................        20,191
              5,444 Manitoba Group....................        85,472
             48,354 Marks & Spencer Group, Plc........       274,739
             11,249 Misys, Plc........................        41,495
             36,726 National Grid Group, Plc..........       260,873
             21,699 National Power, Plc...............        55,567
              6,741 Next, Plc.........................        95,766
             15,007 Nycomed Amersham, Plc.............       132,676
             14,896 P&O Princess Cruise, Plc..........        94,230
             12,613 P&O, Plc..........................        46,335
             16,472 Pearson, Plc......................       163,831
             22,000 Pilkington, Plc...................        31,103
              5,425 Provident Financial, Plc..........        57,141
             41,058 Prudential, Plc...................       375,508
              4,736 RMC Group, Plc....................        47,393
             12,420 Rank Group, Plc...................        50,643
             11,062 Reckitt & Benckiser...............       198,463
             26,026 Reed International, Plc...........       247,351
             36,693 Rentokil Group, Plc...............       149,336
             29,752 Reuters Group, Plc................       157,821
              9,625 Rexam, Plc........................        62,353
             21,921 Rio Tinto, Ltd....................       401,973
             29,858 Rolls Royce, Plc..................        73,730
             29,677 Royal & Sun Alliance..............       109,020

                                                            VALUE
            SHARES                                        (NOTE 1A)
           ----------------------------------------------------------

                     UNITED KINGDOM--(CONTINUED)
              55,989 Royal Bank Scotland Group, Plc.... $   1,587,399
               3,000 SSL International, Plc............        16,354
              21,672 Safeway, Plc......................        93,075
              21,085 Sage Group, Ltd...................        54,477
               2,558 Schroders, Plc....................        22,830
               7,587 Scot & Newcastle..................        70,314
              17,725 Scottish & Southern Energy, Plc...       175,348
              38,121 Scottish Power, Plc...............       204,975
              12,209 Securicor, Plc....................        22,100
               8,936 Serco Group, Plc..................        27,374
               7,074 Severn Trent, Plc.................        77,960
             200,334 Shell Transportation & Trading Co.     1,511,577
              35,128 Signet Group, Plc.................        50,734
               9,136 Slough Estates, Plc...............        50,564
              19,069 Smith & Nephew, Plc...............       105,803
              11,885 Smiths Industries, Plc............       154,351
              18,705 Spirent, Plc......................        24,663
              39,900 Stagecoach Holdings, Plc..........        38,164
              11,555 Tate & Lyle, Plc..................        61,823
              13,178 Taylor Woodrow, Plc...............        36,157
             145,517 Tesco, Plc........................       529,020
              56,911 Unilever N.C......................       518,762
               6,893 United Business Media.............        45,705
              11,437 United Utilities, Plc.............       106,518
           1,402,085 Vodafone AirTouch, Plc............     1,923,478
              23,427 WPP Group, Plc....................       197,832
               6,201 Whitbread, Plc....................        57,895
              12,192 Wolseley, Plc.....................       123,585
                                                        -------------
                                                           33,650,165
                                                        -------------

                     UNITED STATES--2.3%
                  80 Capstone Turbine Corp.............           133
              24,490 Ishares MSCI EAFE Index Funds.....     2,903,290
                  90 Synthes Stratec...................        55,034
                                                        -------------
                                                            2,958,457
                                                        -------------
                     Total Common Stocks
                       (Identified Cost $153,149,823)..   129,802,998
                                                        -------------

                See accompanying notes to financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

SHORT TERM INVESTMENT--0.8%


            FACE                                             VALUE
           AMOUNT                                          (NOTE 1A)
         -------------------------------------------------------------

                    DISCOUNT NOTES--0.8%
         $1,000,000 Federal Home Loan Bank
                     1.800%, 07/01/02................... $  1,000,000
                                                         ------------
                    Total Short Term Investment
                     (Identified Cost $1,000,000).......    1,000,000
                                                         ------------
                    Total Investments--101.1%
                      (Identified Cost $154,149,823) (a)  130,802,998
                    Other assets less liabilities.......   (1,483,536)
                                                         ------------
                    TOTAL NET ASSETS--100%.............. $129,319,462
                                                         ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $154,149,823 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  6,148,795
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (29,495,620)
                                                               ------------
   Net unrealized depreciation................................ $(23,346,825)
                                                               ============

(b)Non-Income producing security.
(c)A portion or all of the security was on loan. As of June 30, 2002, the market value of securities loaned was $6,319,566 with cash collateral backing valued at $6,288,433 and securities collateral backing valued $116,916.

Key to Abbreviations:
PFD--Preferred Stock

              TEN LARGEST INDUSTRIES AS OF        PERCENTAGE OF
              JUNE 30, 2002                      TOTAL NET ASSETS
              ----------------------------       ----------------
               1  Drugs & Health Care                  11.3%
               2  Banks                                10.1
               3  Software                              7.8
               4  Computers & Business Equipment        6.1
               5  Retail                                5.9
               6  Real Estate Investment Trust          5.9
               7  Business Services                     5.2
               8  Industrial Machinery                  3.8
               9  Chemicals                             2.8
              10  Insurance                             2.4

                See accompanying notes to financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.........................            $130,802,998
      Cash.........................................               1,812,457
      Foreign cash at value
       (Identified cost $161,874)..................                 162,137
      Receivable for:
       Securities sold.............................                  33,500
       Fund shares sold............................                  83,734
       Dividends and interest......................                 167,111
       Foreign taxes...............................                 125,391
       Collateral for securities loaned............               6,470,470
                                                               ------------
        Total Assets...............................             139,657,798
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $1,820,982
       Securities purchased........................  1,822,700
       Withholding taxes...........................     12,460
       Return of collateral for securities loaned..  6,470,470
      Accrued expenses:
       Management fees.............................     69,216
       Other expenses..............................    142,508
                                                    ----------
        Total Liabilities..........................              10,338,336
                                                               ------------
    NET ASSETS.....................................            $129,319,462
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $157,081,413
       Undistributed net investment income.........               1,173,140
       Accumulated net realized gains (losses).....              (5,603,271)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........             (23,331,820)
                                                               ------------
    NET ASSETS.....................................            $129,319,462
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($119,284,233 divided by 13,961,884
     shares of beneficial interest)................            $       8.54
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($6,735,797 divided by 796,528 shares of
     beneficial interest)..........................            $       8.46
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($3,299,432 divided by 386,807 shares of
     beneficial interest)..........................            $       8.53
                                                               ============
    Identified cost of investments.................            $154,149,823
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................                 1,580,289 (a)
      Interest................................                    52,485 (b)
                                                            ------------
                                                               1,632,774
    EXPENSES
      Management fees......................... $   184,742
      Service and distribution fees--Class B..       6,480
      Service and distribution fees--Class E..         851
      Directors' fees and expenses............       5,677
      Custodian...............................     234,672
      Audit and tax services..................       9,163
      Legal...................................         335
      Printing................................      30,776
      Insurance...............................         579
      Miscellaneous...........................      12,583
                                               -----------
      Total expenses before reimbursement.....     485,858
      Expense reimbursement...................     (41,105)      444,753
                                               -----------  ------------
    NET INVESTMENT INCOME.....................                 1,188,021
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (2,535,955)
      Foreign currency transactions--net......     (20,419)   (2,556,374)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................    (805,731)
      Foreign currency transactions--net......      11,960      (793,771)
                                               -----------  ------------
    Net gain (loss)...........................                (3,350,145)
                                                            ============
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              ($ 2,162,124)
                                                            ============

(a)Net of foreign taxes of $198,593
(b)Income on securities loaned $32,983

                See accompanying notes to financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,188,021  $  1,029,693
  Net realized gain (loss)..........................................   (2,556,374)   (2,608,380)
  Unrealized appreciation (depreciation)............................     (793,771)  (22,784,614)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (2,162,124)  (24,363,301)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS................................
   Net investment income
    Class A.........................................................     (581,981)     (331,373)
    Class B.........................................................      (22,211)       (3,798)
    Class E.........................................................       (6,509)            0
                                                                     ------------  ------------
                                                                         (610,701)     (335,171)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (30,125)
    Class B.........................................................            0          (345)
                                                                     ------------  ------------
                                                                                0       (30,470)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (610,701)     (365,641)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   15,157,527    40,713,462
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   12,384,702    15,984,520
NET ASSETS
  Beginning of the period...........................................  116,934,760   100,950,240
                                                                     ------------  ------------
  End of the period................................................. $129,319,462  $116,934,760
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,173,140  $    595,820
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,424,127  $ 37,747,260  11,102,004  $104,432,531
  Reinvestments...............................................     65,761       581,981      35,651       361,498
  Redemptions................................................. (3,417,331)  (29,227,288) (7,247,225)  (68,536,088)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,072,557  $  9,101,953   3,890,430  $ 36,257,941
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    463,154  $  3,957,546     605,492  $  5,579,375
  Reinvestments...............................................      2,533        22,211         412         4,143
  Redemptions.................................................   (142,231)   (1,222,732)   (132,832)   (1,188,024)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    323,456  $  2,757,025     473,072  $  4,395,494
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    439,867  $  3,823,453       6,977  $     60,108
  Reinvestments...............................................        736         6,509           0             0
  Redemptions.................................................    (60,763)     (531,413)        (10)          (81)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    379,840  $  3,298,549       6,967  $     60,027
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,775,853  $ 15,157,527   4,370,469  $ 40,713,462
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX(R) PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                                               CLASS A
                                                                                    ------------------------------------------
                                                                                     SIX MONTHS
                                                                                       ENDED        YEAR ENDED DECEMBER 31,
                                                                                      JUNE 30,    ---------------------------
                                                                                        2002        2001      2000      1999
                                                                                    ----------    --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $   8.75     $  11.22  $  13.34  $ 10.80
                                                                                     --------     --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.08         0.09      0.07     0.10
  Net realized and unrealized gain (loss) on investments...........................     (0.25)       (2.52)    (2.00)    2.58
                                                                                     --------     --------  --------  -------
  Total from investment operations.................................................     (0.17)       (2.43)    (1.93)    2.68
                                                                                     --------     --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.04)       (0.03)    (0.11)   (0.06)
  Distributions from net realized capital gains....................................      0.00        (0.01)    (0.08)   (0.08)
                                                                                     --------     --------  --------  -------
  Total distributions..............................................................     (0.04)       (0.04)    (0.19)   (0.14)
                                                                                     --------     --------  --------  -------
NET ASSET VALUE, END OF PERIOD.....................................................  $   8.54     $   8.75  $  11.22  $ 13.34
                                                                                     ========     ========  ========  =======
TOTAL RETURN (%)...................................................................      (1.9)(b)    (21.7)    (14.5)    24.9
Ratio of operating expenses to average net assets (%)..............................      0.71 (c)     0.70      0.58     0.50
Ratio of net investment income to average net assets (%)...........................      1.93 (c)     1.00      0.76     1.25
Portfolio turnover rate (%)........................................................        27 (c)        9        10       44
Net assets, end of period (000)....................................................  $119,284     $112,775  $100,950  $82,355
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................      0.78 (c)     0.82      0.78     1.77


                                                                                    NOVEMBER 9, 1998(A)
                                                                                          THROUGH
                                                                                       DECEMBER 31,
                                                                                           1998
                                                                                    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................       $ 10.00
                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................          0.01
  Net realized and unrealized gain (loss) on investments...........................          0.80
                                                                                          -------
  Total from investment operations.................................................          0.81
                                                                                          -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................         (0.01)
  Distributions from net realized capital gains....................................          0.00
                                                                                          -------
  Total distributions..............................................................         (0.01)
                                                                                          -------
NET ASSET VALUE, END OF PERIOD.....................................................       $ 10.80
                                                                                          =======
TOTAL RETURN (%)...................................................................           8.1 (b)
Ratio of operating expenses to average net assets (%)..............................          0.49 (c)
Ratio of net investment income to average net assets (%)...........................          0.71 (c)
Portfolio turnover rate (%)........................................................            13 (c)
Net assets, end of period (000)....................................................       $25,453
The Ratios of operating expenses to average net assets without giving effect to the
 voluntary expense agreement would have been (%)...................................          1.41 (c)

                                                                                                          CLASS B
                                                                                              ---------------------------


                                                                                              SIX MONTHS   JANUARY 2, 2001(A)
                                                                                                ENDED           THROUGH
                                                                                               JUNE 30,       DECEMBER 31,
                                                                                                 2002             2001
                                                                                              ----------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................   $ 8.66           $11.12
                                                                                                ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................................................................     0.06             0.04
  Net realized and unrealized gain (loss) on investments.....................................    (0.22)           (2.46)
                                                                                                ------           ------
  Total from investment operations...........................................................    (0.16)           (2.42)
                                                                                                ------           ------
LESS DISTRIBUTIONS
  Distributions from net investment income...................................................    (0.04)           (0.03)
  Distributions from net realized capital gains..............................................     0.00            (0.01)
                                                                                                ------           ------
  Total distributions........................................................................    (0.04)           (0.04)
                                                                                                ------           ------
NET ASSET VALUE, END OF PERIOD...............................................................   $ 8.46           $ 8.66
                                                                                                ======           ======
TOTAL RETURN (%).............................................................................     (1.9)(b)        (21.8)(b)
Ratio of operating expenses to average net assets (%)........................................     0.96 (c)         0.95 (c)
Ratio of net investment income to average net assets (%).....................................     1.79 (c)         0.46 (c)
Portfolio turnover rate (%)..................................................................       27 (c)            9 (c)
Net assets, end of period (000)..............................................................   $6,736           $4,099
The Ratios of operating expenses to average net assets without giving effect to the voluntary
 expense agreement would have been (%).......................................................     1.03 (c)         1.07 (c)

                                                                                                        CLASS E
                                                                                              -----------------------


                                                                                              SIX MONTHS   MAY 1, 2001(A)
                                                                                                ENDED         THROUGH
                                                                                               JUNE 30,     DECEMBER 31,
                                                                                                 2002           2001
                                                                                              ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................   $ 8.74         $10.43
                                                                                                ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................................................................     0.06           0.00
  Net realized and unrealized gain (loss) on investments.....................................    (0.23)         (1.69)
                                                                                                ------         ------
  Total from investment operations...........................................................    (0.17)         (1.69)
                                                                                                ------         ------
LESS DISTRIBUTIONS
  Distributions from net investment income...................................................    (0.04)          0.00
  Distributions from net realized capital gains..............................................     0.00           0.00
                                                                                                ------         ------
  Total distributions........................................................................    (0.04)          0.00
                                                                                                ------         ------
NET ASSET VALUE, END OF PERIOD...............................................................   $ 8.53         $ 8.74
                                                                                                ======         ======
TOTAL RETURN (%).............................................................................     (1.9)(b)      (16.2)(b)
Ratio of operating expenses to average net assets (%)........................................     0.86 (c)       0.85 (c)
Ratio of net investment income to average net assets (%).....................................     2.45 (c)       0.00 (c)
Portfolio turnover rate (%)..................................................................       27 (c)          9 (c)
Net assets, end of period (000)..............................................................   $3,299         $   61
The Ratios of operating expenses to average net assets without giving effect to the voluntary
 expense agreement would have been (%).......................................................     0.93 (c)       0.97 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/91

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
 $336.7 MILLION

    PORTFOLIO
     MANAGER
   PUTNAM CORE
  INTERNATIONAL
  EQUITY TEAM,
    WITH OMID
 KAMSHAD AS THE
  LEAD MANAGER

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Putnam International Stock Portfolio returned -3.8%, underperforming the Morgan Stanley Capital International (MSCI) EAFE(R) Index/6/, which returned -1.6% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Product International Funds/15/, was -1.7% for the same period. The Portfolio's underperformance can be attributed to unfavorable country and sector allocations, as well as a negative impact from currency exposures. Stock selection was positive overall.

PORTFOLIO ACTIVITY
Country allocations were negative overall as an underweight to Japan hurt relative performance. Japan was among the stronger countries in the index due to positive economic indicators and a weak Dollar relative to the Yen. Overweights to Sweden and Ireland were also negative. Our underweight to Finland was positive, as it was the worst performing country on the weakness of Nokia.

Sector allocations were hurt mainly by an overweight to the largest negative contributing sector (communication services), and industry (telecom stocks) in the MSCI EAFE. This offset the positive impact of overweighting the top-performing basic materials sector and underweighting technology, which lost over 30% in the period.

Stock selection was strongest in communication services and technology in the first six months. In communications, underweighting the European telecoms was positive, (avoiding Deutsche Telekom and France Telecom and underweighting Telefonica). Within technology, underweighting Nokia was the top relative contributor to results. An overweight to Samsung Electronics was decidedly positive. In healthcare, overweights to Sanofi-Synthelabo and Elan were among the largest negative contributors. Sanofi was hit hard after a medical journal study stated its heart drug, Plavix, was too costly to justify widespread use. Elan dropped on accounting irregularity concerns. Selections in cyclical stocks also were weak as an overweight to News Corp. proved negative based on concerns about the outlook for U.S. advertising spending--a large portion of their revenue.

PORTFOLIO OUTLOOK
As we position the Portfolio, we are sensitive to the impact of corporate accounting irregularities and remain vigilant to potential exposure. Among country allocations, we are moderately enthusiastic about European stocks, which should benefit from a strengthening Euro. We like France, the Netherlands, Ireland, and Sweden. Given the Euro's rally, we believe the European Central Bank will be less inclined to hike interest rates.

Our emerging-markets allocation remains around 10% of the Portfolio, reflecting our view that the asset class will continue to outperform. However, we are shifting much of our Latin American allocation to Asia.

Among sector allocations, we believe credit-quality issues tend to arise at this point in an economic cycle; therefore, we are underweighting financial stocks. We remain underweight to technology.

In response to the current dollar weakness that we expect to persist for a few years, we are seeking companies with less susceptibility to currency fluctuations.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                          % OF TOTAL
            SECURITY                                      NET ASSETS
            --------------------------------------------------------
            TOTAL FINA S.A...............................    5.0%
            ASTRAZENECA GROUP, PLC.......................    3.7
            ING BANK NV..................................    3.5
            SAMSUNG ELECTRONICS, LTD.....................    3.3
            NTT DOCOMO...................................    3.2
            SHELL TRANSPORTATION & TRADING CO............    3.0
            TOYOTA MOTOR CORP............................    2.7
            GLAXOSMITHKLINE, PLC.........................    2.5
            VODAFONE AIR TOUCH, PLC......................    2.4
            SANOFI-SYNTHELABO S.A........................    2.4

                     A $10,000 INVESTMENT COMPARED TO THE
                         MSCI EAFE INDEX SINCE 6/30/92


                                    [CHART]

            Putnam International             MSCI
                  Stock                      EAFE
                Portfolio                    Index
            --------------------            -------
6/1992           $10,000                    $10,000
6/1993            12,369                     12,028
6/1994            15,244                     14,073
6/1995            14,137                     14,306
6/1996            14,926                     16,206
6/1997            16,381                     18,286
6/1998            17,280                     19,401
6/1999            18,041                     20,879
6/2000            20,106                     24,461
6/2001            15,570                     18,687
6/2002            13,869                     16,913

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                               PUTNAM INTERNATIONAL     MSCI
                                  STOCK PORTFOLIO       EAFE
                            CLASS A  CLASS B    CLASS E INDEX
                   6 Months  - 3.8%  -4.4%/(a)/  - 3.8% -1.6%
                   1 Year    -10.9     --        -11.0  -9.5
                   3 Years   - 8.4     --           --  -6.8
                   5 Years   - 3.3     --           --  -1.6
                   10 Years    3.3     --           --   5.4

--------------------------------------------------------------------------------
 /(a)/ Since Inception date of May 1, 2002.

 The average annual return of the Class E shares from their May 1, 2001 inception date through the end of the period was -14.7%.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--99.1% OF TOTAL NET ASSETS

                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  AUSTRALIA--2.3%
          168,400 Brambles Industries, Ltd. (c)........ $     895,078
          376,682 Broken Hill Property Co. (c).........     2,184,535
           62,906 Rio Tinto, Ltd. (c)..................     1,187,253
          156,316 The News Corp., Ltd. (ADR) (c).......     3,584,326
                                                        -------------
                                                            7,851,192
                                                        -------------

                  BELGIUM--0.2%
           48,510 Dexia................................       746,450
                                                        -------------

                  CANADA--2.3%
          124,300 Abitibi Consolidated, Inc............     1,147,485
           30,900 Canadian National Railway Co.........     1,628,522
          120,859 Sun Life Financial Services, Inc. (b)     2,619,792
           80,870 Suncor Energy, Inc...................     1,416,437
           40,899 Toronto Dominion Bank................       967,335
                                                        -------------
                                                            7,779,571
                                                        -------------

                  DENMARK--1.3%
          184,335 Den Danske Bank......................     3,388,264
           31,280 Tele Danmark A/S.....................       863,475
                                                        -------------
                                                            4,251,739
                                                        -------------

                  FINLAND--1.1%
           49,500 Nokia AB Oyj.........................       723,136
          132,429 Stora Enso Oyj.......................     1,852,390
           43,500 Tietoenator Oyj (c)..................     1,072,003
                                                        -------------
                                                            3,647,529
                                                        -------------

                  FRANCE--13.6%
           40,296 Accor S.A. (c).......................     1,631,374
           76,698 BNP Paribas S.A. (c).................     4,233,883
           99,430 Bouygues S.A. (b) (c)................     2,772,791
            8,869 Groupe Danone (c)....................     1,216,972
          134,762 Havas Advertising (c)................       827,603
           32,330 Lafarge S.A..........................     3,218,799
           18,070 Peugoet S.A. (c).....................       936,047
          132,596 Sanofi-Synthelabo S.A. (c)...........     8,051,521
           54,087 Society General de France S.A........     3,556,195
           50,717 Television Francaise S.A. (c)........     1,355,345
          103,920 Total Fina S.A.......................    16,840,995
           38,630 Vivendi Environnement................     1,189,985
                                                        -------------
                                                           45,831,510
                                                        -------------

                  GERMANY--6.8%
           14,725 Allianz Holdings AG..................     2,967,626
          101,720 BASF AG (c)..........................     4,727,754
           97,545 Bayerische Motoren Werke AG..........     3,952,931
           15,451 Bayerishe Hypo-und Vereinsbank AG....       502,617
          130,951 Deutsche Post AG.....................     1,689,722
           59,343 Metro AG (c).........................     1,822,193
           30,694 Muenchener Ruckverssicherungs AG (c).     7,261,587
                                                        -------------
                                                           22,924,430
                                                        -------------

                                                           VALUE
           SHARES                                        (NOTE 1A)
           ---------------------------------------------------------

                   HONG KONG--1.6%
           404,400 Cheung Kong Holdings, Ltd.......... $   3,370,108
           424,347 Hong Kong & China Gas Co., Ltd.....       565,814
           435,500 Hong Kong Electric Co., Ltd........     1,627,594
                                                       -------------
                                                           5,563,516
                                                       -------------

                   IRELAND--1.9%
           173,781 Allied Irish Banks, Plc............     2,285,204
            64,800 Bank of Ireland....................       803,567
           188,913 CRH, Plc...........................     3,156,446
                                                       -------------
                                                           6,245,217
                                                       -------------

                   ITALY--1.3%
            44,800 Mediaset SpA (c)...................       346,227
           306,756 Sao Paolo Imi SpA (c)..............     3,072,229
           155,926 Telecom Italia SpA (c).............       825,390
                                                       -------------
                                                           4,243,846
                                                       -------------

                   JAPAN--15.2%
            18,700 Acom Co., Ltd......................     1,277,713
            14,300 Advantest (c)......................       889,985
            15,700 Asatsu, Inc........................       341,860
            95,000 Canon, Inc.........................     3,590,289
                61 East Japan Railway, Ltd............       285,496
             4,400 Fast Retailing Co., Ltd............        95,441
            71,000 Fuji Photo Film Co.................     2,292,329
               293 Fuji Television Network, Inc.......     1,693,981
            81,400 Honda Motor Co.....................     3,300,413
                 8 Japan Tobacco, Inc.................        53,660
            59,000 Kao Corp...........................     1,358,528
           108,000 Matsushita Electric Works, Ltd. (c)       774,872
             4,334 NTT DoCoMo.........................    10,666,416
           389,000 Nikko Securities, Ltd..............     1,963,417
            11,600 Nintendo Co........................     1,708,088
             4,560 Nippon Television Network Corp.....     1,017,264
            48,000 Olympus Optical Co.................       670,354
            18,100 Orix Corp..........................     1,460,201
             6,900 Rohm Co............................     1,029,834
            64,000 Sankyo Co..........................       870,312
            51,000 Shionogi & Co......................       650,557
            81,700 Sony Corp..........................     4,314,529
           590,000 Tokyo Gas Co. (c)..................     1,639,094
           348,300 Toyota Motor Corp..................     9,240,345
                                                       -------------
                                                          51,184,978
                                                       -------------

                   MEXICO--0.0%
            57,000 BBVA Banco BHIF....................        46,471
                                                       -------------

                   NETHERLAND ANTILLES--0.0%
            11,200 Merrill Lynch......................       126,178
                                                       -------------

                See accompanying notes to financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  NETHERLANDS--4.8%
           53,158 Akzo Nobel NV......................... $   2,310,338
          456,206 ING Bank NV...........................    11,692,332
           92,205 TNT Post Groep NV.....................     2,078,679
                                                         -------------
                                                            16,081,349
                                                         -------------

                  PORTUGAL--0.3%
          132,605 Portugal Telecom S.A..................       934,615
                                                         -------------

                  SINGAPORE--1.3%
          134,586 DBS Group Holdings, Inc...............       944,864
          223,850 Overseas-Chinese Banking Corp.........     1,482,828
           79,000 Singapore Press Holdings, Ltd.........       890,078
          137,000 United Overseas Bank..................       985,081
                                                         -------------
                                                             4,302,851
                                                         -------------

                  SOUTH KOREA--0.3%
            4,960 SK Telecom............................     1,111,155
                                                         -------------

                  SPAIN--0.9%
           50,140 Altadis S.A...........................     1,032,993
          129,800 Iberdrola S.A. (c)....................     1,887,268
                                                         -------------
                                                             2,920,261
                                                         -------------

                  SWEDEN--3.2%
          390,626 Investor AB (c).......................     3,413,414
          895,671 LM Ericsson Telephone.................     1,351,435
          191,090 Nordic Baltic Holding.................     1,037,146
           70,078 Sandvik AB (c)........................     1,745,807
           56,733 Securitas AB (c)......................     1,163,937
          145,450 Svenska Handelsbanken (c).............     2,218,309
                                                         -------------
                                                            10,930,048
                                                         -------------

                  SWITZERLAND--8.0%
          247,000 ABB, Ltd. (c).........................     2,194,267
           32,630 Ciba Specialty Chemicals Holding, Inc.     2,608,869
           10,934 Holcim, Ltd. (Class B) (c)............     2,503,494
            5,370 Julius Baer Holding Beare.............     1,539,172
           30,326 Nestle S.A............................     7,055,395
          111,676 Novartis AG...........................     4,900,566
          141,889 Richemont Cie Finance AG..............     3,220,210
           27,080 Swatch Group AG (c)...................       511,098
           13,550 Swatch Group AG (Class B).............     1,203,738
              255 Syngenta AG...........................        15,293
            1,164 Synthes Stratec.......................       710,184
           10,310 UBS AG................................       517,401
                                                         -------------
                                                            26,979,687
                                                         -------------

                  UNITED KINGDOM--21.2%
          104,000 Abbey National, Plc...................     1,224,111
            6,200 Allied Irish Banks, Plc...............        82,202
          297,817 AstraZeneca Group, Plc................    12,332,456
          224,542 BAE Systems, Inc......................     1,146,866

                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

                UNITED KINGDOM--(CONTINUED)
         44,988 BOC Group, Plc............................. $     698,942
         87,000 Barclays, Plc..............................       732,198
        233,500 Billiton, Plc..............................     1,272,721
        206,400 Brambles Industries, Ltd...................     1,032,963
         86,400 British America Tobacco, Plc...............       928,695
         46,200 British Sky Broadcasting Group, Plc........       443,060
        258,000 Cadbury Schweppes, Plc.....................     1,933,364
        330,077 Compass Group..............................     2,002,943
        206,000 Diageo, Plc................................     2,675,945
        509,900 Dixons Group, Plc..........................     1,486,814
        391,323 GlaxoSmithKline, Plc.......................     8,460,225
         97,517 HSBC Holdings, Plc.........................     1,121,786
        212,500 Hilton Group, Plc..........................       739,503
         36,624 Rio Tinto, Ltd.............................       671,741
        419,349 Scottish Power, Plc........................     2,255,345
      1,338,837 Shell Transportation & Trading Co..........    10,104,230
        122,286 Smiths Industries, Plc.....................     1,588,498
        334,345 South African Breweries, Plc...............     2,617,614
        987,943 Tesco, Plc.................................     3,592,449
        165,739 United Business Media, Plc.................     1,099,219
      5,873,377 Vodafone AirTouch, Plc.....................     8,059,363
        358,043 WPP Group, Plc.............................     3,024,233
                                                            -------------
                                                               71,327,486
                                                            -------------

                UNITED STATES--11.5%
         30,300 Banco Bradesco S.A. (c)....................       598,425
         21,900 Banco Itau S.A. (c)........................       613,200
         67,722 Cemex S.A. (c).............................     1,785,160
         26,200 Companhia Vale do Rio Doce (ADR)...........       724,954
         27,300 Companhia Vale do Rio Doce (Class A) (ADR).       708,435
         64,277 Companhia de Bebidas das Americas (ADR) (c)       998,865
         23,900 Fomento Economico Mexicano.................       937,358
         29,496 Grupo Television S.A. (ADR)................     1,102,560
         30,178 Gucci Group NV (ADR).......................     2,855,141
        184,850 KT Corp. (ADR) (c).........................     4,002,002
         14,200 Kookmin Bank...............................       697,930
        240,350 Korea Electric Power Corp. (ADR) (c).......     2,516,464
         31,800 Korea Tobacco & Ginseng Corp. (144A).......       206,700
        118,757 Petroleo Brasileiro S.A. (ADR).............     2,239,757
         57,935 Posco......................................     1,579,887
         44,400 SK Telecom, Ltd. (ADR) (c).................     1,100,676
         82,210 Samsung Electronics, Ltd. (144A) (ADR).....    11,287,433
         71,634 Telefonos de Mexico S.A. (ADR) (c).........     2,298,019
         20,000 Teva Pharmaceutical Industries, Ltd. (ADR).     1,335,600
          9,100 UBS AG (144A)..............................       613,826
         34,300 Unibanco-Uniao de Banco (ADR) (c)..........       565,950
                                                            -------------
                                                               38,768,342
                                                            -------------
                Total Common Stocks
                 (Identified Cost $361,893,603)............   333,798,421
                                                            -------------

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

SHORT TERM INVESTMENT--1.2%


   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
--------------------------------------------------------------------------------

           BANKS--1.2%
$4,047,000 UBS Finance, Inc. 1.920%, 07/01/02..................... $  4,047,000
                                                                   ------------
           Total Short Term Investment (Identified Cost
            $4,047,000)...........................................    4,047,000
                                                                   ------------
           Total Investments--100.3% (Identified Cost
            $365,940,603) (a).....................................  337,845,421
           Other assets less liabilities..........................   (1,165,426)
                                                                   ------------
           TOTAL NET ASSETS--100%................................. $336,679,995
                                                                   ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $365,940,603 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 20,299,118
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (48,394,300)
                                                               ------------
   Net unrealized depreciation................................ $(28,095,182)
                                                               ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $25,329,821 with cash collateral backing valued at $23,626,662 and securities collateral backing valued at $2,417,081.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $12,107,959 or 3.6% of net assets.

                  TEN LARGEST INDUSTRIES AS OF   PERCENTAGE OF
                  JUNE 30, 2002                 TOTAL NET ASSETS
                  ----------------------------  ----------------
                   1    Communication Services        13.5%
                   2    Drugs & Health Care           11.3
                   3    Banks                         10.9
                   4    Insurance                      6.5
                   5    Food & Beverages               5.2
                   6    Automobiles                    5.2
                   7    Gas & Oil Exploration          5.0
                   8    Industrial Machinery           3.9
                   9    Domestic Oil                   3.4
                  10    Financial Services             3.2

                See accompanying notes to financial statements.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value.....................             $337,845,421
       Receivable for:
        Securities sold.........................                3,595,662
        Fund shares sold........................                  389,801
        Open forward currency contracts--net....                3,179,071
        Dividends and interest..................                  425,147
        Foreign taxes...........................                  354,406
        Collateral for securities loaned........               25,813,159
                                                             ------------
         Total Assets...........................              371,602,667
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,644,271
        Securities purchased....................   2,680,124
        Open forward currency contracts--net....   3,179,071
        Withholding taxes.......................      39,749
        Due to custodian and subcustodian
         bank...................................     986,150
        Miscellaneous...........................         936
        Return of collateral for securities
         loaned.................................  25,813,159
       Accrued expenses:
        Management fees.........................     247,986
        Other expenses..........................     331,226
                                                 -----------
         Total Liabilities......................               34,922,672
                                                             ------------
     NET ASSETS.................................             $336,679,995
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $438,479,371
        Undistributed net investment income.....                1,664,393
        Accumulated net realized gains
         (losses)...............................              (75,413,045)
        Unrealized appreciation (depreciation)
         on investments and foreign currency....              (28,050,724)
                                                             ------------
     NET ASSETS.................................             $336,679,995
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($328,351,234 divided by
      36,280,873 shares of beneficial interest).             $       9.05
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($956 divided by 106 shares of
      beneficial interest)......................             $       8.98
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($8,327,805 divided by 924,994
      shares of beneficial interest)............             $       9.00
                                                             ============
     Identified cost of investments.............             $365,940,603
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

  INVESTMENT INCOME
    Dividends..................................               $  4,132,267 (a)
    Interest...................................                    180,089 (b)
                                                              ------------
                                                                 4,312,356
  EXPENSES
    Management fees............................ $  1,553,268
    Service and distribution fees--Class E.....        3,670
    Directors' fees and expenses...............        5,677
    Custodian..................................      278,788
    Audit and tax services.....................        9,163
    Legal......................................          970
    Printing...................................      170,877
    Insurance..................................        2,106
    Miscellaneous..............................        3,165
                                                ------------
    Total expenses before reductions...........    2,027,684
    Expense reductions.........................      (13,340)    2,014,344
                                                ------------  ------------
  NET INVESTMENT INCOME........................                  2,298,012
                                                              ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
     Investments--net..........................  (18,544,783)
     Foreign currency transactions--net........   (4,402,787)  (22,947,570)
                                                ------------
    Unrealized appreciation (depreciation) on:
     Investments--net..........................    9,098,745
     Foreign currency transactions--net........       64,604     9,163,349
                                                ------------  ------------
  Net gain (loss)..............................                (13,784,221)
                                                              ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.............................               $(11,486,209)
                                                              ============

(a) Net of foreign taxes of $485,873
(b)Income on securities loaned $103,607

                See accompanying notes to financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                         SIX MONTHS
                                                                           ENDED       YEAR ENDED
                                                                          JUNE 30,    DECEMBER 31,
                                                                            2002          2001
                                                                        ------------  ------------
FROM OPERATIONS
  Net investment income................................................ $  2,298,012  $  2,735,223
  Net realized gain (loss).............................................  (22,947,570)  (48,393,961)
  Unrealized appreciation (depreciation)...............................    9,163,349   (38,718,326)
                                                                        ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....................  (11,486,209)  (84,377,064)
                                                                        ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A............................................................   (2,766,207)   (1,008,310)
    Class E............................................................      (41,496)            0
                                                                        ------------  ------------
                                                                          (2,807,703)   (1,008,310)
                                                                        ------------  ------------
   Net realized gain
    Class A............................................................            0   (13,073,256)
                                                                        ------------  ------------
                                                                                   0   (13,073,256)
                                                                        ------------  ------------
  TOTAL DISTRIBUTIONS..................................................   (2,807,703)  (14,081,566)
                                                                        ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS....    8,353,932    12,559,751
                                                                        ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..............................   (5,939,980)  (85,898,879)
NET ASSETS
  Beginning of the period..............................................  342,619,975   428,518,854
                                                                        ------------  ------------
  End of the period.................................................... $336,679,995  $342,619,975
                                                                        ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME END OF THE PERIOD $  1,664,393  $  2,174,084
                                                                        ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                                      JUNE 30, 2002              DECEMBER 31, 2001
                                                               --------------------------  -----------------------------
                                                                  SHARES          $           SHARES            $
                                                               -----------  -------------  ------------  ---------------
CLASS A
  Sales.......................................................  46,769,805  $ 433,955,374   113,849,758  $ 1,165,083,321
  Reinvestments...............................................     288,748      2,766,207     1,315,960       14,081,566
  Redemptions................................................. (46,662,162)  (434,773,291) (113,873,512)  (1,168,763,616)
                                                               -----------  -------------  ------------  ---------------
  Net increase (decrease).....................................     396,391  $   1,948,290     1,292,206  $    10,401,271
                                                               ===========  =============  ============  ===============
CLASS B
  Sales.......................................................         106  $       1,000             0  $             0
                                                               -----------  -------------  ------------  ---------------
  Net increase (decrease).....................................         106  $       1,000             0  $             0
                                                               ===========  =============  ============  ===============
CLASS E
  Sales.......................................................     839,328  $   7,770,096       243,695  $     2,260,187
  Reinvestments...............................................       4,354         41,496             0                0
  Redemptions.................................................    (151,331)    (1,406,950)      (11,052)        (101,707)
                                                               -----------  -------------  ------------  ---------------
  Net increase (decrease).....................................     692,351  $   6,404,642       232,643  $     2,158,480
                                                               ===========  =============  ============  ===============
  Increase (decrease) derived from capital share transactions.   1,088,848  $   8,353,932     1,524,849  $    12,559,751
                                                               ===========  =============  ============  ===============

                See accompanying notes to financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 PUTNAM INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                          CLASS A
                                              --------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                   YEAR ENDED DECEMBER 31,
                                                JUNE 30,    ------------------------------------------------
                                                  2002        2001      2000      1999      1998      1997
                                              ----------    --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $   9.49     $  12.39  $  13.87  $  14.14  $  11.67  $  11.95
                                               --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................      0.06         0.08      0.02      0.13      0.13      0.10
 Net realized and unrealized gain (loss) on
   investments...............................     (0.42)       (2.57)    (1.42)     2.05      2.50     (0.38)
                                               --------     --------  --------  --------  --------  --------
 Total from investment operations............     (0.36)       (2.49)    (1.40)     2.18      2.63     (0.28)
                                               --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income....     (0.08)       (0.03)    (0.08)    (0.13)    (0.16)     0.00
 Distributions from net realized capital
   gains.....................................      0.00        (0.38)     0.00     (2.32)     0.00      0.00
                                               --------     --------  --------  --------  --------  --------
 Total distributions.........................     (0.08)       (0.41)    (0.08)    (2.45)    (0.16)     0.00
                                               --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD...............  $   9.05     $   9.49  $  12.39  $  13.87  $  14.14  $  11.67
                                               ========     ========  ========  ========  ========  ========
TOTAL RETURN (%).............................      (3.8)(b)    (20.6)    (10.1)     16.4      22.6      (2.3)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      1.17 (c)     1.16        --        --        --        --
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....      1.17 (c)     1.14      1.09      0.97      1.02      1.03
Ratio of Net Investment Income to Average
 Net Assets (%)..............................      1.33 (c)     0.73      0.25      0.95      0.87      0.77
Portfolio Turnover Rate (%)..................        50 (c)       68       166        87       156       182
Net assets, end of period (000)..............  $328,351     $340,426  $428,519  $317,831  $297,381  $267,089

                                                 CLASS B               CLASS E
                                              -------------- -----------------------
                                              MAY 1, 2002(A) SIX MONTHS   MAY 1, 2001(A)
                                                 THROUGH       ENDED         THROUGH
                                                 JUNE 30,     JUNE 30,     DECEMBER 31,
                                                   2002         2002           2001
                                              -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $ 9.39       $ 9.43         $10.91
                                                  ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.02         0.07           0.00
 Net realized and unrealized gain (loss) on
   investments...............................      (0.43)       (0.43)         (1.48)
                                                  ------       ------         ------
 Total from investment operations............      (0.41)       (0.36)         (1.48)
                                                  ------       ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income....       0.00        (0.07)          0.00
                                                  ------       ------         ------
 Total distributions.........................       0.00        (0.07)          0.00
                                                  ------       ------         ------
NET ASSET VALUE, END OF PERIOD...............     $ 8.98       $ 9.00         $ 9.43
                                                  ======       ======         ======
TOTAL RETURN (%).............................       (4.4)(b)     (3.8)(b)      (13.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........       1.42 (c)     1.32 (c)       1.31 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       1.42 (c)     1.32 (c)       1.30 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................       1.08 (c)     1.56 (c)      (0.17)(c)
Portfolio Turnover Rate (%)..................         50 (c)       50 (c)         68 (c)
Net assets, end of period (000)..............     $    1       $8,328         $2,194

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  3/3/97

 ASSET CLASS
 LARGE CAP
 STOCKS/
 INTERNATIONAL
 STOCKS

   NET ASSETS
 $173.1 MILLION

    PORTFOLIO
     MANAGER
WILLIAM E. HOLZER
 NICHOLAS BRATT
STEVE M. WREFORD


PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Class A shares of the Scudder Global Equity Portfolio returned -4.8%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) World Index/14/, which returned -8.8% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Global Equity Funds/15/, was -7.0% for the same period. The Portfolio's performance was helped by holdings in gold stocks, government bonds, and by an overweight exposure to material producers. It was hurt by exposure to technology and biotech. However, underweight exposure to technology and telecommunications helped relative performance.

PORTFOLIO ACTIVITY
Corporate governance and geopolitical concerns masked the real issue facing equity investors--a lower return environment, as balance sheets are repaired, as regulation increases to improve security and predictability, and as wealth is shared rather than created. Structurally the US economy is predicated upon a strong dollar; its weakness will accelerate the transition for which the portfolio is positioned. One of our investment themes focuses on knowledge based wealth creation with biotech (Immunex, Serono) or networks (Ebay. Sabre). Genentech was added on weakness. Another theme focuses on the survival of scale driven businesses as they deleverage--pharmaceutical and oil industry dominators (Novartis, Exxon Mobil), technology and telecommunications industry consolidators (EMC, Intel, Vodafone), and the rational materials industry
(RTZ). A third theme seeks long-term predictable returns through heavy asset businesses (EON, Exelon) and Public/Private partnerships (Vinci, ASF). Finally the portfolio remains exposed to safety assets such as goldmines (Barrick, Newmont) and restructuring in Japan (Sony, MEI).

PORTFOLIO OUTLOOK
Government will play a larger part in the economy not only for corporate governance and geopolitical reasons. Other factors are: first, savings have been invested in markets that are very large and hard to control. Government is the ultimate agent of risk transfer. The notion of moral hazard is well established. Second, dominant companies have emerged in the new technology and telecommunications industries. As they slow down change and their industries consolidate, so government will have to regulate to ensure that benefits are shared through all of society. Third, the "Auction Economy" has failed to produce long-term intergenerational assets. Government is the agent of intergenerationality. Fourth, linking all of these factors is the tyranny of demographics. The aging baby boom generation requires security, predictability, and income. An increasingly leveraged, and therefore risky, economic system emerged as political risk retreated in the 1990's. The re-emergence of political risk, the consequences of financial excess, the maturing of the new technologies, and the aging of the baby boomers are combining to define a new cycle. Its main aspects will be lower risk tolerance, more market regulation, and therefore, lower returns. In the immediate future, the focus will be on government, corporate and securitized bond markets. Growth and returns will be dependent on the diffusion of the new technologies throughout the economy, and the more efficient exploitation if their inherent productivity gains. The portfolio must seek to balance the difficult transition that is facing the majority of market capitalization with the next generation of wealth creation, and identifiable steady streams of income as they emerge.
                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                 % OF TOTAL
                     SECURITY                    NET ASSETS
                     --------------------------------------
                     FEDERAL REPUBLIC OF GERMANY    7.1%
                     EXELON CORP................    1.9
                     LOCKHEED MARTIN CORP.......    1.8
                     NESTLE S.A.................    1.8
                     BARRICK GOLD CORP. (ADR)...    1.6
                     AVENTIS S.A................    1.6
                     RIO TINTO, LTD.............    1.5
                     ANADARKO PETROLEUM CORP....    1.4
                     IMMUNEX CORP...............    1.4
                     BURLINGTON RESOURCES, INC..    1.4

        A $10,000 INVESTMENT COMPARED TO MSCI WORLD INDEX SINCE 3/3/97


                                    [CHART]

       Scudder Global
      Equity Portfolio  MSCI World Index
      ----------------  ----------------
3/97       $10,000           $10,000
6/97        10,800            11,275
6/98        12,729            13,196
6/99        13,795            15,263
6/00        15,666            17,124
6/01        14,238            13,648
6/02        12,509            11,572

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                     SCUDDER GLOBAL    MSCI
                                    EQUITY PORTFOLIO   WORLD
                                   CLASS A  CLASS E    INDEX
                   6 months         - 4.8%  - 4.8%     - 8.8%
                   1 Year           -12.1   -12.2      -15.2
                   3 Years          - 3.2      --      - 8.8
                   5 Years            3.0      --        0.5
                   Since Inception    4.3   -13.4/(a)/   2.8

--------------------------------------------------------------------------------

 /(a)/ Inception date was May 1, 2001.

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--92.9% OF TOTAL NET ASSETS


                                                           VALUE
           SHARES                                        (NOTE 1A)
           ---------------------------------------------------------

                   AUSTRALIA--3.1%
           388,567 Broken Hill Property Co............. $  2,253,461
           358,700 Fosters Brewing Group, Ltd. (c).....      953,280
           433,600 WMC, Ltd............................    2,219,219
                                                        ------------
                                                           5,425,960
                                                        ------------

                   CANADA--5.1%
            29,521 Alcan Aluminum, Ltd.................    1,121,592
            42,000 Canadian National Railway Co........    2,213,525
            61,971 Encana Corp.........................    1,905,607
            69,600 Manulife Financial Corp.............    2,000,422
           122,700 Placer Dome, Inc....................    1,373,477
             3,529 Potash Corp Saskatchewan, Inc.......      235,879
                                                        ------------
                                                           8,850,502
                                                        ------------

                   FRANCE--6.1%
            41,378 Autoroutes du Sud de la France......    1,121,680
            38,505 Aventis S.A.........................    2,697,175
            27,468 Cie de Saint........................    1,230,631
           534,607 Eurotunnel (c)......................      469,020
            22,106 ST Microelectronics.................      550,223
            68,215 Suez................................    1,815,559
            29,395 Vinci (c)...........................    1,989,211
            31,848 Vivendi Universal...................      686,904
                                                        ------------
                                                          10,560,403
                                                        ------------

                   GERMANY--7.6%
            34,245 BASF AG.............................    1,591,643
            63,934 Bayer AG............................    2,045,094
            51,848 Deutsche Post AG....................      669,019
            35,999 EON Bank AG.........................    2,084,803
            12,517 Heidelberger Druck (c)..............      516,619
            44,551 Karstadt Quelle AG (c)..............    1,124,253
            34,322 Lufthansa AG........................      487,194
            24,986 MAN AG (c)..........................      526,342
            19,644 Marschollek Lauten (c)..............      611,905
            46,900 Metro AG............................    1,440,117
             8,387 Muenchener Ruckverssicherungs AG....    1,984,196
                                                        ------------
                                                          13,081,185
                                                        ------------

                   HONG KONG--1.9%
           428,000 Bank of East Asia, Ltd..............      858,771
           228,500 CLP Holdings........................      908,170
           522,000 China Mobile, Ltd...................    1,542,627
                                                        ------------
                                                           3,309,568
                                                        ------------

                   ITALY--0.5%
            99,500 Mediobanca SpA (c)..................      918,049
                                                        ------------

                   JAPAN--9.6%
            38,000 Canon, Inc..........................    1,436,116
            79,000 Chugai Pharmaceutical Co. (c).......      945,113
           103,000 Daiwa Securities Group, Inc.........      667,676
            15,800 Fanuc, Ltd..........................      793,526
            60,000 Matsushita Electric Industry Co. (c)      818,421

                                                          VALUE
            SHARES                                      (NOTE 1A)
            -------------------------------------------------------

                    JAPAN--(CONTINUED)
            191,000 Mitsubishi Estate................. $  1,561,590
             50,000 Mitsui & Co. (c)..................      334,543
            179,000 Mitsui Fudosan Co.................    1,582,947
             46,000 NEC Corp..........................      320,060
                400 NTT DoCoMo........................      984,441
             78,000 Nikko Securities, Ltd.............      393,693
             77,000 Nomura Securities.................    1,130,605
             72,000 Sankyo Co.........................      979,101
             36,300 Sony Corp. (c)....................    1,916,982
            426,000 Teijin............................    1,450,031
             52,000 Yamanouchi Pharmaceutical.........    1,349,185
                                                       ------------
                                                         16,664,030
                                                       ------------

                    NETHERLANDS--0.5%
            184,500 Koninklijke KPN NV................      862,068
                                                       ------------

                    SINGAPORE--0.5%
            121,000 DBS Group Holdings, Inc...........      849,483
                                                       ------------

                    SOUTH AFRICA--0.9%
            130,700 Gold Fields.......................    1,535,126
                                                       ------------

                    SOUTH KOREA--1.3%
             20,762 Kookmin Bank......................    1,007,898
             66,540 Korea Electric Power Corp.........    1,216,858
                                                       ------------
                                                          2,224,756
                                                       ------------

                    SWITZERLAND--4.8%
             13,130 Nestle S.A........................    3,054,717
             47,634 Novartis AG.......................    2,090,275
                600 Serono S.A........................      394,637
             20,384 Swiss Reinsurance.................    1,988,516
             13,083 Syngenta AG.......................      784,629
                                                       ------------
                                                          8,312,774
                                                       ------------

                    UNITED KINGDOM--10.4%
            219,367 Arm Holdings, Plc. (b)............      488,309
            136,345 BOC Group, Plc....................    2,118,282
             76,088 GlaxoSmithKline, Plc..............    1,644,988
            212,509 Great University Stores, Plc......    1,952,112
            269,922 National Grid Group, Plc..........    1,917,761
            159,890 Pearson, Plc......................    1,590,641
            282,264 Railtrack Group, Plc..............      841,342
            216,655 Reuters Group, Plc................    1,149,524
            142,116 Rio Tinto, Ltd....................    2,606,627
            130,909 Scottish Power, Plc...............      704,055
            258,913 Shell Transportation & Trading Co.    1,954,022
            762,173 Vodafone AirTouch, Plc............    1,045,843
                                                       ------------
                                                         18,013,506
                                                       ------------

                    UNITED STATES--40.6%
             33,000 Allegheny Energy, Inc.............      849,750
             24,000 Amerada Hess Corp.................    1,980,000
              8,100 American International Group, Inc.      552,663

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               BONDS & NOTES--7.3%

                                                              VALUE
        SHARES                                              (NOTE 1A)
        ---------------------------------------------------------------

                UNITED STATES--(CONTINUED)
         49,500 Anadarko Petroleum Corp................... $  2,440,350
         28,000 Anglo Amern Platinum Corp., Ltd. (ADR)....    1,099,941
         36,700 Aracruz Celulose S.A. (ADR)...............      734,000
         16,400 Automatic Data Processing, Inc............      714,220
        147,800 Barrick Gold Corp. (ADR)..................    2,806,722
         50,800 Boston Properties, Inc....................    2,029,460
         62,000 Burlington Resources, Inc.................    2,356,000
        147,100 Calpine Corp. (b) (c).....................    1,034,113
         49,200 Comcast Corp. (b).........................    1,172,928
         32,100 Companhia Vale do Rio Doce (Class A) (ADR)      822,090
         27,900 Compania de Minas Buenaventura............      714,240
         72,600 Conoco, Inc...............................    2,018,280
         45,700 Dow Chemical Co...........................    1,571,166
        108,100 EMC Corp. (b).............................      816,155
        109,100 Edison International, Inc.................    1,854,700
          5,000 Electronic Arts, Inc. (b).................      330,250
         44,000 Electronic Data Systems Corp..............    1,634,600
         79,200 Equity Residential Properties Trust.......    2,277,000
         61,400 Exelon Corp...............................    3,211,220
         47,200 ExxonMobil Corp...........................    1,931,424
         91,700 Flextronics International, Ltd. (b).......      653,821
         14,300 Genentech, Inc............................      479,050
         11,400 Genzyme Corp. (b).........................      219,336
         20,900 Guidant Corp. (b).........................      631,807
         43,100 Human Genome Sciences, Inc. (b)...........      577,540
        107,800 Immunex Corp. (b).........................    2,408,252
         22,300 Impala Platinum Holdings (ADR) (c)........    1,236,816
         57,600 Intel Corp................................    1,052,352
         38,100 International Paper Co....................    1,660,398
         31,500 Intuit, Inc. (b)..........................    1,566,180
         51,900 KPMG Consulting, Inc......................      771,234
          4,700 Kookmin Bank..............................      231,005
        145,052 Liberty Media Corp........................    1,450,520
         44,100 Lockheed Martin Corp......................    3,064,950
         15,700 Merck & Co., Inc..........................      795,048
         23,900 Microsoft Corp. (b).......................    1,307,330
         77,400 Newmont Mining Corp.......................    2,037,942
         87,900 PeopleSoft, Inc...........................    1,307,952
         35,500 Phillips Petroleum Co.....................    2,090,240
         25,700 Sabre Holdings Corp.......................      920,060
         78,750 Stillwater Mining Co. (b) (c).............    1,282,050
         28,500 The Chubb Corp............................    2,017,800
         22,700 The St. Paul Cos., Inc....................      883,484
        114,600 USEC, Inc.................................    1,008,480
         37,200 Unocal Corp...............................    1,374,168
         80,300 UnumProvident Corp........................    2,043,635
          6,300 Viacom, Inc. (Class B) (b)................      279,531
         32,100 Wyeth.....................................    1,643,520
          4,100 eBay, Inc. (b) (c)........................      252,642
                                                           ------------
                                                             70,198,415
                                                           ------------
                Total Common Stocks
                 (Identified Cost $175,385,868)...........  160,805,825
                                                           ------------

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                FRANCE--0.2%
    $       300 Eurotunnel Finance
                 1.000%, 04/30/40 (d)........................ $    243,973
                                                              ------------

                GERMANY--7.1%
     12,250,000 Federal Republic of Germany
                 5.000%, 02/17/06............................   12,330,228
                                                              ------------
                Total Bonds & Notes
                 (Identified Cost $11,981,824)...............
                                                                12,574,201
                                                              ------------

    SHORT TERM INVESTMENT--0.6%

                REPURCHASE AGREEMENT--0.6%
      1,104,000 State Street Corp. Repurchase Agreement dated
                 6/28/02 at 1.880% to be repurchased at
                 $1,104,173 on 07/01/02, collateralized by
                 $1,110,000 U.S. Treasury Note 3.000% due
                 01/31/04 with a value of $1,130,551.65......    1,104,000
                                                              ------------
                Total Short Term Investment
                 (Identified Cost $1,104,000)................    1,104,000
                                                              ------------
                Total Investments--100.8%
                 (Identified Cost $188,471,692) (a)..........  174,484,026
                Other assets less liabilities................   (1,373,680)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $173,110,346
                                                              ============

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2002


                                                LOCAL       AGGREGATE                UNREALIZED
                                    DELIVERY   CURRENCY       FACE        TOTAL    APPRECIATION/
CURRENCY CONTRACT                     DATE      AMOUNT        VALUE       VALUE    (DEPRECIATION)
-----------------                   -------- ------------- ----------- ----------- --------------
Japanese Yen (bought).............. 07/22/02   477,388,200 $ 3,939,984 $ 3,987,719   $  47,735
Japanese Yen (sold)................ 07/22/02 1,641,868,200  12,832,609  13,714,853    (882,244)
                                                                                     ---------
Net Unrealized Depreciation on
 Forward Currency Contracts........                                                  $(834,509)
                                                                                     =========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $188,471,692 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost.............................................. $ 17,145,301
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value............................................  (31,132,967)
                                                             ------------
     Net unrealized depreciation............................ $(13,987,666)
                                                             ============

(b)Non-Income producing security.
(c)Security held on loan. As of June 30, 2002, the market value of securities loaned was $6,096,640 with collateral backings valued at $6,273,093.
(d)Coupon with variable rate.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                                                               PERCENTAGE OF
  TEN LARGEST INDUSTRIES AT JUNE 30, 2002                     TOTAL NET ASSETS
  ---------------------------------------                     ----------------
   1  Mining.................................................       12.1%
   2  Domestic Oil...........................................        9.3
   3  Electric Utilities.....................................        6.8
   4  Chemicals..............................................        6.7
   5  Drugs & Health Care....................................        5.9
   6  Insurance..............................................        5.5
   7  Communication Services.................................        4.1
   8  Banks..................................................        2.9
   9  Retail.................................................        2.7
  10  Software...............................................        2.6

                See accompanying notes to financial statements.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value.........................            $174,484,026
      Cash.........................................                     921
      Foreign cash at value (Identified cost
       $96,914 )...................................                  96,747
      Receivable for:
       Securities sold.............................                  13,114
       Dividends and interest......................                 432,743
       Foreign taxes...............................                 136,715
       Collateral for securities loaned............               6,293,343
                                                               ------------
        Total Assets...............................             181,457,609
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  632,939
       Securities purchased........................    405,411
       Open forward currency contracts--net........    834,509
       Withholding taxes...........................      7,767
       Return of collateral for securities loaned..  6,293,343
      Accrued expenses:
       Management fees.............................     90,916
       Other expenses..............................     82,378
                                                    ----------
        Total Liabilities..........................               8,347,263
                                                               ------------
    NET ASSETS.....................................            $173,110,346
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $207,043,994
       Undistributed net investment income.........               1,108,344
       Accumulated net realized gains (losses).....             (20,249,145)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........             (14,792,847)
                                                               ------------
    NET ASSETS.....................................            $173,110,346
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($172,051,103 divided by 16,899,757
     shares of beneficial interest)................            $      10.18
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($1,059,243 divided by 104,180 shares of
     beneficial interest)..........................            $      10.17
                                                               ============
    Identified cost of investments.................            $188,471,692
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

   INVESTMENT INCOME
     Dividends..................................              $ 1,647,334 (a)
     Interest...................................                  323,086 (b)
                                                              -----------
                                                                1,970,420
   EXPENSES
     Management fees............................ $   561,739
     Service and distribution fees--Class E.....         321
     Directors' fees and expenses...............       5,677
     Custodian..................................      88,904
     Audit and tax services.....................       9,163
     Legal......................................         506
     Printing...................................      34,632
     Insurance..................................       1,092
     Miscellaneous..............................       2,289
                                                 -----------
     Total expenses.............................                  704,323
                                                              -----------
   NET INVESTMENT INCOME........................                1,266,097
                                                              -----------
   REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
      Investments--net..........................  (3,147,883)
      Foreign currency transactions--net........    (184,051)  (3,331,934)
                                                 -----------
     Unrealized appreciation (depreciation) on:
      Investments--net..........................  (5,133,770)
      Foreign currency transactions--net........  (1,447,846)  (6,581,616)
                                                 -----------  -----------
   Net gain (loss)..............................               (9,913,550)
                                                              -----------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS.............................              $(8,647,453)
                                                              ===========

(a)Net of foreign taxes of $117,130
(b)Income on securities loaned $25,556

                See accompanying notes to financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                          SIX MONTHS
                                                            ENDED       YEAR ENDED
                                                           JUNE 30,    DECEMBER 31,
                                                             2002          2001
                                                         ------------  ------------
FROM OPERATIONS
 Net investment income.................................. $  1,266,097  $  5,555,277
 Net realized gain (loss)...............................   (3,331,934)  (17,013,515)
 Unrealized appreciation (depreciation).................   (6,581,616)  (23,632,527)
                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......   (8,647,453)  (35,090,765)
                                                         ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.............................................   (2,874,862)   (4,485,808)
    Class E.............................................       (7,723)            0
                                                         ------------  ------------
                                                           (2,882,585)   (4,485,808)
                                                         ------------  ------------
   Net realized gain
    Class A.............................................            0   (18,251,081)
                                                         ------------  ------------
 TOTAL DISTRIBUTIONS....................................   (2,882,585)  (22,736,889)
                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS.........................................    1,297,193    29,817,033
                                                         ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS................  (10,232,845)  (28,010,621)

NET ASSETS
 Beginning of the period................................  183,343,191   211,353,812
                                                         ------------  ------------
 End of the period...................................... $173,110,346  $183,343,191
                                                         ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period...................................... $  1,108,344  $  2,724,832
                                                         ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                  SIX MONTHS ENDED             YEAR ENDED
                                                    JUNE 30, 2002           DECEMBER 31, 2001
                                              ------------------------  ------------------------
                                                SHARES          $         SHARES          $
                                              ----------  ------------  ----------  ------------
CLASS A
 Sales.......................................    778,993  $  8,325,689   1,892,515  $ 22,548,263
 Reinvestments...............................    265,454     2,874,862   1,901,078    22,736,889
 Redemptions................................. (1,029,968)  (10,964,759) (1,366,456)  (15,514,646)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................     14,479  $    235,792   2,427,137  $ 29,770,506
                                              ==========  ============  ==========  ============
CLASS E
 Sales.......................................    117,211  $  1,249,106       4,320  $     46,615
 Reinvestments...............................        714         7,723           0             0
 Redemptions.................................    (18,057)     (195,428)         (8)          (88)
                                              ----------  ------------  ----------  ------------
 Net increase (decrease).....................     99,868  $  1,061,401       4,312  $     46,527
                                              ==========  ============  ==========  ============
 Increase (decrease) derived from capital
   share transactions........................    114,347  $  1,297,193   2,431,449  $ 29,817,033
                                              ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)





                                                                                            CLASS A
                                                             -----------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED              YEAR ENDED DECEMBER 31,
                                                               JUNE 30,    --------------------------------------
                                                                 2002        2001      2000      1999      1998
                                                             ----------    --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  10.86     $  14.62  $  14.91  $  12.38  $  10.85
                                                              --------     --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.07         0.35      0.18      0.14      0.16
 Net realized and unrealized gain (loss) on investments.....     (0.58)       (2.55)    (0.42)     2.93      1.57
                                                              --------     --------  --------  --------  --------
 Total from investment operations...........................     (0.51)       (2.20)    (0.24)     3.07      1.73
                                                              --------     --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.17)       (0.31)    (0.01)    (0.07)    (0.16)
 Distributions from net realized capital gains..............      0.00        (1.25)    (0.04)    (0.47)    (0.04)
                                                              --------     --------  --------  --------  --------
 Total distributions........................................     (0.17)       (1.56)    (0.05)    (0.54)    (0.20)
                                                              --------     --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..............................  $  10.18     $  10.86  $  14.62  $  14.91  $  12.38
                                                              ========     ========  ========  ========  ========
TOTAL RETURN (%)............................................      (4.8)(b)    (16.1)     (1.6)     25.2      16.0
Ratio of operating expenses to average net assets (%).......      0.78 (c)     0.80      0.78      0.87      0.96
Ratio of net investment income to average net assets (%)....      1.41 (c)     2.90      1.43      1.23      1.61
Portfolio turnover rate (%).................................        15 (c)       36        58        54        51
Net assets, end of period (000).............................  $172,051     $183,296  $211,354  $171,714  $113,715
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................        --           --        --        --      1.01


                                                             MARCH 3, 1997(A)
                                                                 THROUGH
                                                               DECEMBER 31,
                                                                   1997
                                                             ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................        0.10
 Net realized and unrealized gain (loss) on investments.....        0.86
                                                                 -------
 Total from investment operations...........................        0.96
                                                                 -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................       (0.10)
 Distributions from net realized capital gains..............       (0.01)
                                                                 -------
 Total distributions........................................       (0.11)
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.85
                                                                 =======
TOTAL RETURN (%)............................................         9.6 (b)
Ratio of operating expenses to average net assets (%).......        0.78 (c)
Ratio of net investment income to average net assets (%)....        1.66 (c)
Portfolio turnover rate (%).................................          36 (c)
Net assets, end of period (000).............................     $60,712
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................        1.14 (c)

                                                                            CLASS E
                                                                  -----------------------
                                                                  SIX MONTHS   MAY 1, 2001(A)
                                                                    ENDED         THROUGH
                                                                   JUNE 30,     DECEMBER 31,
                                                                     2002           2001
                                                                  ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................   $10.85         $12.21
                                                                    ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........................................     0.13           0.00
 Net realized and unrealized gain (loss) on investments..........    (0.64)         (1.36)
                                                                    ------         ------
 Total from investment operations................................    (0.51)         (1.36)
                                                                    ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income........................    (0.17)          0.00
                                                                    ------         ------
 Total distributions.............................................    (0.17)          0.00
                                                                    ------         ------
NET ASSET VALUE, END OF PERIOD...................................   $10.17         $10.85
                                                                    ======         ======
TOTAL RETURN (%).................................................     (4.8)(b)      (11.1)(b)
Ratio of operating expenses to average net assets (%)............     0.94 (c)       0.95 (c)
Ratio of net investment income to average net assets (%).........     1.76 (c)       0.97 (c)
Portfolio turnover rate (%)......................................       15 (c)         36 (c)
Net assets, end of period (000)..................................   $1,059         $   47

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2002--(UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified open end investment company. The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT SECURITY VALUATION:

   Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price (except for the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. INVESTMENT SECURITY TRANSACTIONS:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

   foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C. FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2001, the following portfolios had capital loss carryovers.

                                                       EXPIRING    EXPIRING  EXPIRING
PORTFOLIO                                  TOTAL       12/31/09    12/31/08  12/31/07
---------                               ------------ ------------ ---------- --------
Lehman Brothers Aggregate Bond Index... $  2,582,127 $    798,143 $1,343,164 $440,820
Putnam Large Cap Growth................   20,800,247   19,562,270  1,237,977        0
Scudder Global Equity..................   16,152,074   16,152,074          0        0
T. Rowe Price Large Cap Growth.........   26,706,946   26,706,946          0        0
Janus Mid Cap..........................  635,905,206  635,905,206          0        0
T. Rowe Price Small Cap Growth.........   25,542,676   25,542,676          0        0
MetLife Mid Cap Stock Index............      271,520      271,520          0        0
State Street Research Aggressive Growth  381,539,327  381,539,327          0        0
State Street Research Investment Trust.  253,425,660  253,425,660          0        0
State Street Research Diversified......  108,547,627  108,547,627          0        0
Janus Growth...........................    1,120,173    1,120,173          0        0
Franklin Templeton Small Cap Growth....      226,602      226,602          0        0
Morgan Stanley EAFE Index..............    2,822,295    2,822,295          0        0
Putnam International Stock.............   44,917,207   44,917,207          0        0

D. FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

F. REPURCHASE AGREEMENTS:

   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

G. ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. EXPENSE REDUCTIONS:

   Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

I. "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

J. CHANGE IN ACCOUNTING POLICY:

   The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and effective January 1, 2001 began amortizing premiums on debt securities.

   The effect of this change for the Lehman Brothers Aggregate Bond Index Portfolio, the State Street Research Diversified Portfolio and the Scudder Global Equity Portfolio for the year ended December 31, 2001, was to make the following reclassifications.

                                              NET UNREALIZED
                                              APPRECIATION/         NET               NET
PORTFOLIO                                     (DEPRECIATION) INVESTMENT INCOME REALIZED GAIN/LOSS
---------                                     -------------- ----------------- ------------------
Lehman Brothers Aggregate Bond Index
 Portfolio...................................    $560,826       $  (650,327)       $   89,501
State Street Research Diversified Portfolio..     458,932        (2,311,324)        1,852,392
Scudder Global Equity Portfolio..............      25,338           (43,205)           17,867

2. PURCHASES AND SALES:

   For the six months ended June 30, 2002, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                                      PURCHASES                   SALES
                                              ------------------------- -------------------------
                                                  U.S.                      U.S.
PORTFOLIO                                      GOVERNMENT     OTHER      GOVERNMENT     OTHER
---------                                     ------------ ------------ ------------ ------------
State Street Research Investment Trust....... $          0 $766,966,540 $          0 $852,468,675
State Street Research Diversified............  362,759,434  770,030,756  383,215,112  877,127,233
State Street Research Aggressive Growth......            0  564,311,543            0  613,050,770
MetLife Stock Index..........................            0   78,637,819            0   25,473,448
Putnam International Stock...................            0   90,897,731            0   84,863,210
Janus Mid Cap................................            0  463,463,560            0  458,684,340
T. Rowe Price Small Cap Growth...............            0   63,781,460            0   68,089,016
Scudder Global Equity........................            0   18,851,595            0   13,282,271
Harris Oakmark Large Cap Value...............            0  107,468,835            0   37,894,222
Neuberger Berman Partners Mid Cap Value......            0   99,599,269            0   80,022,260
T. Rowe Price Large Cap Growth...............            0   45,090,924            0   40,046,785
Lehman Brothers Aggregate Bond Index.........  135,954,530   38,041,123   84,747,379   18,653,655
Morgan Stanley EAFE Index....................            0   33,977,150            0   16,869,024
Russell 2000 Index...........................            0   85,763,159            0   61,611,324
Putnam Large Cap Growth......................            0   17,230,462            0   11,986,985
State Street Research Aurora.................            0  160,119,308            0   22,074,210
MetLife Mid Cap Stock Index..................            0   70,415,357            0   29,686,758
Janus Growth.................................            0   19,336,948            0   12,089,529
Franklin Templeton Small Cap Growth..........            0   13,485,465            0    3,355,103
State Street Research Large Cap Value........            0    7,600,060            0    1,520,833

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS: MetLife Advisers, LLC. (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                                                                    MANAGEMENT FEES
                                                                       EARNED BY
                                                                    METLIFE ADVISERS   ANNUAL
                                                                      FOR THE SIX    PERCENTAGE
                                                                      MONTHS ENDED   RATES PAID
PORTFOLIO                                                            JUNE 30, 2002   TO ADVISER
---------                                                           ---------------- ----------
State Street Research Investment Trust.............................    $5,395,186      0.550%
                                                                                       0.500%
                                                                                       0.450%
State Street Research Diversified..................................     4,760,510      0.500%
                                                                                       0.450%
                                                                                       0.400%
State Street Research Aggressive Growth............................     3,509,333      0.750%
                                                                                       0.700%
                                                                                       0.650%
MetLife Stock Index................................................     4,441,050      0.250%
Putnam International Stock.........................................     1,553,268      0.900%
                                                                                       0.850%
                                                                                       0.800%
Janus Mid Cap......................................................     3,190,427      0.750%
                                                                                       0.700%
                                                                                       0.650%
T. Rowe Price Small Cap Growth.....................................       735,541      0.550%
                                                                                       0.500%
                                                                                       0.450%
Scudder Global Equity..............................................       561,739      0.900%
                                                                                       0.550%
                                                                                       0.500%
                                                                                       0.475%
Harris Oakmark Large Cap Value.....................................       942,708      0.750%
                                                                                       0.700%
Neuberger Berman Partners Mid Cap Value............................       600,620      0.700%
                                                                                       0.675%
                                                                                       0.650%
                                                                                       0.625%
                                                                                       0.600%
T. Rowe Price Large Cap Growth.....................................       517,196      0.700%
                                                                                       0.600%
Lehman Brothers Aggregate Bond Index...............................       371,295      0.250%
Morgan Stanley EAFE Index..........................................       184,742      0.300%
Russell 2000 Index.................................................       199,482      0.250%
Putnam Large Cap Growth............................................       213,279      0.800%
                                                                                       0.750%
                                                                                       0.700%
State Street Research Aurora.......................................     1,670,357      0.850%
                                                                                       0.800%
                                                                                       0.750%
MetLife Mid Cap Stock Index........................................       152,454      0.250%
Janus Growth.......................................................        64,733      0.800%
                                                                                       0.750%
                                                                                       0.700%
Franklin Templeton Small Cap Growth................................        76,865      0.900%
                                                                                       0.850%
State Street Research Large Cap Value (May 1, 2002 - June 30, 2002)         6,440      0.700%
                                                                                       0.650%
                                                                                       0.600%


                                                                                  BASED ON
                                                                             PORTFOLIOS AVERAGE
                                                                              DAILY NET ASSET
PORTFOLIO                                                                       VALUE LEVELS
---------                                                           ------------------------------------
State Street Research Investment Trust............................. Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
State Street Research Diversified.................................. Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
State Street Research Aggressive Growth............................ Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
MetLife Stock Index................................................ Of all assets
Putnam International Stock......................................... Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
Janus Mid Cap...................................................... Of the first $100 million
                                                                    Of the next $400 million
                                                                    On amounts in excess of $500 million
T. Rowe Price Small Cap Growth..................................... Of the first $100 million
                                                                    Of the next $300 million
                                                                    On amounts in excess of $400 million
Scudder Global Equity.............................................. Of the first $50 million
                                                                    Of the next $50 million
                                                                    Of the next $400 million
                                                                    On amounts in excess of $500 million
Harris Oakmark Large Cap Value..................................... Of the first $250 million
                                                                    On amounts in excess of $250 million
Neuberger Berman Partners Mid Cap Value............................ Of the first $100 million
                                                                    Of the next $250 million
                                                                    Of the next $500 million
                                                                    Of the next $750 million
                                                                    On amounts in excess of $1.6 billion
T. Rowe Price Large Cap Growth..................................... Of the first $50 million
                                                                    On amounts in excess of $50 million
Lehman Brothers Aggregate Bond Index............................... Of all assets
Morgan Stanley EAFE Index.......................................... Of all assets
Russell 2000 Index................................................. Of all assets
Putnam Large Cap Growth............................................ Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
State Street Research Aurora....................................... Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
MetLife Mid Cap Stock Index........................................ Of all assets
Janus Growth....................................................... Of the first $500 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $1 billion
Franklin Templeton Small Cap Growth................................ Of the first $500 million
                                                                    On amounts in excess of $500 million
State Street Research Large Cap Value (May 1, 2002 - June 30, 2002) Of the first $250 million
                                                                    Of the next $500 million
                                                                    On amounts in excess of $750 million

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

   The Fund and MetLife Advisers have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Investment Trust, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Aurora and State Street Research Large Cap Value Portfolios.

                                                  FEES EARNED BY STATE STREET
                                                          RESEARCH &
                                                      MANAGEMENT COMPANY
                                                      FOR THE SIX MONTHS
   PORTFOLIO                                          ENDED JUNE 30, 2002
   ---------                                      ---------------------------
   State Street Research Investment Trust........         $3,471,873
   State Street Research Diversified.............          2,928,829
   State Street Research Aggressive Growth.......          1,939,282
   State Street Research Aurora..................          1,044,549
   State Street Research Large Cap Value (May 1,
    2002 - June 30, 2002)........................              4,140

   Metropolitan Life is the sub-investment adviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and the MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays Metropolitan Life a sub-investment management fee for each Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

   Putnam Investment Management, LLC. is compensated to provide sub-investment management services for the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio and Janus Growth Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Deutsche Asset Management is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide sub-investment management services for the Franklin Templeton Small Cap Growth Portfolio.

B. SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Portfolio. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the six months ended June 30, 2002 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

C. VOLUNTARY SUBSIDIZATION OF PORTFOLIOS:

   MetLife Advisers has voluntarily agreed to subsidize until April 30, 2003, all expenses, excluding those listed below, in excess of 0.20% of the net assets of Metlife Mid Cap Stock Index and Putnam Large Cap Growth Portfolios, in excess of 0.30% of the net assets of the Russell 2000 Index Portfolio, and in excess of 0.45% of the net assets of the Morgan Stanley EAFE Index Portfolio.

   Expenses excluded from subsidization are: investment management fees payable to MetLife Advisers, Rule 12b-1 distribution fees, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto). Amounts reimbursed by MetLife Advisers for the six months ended June 30, 2002 are shown as Expense Reimbursements in the Statement of Operations of the respective Portfolios.

   MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2003, all expenses (other than brokerage commission, taxes interest and any extaordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

                                                                              EXPENSES
                                                                             DEFERRED IN
                                                                           ---------------
                                                                            2001     2002
                                                                           -------  -------
                                                 MAXIMUM EXPENSE RATIO       (SUBJECT TO
                                                UNDER CURRENT VOLUNTARY    REPAYMENT UNTIL)
                                                EXPENSE DEFERRAL AGREEMENT  DECEMBER 31,
                                                -------------------------  ---------------
PORTFOLIO/CLASS                                 CLASS A  CLASS B  CLASS E   2004     2005
---------------                                 -------  -------  -------  -------  -------
Janus Growth Portfolio.........................  0.95%    1.20%    1.10%   $62,766  $49,158
Franklin Templeton Small Cap Growth Portfolio..  1.05%    1.30%    1.20%    69,557   43,392
State Street Research Large Cap Value Portfolio  0.85%    1.10%    1.00%      Inap   18,246

   Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years (five years in the case of State Street Research Large Cap Value Portfolio) after the end of the fiscal year in which such expense was incurred.

4. DIVIDENDS AND DISTRIBUTIONS:

   The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.

5. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2002 are footnoted at the end of each applicable Portfolio's schedule of investments.

6. FUTURES CONTRACTS:

   The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

   Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

   At a Special Meeting of Shareholders of the State Street Research Money Market Portfolio, State Street Research Income Portfolio and Loomis Sayles High Yield Bond Portfolio held on April 26, 2002 such shareholders voted for the following proposals:

                                                                             FOR      AGAINST   ABSTAIN    TOTAL
                                                                          ---------- --------- --------- ----------
1. To approve an agreement and Plan of Reorganization for the sale         4,436,184   164,620   222,363  4,823,167
   of all of the assets of State Street Research Money Market
   Portfolio ("the Met Series") to, and the assumption of all of the liabilities of the Met Series by State Street Research Money
   Market Series ("the Zenith Series"), a series of the New England
   Zenith Fund, in exchange for shares of the Zenith Series and the distribution of such shares to the shareholders of the Met Series in complete liquidation of the Met Series.

2. To approve an agreement and Plan of Reorganization for the sale        37,240,874 1,810,897 3,232,837 42,284,608
   of all of the assets of State Street Research Income Portfolio
   ("the Met Series") to, and the assumption of all of the liabilities of the Met Series by State Street Research Bond Income Series
   ("the Zenith Series"), a series of the New England Zenith Fund, in exchange for shares of the Zenith Series and the distribution of such shares to the shareholders of the Met Series in complete liquidation of the Met Series.

3. To approve an agreement and Plan of Reorganization for the sale         8,208,599   342,855   473,919  9,025,373
   of all of the assets of Loomis Sayles High Yield Bond Portfolio
   ("the Met Series") to, and the assumption of all of the liabilities of the Met Series by Lord Abbet Bond Debenture Portfolio ("the
   Met Investors Series"), a series of the Met Investors Series Trust, in exchange for shares of the Met Investors Series and the distribution of such shares to the shareholders of the Met Series in complete liquidation of the Met Series.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)


Information about the Fund's Board of Directors and officers appears below. Each Director is responsible for overseeing all 20 Portfolios of the Fund. There is no limit to the term a Director may serve. The Fund's Statement of Additional Information has further information about the Directors and is available without charge by calling (800) 356-5015.

INTERESTED DIRECTORS

Each Director below is an "interested person" (as defined by the Investment Company Act of 1940) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MLA, the Investment Manager of the Fund.

                                        CURRENT          POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS            AGE  POSITION(S) WITH FUND   HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS (1)
----------------            --- ------------------------ ----------  -------------------------------------------------------
Anne M. Goggin              53   Director, Chairman of      2002     Chief Counsel, Individual Business, MetLife; Trustee and
Metropolitan Life Insurance     the Board, President and             Chairman of the Board, New England Zenith Fund ("Zenith
Company                         Chief Executive Officer              Fund")*; Senior Vice President and General Counsel, New
1 Madison Avenue                                                     England Financial ("NEF"); Chair of the Board of Managers,
New York, NY 10010                                                   President and Chief Executive Officer, MLA; Director, New
                                                                     England Securities Corporation ("NES"); formerly,
                                                                     President, General Counsel, Secretary and Clerk, NES,
                                                                     1993-1999.
Arthur G. Typermass         64          Director            1998     Formerly, Senior Vice President and Treasurer, MetLife.
43 Chestnut Street
Garden City, NY 11530

NON-INTERESTED DIRECTORS

Each Director below is NOT an "interested person" (as defined by the Investment Company Act of 1940).

                                             CURRENT        POSITION(S)
NAME AND ADDRESS                  AGE POSITION(S) WITH FUND HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------                  --- --------------------- ----------  ---------------------------------------------
Steve A. Garban+                  64        Director           1993     Formerly, Senior Vice President, Finance and
The Pennsylvania State University                                       Operations, and Treasurer, The Pennsylvania
208 Old Main                                                            State University.
University Park, PA 16802
Linda B. Strumpf                  54        Director           2000     Vice President and Chief Investment Officer,
Ford Foundation                                                         Ford Foundation.
320 E. 43rd Street
New York, NY 10017
Dean O. Morton+                   70        Director           1993     Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                                    Operating Officer and Director, Hewlett-Packard
Palo Alto, CA 94304                                                     Company.
Michael S. Scott Morton+          64        Director           1993     Jay W. Forrester Professor of Management at
Massachusetts Institute of                                              Sloan School of Management, MIT
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02139
Toby Rosenblatt                   63        Director           2001     President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                     President, Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle                  68        Director           2001     Counsel, Womble Carlyle Sandridge & Rice;
400 Urbano Drive                                                        formerly, Senior Partner, Arnelle, Hastie,
San Francisco, CA 94127                                                 McGee, Willis and Greene.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

OFFICERS

                                 CURRENT        POSITION(S)
NAME AND ADDRESS      AGE POSITION(S) WITH FUND HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS(1)
----------------      --- --------------------- ----------  ---------------------------------------------
John F. Guthrie, Jr.  58  Senior Vice President    2002     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC                                       President, Zenith Fund, since 1995; Vice President, NEF.
501 Boylston Street
Boston, MA 02116
Peter Duffy           46   Vice President and      2000     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC           Treasurer                   President, since 2002, and Treasurer, since 1998, Zenith
501 Boylston Street                                         Fund; Second Vice President, NEF; formerly, Senior Vice
Boston, MA 02116                                            President, New England Funds, L.P.
Thomas M. Lenz        43   Vice President and      2002     Assistant General Counsel, MetLife; General Counsel and
MetLife Advisers, LLC           Secretary                   Secretary, MLA, since 1998; Vice President, since 2002, and
501 Boylston Street                                         Secretary, since 1998, Zenith Fund; formerly, Vice
Boston, MA 02116                                            President, State Street Bank and Trust Company.
David W. Allen        45  Senior Vice President    2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life                                           Vice President, Zenith Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
Hugh McHaffie         43  Senior Vice President    2000     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life                                           President, Zenith Fund, since 2002; formerly, Vice
Insurance Company                                           President, Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    46     Vice President        2002     Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones   46     Vice President        2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                           Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

 * Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)Previous positions during the past five years with the Fund, MetLife, MLA, New England Zenith Fund, New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different.
 + Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY


 (*) The views expressed in the Management's Discussion and Analysis, for each Portfolio, are those of the Portfolio Manager as of June 30, 2002 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

 (1) The Lehman Brothers Aggregate Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

 (2) The Merrill Lynch High Yield Bond Index(R) is an unmanaged measure of high-yield bond market performance. Direct investment in the Index is not possible.

 (3) The Standard & Poor's 500 Index Composite Stock Price Index(R) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

 (4) The Russell 1000 Value Index(R) is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. Direct investment in the Index is not possible.

 (5) The Russell 1000 Growth Index(R) is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. Direct investment in the Index is not possible.

 (6) The Morgan Stanley Capital International (MSCI) EAFE Index(R) is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

 (7) The Standard & Poor's MidCap 400 Index(R) is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Direct investment in the Index is not possible.

 (8) The Standard and Poor's MidCap 400 / Barra Value Index(R) is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. Direct investment in the Index is not possible.

 (9) The Russell Midcap Growth Index(R) is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.

(10) The Russell 2500 Growth Index(R) is an unmanaged measure of performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have higher price-to-book ratios and higher forecasted growth values.

(11) The Russell 2000 Index(R) is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. Direct investment in the Index is not possible.

(12) The Russell 2000 Value Index(R) is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. Direct investment in the Index is not possible.

(13) The Russell 2000 Growth Index(R) is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and lower forecasted growth values. Direct investment in the Index is not possible.

(14) The MSCI World Index(R) is a capitalization weighted index that measures performance of stocks from around the world. Direct investment in the Index is not possible.

(15) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-183